UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 04/30/19

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	April 30, 2019
Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ■ C: CPNCX ■ R: CPNRX ■ Y: CPNYX ■ R5: CPNFX ■ R6: CPNSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
15	Financial Statements
18	Financial Highlights
19	Notes to Financial Statements
27	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–11.64%
Class C Shares	–12.01
Class R Shares	–11.68
Class Y Shares	–11.61
Class R5 Shares	–11.45
Class R6 Shares	–11.47
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.19
Lipper Alternative Equity Market Neutral Funds Index■ (Peer Group Index)	–1.34
Source(s): ▼RIMES Technologies Corp.;■ Lipper Inc.
The FTSE US 3-Month Treasury Bill Index is an unmanaged index considered representative of three-month US Treasury Bills.
    The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	–1.31%
5 Years	–2.18
1 Year	–12.94
Class C Shares
Inception (12/17/13)	–1.00%
5 Years	–1.79
1 Year	–9.34
Class R Shares
Inception (12/17/13)	–0.49%
5 Years	–1.28
1 Year	–7.92
Class Y Shares
Inception (12/17/13)	–0.02%
5 Years	–0.83
1 Year	–7.62
Class R5 Shares
Inception (12/17/13)	0.05%
5 Years	–0.75
1 Year	–7.47
Class R6 Shares
Inception (12/17/13)	0.03%
5 Years	–0.77
1 Year	–7.48
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.51%, 2.26%, 1.76%, 1.26%, 1.13% and 1.13%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.52%, 2.27%, 1.77%, 1.27%, 1.14% and 1.14%, re-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	–0.79%
5 Years	–1.17
1 Year	–11.73
Class C Shares
Inception (12/17/13)	–0.46%
5 Years	–0.78
1 Year	–8.08
Class R Shares
Inception (12/17/13)	0.05%
5 Years	–0.29
1 Year	–6.70
Class Y Shares
Inception (12/17/13)	0.53%
5 Years	0.20
1 Year	–6.20
Class R5 Shares
Inception (12/17/13)	0.58%
5 Years	0.25
1 Year	–6.19
Class R6 Shares
Inception (12/17/13)	0.56%
5 Years	0.23
1 Year	–6.20
spectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco All Cap Market Neutral Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco All Cap Market Neutral Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–88.27%
Advertising–0.50%
National CineMedia, Inc.	58,700	$ 409,726
Airlines–0.23%
United Continental Holdings, Inc. (b)	2,150	191,049
Alternative Carriers–1.37%
Intelsat S.A. (b)	55,650	1,126,356
Apparel Retail–2.36%
Abercrombie & Fitch Co., Class A	24,500	732,305
Cato Corp. (The), Class A	4,550	68,978
Foot Locker, Inc.	18,000	1,029,780
Tilly’s, Inc., Class A	8,850	104,076
		1,935,139
Apparel, Accessories & Luxury Goods–0.85%
Fossil Group, Inc. (b)	48,150	629,321
Vera Bradley, Inc. (b)	5,500	67,540
		696,861
Application Software–0.28%
Intelligent Systems Corp. (b)	8,250	233,145
Asset Management & Custody Banks–0.13%
Victory Capital Holdings, Inc., Class A(b)	6,250	103,063
Auto Parts & Equipment–0.84%
Garrett Motion, Inc. (Switzerland)(b)	8,850	166,380
Shiloh Industries, Inc. (b)	11,900	68,068
Stoneridge, Inc. (b)	12,300	386,589
Tower International, Inc.	2,900	67,686
		688,723
Biotechnology–8.20%
AMAG Pharmaceuticals, Inc. (b)	10,000	111,600
ArQule, Inc. (b)	42,650	254,621
Arrowhead Pharmaceuticals, Inc. (b)	70,500	1,267,590
BioSpecifics Technologies Corp. (b)	2,600	174,200
CareDx, Inc. (b)	32,850	893,848
ChemoCentryx, Inc. (b)	43,000	570,610
Eagle Pharmaceuticals, Inc. (b)	5,600	287,896
Enanta Pharmaceuticals, Inc. (b)	11,300	985,247
Genomic Health, Inc. (b)	15,050	968,166
KalVista Pharmaceuticals, Inc. (b)	16,800	386,400
Myriad Genetics, Inc. (b)	9,250	291,190
Pfenex, Inc. (b)	29,850	172,832
Veracyte, Inc. (b)	8,600	196,682
Vericel Corp. (b)	9,800	166,502
		6,727,384
Shares		Value
Building Products–0.16%
Resideo Technologies, Inc. (b)	5,700	$ 129,390
Cable & Satellite–0.11%
MSG Networks, Inc., Class A(b)	4,100	94,423
Casinos & Gaming–0.20%
Everi Holdings, Inc. (b)	15,700	161,553
Coal & Consumable Fuels–2.06%
Arch Coal, Inc., Class A	3,100	300,638
CONSOL Energy, Inc. (b)	13,550	459,345
Hallador Energy Co.	36,850	190,146
NACCO Industries, Inc., Class A	6,935	283,572
Peabody Energy Corp.	15,900	457,443
		1,691,144
Commercial Printing–0.18%
Ennis, Inc.	7,350	148,323
Commodity Chemicals–0.40%
Methanex Corp. (Canada)	6,050	332,266
Communications Equipment–0.79%
Acacia Communications, Inc. (b)	2,800	162,064
Comtech Telecommunications Corp.	17,450	410,598
PC-Tel, Inc. (b)	15,750	74,498
		647,160
Computer & Electronics Retail–1.60%
Rent-A-Center, Inc. (b)	52,600	1,311,318
Construction & Engineering–0.79%
Great Lakes Dredge & Dock Corp. (b)	63,650	651,140
Construction Machinery & Heavy Trucks–0.55%
Commercial Vehicle Group, Inc. (b)	18,200	162,344
Meritor, Inc. (b)	12,050	292,333
		454,677
Consumer Electronics–0.44%
Turtle Beach Corp. (b)	13,100	134,144
ZAGG, Inc. (b)	27,200	224,128
		358,272
Consumer Finance–1.25%
Navient Corp.	68,000	918,680
Nelnet, Inc., Class A	1,800	104,490
		1,023,170
Copper–0.50%
Freeport-McMoRan, Inc.	33,250	409,308
Data Processing & Outsourced Services–1.99%
Cardtronics PLC, Class A(b)	38,600	1,380,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco All Cap Market Neutral Fund

Shares		Value
Data Processing & Outsourced Services–(continued)
Paysign, Inc. (b)	31,150	$ 253,249
		1,633,585
Diversified Metals & Mining–0.65%
Teck Resources Ltd. Class B (Canada)	22,450	530,943
Education Services–0.99%
K12, Inc. (b)	27,050	814,746
Electric Utilities–0.24%
Genie Energy Ltd. Class B	23,150	201,174
Electrical Components & Equipment–1.30%
Atkore International Group, Inc. (b)	6,000	148,560
Enphase Energy, Inc. (b)	75,200	755,008
Vicor Corp. (b)	4,250	159,417
		1,062,985
Electronic Components–0.16%
Bel Fuse, Inc. Class B	5,450	129,165
Electronic Equipment & Instruments–1.18%
Control4 Corp. (b)	25,300	440,473
Napco Security Technologies, Inc. (b)	3,150	78,057
Zebra Technologies Corp., Class A(b)	2,150	453,951
		972,481
Environmental & Facilities Services–0.16%
CECO Environmental Corp. (b)	16,800	130,368
Fertilizers & Agricultural Chemicals–0.71%
CF Industries Holdings, Inc.	13,100	586,618
Food Retail–0.21%
Natural Grocers by Vitamin Cottage, Inc. (b)	13,600	168,368
Footwear–2.25%
Crocs, Inc. (b)	13,500	375,975
Deckers Outdoor Corp. (b)	8,350	1,321,053
Rocky Brands, Inc.	5,800	147,958
		1,844,986
Forest Products–0.24%
Norbord, Inc. (Canada)	7,850	199,861
Gold–0.73%
Kirkland Lake Gold Ltd. (Canada)	18,450	596,304
Health Care Equipment–3.22%
FONAR Corp. (b)	5,000	99,200
Glaukos Corp. (b)	3,600	259,668
iRadimed Corp. (b)	9,700	242,597
Mesa Laboratories, Inc.	500	118,345
Novocure Ltd. (b)	11,650	513,416
SurModics, Inc. (b)	3,850	167,244
Tandem Diabetes Care, Inc. (b)	20,250	1,243,552
		2,644,022
Shares		Value
Health Care Facilities–1.32%
Community Health Systems, Inc. (b)	106,500	$ 366,360
Quorum Health Corp. (b)	35,750	73,287
Tenet Healthcare Corp. (b)	29,450	644,955
		1,084,602
Health Care REITs–0.17%
CareTrust REIT, Inc.	5,750	139,438
Health Care Services–0.89%
Amedisys, Inc. (b)	3,500	447,370
Psychemedics Corp.	7,650	87,899
RadNet, Inc. (b)	16,300	197,393
		732,662
Health Care Supplies–1.88%
BioLife Solutions, Inc. (b)	14,450	241,893
Lantheus Holdings, Inc. (b)	16,650	402,264
STAAR Surgical Co. (b)	27,550	894,824
		1,538,981
Health Care Technology–0.80%
Simulations Plus, Inc.	4,500	101,385
Tabula Rasa HealthCare, Inc. (b)	10,450	556,567
		657,952
Homefurnishing Retail–0.60%
RH (b)	4,600	490,866
Hotel & Resort REITs–0.42%
Braemar Hotels & Resorts, Inc.	24,800	344,720
Hotels, Resorts & Cruise Lines–0.05%
Red Lion Hotels Corp. (b)	5,300	41,976
Industrial Machinery–1.32%
Harsco Corp. (b)	38,650	875,036
LB Foster Co., Class A(b)	9,850	211,676
		1,086,712
Industrial REITs–0.42%
Industrial Logistics Properties Trust	17,350	344,398
Insurance Brokers–0.38%
eHealth, Inc. (b)	5,100	309,774
Interactive Home Entertainment–1.71%
Glu Mobile, Inc. (b)	128,400	1,404,696
Interactive Media & Services–1.72%
Care.com, Inc. (b)	11,550	193,463
Meet Group, Inc. (The) (b)	74,650	415,054
Travelzoo (b)	12,050	211,718
TripAdvisor, Inc. (b)	11,100	590,853
		1,411,088
Internet & Direct Marketing Retail–2.41%
Etsy, Inc. (b)	21,350	1,441,979
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco All Cap Market Neutral Fund

Shares		Value
Internet & Direct Marketing Retail–(continued)
Expedia Group, Inc.	1,600	$ 207,744
Leaf Group Ltd. (b)	4,800	40,272
Rubicon Project, Inc. (The) (b)	45,650	291,703
		1,981,698
Internet Services & Infrastructure–0.27%
Endurance International Group Holdings, Inc. (b)	39,400	217,882
Investment Banking & Brokerage–0.26%
Greenhill & Co., Inc.	10,200	211,242
IT Consulting & Other Services–0.60%
Unisys Corp. (b)	44,000	493,240
Leisure Facilities–1.63%
SeaWorld Entertainment, Inc. (b)	45,550	1,212,541
Town Sports International Holdings, Inc. (b)	35,050	127,231
		1,339,772
Leisure Products–0.06%
MasterCraft Boat Holdings, Inc. (b)	1,850	45,769
Life Sciences Tools & Services–1.14%
Champions Oncology, Inc. (b)	12,950	117,586
Fluidigm Corp. (b)	19,200	263,808
Medpace Holdings, Inc. (b)	9,850	553,274
		934,668
Motorcycle Manufacturers–0.36%
Harley-Davidson, Inc.	7,850	292,256
Office Services & Supplies–0.06%
Pitney Bowes, Inc.	6,850	48,704
Oil & Gas Drilling–0.02%
Noble Corp. PLC (b)	7,700	20,251
Oil & Gas Equipment & Services–1.14%
DMC Global, Inc.	10,200	706,860
ION Geophysical Corp. (b)	5,350	68,426
KLX Energy Services Holdings, Inc. (b)	4,950	138,847
Mammoth Energy Services, Inc.	1,550	24,165
		938,298
Oil & Gas Exploration & Production–3.14%
Bonanza Creek Energy, Inc. (b)	5,800	139,606
California Resources Corp. (b)	25,050	528,054
Comstock Resources, Inc. (b)	19,100	116,510
Evolution Petroleum Corp.	35,400	248,862
Panhandle Oil & Gas, Inc., Class A	3,350	50,250
SM Energy Co.	3,800	60,534
W&T Offshore, Inc. (b)	137,700	878,526
Whiting Petroleum Corp. (b)	20,250	554,647
		2,576,989
Oil & Gas Refining & Marketing–1.22%
Adams Resources & Energy, Inc.	3,200	115,680
Shares		Value
Oil & Gas Refining & Marketing–(continued)
Renewable Energy Group, Inc. (b)	36,650	$ 883,998
		999,678
Oil & Gas Storage & Transportation–0.10%
Overseas Shipholding Group, Inc., Class A(b)	47,200	85,904
Packaged Foods & Meats–0.60%
Freshpet, Inc. (b)	7,900	352,814
TreeHouse Foods, Inc. (b)	2,100	140,658
		493,472
Paper Products–1.83%
Domtar Corp.	10,600	518,340
Resolute Forest Products, Inc.	70,050	554,095
Verso Corp., Class A(b)	19,200	428,544
		1,500,979
Personal Products–0.10%
Herbalife Nutrition Ltd. (b)	1,600	84,560
Pharmaceuticals–4.77%
Assertio Therapeutics, Inc. (b)	44,350	184,940
Cerecor, Inc. (b)	25,900	140,896
Chiasma, Inc. (b)	9,950	60,496
Corcept Therapeutics, Inc. (b)	25,400	314,452
Endo International PLC (b)	65,550	491,625
Horizon Pharma PLC (b)	17,050	435,286
Innoviva, Inc. (b)	66,150	928,084
Mallinckrodt PLC (b)	24,550	379,543
Pacira BioSciences, Inc. (b)	22,500	895,950
SIGA Technologies, Inc. (b)	9,200	48,208
Supernus Pharmaceuticals, Inc. (b)	850	31,221
		3,910,701
Property & Casualty Insurance–0.34%
Ambac Financial Group, Inc. (b)	14,950	279,565
Real Estate Development–0.17%
Maui Land & Pineapple Co., Inc. (b)	11,600	138,852
Real Estate Services–0.26%
Altisource Portfolio Solutions S.A. (b)	8,950	211,847
Regional Banks–3.06%
ACNB Corp.	3,550	134,438
Bank of Commerce Holdings	3,500	37,870
Bank of Marin Bancorp	2,550	107,993
C&F Financial Corp.	1,500	72,750
First Financial Northwest, Inc.	6,700	112,091
Hawthorn Bancshares, Inc.	1,700	39,967
OFG Bancorp (Puerto Rico)	51,500	1,039,270
Popular, Inc. (Puerto Rico)	16,800	969,528
		2,513,907
Residential REITs–0.64%
Bluerock Residential Growth REIT, Inc.	19,550	219,155
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco All Cap Market Neutral Fund

Shares		Value
Residential REITs–(continued)
BRT Apartments Corp.	13,850	$ 194,316
Clipper Realty, Inc.	8,600	112,230
		525,701
Restaurants–1.11%
BJ’s Restaurants, Inc.	1,150	57,397
Brinker International, Inc.	11,400	487,578
Chipotle Mexican Grill, Inc. (b)	160	110,086
Dine Brands Global, Inc.	2,850	252,681
		907,742
Semiconductor Equipment–2.09%
Nanometrics, Inc. (b)	21,150	630,058
Xperi Corp.	43,600	1,083,460
		1,713,518
Semiconductors–3.09%
Broadcom, Inc.	2,280	725,952
Intel Corp.	1,850	94,424
Lattice Semiconductor Corp. (b)	90,850	1,176,507
Pixelworks, Inc. (b)	32,300	148,903
SMART Global Holdings, Inc. (b)	4,700	102,178
Xilinx, Inc.	2,400	288,336
		2,536,300
Specialized REITs–1.61%
CoreCivic, Inc.	25,950	540,019
Lamar Advertising Co., Class A	5,100	421,617
Outfront Media, Inc. REIT	12,900	307,407
Safehold, Inc.	2,100	52,983
		1,322,026
Specialty Chemicals–0.13%
Livent Corp. (b)	9,900	106,722
Specialty Stores–1.58%
Barnes & Noble Education, Inc. (b)	47,000	202,100
Dick’s Sporting Goods, Inc.	25,800	954,600
Vitamin Shoppe, Inc. (b)	22,200	139,416
		1,296,116
Steel–1.53%
Warrior Met Coal, Inc.	40,550	1,257,050
Shares		Value
Technology Distributors–0.40%
PCM, Inc. (b)	12,000	$ 331,080
Technology Hardware, Storage & Peripherals–1.37%
Avid Technology, Inc. (b)	22,600	171,760
Xerox Corp.	28,650	955,764
		1,127,524
Thrifts & Mortgage Finance–0.42%
Federal Agricultural Mortgage Corp. Class C	2,150	164,432
FS Bancorp, Inc.	2,300	118,887
Severn Bancorp, Inc.	1,087	10,066
Sterling Bancorp, Inc./MI	4,950	48,460
		341,845
Tobacco–0.32%
Turning Point Brands, Inc.	6,150	263,036
Trading Companies & Distributors–0.66%
General Finance Corp. (b)	18,150	168,795
Systemax, Inc.	1,600	36,336
Titan Machinery, Inc. (b)	6,750	116,100
Transcat, Inc. (b)	4,600	106,030
Veritiv Corp. (b)	4,000	111,560
		538,821
Trucking–0.28%
YRC Worldwide, Inc. (b)	33,950	231,200
Total Common Stocks & Other Equity Interests (Cost $65,801,493)		72,445,976

Money Market Funds–8.91%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(c)	2,558,513	2,558,513
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(c)	1,827,520	1,828,069
Invesco Treasury Portfolio, Institutional Class, 2.32%(c)	2,924,014	2,924,014
Total Money Market Funds (Cost $7,310,302)		7,310,596
TOTAL INVESTMENTS IN SECURITIES–97.18% (Cost $73,111,795)		79,756,572
OTHER ASSETS LESS LIABILITIES–2.82%		2,311,454
NET ASSETS–100.00%		$82,068,026
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco All Cap Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value (2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Equity Risk
Equity Securities — Short	Morgan Stanley & Co. LLC	04/22/2021	Federal Funds floating rate	Monthly	$(73,126,184)	$—	$(160,204)	$(160,204)	$(73,289,749)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $3,361 of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $123,059 cash held with Morgan Stanley & Co. LLC, the Counterparty.
The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2019.
	Shares	Value	Percentage of Reference Entities
Equity Securities - Short
Advertising
Boston Omaha Corp., Class A	(7,000)	$ (164,850)	0.24
Aerospace & Defense
BWX Technologies, Inc.	(2,600)	(132,860)	0.19
Airlines
American Airlines Group, Inc.	(7,150)	(244,387)	0.33
Alternative Carriers
Iridium Communications, Inc.	(15,900)	(436,614)	0.61
Aluminum
Century Aluminum Co.	(82,700)	(695,507)	0.99
Application Software
Asure Software, Inc.	(11,050)	(76,908)	0.10
Digimarc Corp.	(11,250)	(335,137)	0.43
Nutanix, Inc., Class A	(1,400)	(60,466)	0.08
Park City Group, Inc.	(10,250)	(79,233)	0.11
Veritone, Inc.	(18,750)	(116,062)	0.15
VirnetX Holding Corp.	(59,950)	(382,481)	0.52
		(1,050,287)
Asset Management & Custody Banks
Safeguard Scientifics, Inc.	(10,150)	(116,116)	0.15
WisdomTree Investments, Inc.	(42,100)	(303,120)	0.45
		(419,236)
Auto Parts & Equipment
Horizon Global Corp.	(25,250)	(70,195)	0.10
Kandi Technologies Group, Inc.	(4,950)	(26,136)	0.04
LCI Industries	(6,350)	(557,847)	0.80
		(654,178)
Automobile Manufacturers
Tesla, Inc.	(950)	(226,756)	0.34
	Shares	Value	Percentage of Reference Entities
Automotive Retail
Camping World Holdings, Inc., Class A	(30,500)	$ (455,060)	0.57
CarMax, Inc.	(10,600)	(825,316)	1.12
Carvana Co.	(5,150)	(368,534)	0.47
		(1,648,910)
Biotechnology
Abeona Therapeutics, Inc.	(34,400)	(264,880)	0.39
ACADIA Pharmaceuticals, Inc.	(16,350)	(393,217)	0.54
Adamas Pharmaceuticals, Inc.	(24,450)	(154,524)	0.21
ADMA Biologics, Inc.	(29,950)	(138,668)	0.19
Alnylam Pharmaceuticals, Inc.	(12,350)	(1,103,349)	1.48
Bluebird Bio, Inc.	(1,300)	(184,379)	0.25
Clovis Oncology, Inc.	(14,400)	(263,088)	0.41
Corbus Pharmaceuticals Holdings, Inc.	(16,750)	(119,595)	0.17
Dynavax Technologies Corp.	(20,550)	(136,658)	0.18
Exact Sciences Corp.	(11,100)	(1,095,459)	1.43
Flexion Therapeutics, Inc.	(16,400)	(173,840)	0.24
Immunomedics, Inc.	(53,850)	(862,677)	1.25
Intrexon Corp.	(26,050)	(112,797)	0.16
La Jolla Pharmaceutical Co.	(21,950)	(176,697)	0.23
PolarityTE, Inc.	(20,900)	(188,936)	0.24
Portola Pharmaceuticals, Inc.	(19,000)	(670,700)	0.92
Proteostasis Therapeutics, Inc.	(35,350)	(38,885)	0.06
Sorrento Therapeutics, Inc.	(26,350)	(96,178)	0.13
Tyme Technologies, Inc.	(92,750)	(140,052)	0.20
Ultragenyx Pharmaceutical, Inc.	(4,600)	(303,600)	0.43
XOMA Corp.	(6,050)	(71,753)	0.10
		(6,689,932)
Building Products
Caesarstone Ltd.	(28,950)	(438,014)	0.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Casinos & Gaming
Century Casinos, Inc.	(11,150)	$ (101,465)	0.14
Empire Resorts., Inc.	(3,150)	(43,880)	0.06
Golden Entertainment, Inc.	(6,750)	(106,177)	0.15
Scientific Games Corp.	(15,950)	(368,923)	0.50
Stars Group, Inc. (The)	(41,400)	(782,046)	1.08
Wynn Resorts, Ltd.	(6,400)	(924,480)	1.25
		(2,326,971)
Commodity Chemicals
Core Molding Technologies, Inc.	(3,469)	(28,168)	0.04
Loop Industries, Inc.	(14,200)	(100,536)	0.15
Trecora Resources	(7,750)	(72,463)	0.10
		(201,167)
Communications Equipment
Applied Optoelectronics, Inc.	(17,950)	(224,734)	0.30
EMCORE Corp.	(24,550)	(96,236)	0.14
ViaSat, Inc.	(7,600)	(690,232)	0.92
		(1,011,202)
Construction & Engineering
Argan, Inc.	(13,050)	(624,051)	0.89
Granite Construction, Inc.	(6,850)	(307,496)	0.42
		(931,547)
Construction Machinery & Heavy Trucks
FreightCar America, Inc.	(9,250)	(64,010)	0.10
Construction Materials
Forterra, Inc.	(58,300)	(270,512)	0.38
Martin Marietta Materials, Inc.	(4,450)	(987,455)	1.29
Summit Materials, Inc., Class A	(31,300)	(548,376)	0.71
US Concrete, Inc.	(6,150)	(289,849)	0.39
Vulcan Materials Co.	(800)	(100,888)	0.13
		(2,197,080)
Consumer Electronics
Universal Electronics, Inc.	(5,650)	(214,983)	0.29
Vuzix Corp.	(27,200)	(64,464)	0.10
		(279,447)
Distributors
LKQ Corp.	(4,800)	(144,480)	0.21
Pool Corp.	(700)	(128,618)	0.17
		(273,098)
Diversified Banks
Bank of NT Butterfield & Son Ltd. (The)	(26,800)	(1,072,536)	1.38
	Shares	Value	Percentage of Reference Entities
Diversified Chemicals
LSB Industries, Inc.	(24,950)	$ (145,958)	0.22
Diversified Metals & Mining
Compass Minerals International, Inc.	(3,500)	(200,865)	0.28
Diversified Support Services
Healthcare Services Group, Inc.	(3,600)	(121,860)	0.17
Ritchie Bros Auctioneers, Inc.	(7,200)	(250,488)	0.34
		(372,348)
Electrical Components & Equipment
Sunrun, Inc.	(37,250)	(566,572)	0.85
Vivint Solar, Inc.	(30,150)	(163,112)	0.24
		(729,684)
Electronic Components
Akoustis Technologies, Inc.	(26,850)	(177,210)	0.23
Electronic Equipment & Instruments
Coherent, Inc.	(6,150)	(910,261)	1.31
Iteris, Inc.	(28,550)	(123,907)	0.17
		(1,034,168)
Electronic Manufacturing Services
IPG Photonics Corp.	(6,200)	(1,083,326)	1.52
Environmental & Facilities Services
Team, Inc.	(21,050)	(355,745)	0.53
Fertilizers & Agricultural Chemicals
Scotts Miracle-Gro Co. (The)	(600)	(51,012)	0.07
General Merchandise Stores
Big Lots, Inc.	(9,750)	(362,310)	0.50
Health Care Equipment
AxoGen, Inc.	(36,250)	(851,150)	1.02
Cantel Medical Corp.	(4,550)	(313,677)	0.41
CryoPort, Inc.	(22,850)	(321,499)	0.44
Helius Medical Technologies, Inc.	(13,700)	(33,565)	0.05
Insulet Corp.	(4,600)	(396,750)	0.52
Invacare Corp.	(31,450)	(232,730)	0.32
Nevro Corp.	(8,600)	(530,706)	0.75
NuVasive, Inc.	(11,650)	(705,990)	0.91
Oxford Immunotec Global PLC	(20,500)	(332,715)	0.45
Penumbra, Inc.	(3,350)	(450,575)	0.60
Pulse Biosciences, Inc.	(19,250)	(308,385)	0.43
SeaSpine Holdings Corp.	(4,750)	(69,968)	0.09
ViewRay, Inc.	(91,300)	(635,448)	0.90
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Health Care Equipment—(continued)
Wright Medical Group NV	(22,600)	$ (668,282)	0.89
		(5,851,440)
Health Care Supplies
Align Technology, Inc.	(900)	(292,212)	0.36
Endologix, Inc.	(6,600)	(42,372)	0.05
Enzo Biochem, Inc.	(42,100)	(146,087)	0.21
Senseonics Holdings, Inc.	(71,100)	(165,663)	0.21
Sientra, Inc.	(24,900)	(209,658)	0.29
		(855,992)
Health Care Technology
Medidata Solutions, Inc.	(4,350)	(392,979)	0.52
Home Furnishings
Mohawk Industries, Inc.	(7,800)	(1,062,750)	1.43
Home Improvement Retail
Floor & Decor Holdings, Inc., Class A	(22,650)	(1,087,653)	1.47
Lumber Liquidators Holdings, Inc.	(26,200)	(346,364)	0.45
Tile Shop Holdings, Inc.	(41,450)	(201,447)	0.31
		(1,635,464)
Homebuilding
LGI Homes, Inc.	(2,800)	(194,068)	0.27
New Home Co., Inc. (The)	(15,050)	(69,380)	0.10
William Lyon Homes, Class A	(21,200)	(357,432)	0.47
		(620,880)
Homefurnishing Retail
At Home Group, Inc.	(47,300)	(1,111,077)	1.46
Hotels, Resorts & Cruise Lines
Marriott Vacations Worldwide Corp.	(5,750)	(607,373)	0.85
Hypermarkets & Super Centers
PriceSmart, Inc.	(1,950)	(116,630)	0.16
Industrial Machinery
CIRCOR International, Inc.	(7,800)	(263,016)	0.39
ExOne Co. (The)	(16,300)	(144,418)	0.20
John Bean Technologies Corp.	(600)	(65,874)	0.08
NN, Inc.	(39,350)	(355,724)	0.51
Welbilt, Inc.	(37,600)	(632,808)	0.88
		(1,461,840)
Integrated Telecommunication Services
IDT Corp., Class B	(11,546)	(82,208)	0.11
Interactive Media & Services
Facebook, Inc., Class A	(2,350)	(454,490)	0.59
	Shares	Value	Percentage of Reference Entities
Interactive Media & Services—(continued)
Snap, Inc., Class A	(99,600)	$ (1,109,544)	1.62
Zillow Group, Inc., Class C	(31,700)	(1,058,780)	1.54
		(2,622,814)
Internet & Direct Marketing Retail
GrubHub, Inc.	(5,900)	(394,061)	0.52
Liquidity Services, Inc.	(24,650)	(167,373)	0.22
Wayfair, Inc., Class A	(6,700)	(1,086,405)	1.38
		(1,647,839)
Internet Services & Infrastructure
Shopify, Inc., Class A	(4,850)	(1,181,120)	1.48
Investment Banking & Brokerage
GAIN Capital Holdings, Inc.	(13,350)	(70,354)	0.10
Interactive Brokers Group, Inc., Class A	(13,300)	(721,392)	1.00
		(791,746)
IT Consulting & Other Services
Switch, Inc., Class A	(35,000)	(380,450)	0.51
Leisure Products
Mattel, Inc.	(53,300)	(649,727)	0.89
Life & Health Insurance
Trupanion, Inc.	(4,900)	(160,720)	0.22
Life Sciences Tools & Services
ChromaDex Corp.	(31,050)	(138,173)	0.18
Marine
Genco Shipping & Trading Ltd.	(5,250)	(53,025)	0.07
Matson, Inc.	(7,250)	(287,173)	0.39
		(340,198)
Movies & Entertainment
Lions Gate Entertainment Corp., Class A	(2,700)	(39,393)	0.06
Netflix, Inc.	(980)	(363,129)	0.51
		(402,522)
Multi-line Insurance
American International Group, Inc.	(2,100)	(99,897)	0.13
Multi-Utilities
Algonquin Power & Utilities Corp.	(5,200)	(59,280)	0.08
Oil & Gas Equipment & Services
Frank’s International NV	(5,400)	(31,536)	0.05
Gulf Island Fabrication, Inc.	(5,350)	(46,010)	0.07
Natural Gas Services Group, Inc.	(3,850)	(61,870)	0.09
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Oil & Gas Equipment & Services—(continued)
Smart Sand, Inc.	(35,100)	$ (137,943)	0.21
		(277,359)
Oil & Gas Exploration & Production
Callon Petroleum Co.	(46,300)	(347,713)	0.53
Centennial Resource Development, Inc., Class A	(18,650)	(196,385)	0.28
Jagged Peak Energy, Inc.	(22,250)	(235,182)	0.34
Lilis Energy, Inc.	(64,000)	(81,920)	0.10
Matador Resources Co.	(30,350)	(597,591)	0.90
PDC Energy, Inc.	(2,300)	(100,027)	0.15
Ring Energy, Inc.	(50,700)	(262,626)	0.38
Tellurian, Inc.	(103,150)	(979,925)	1.40
		(2,801,369)
Oil & Gas Refining & Marketing
Green Plains, Inc.	(32,350)	(561,920)	0.76
Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(2,350)	(151,222)	0.22
Enbridge, Inc.	(9,850)	(363,859)	0.51
Frontline Ltd.	(79,200)	(648,648)	0.87
NextDecade Corp.	(11,350)	(62,993)	0.08
ONEOK, Inc.	(1,500)	(101,895)	0.14
Targa Resources Corp.	(10,900)	(437,635)	0.61
TransCanada Corp.	(3,250)	(155,220)	0.21
		(1,921,472)
Packaged Foods & Meats
Sanderson Farms, Inc.	(4,200)	(636,846)	0.82
Personal Products
Coty, Inc., Class A	(44,900)	(485,818)	0.69
Revlon, Inc., Class A	(9,950)	(212,432)	0.26
		(698,250)
Pharmaceuticals
Aclaris Therapeutics, Inc.	(33,150)	(208,845)	0.28
Aerie Pharmaceuticals, Inc.	(10,850)	(413,928)	0.59
Akorn, Inc.	(33,600)	(90,720)	0.14
Canopy Growth Corp.	(21,750)	(1,098,810)	1.41
Medicines Co. (The)	(19,850)	(634,207)	0.80
Ocular Therapeutix, Inc.	(36,600)	(137,250)	0.19
Paratek Pharmaceuticals, Inc.	(25,300)	(139,403)	0.20
Reata Pharmaceuticals, Inc., Class A	(10,300)	(808,138)	1.13
TherapeuticsMD, Inc.	(192,700)	(828,610)	1.10
Zynerba Pharmaceuticals, Inc.	(16,050)	(200,946)	0.22
		(4,560,857)
	Shares	Value	Percentage of Reference Entities
Publishing
New York Times Co. (The), Class A	(1,850)	$ (61,328)	0.08
Real Estate Operating Companies
Trinity Place Holdings, Inc.	(16,100)	(63,112)	0.09
Real Estate Services
eXp World Holdings, Inc.	(7,400)	(80,660)	0.10
Regional Banks
Banc of California, Inc.	(3,850)	(55,864)	0.08
Farmers & Merchants Bancorp, Inc.	(3,000)	(95,220)	0.13
Howard Bancorp, Inc.	(7,691)	(115,596)	0.15
Live Oak Bancshares, Inc.	(37,400)	(653,378)	0.84
Mid Penn Bancorp, Inc.	(1,850)	(45,103)	0.06
MidSouth Bancorp, Inc.	(12,550)	(148,968)	0.20
Republic First Bancorp, Inc.	(50,900)	(260,608)	0.38
Triumph Bancorp, Inc.	(6,500)	(201,565)	0.27
		(1,576,302)
Reinsurance
Greenlight Capital Re Ltd., Class A	(14,200)	(170,116)	0.21
Restaurants
Del Friscos Restaurant Group, Inc.	(29,850)	(199,995)	0.28
Habit Restaurants, Inc. (The), Class A	(8,750)	(93,275)	0.12
Shake Shack, Inc., Class A	(1,350)	(82,755)	0.11
		(376,025)
Retail REITs
CBL & Associates Properties, Inc.	(133,100)	(134,431)	0.19
Macerich Co. (The)	(1,750)	(70,245)	0.10
Pennsylvania Real Estate Investment Trust	(47,700)	(287,154)	0.39
Washington Prime Group, Inc.	(173,600)	(772,520)	1.10
		(1,264,350)
Semiconductor Equipment
AXT, Inc.	(35,000)	(199,500)	0.22
PDF Solutions, Inc.	(27,000)	(350,460)	0.49
Ultra Clean Holdings, Inc.	(31,650)	(378,850)	0.53
		(928,810)
Semiconductors
Adesto Technologies Corp.	(25,350)	(161,479)	0.23
Alpha & Omega Semiconductor Ltd.	(8,600)	(106,640)	0.15
Everspin Technologies, Inc.	(10,000)	(84,800)	0.12
First Solar, Inc.	(17,600)	(1,082,928)	1.48
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Semiconductors—(continued)
GSI Technology, Inc.	(6,100)	$ (49,593)	0.07
Impinj, Inc.	(18,100)	(529,787)	0.53
NVIDIA Corp.	(6,050)	(1,095,050)	1.58
Universal Display Corp.	(6,450)	(1,029,420)	1.51
		(4,139,697)
Soft Drinks
Celsius Holdings, Inc.	(14,400)	(59,616)	0.08
Specialized REITs
CyrusOne, Inc.	(19,450)	(1,083,170)	1.48
Equinix, Inc.	(280)	(127,316)	0.17
PotlatchDeltic Corp.	(7,000)	(270,620)	0.37
Uniti Group, Inc.	(36,150)	(397,289)	0.56
		(1,878,395)
Specialty Chemicals
Advanced Emissions Solutions, Inc.	(16,700)	(188,710)	0.30
Albemarle Corp.	(2,850)	(213,921)	0.31
Flotek Industries, Inc.	(46,600)	(166,362)	0.23
Northern Technologies International Corp.	(1,900)	(50,312)	0.07
		(619,305)
Specialty Stores
Big 5 Sporting Goods Corp.	(22,250)	(58,518)	0.08
Tiffany & Co.	(1,300)	(140,166)	0.19
		(198,684)
Steel
Allegheny Technologies, Inc.	(1,950)	(48,594)	0.07
Ampco-Pittsburgh Corp.	(12,550)	(40,411)	0.06
	Shares	Value	Percentage of Reference Entities
Steel—(continued)
Haynes International, Inc.	(1,650)	$ (53,312)	0.07
Ramaco Resources, Inc.	(25,550)	(171,696)	0.21
United States Steel Corp.	(28,250)	(440,700)	0.62
Worthington Industries, Inc.	(2,550)	(102,331)	0.14
		(857,044)
Systems Software
FireEye, Inc.	(11,800)	(189,036)	0.25
Technology Hardware, Storage & Peripherals
3D Systems Corp.	(14,500)	(154,280)	0.22
Intevac, Inc.	(22,300)	(106,817)	0.15
		(261,097)
Thrifts & Mortgage Finance
Impac Mortgage Holdings, Inc.	(4,591)	(15,793)	0.02
Meta Financial Group, Inc.	(22,800)	(587,328)	0.71
		(603,121)
Tobacco
Pyxus International, Inc.	(7,750)	(176,933)	0.21
Trading Companies & Distributors
EVI Industries, Inc.	(5,300)	(193,450)	0.27
Huttig Building Products, Inc.	(11,741)	(32,053)	0.05
		(225,503)
Water Utilities
Cadiz, Inc.	(15,450)	(158,208)	0.21
Total Equity Securities - Short		$ (73,289,749)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco All Cap Market Neutral Fund

Portfolio Composition
By sector, based on total net assets
as of April 30, 2019
	Equity Securities		Gross Exposure[3]	Net Exposure[4]
	Long [1]	Short [2]
Health Care	22.2%	22.5%	44.7%	-0.3%
Information Technology	17.3	17.4	34.7	-0.1
Consumer Discretionary	12.3	17.1	29.4	-4.8
Energy	7.7	6.8	14.5	0.9
Industrials	6.7	6.1	12.8	0.6
Financials	5.8	5.9	11.7	-0.1
Materials	5.7	6.5	12.2	-0.8
Communication Services	5.4	0.6	6.0	4.8
Consumer Staples	3.7	4.0	7.7	-0.3
Real Estate	1.2	2.1	3.3	-0.9
Utilities	0.3	0.3	0.6	0.0
Money Market Funds Plus Other Assets Less Liabilities	11.7	-	11.7	11.7
Total	100.0%	89.3%	189.3%	10.7%

[1]	Represents the value of the equity securities in the portfolio.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $65,801,493)	$ 72,445,976
Investments in affiliated money market funds, at value (Cost $7,310,302)	7,310,596
Other investments:
Swaps receivable — OTC	15,381
Deposits with brokers:
Cash collateral — OTC Derivatives	123,059
Foreign currencies, at value (Cost $351)	350
Receivable for:
Investments sold	11,051,397
Fund shares sold	9,083
Dividends	38,561
Investment for trustee deferred compensation and retirement plans	14,979
Other assets	38,648
Total assets	91,048,030
Liabilities:
Other investments:
Unrealized depreciation on swap agreements—OTC	160,204
Payable for:
Investments purchased	1,852,130
Dividends	16,668
Fund shares reacquired	6,806,242
Amount due custodian	61,900
Accrued fees to affiliates	11,191
Accrued trustees’ and officers’ fees and benefits	1,598
Accrued other operating expenses	55,092
Trustee deferred compensation and retirement plans	14,979
Total liabilities	8,980,004
Net assets applicable to shares outstanding	$82,068,026
Net assets consist of:
Shares of beneficial interest	$ 86,818,717
Distributable earnings	(4,750,691)
$82,068,026
Net Assets:
Class A	$ 8,079,458
Class C	$ 2,206,023
Class R	$ 86,168
Class Y	$ 19,546,776
Class R5	$ 7,198
Class R6	$52,142,403
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,163,416
Class C	333,086
Class R	12,598
Class Y	2,774,907
Class R5	1,018
Class R6	7,382,595
Class A:
Net asset value per share	$ 6.94
Maximum offering price per share (Net asset value of $6.94 ÷ 94.50%)	$ 7.34
Class C:
Net asset value and offering price per share	$ 6.62
Class R:
Net asset value and offering price per share	$ 6.84
Class Y:
Net asset value and offering price per share	$ 7.04
Class R5:
Net asset value and offering price per share	$ 7.07
Class R6:
Net asset value and offering price per share	$ 7.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco All Cap Market Neutral Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $3,507)	$ 488,086
Dividends from affiliated money market funds	118,436
Total investment income	606,522
Expenses:
Advisory fees	385,858
Administrative services fees	12,542
Custodian fees	3,749
Distribution fees:
Class A	10,972
Class C	13,007
Class R	226
Transfer agent fees — A, C, R and Y	28,410
Transfer agent fees — R6	227
Trustees’ and officers’ fees and benefits	11,655
Registration and filing fees	40,912
Reports to shareholders	7,970
Professional services fees	27,580
Other	10,577
Total expenses	553,685
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(9,560)
Net expenses	544,125
Net investment income	62,397
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,968,555)
Foreign currencies	(167)
Swap agreements	(6,517,898)
(8,486,620)
Change in net unrealized appreciation (depreciation) of:
Investment securities	99,495
Foreign currencies	15
Swap agreements	(2,664,308)
(2,564,798)
Net realized and unrealized gain (loss)	(11,051,418)
Net increase (decrease) in net assets resulting from operations	$(10,989,021)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss)	$ 62,397	$ (450,459)
Net realized gain (loss)	(8,486,620)	1,940,048
Change in net unrealized appreciation (depreciation)	(2,564,798)	(4,298,348)
Net increase (decrease) in net assets resulting from operations	(10,989,021)	(2,808,759)
Distributions to shareholders from distributable earnings:
Class A	(912,531)	(1,336,998)
Class C	(285,692)	(538,114)
Class R	(9,315)	(12,967)
Class Y	(2,160,772)	(4,735,077)
Class R5	(845)	(1,189)
Class R6	(5,706,725)	(8,552,565)
Total distributions to shareholders from distributable earnings	(9,075,880)	(15,176,910)
Share transactions–net:
Class A	721,775	(82,857)
Class C	141,540	(1,463,076)
Class R	20,236	(6,467)
Class Y	(403,173)	(10,331,816)
Class R6	3,801,095	(988,459)
Net increase (decrease) in net assets resulting from share transactions	4,281,473	(12,872,675)
Net increase (decrease) in net assets	(15,783,428)	(30,858,344)
Net assets:
Beginning of period	97,851,454	128,709,798
End of period	$ 82,068,026	$ 97,851,454
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco All Cap Market Neutral Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed	Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed	Ratio of net investment (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 8.70	$(0.01) (d)	$(0.92)	$(0.93)	$ —	$(0.83)	$(0.83)	$ 6.94	(11.64)%	$ 8,079	1.49% (e)	1.53% (e)	1.49% (e)	1.53% (e)	(0.15)% (d)(e)	35%
Year ended 10/31/18	10.07	(0.06)	(0.14)	(0.20)	—	(1.17)	(1.17)	8.70	(1.65)	9,364	1.49	1.50	1.49	1.50	(0.68)	125
Year ended 10/31/17	9.80	(0.05)	0.33	0.28	—	(0.01)	(0.01)	10.07	2.81	11,085	1.43	1.48	1.43	1.48	(0.50)	162
Year ended 10/31/16	11.92	(0.03)	(0.76)	(0.79)	(1.33)	—	(1.33)	9.80	(7.42)	42,539	1.61	1.85	1.61	1.85	(0.26)	168
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	—	—	11.92	11.40	12,812	3.69 (f)	4.62 (f)	1.60	2.53	(1.85)	175
Year ended 10/31/14(g)	10.00	(0.27)	0.97	0.70	—	—	—	10.70	7.00	9,742	4.53 (f)(h)	7.28 (f)(h)	1.60 (h)	4.35 (h)	(3.03) (h)	105
Class C
Six months ended 04/30/19	8.37	(0.03) (d)	(0.89)	(0.92)	—	(0.83)	(0.83)	6.62	(12.01)	2,206	2.24 (e)	2.28 (e)	2.24 (e)	2.28 (e)	(0.90) (d)(e)	35
Year ended 10/31/18	9.80	(0.12)	(0.14)	(0.26)	—	(1.17)	(1.17)	8.37	(2.37)	2,683	2.24	2.25	2.24	2.25	(1.43)	125
Year ended 10/31/17	9.60	(0.12)	0.33	0.21	—	(0.01)	(0.01)	9.80	2.14	4,856	2.18	2.23	2.18	2.23	(1.25)	162
Year ended 10/31/16	11.76	(0.10)	(0.76)	(0.86)	(1.30)	—	(1.30)	9.60	(8.19)	10,136	2.36	2.60	2.36	2.60	(1.01)	168
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	—	—	11.76	10.63	1,772	4.44 (f)	5.37 (f)	2.35	3.28	(2.60)	175
Year ended 10/31/14(g)	10.00	(0.34)	0.97	0.63	—	—	—	10.63	6.30	857	5.28 (f)(h)	8.03 (f)(h)	2.35 (h)	5.10 (h)	(3.78) (h)	105
Class R
Six months ended 04/30/19	8.59	(0.02) (d)	(0.90)	(0.92)	—	(0.83)	(0.83)	6.84	(11.68)	86	1.74 (e)	1.78 (e)	1.74 (e)	1.78 (e)	(0.40) (d)(e)	35
Year ended 10/31/18	9.98	(0.08)	(0.14)	(0.22)	—	(1.17)	(1.17)	8.59	(1.87)	87	1.74	1.75	1.74	1.75	(0.93)	125
Year ended 10/31/17	9.73	(0.07)	0.33	0.26	—	(0.01)	(0.01)	9.98	2.63	109	1.68	1.73	1.68	1.73	(0.75)	162
Year ended 10/31/16	11.86	(0.05)	(0.76)	(0.81)	(1.32)	—	(1.32)	9.73	(7.66)	104	1.86	2.10	1.86	2.10	(0.51)	168
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	—	—	11.86	11.05	23	3.94 (f)	4.87 (f)	1.85	2.78	(2.10)	175
Year ended 10/31/14(g)	10.00	(0.29)	0.97	0.68	—	—	—	10.68	6.80	40	4.78 (f)(h)	7.53 (f)(h)	1.85 (h)	4.60 (h)	(3.28) (h)	105
Class Y
Six months ended 04/30/19	8.81	0.00 (d)	(0.94)	(0.94)	—	(0.83)	(0.83)	7.04	(11.61)	19,547	1.24 (e)	1.28 (e)	1.24 (e)	1.28 (e)	0.10 (d)(e)	35
Year ended 10/31/18	10.15	(0.04)	(0.13)	(0.17)	—	(1.17)	(1.17)	8.81	(1.30)	24,669	1.24	1.25	1.24	1.25	(0.43)	125
Year ended 10/31/17	9.85	(0.03)	0.34	0.31	—	(0.01)	(0.01)	10.15	3.10	40,875	1.18	1.23	1.18	1.23	(0.25)	162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	41,369	1.36	1.60	1.36	1.60	(0.01)	168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	16,907	3.44 (f)	4.37 (f)	1.35	2.28	(1.60)	175
Year ended 10/31/14(g)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	14,651	4.28 (f)(h)	7.03 (f)(h)	1.35 (h)	4.10 (h)	(2.78) (h)	105
Class R5
Six months ended 04/30/19	8.83	0.01 (d)	(0.94)	(0.93)	—	(0.83)	(0.83)	7.07	(11.45)	7	1.09 (e)	1.10 (e)	1.09 (e)	1.10 (e)	0.25 (d)(e)	35
Year ended 10/31/18	10.18	(0.02)	(0.16)	(0.18)	—	(1.17)	(1.17)	8.83	(1.38)	9	1.11	1.12	1.11	1.12	(0.30)	125
Year ended 10/31/17	9.86	(0.02)	0.35	0.33	—	(0.01)	(0.01)	10.18	3.30	10	1.10	1.12	1.10	1.12	(0.17)	162
Year ended 10/31/16	11.97	(0.00)	(0.76)	(0.76)	(1.35)	—	(1.35)	9.86	(7.15)	493	1.36	1.45	1.36	1.45	(0.01)	168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	599	3.44 (f)	4.28 (f)	1.35	2.19	(1.60)	175
Year ended 10/31/14(g)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	648	4.28 (f)(h)	7.00 (f)(h)	1.35 (h)	4.07 (h)	(2.78) (h)	105
Class R6
Six months ended 04/30/19	8.82	0.01 (d)	(0.94)	(0.93)	—	(0.83)	(0.83)	7.06	(11.47)	52,142	1.09 (e)	1.10 (e)	1.09 (e)	1.10 (e)	0.25 (d)(e)	35
Year ended 10/31/18	10.16	(0.03)	(0.14)	(0.17)	—	(1.17)	(1.17)	8.82	(1.29)	61,040	1.11	1.12	1.11	1.12	(0.30)	125
Year ended 10/31/17	9.85	(0.02)	0.34	0.32	—	(0.01)	(0.01)	10.16	3.20	71,774	1.10	1.12	1.10	1.12	(0.17)	162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	73,442	1.36	1.44	1.36	1.44	(0.01)	168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	745	3.44 (f)	4.28 (f)	1.35	2.19	(1.60)	175
Year ended 10/31/14(g)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	584	4.28 (f)(h)	6.99 (f)(h)	1.35 (h)	4.06 (h)	(2.78) (h)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended April 30, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.02) and (0.32)%, $(0.04) and (1.07)%, $(0.03) and (0.57)%, $(0.01) and (0.07)%, $(0.00) and 0.08% and $(0.00) and 0.08% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $8,850, $2,623, $91, $21,548, $8 and $58,422 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio of interest expense and dividends on short sales to average net assets for the years ended October 31, 2015 and October 31, 2014 were 2.09% and 2.93%, respectively.
(g)	Commencement date of December 17, 2013.
(h)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco All Cap Market Neutral Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
19	Invesco All Cap Market Neutral Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major
20	Invesco All Cap Market Neutral Fund

currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
21	Invesco All Cap Market Neutral Fund

M.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.85%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $5,661 and reimbursed class level expenses of $998, $296, $10, $2,431, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $666 in front-end
22	Invesco All Cap Market Neutral Fund

sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$72,445,976	$ —	$—	$72,445,976
Money Market Funds	7,310,596	—	—	7,310,596
Total Investments in Securities	79,756,572	—	—	79,756,572
Other Investments - Liabilities*
Swap Agreements	—	(160,204)	—	(160,204)
Total Investments	$ 79,756,572	$(160,204)	$—	$ 79,596,368

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(160,204)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(160,204)
23	Invesco All Cap Market Neutral Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Liabilities	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$(160,204)	$–	$123,059	$(37,145)
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$ (6,517,898)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(2,664,308)
Total	$(9,182,206)
The table below summarizes the average notional value of derivatives held during the period.
Swap Agreements
Average notional value	$81,590,579
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $164.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
24	Invesco All Cap Market Neutral Fund

NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $30,015,536 and $41,145,325, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 8,804,587
Aggregate unrealized (depreciation) of investments	(4,908,013)
Net unrealized appreciation of investments	$ 3,896,574
Cost of investments for tax purposes is $75,699,794.
25	Invesco All Cap Market Neutral Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	92,080	$ 729,133	524,639	$ 4,575,171
Class C	82,839	635,615	21,237	175,852
Class R	2,602	20,443	2,743	22,967
Class Y	797,170	6,184,873	971,026	8,552,867
Class R6	1,353,508	10,063,292	1,177,387	10,296,649
Issued as reinvestment of dividends:
Class A	112,270	865,605	158,231	1,335,466
Class C	35,418	261,383	65,856	537,385
Class R	1,116	8,484	1,414	11,798
Class Y	212,696	1,663,279	555,587	4,733,602
Class R6	728,720	5,705,879	1,003,683	8,551,375
Automatic conversion of Class C shares to Class A shares:
Class A	8,358	62,715	-	-
Class C	(8,754)	(62,715)	-	-
Reacquired:
Class A	(125,109)	(935,678)	(707,531)	(5,993,494)
Class C	(97,027)	(692,743)	(262,116)	(2,176,313)
Class R	(1,211)	(8,691)	(5,029)	(41,232)
Class Y	(1,036,462)	(8,251,325)	(2,750,700)	(23,618,285)
Class R6	(1,619,479)	(11,968,076)	(2,326,599)	(19,836,483)
Net increase (decrease) in share activity	538,735	$ 4,281,473	(1,570,172)	$ (12,872,675)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 16% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 63% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
26	Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$883.60	$ 6.96	$ 1,017.41	$ 7.45	1.49%
Class C	1,000.00	879.90	10.44	1,013.69	11.18	2.24
Class R	1,000.00	883.20	8.12	1,016.17	8.70	1.74
Class Y	1,000.00	883.90	5.79	1,018.65	6.21	1.24
Class R5	1,000.00	885.50	5.10	1,019.39	5.46	1.09
Class R6	1,000.00	885.30	5.10	1,019.39	5.46	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
27	Invesco All Cap Market Neutral Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	ACMN-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ■ C: ABRCX ■ R: ABRRX ■ Y: ABRYX ■ R5: ABRIX ■ R6: ALLFX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
10	Consolidated Financial Statements
13	Consolidated Financial Highlights
14	Notes to Consolidated Financial Statements
23	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.93%
Class C Shares	7.53
Class R Shares	7.78
Class Y Shares	8.10
Class R5 Shares	8.19
Class R6 Shares	8.17
S&P 500 Index▼ (Broad Market Index)	9.76
Custom Invesco Balanced-Risk Allocation Style Index■ (Style-Specific Index)	7.62
Lipper Alternative Global Macro Funds Index♦ (Peer Group Index)	5.12
Source(s): ▼FactSet Research Systems Inc.; ■ Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index.
    The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
    The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market.
     The MSCI WorldSM Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	6.27%
5 Years	2.83
1 Year	-3.67
Class C Shares
Inception (6/2/09)	6.07%
5 Years	3.21
1 Year	0.16
Class R Shares
Inception (6/2/09)	6.59%
5 Years	3.72
1 Year	1.69
Class Y Shares
Inception (6/2/09)	7.13
5 Years	4.24
1 Year	2.19
Class R5 Shares
Inception (6/2/09)	7.17%
5 Years	4.30
1 Year	2.28
Class R6 Shares
Inception	7.13%
5 Years	4.39
1 Year	2.37
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 1.56%, 1.06%, 1.02% and 0.96%, respectively.1,2 The total annual Fund operating expense ratio set forth in the
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	6.21%
5 Years	2.83
1 Year	–3.37
Class C Shares
Inception (6/2/09)	6.01%
5 Years	3.21
1 Year	0.47
Class R Shares
Inception (6/2/09)	6.55%
5 Years	3.74
1 Year	2.00
Class Y Shares
Inception (6/2/09)	7.09%
5 Years	4.24
1 Year	2.49
Class R5 Shares
Inception (6/2/09)	7.11%
5 Years	4.29
1 Year	2.59
Class R6 Shares
Inception	7.08%
5 Years	4.37
1 Year	2.58
most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 1.08% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.10%.
3	Invesco Balanced-Risk Allocation Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments
April 30, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–39.25%
U.S. Treasury Bills–12.63%(a)
U.S. Treasury Bills	2.39%	05/07/2019	$ 122,000	$ 121,951,404
U.S. Treasury Bills	2.48%	06/13/2019	150,000	149,556,294
U.S. Treasury Bills	2.38%	07/25/2019	165,000	164,081,557
				435,589,255
U.S. Treasury Notes–26.62%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	2.41%	01/31/2020	334,000	333,917,873
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.45%	04/30/2020	346,240	346,206,899
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.46%	07/31/2020	237,520	237,425,106
				917,549,878
Total U.S. Treasury Securities (Cost $1,353,339,710)				1,353,139,133
		Expiration Date
Commodity - Linked Notes–3.86%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2)(c)(d) (Canada)		08/23/2019	68,200	57,243,513
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index)(c)(d) (Canada)		08/30/2019	88,700	75,680,225
Total Commodity - Linked Notes (Cost $156,900,000)				132,923,738
			Shares
Money Market Funds–51.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(e)			559,294,325	559,294,325
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(e)			122,684,464	122,721,269
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 2.51%(e)			176,125,209	176,125,209
Invesco Treasury Obligations Portfolio, Institutional Class, 2.29%(e)			705,000,000	705,000,000
Invesco Treasury Portfolio, Institutional Class, 2.32%(e)			196,249,514	196,249,514
Total Money Market Funds (Cost $1,759,377,981)				1,759,390,317
TOTAL INVESTMENTS IN SECURITIES–94.15% (Cost $3,269,617,691)				3,245,453,188
OTHER ASSETS LESS LIABILITIES–5.85%				201,726,671
NET ASSETS–100.00%				$3,447,179,859
Investment Abbreviations:
EMTN	– European Medium-Term Notes
Notes to Consolidated Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $132,923,738, which represented 3.86% of the Fund’s Net Assets.
(d)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	907	June-2019	$ 64,805,150	$ 3,231,653	$ 3,231,653
Gasoline Reformulated Blendstock Oxygenate Blending	1,077	May-2019	93,489,631	2,335,170	2,335,170
New York Harbor Ultra-Low Sulfur Diesel	130	May-2019	11,345,334	507,042	507,042
Silver	477	July-2019	35,736,840	(139,007)	(139,007)
WTI Crude	575	October-2019	36,443,500	1,382,617	1,382,617
Subtotal				7,317,475	7,317,475
Equity Risk
E-Mini Russell 2000 Index	2,500	June-2019	199,275,000	8,206,187	8,206,187
E-Mini S&P 500 Index	1,590	June-2019	234,405,750	15,392,563	15,392,563
EURO STOXX 50 Index	7,620	June-2019	295,028,505	19,164,759	19,164,759
FTSE 100 Index	3,385	June-2019	325,381,029	14,119,673	14,119,673
Hang Seng Index	1,010	May-2019	189,696,869	432,836	432,836
Tokyo Stock Price Index	2,145	June-2019	310,981,193	2,858,372	2,858,372
Subtotal				60,174,390	60,174,390
Interest Rate Risk
Australia 10 Year Bonds	9,420	June-2019	918,266,055	15,162,673	15,162,673
Canada 10 Year Bonds	7,730	June-2019	797,291,483	11,564,758	11,564,758
Long Gilt	2,355	June-2019	390,989,619	(434,100)	(434,100)
U.S. Treasury Long Bonds	2,470	June-2019	364,247,813	4,333,644	4,333,644
Subtotal				30,626,975	30,626,975
Total Futures Contracts				$98,118,840	$98,118,840

(a)	Futures contracts collateralized by $189,320,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47%	Monthly	11,500	February—2020	$7,941,113	$—	$ 0	$ 0
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	484,000	October—2019	48,370,767	—	306,662	306,662
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	340,000	June—2019	53,590,460	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	47,700	September—2019	29,003,341	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	67,000	November—2019	3,083,400	—	0	0
Subtotal — Appreciation								—	306,662	306,662
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	78,300	October—2019	$40,616,175	$—	$ (345,021)	$ (345,021)
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	655,000	April—2020	52,736,015	—	(395,620)	(395,620)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	100,000	April—2020	27,728,880	—	(485,730)	(485,730)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	108,000	October—2019	9,923,956	—	(323,635)	(323,635)
Subtotal — Depreciation								—	(1,550,006)	(1,550,006)
Total — Total Return Swap Agreements								$—	$(1,243,344)	$(1,243,344)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $19,500,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
RBC Enhanced Agricultural Basket 07 Excess Return Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Coffee ’C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%
Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Balanced-Risk Allocation Fund

Target Risk Allocation and Notional Asset Weights as of April 30, 2019
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	45.67%	43.49%
Fixed Income	37.52	71.74
Commodities	16.81	22.91
Total	100.00	138.14
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,510,239,710)	$ 1,486,062,871
Investments in affiliated money market funds, at value (Cost $1,759,377,981)	1,759,390,317
Other investments:
Variation margin receivable — futures contracts	1,276,702
Unrealized appreciation on swap agreements — OTC	306,662
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	189,320,000
Cash collateral — OTC Derivatives	19,500,000
Receivable for:
Investments sold	14,299,998
Fund shares sold	1,485,881
Dividends	3,394,760
Interest	62,159
Investment for trustee deferred compensation and retirement plans	629,407
Other assets	91,727
Total assets	3,475,820,484
Liabilities:
Other investments:
Swaps payable — OTC	1,247,397
Unrealized depreciation on swap agreements—OTC	1,550,006
Payable for:
Fund shares reacquired	20,388,161
Amount due custodian	2,981,808
Accrued fees to affiliates	1,557,010
Accrued trustees’ and officers’ fees and benefits	5,186
Accrued other operating expenses	206,267
Trustee deferred compensation and retirement plans	704,790
Total liabilities	28,640,625
Net assets applicable to shares outstanding	$3,447,179,859
Net assets consist of:
Shares of beneficial interest	$3,237,145,732
Distributable earnings	210,034,127
$3,447,179,859
Net Assets:
Class A	$ 967,227,762
Class C	$ 641,650,060
Class R	$ 19,243,195
Class Y	$1,508,784,301
Class R5	$ 44,432,039
Class R6	$ 265,842,502
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	87,774,168
Class C	61,511,214
Class R	1,780,988
Class Y	134,542,679
Class R5	3,958,278
Class R6	23,635,572
Class A:
Net asset value per share	$ 11.02
Maximum offering price per share (Net asset value of $11.02 ÷ 94.50%)	$ 11.66
Class C:
Net asset value and offering price per share	$ 10.43
Class R:
Net asset value and offering price per share	$ 10.80
Class Y:
Net asset value and offering price per share	$ 11.21
Class R5:
Net asset value and offering price per share	$ 11.23
Class R6:
Net asset value and offering price per share	$ 11.25

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends from affiliated money market funds	$ 20,543,067
Interest	17,570,593
Total investment income	38,113,660
Expenses:
Advisory fees	15,708,273
Administrative services fees	262,112
Custodian fees	27,823
Distribution fees:
Class A	1,207,380
Class C	3,345,070
Class R	48,318
Transfer agent fees — A, C, R and Y	2,034,390
Transfer agent fees — R5	7,978
Transfer agent fees — R6	6,524
Trustees’ and officers’ fees and benefits	38,549
Registration and filing fees	80,437
Reports to shareholders	94,539
Professional services fees	35,402
Other	16,441
Total expenses	22,913,236
Less: Fees waived and expense offset arrangement(s)	(950,403)
Net expenses	21,962,833
Net investment income	16,150,827
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,460)
Foreign currencies	(517)
Futures contracts	49,092,801
Swap agreements	(3,528,213)
45,561,611
Change in net unrealized appreciation (depreciation) of:
Investment securities	(19,041,782)
Foreign currencies	824,613
Futures contracts	217,933,952
Swap agreements	7,126,099
206,842,882
Net realized and unrealized gain	252,404,493
Net increase in net assets resulting from operations	$268,555,320
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 16,150,827	$ 14,051,496
Net realized gain	45,561,611	73,929,524
Change in net unrealized appreciation (depreciation)	206,842,882	(231,169,368)
Net increase (decrease) in net assets resulting from operations	268,555,320	(143,188,348)
Distributions to shareholders from distributable earnings:
Class A	—	(80,624,333)
Class B	—	(290,393)
Class C	—	(65,247,506)
Class R	—	(1,429,504)
Class Y	—	(128,170,205)
Class R5	—	(7,249,597)
Class R6	—	(19,300,763)
Total distributions to shareholders from distributable earnings	—	(302,312,301)
Share transactions–net:
Class A	(122,939,216)	(205,218,146)
Class B	—	(4,780,164)
Class C	(141,451,640)	(218,982,102)
Class R	(2,203,297)	(1,326,655)
Class Y	(327,446,905)	(241,935,544)
Class R5	(9,653,013)	(60,343,625)
Class R6	(156,678,810)	113,427,949
Net increase (decrease) in net assets resulting from share transactions	(760,372,881)	(619,158,287)
Net increase (decrease) in net assets	(491,817,561)	(1,064,658,936)
Net assets:
Beginning of period	3,938,997,420	5,003,656,356
End of period	$3,447,179,859	$ 3,938,997,420
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$10.21	$ 0.05	$ 0.76	$ 0.81	$ —	$ —	$ —	$ 11.02	7.93%	$ 967,228	1.24% (d)	1.29% (d)	0.89% (d)	0%
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	—	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21	1.27	0.32	116
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22	1.28	(0.49)	12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20	1.27	(0.89)	96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21	1.26	(1.16)	10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20	1.24	(1.16)	72
Class C
Six months ended 04/30/19	9.70	0.01	0.72	0.73	—	—	—	10.43	7.53	641,650	1.99 (d)	2.04 (d)	0.14 (d)	0
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	—	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96	2.02	(0.43)	116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97	2.03	(1.24)	12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95	2.02	(1.64)	96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96	2.01	(1.91)	10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95	1.99	(1.91)	72
Class R
Six months ended 04/30/19	10.02	0.03	0.75	0.78	—	—	—	10.80	7.78	19,243	1.49 (d)	1.54 (d)	0.64 (d)	0
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	—	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46	1.52	0.07	116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47	1.53	(0.74)	12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45	1.52	(1.14)	96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46	1.51	(1.41)	10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45	1.49	(1.41)	72
Class Y
Six months ended 04/30/19	10.37	0.06	0.78	0.84	—	—	—	11.21	8.10	1,508,784	0.99 (d)	1.04 (d)	1.14 (d)	0
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	—	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96	1.02	0.57	116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97	1.03	(0.24)	12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95	1.02	(0.64)	96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96	1.01	(0.91)	10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95	0.99	(0.91)	72
Class R5
Six months ended 04/30/19	10.38	0.07	0.78	0.85	—	—	—	11.23	8.19	44,432	0.90 (d)	0.95 (d)	1.23 (d)	0
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	—	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92	0.98	0.61	116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92	0.98	(0.19)	12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89	0.96	(0.58)	96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93	0.98	(0.88)	10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93	0.97	(0.89)	72
Class R6
Six months ended 04/30/19	10.40	0.07	0.78	0.85	—	—	—	11.25	8.17	265,843	0.87 (d)	0.92 (d)	1.26 (d)	0
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	—	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86	0.92	0.67	116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85	0.91	(0.12)	12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82	0.89	(0.51)	96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83	0.88	(0.78)	10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83	0.87	(0.79)	72

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $973,210, $674,108, $19,472, $1,560,226, $45,318 and $329,360 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
14	Invesco Balanced-Risk Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The
15	Invesco Balanced-Risk Allocation Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal
16	Invesco Balanced-Risk Allocation Fund

Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
N.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250M	0.95%
Next $250M	0.925%
Next $500M	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.88%.
17	Invesco Balanced-Risk Allocation Fund

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $941,303.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $58,314 in front-end sales commissions from the sale of Class A shares and $1,597 and $18,224 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
18	Invesco Balanced-Risk Allocation Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$ —	$1,353,139,133	$—	$1,353,139,133
Commodity - Linked Notes	—	132,923,738	—	132,923,738
Money Market Funds	1,759,390,317	—	—	1,759,390,317
Total Investments in Securities	1,759,390,317	1,486,062,871	—	3,245,453,188
Other Investments - Assets*
Futures Contracts	98,691,947	—	—	98,691,947
Swap Agreements	—	306,662	—	306,662
	98,691,947	306,662	—	98,998,609
Other Investments - Liabilities*
Futures Contracts	(573,107)	—	—	(573,107)
Swap Agreements	—	(1,550,006)	—	(1,550,006)
	(573,107)	(1,550,006)	—	(2,123,113)
Total Other Investments	98,118,840	(1,243,344)	—	96,875,496
Total Investments	$1,857,509,157	$1,484,819,527	$—	$ 3,342,328,684

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 7,456,482	$ 60,174,390	$ 31,061,075	$ 98,691,947
Unrealized appreciation on swap agreements — OTC	306,662	-	-	306,662
Total Derivative Assets	7,763,144	60,174,390	31,061,075	98,998,609
Derivatives not subject to master netting agreements	(7,456,482)	(60,174,390)	(31,061,075)	(98,691,947)
Total Derivative Assets subject to master netting agreements	$ 306,662	$ -	$ -	$ 306,662
	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ (139,007)	$ -	$ (434,100)	$ (573,107)
Unrealized depreciation on swap agreements — OTC	(1,550,006)	-	-	(1,550,006)
Total Derivative Liabilities	(1,689,013)	-	(434,100)	(2,123,113)
Derivatives not subject to master netting agreements	139,007	-	434,100	573,107
Total Derivative Liabilities subject to master netting agreements	$(1,550,006)	$ -	$ -	$ (1,550,006)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
19	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Subsidiary
Barclays Bank PLC	$ –	$ (350,978)	$ (350,978)	$–	$ 350,978	$ –
Canadian Imperial Bank of Commerce	–	(404,835)	(404,835)	–	404,835	–
Cargill, Inc.	0	(196,802)	(196,802)	-	-	(196,802)
JPMorgan Chase Bank, N.A.	306,662	(491,084)	(184,422)	–	184,422	–
Merrill Lynch International	0	(1,011,386)	(1,011,386)	-	1,011,386	-
Morgan Stanley Capital Services LLC	–	(342,318)	(342,318)	–	–	(342,318)
Total	$306,662	$(2,797,403)	$(2,490,741)	$–	$ 1,951,621	$(539,120)
(a) The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(27,772,192)	$ (26,061,494)	$ 102,926,487	$ 49,092,801
Swap agreements	-	(3,524,687)	(3,526)	(3,528,213)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	25,925,557	133,958,026	58,050,369	217,933,952
Swap agreements	7,291,394	(165,295)	-	7,126,099
Total	$ 5,444,759	$ 104,206,550	$160,973,330	$ 270,624,639
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Swap Agreements
Average notional value	$4,407,891,929	$437,033,242
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,100.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
20	Invesco Balanced-Risk Allocation Fund

NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,439,747	$21,782,869	$30,222,616

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
There were no securities purchased or sold by the Fund during the six months ended April 30, 2019. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$205,437,562
Aggregate unrealized (depreciation) of investments	(26,309,497)
Net unrealized appreciation of investments	$179,128,065
Cost of investments for tax purposes is $3,163,200,619.
21	Invesco Balanced-Risk Allocation Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	3,455,775	$ 36,226,861	9,872,233	$ 106,846,923
Class B(b)	—	—	1,847	19,646
Class C	1,303,742	12,893,123	3,832,309	39,477,858
Class R	155,092	1,598,108	562,025	5,940,987
Class Y	14,661,599	155,914,738	43,842,985	480,152,084
Class R5	188,887	1,992,550	1,599,242	17,705,659
Class R6	1,251,433	13,168,606	16,621,185	182,521,790
Issued as reinvestment of dividends:
Class A	—	—	7,313,079	77,957,396
Class B(b)	—	—	28,468	290,375
Class C	—	—	5,839,115	59,558,974
Class R	—	—	118,620	1,244,328
Class Y	—	—	9,951,049	107,570,841
Class R5	—	—	667,562	7,223,017
Class R6	—	—	1,782,157	19,300,763
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	393,583	4,329,415
Class B	—	—	(411,272)	(4,329,415)
Automatic conversion of Class C shares to Class A shares:
Class A	2,204,532	23,007,563	-	-
Class C	(2,325,548)	(23,007,563)	-	-
Reacquired:
Class A	(17,442,703)	(182,173,640)	(36,587,811)	(394,351,880)
Class B(b)	—	—	(71,742)	(760,770)
Class C	(13,287,978)	(131,337,200)	(30,903,065)	(318,018,934)
Class R	(368,941)	(3,801,405)	(801,950)	(8,511,970)
Class Y	(45,768,684)	(483,361,643)	(76,062,071)	(829,658,469)
Class R5	(1,114,404)	(11,645,563)	(7,801,543)	(85,272,301)
Class R6	(15,929,570)	(169,847,416)	(8,064,923)	(88,394,604)
Net increase (decrease) in share activity	(73,016,768)	$ (760,372,881)	(58,278,918)	$(619,158,287)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
22	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,079.30	$ 6.39	$1,018.65	$6.21	1.24%
Class C	1,000.00	1,075.30	10.24	1,014.93	9.94	1.99
Class R	1,000.00	1,077.80	7.68	1,017.41	7.45	1.49
Class Y	1,000.00	1,081.00	5.11	1,019.89	4.96	0.99
Class R5	1,000.00	1,081.90	4.65	1,020.33	4.51	0.90
Class R6	1,000.00	1,081.70	4.49	1,020.48	4.36	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
23	Invesco Balanced-Risk Allocation Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ■ C: BRCCX ■ R: BRCRX ■ Y: BRCYX ■ R5: BRCNX ■ R6: IBRFX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
11	Consolidated Financial Statements
14	Consolidated Financial Highlights
15	Notes to Consolidated Financial Statements
24	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–0.60%
Class C Shares	–0.93
Class R Shares	–0.66
Class Y Shares	–0.51
Class R5 Shares	–0.32
Class R6 Shares	–0.41
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	–1.97
Source(s): ▼Bloomberg L.P.
The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (11/30/10)	–5.26%
5 Years	–6.91
1 Year	–13.63
Class C Shares
Inception (11/30/10)	–5.34%
5 Years	–6.57
1 Year	–10.23
Class R Shares
Inception (11/30/10)	–4.83%
5 Years	–6.09
1 Year	–8.78
Class Y Shares
Inception (11/30/10)	–4.35%
5 Years	–5.62
1 Year	–8.39
Class R5 Shares
Inception (11/30/10)	–4.29%
5 Years	–5.50
1 Year	–8.32
Class R6 Shares
Inception	–4.34%
5 Years	–5.47
1 Year	–8.25
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.12%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/30/10)	–5.40%
5 Years	–6.88
1 Year	–12.42
Class C Shares
Inception (11/30/10)	–5.46%
5 Years	–6.52
1 Year	–8.92
Class R Shares
Inception (11/30/10)	–4.96%
5 Years	–6.07
1 Year	–7.64
Class Y Shares
Inception (11/30/10)	–4.48%
5 Years	–5.58
1 Year	–7.15
Class R5 Shares
Inception (11/30/10)	–4.44%
5 Years	–5.51
1 Year	–7.10
Class R6 Shares
Inception	–4.47%
5 Years	–5.42
1 Year	–7.02
most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.30% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11%.
3	Invesco Balanced-Risk Commodity Strategy Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments
April 30, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–28.63%
U.S. Treasury Bills–15.34%(a)
U.S. Treasury Bills (b)	2.39%	05/07/2019	$ 42,000	$ 41,983,270
U.S. Treasury Bills	2.37%	06/04/2019	118,700	118,433,973
U.S. Treasury Bills	2.48%	06/13/2019	71,500	71,288,500
				231,705,743
U.S. Treasury Notes–13.29%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	2.41%	01/31/2020	62,880	62,864,538
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.45%	04/30/2020	64,000	63,993,882
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.46%	07/31/2020	74,000	73,970,436
				200,828,856
Total U.S. Treasury Securities (Cost $432,585,744)				432,534,599
		Expiration Date
Commodity - Linked Notes–4.99%
Barclays Bank PLC, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (United Kingdom)(d)(e)		12/31/2019	11,800	14,638,549
Barclays Bank PLC, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (United Kingdom)(d)(e)		01/28/2020	23,500	33,426,844
International Bank for Reconstruction and Development, 3 month USD LIBOR rate minus 0.78% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)(d)(e) (Supranational)		01/30/2020	30,000	27,348,763
Total Commodity - Linked Notes (Cost $65,300,000)				75,414,156
			Shares
Money Market Funds–61.88%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(f)			312,059,329	312,059,329
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(f)			183,839,706	183,894,858
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 2.51%(f)			144,720,902	144,720,902
Invesco Treasury Portfolio, Institutional Class, 2.32%(f)			294,178,662	294,178,662
Total Money Market Funds (Cost $934,833,518)				934,853,751
TOTAL INVESTMENTS IN SECURITIES–95.50% (Cost $1,432,719,262)				1,442,802,506
OTHER ASSETS LESS LIABILITIES–4.50%				67,938,955
NET ASSETS–100.00%				$1,510,741,461
Investment Abbreviations:
LIBOR	– London Interbank Offered Rate
Notes to Consolidated Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $75,414,156, which represented 4.99% of the Fund’s Net Assets.
(e)	Barclays Diversified Energy-Metals Total Return Index - a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cocoa	55	July-2019	$ 1,297,450	$ 23,103	$ 23,103
Coffee "C"	451	July-2019	15,753,994	(1,812,323)	(1,812,323)
Corn	825	July-2019	14,953,125	(1,249,121)	(1,249,121)
Cotton No. 2	1,605	December-2019	60,741,225	1,698,030	1,698,030
Gasoline Reformulated Blendstock Oxygenate Blending	1,117	May-2019	96,961,855	2,421,865	2,421,865
Gold	268	June-2019	34,456,760	(653,555)	(653,555)
Lean Hogs	155	December-2019	5,082,450	543,136	543,136
Soybean	2,184	July-2019	93,256,800	(6,881,921)	(6,881,921)
Wheat	1,013	July-2019	21,716,188	(5,345,671)	(5,345,671)
Total Futures Contracts				$(11,256,457)	$(11,256,457)

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37%	Monthly	152,000	January—2020	$41,312,384	$—	$ 300,413	$ 300,413
Canadian Imperial Bank of Commerce	Pay	CIBC Soybean Oil Excess Return Index	0.09	Monthly	505,000	January—2020	22,755,401	—	1,110,192	1,110,192
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	426,500	October—2019	42,624,239	—	270,230	270,230
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A ER Index	0.17	Monthly	120,000	December—2019	9,591,288	—	99,648	99,648
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	200,500	December—2019	33,313,917	—	53,453	53,453
Merrill Lynch International	Receive	MLCIRXB6 Excess Return Index	0.21	Monthly	126,000	April—2020	10,822,354	—	3	3
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	272,000	June—2019	42,872,368	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	112,600	September—2019	68,464,910	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	472,000	November—2019	21,721,865	—	0	0
Merrill Lynch International	Pay	MLCX2KCE Excess Return Index	0.00	Monthly	3,730,000	January—2020	25,868,669	—	0	0
Merrill Lynch International	Receive	MLCI3LNE Excess Return Index	0.18	Monthly	24,800	January—2020	5,868,915	—	0	0
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	4,500	July—2019	709,286	—	0	0
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2WH0 Index	0.05	Monthly	95,500	January—2020	21,738,971	—	957,292	957,292
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05%	Monthly	71,000	January—2020	$11,966,432	$—	$ 807,199	$ 807,199
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2SY0 Index	0.05	Monthly	31,200	January—2020	11,733,384	—	621,314	621,314
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2CN0 Index	0.05	Monthly	122,000	January—2020	33,847,290	—	483,205	483,205
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	13,400	May—2019	7,619,659	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	258,100	March—2020	87,490,402	—	0	0
Subtotal — Appreciation								—	4,702,949	4,702,949
Commodity Risk
Barclays Bank PLC	Receive	Barclays Cocoa Roll Yield Excess Return Index	0.43	Monthly	91,500	February—2020	12,343,213	—	(190,595)	(190,595)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	78,000	January—2020	10,365,638	—	(616,512)	(616,512)
Barclays Bank PLC	Receive	Barclays Soybean Meal Seasonal Excess Return Index	0.52	Monthly	400	January—2020	399,728	—	(18,545)	(18,545)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	109,300	March—2020	32,161,602	—	(20,516)	(20,516)
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	961,500	April—2020	77,413,249	—	(580,746)	(580,746)
Canadian Imperial Bank of Commerce	Pay	CIBC Silver Index	0.10	Monthly	55,000	April—2020	4,473,001	—	(8,074)	(8,074)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.37	Monthly	433,000	March—2020	69,646,794	—	(853,616)	(853,616)
Goldman Sachs International	Receive	S&P GSCI Cotton Excess Return Index	0.45	Monthly	1,068,000	September—2019	45,877,724	—	(816,614)	(816,614)
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	102,200	June—2019	100,539,475	—	(4,119,805)	(4,119,805)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	147,400	April—2020	40,872,369	—	(715,966)	(715,966)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,575,000	December—2019	74,967,165	—	(2,391,165)	(2,391,165)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A ER Index	0.12	Monthly	79,000	January—2020	13,616,203	—	(460,649)	(460,649)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34%	Monthly	274,000	January—2020	$41,065,860	$—	$ (561,727)	$ (561,727)
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	127,000	April—2020	15,627,147	—	(69,367)	(69,367)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	75,000	October—2019	6,891,636	—	(224,746)	(224,746)
Subtotal — Depreciation								—	(11,648,643)	(11,648,643)
Total — Total Return Swap Agreements								$—	$ (6,945,694)	$ (6,945,694)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $68,419,780.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts
	Heating Oil	100.00%
CIBC Soybean Oil Excess Return Index
	Long Futures Contracts
	Soybean Oil	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
Macquarie Single Commodity Nickel type A ER Index
	Long Futures Contracts
	Nickel	100.00%
Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts
	Silver	100.00%
MLCIRXB6 Excess Return Index
	Long Futures Contracts
	Unleaded Gasoline	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
MLCX2KCE Excess Return Index
	Long Futures Contracts
	Coffee	100.00%
MLCI3LNE Excess Return Index
	Long Futures Contracts
	Nickel	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
Morgan Stanley MSCY2KW0 Index
	Long Futures Contracts
	Kansas Wheat	100.00%
MS Wheat Excess Return Index
	Long Futures Contracts
	Wheat	100.00%
Morgan Stanley MSCY2SY0 Index
	Long Futures Contracts
	Soybean	100.00%
Morgan Stanley MSCY2CN0 Index
	Long Futures Contracts
	Corn	100.00%
RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts
	Copper	100.00%
RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts
	Brent Crude	100.00%
Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts
	WTI Crude	100.00%
Barclays Cocoa Roll Yield Excess Return Index
	Long Futures Contracts
	Cocoa	100.00%
Barclays Soybean Meal Seasonal Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100.00%
CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
CIBC Silver Index
	Long Futures Contracts
	Silver	100.00%
S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts
	Sugar	100.00%
Macquarie Single Commodity Zinc type A ER Index
	Long Futures Contracts
	Zinc	100.00%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%
S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
Target Risk Allocation and Notional Asset Weights as of April 30, 2019
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Agriculture	24.42%	26.03%
Energy	48.97	27.79
Industrial Metals	17.60	16.63
Precious Metals	9.01	13.44
Total	100.00	83.89
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $497,885,744)	$ 507,948,755
Investments in affiliated money market funds, at value (Cost $934,833,518)	934,853,751
Other investments:
Variation margin receivable — futures contracts	863,193
Swaps receivable — OTC	7,115,371
Unrealized appreciation on swap agreements — OTC	4,702,949
Deposits with brokers:
Cash collateral — OTC Derivatives	68,419,780
Receivable for:
Fund shares sold	1,238,876
Fund expenses absorbed	413,268
Dividends	1,808,181
Interest	13,621
Investment for trustee deferred compensation and retirement plans	80,980
Other assets	92,842
Total assets	1,527,551,567
Liabilities:
Other investments:
Swaps payable — OTC	2,765,389
Unrealized depreciation on swap agreements—OTC	11,648,643
Payable for:
Fund shares reacquired	720,477
Amount due custodian	708,610
Accrued fees to affiliates	561,837
Accrued trustees’ and officers’ fees and benefits	2,548
Accrued other operating expenses	265,733
Trustee deferred compensation and retirement plans	136,869
Total liabilities	16,810,106
Net assets applicable to shares outstanding	$1,510,741,461
Net assets consist of:
Shares of beneficial interest	$1,552,104,841
Distributable earnings	(41,363,380)
$1,510,741,461
Net Assets:
Class A	$ 30,201,929
Class C	$ 7,712,546
Class R	$ 1,526,931
Class Y	$1,302,824,700
Class R5	$ 149,342,984
Class R6	$ 19,132,371
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,685,952
Class C	1,264,516
Class R	240,493
Class Y	198,110,215
Class R5	22,622,437
Class R6	2,890,831
Class A:
Net asset value per share	$ 6.45
Maximum offering price per share (Net asset value of $6.45 ÷ 94.50%)	$ 6.83
Class C:
Net asset value and offering price per share	$ 6.10
Class R:
Net asset value and offering price per share	$ 6.35
Class Y:
Net asset value and offering price per share	$ 6.58
Class R5:
Net asset value and offering price per share	$ 6.60
Class R6:
Net asset value and offering price per share	$ 6.62

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends from affiliated money market funds	$ 10,628,072
Interest	5,179,825
Total investment income	15,807,897
Expenses:
Advisory fees	7,297,955
Administrative services fees	128,826
Custodian fees	36,167
Distribution fees:
Class A	39,417
Class C	42,527
Class R	3,805
Transfer agent fees — A, C, R and Y	1,270,728
Transfer agent fees — R5	75,074
Transfer agent fees — R6	277
Trustees’ and officers’ fees and benefits	23,042
Registration and filing fees	109,154
Reports to shareholders	140,564
Professional services fees	79,156
Other	37,300
Total expenses	9,283,992
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,573,015)
Net expenses	7,710,977
Net investment income	8,096,920
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(15,618,686)
Futures contracts	(10,844,586)
Swap agreements	(16,133,344)
(42,596,616)
Change in net unrealized appreciation of:
Investment securities	15,961,875
Futures contracts	682,281
Swap agreements	8,036,106
24,680,262
Net realized and unrealized gain (loss)	(17,916,354)
Net increase (decrease) in net assets resulting from operations	$ (9,819,434)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 8,096,920	$ 4,222,687
Net realized gain (loss)	(42,596,616)	(9,000,011)
Change in net unrealized appreciation (depreciation)	24,680,262	(44,459,216)
Net increase (decrease) in net assets resulting from operations	(9,819,434)	(49,236,540)
Distributions to shareholders from distributable earnings:
Class A	(53,472)	—
Class C	(4,111)	—
Class R	(1,974)	—
Class Y	(2,935,782)	(89,361)
Class R5	(420,320)	(66,877)
Class R6	(62,452)	(5,557)
Total distributions to shareholders from distributable earnings	(3,478,111)	(161,795)
Share transactions–net:
Class A	(4,003,425)	(20,804,780)
Class B	—	(65,998)
Class C	(1,714,637)	2,992,241
Class R	(82,189)	6,455
Class Y	(13,997,578)	793,450,503
Class R5	(16,834,018)	(33,782,869)
Class R6	67,348	7,744,011
Net increase (decrease) in net assets resulting from share transactions	(36,564,499)	749,539,563
Net increase (decrease) in net assets	(49,862,044)	700,141,228
Net assets:
Beginning of period	1,560,603,505	860,462,277
End of period	$1,510,741,461	$1,560,603,505
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$6.50	$ 0.03	$(0.07)	$(0.04)	$(0.01)	$(0.00)	$(0.01)	$6.45	(0.60)%	$ 30,202	1.30% (d)(e)	1.53% (d)(e)	0.88% (d)(e)	9%
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	—	—	—	6.50	(2.98)	34,543	1.42	1.51	0.14	96
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	—	(0.17)	6.70	0.47	56,532	1.49	1.56	(0.78)	10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	—	—	—	6.84	4.59	40,844	1.47	1.56	(1.11)	98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	—	—	6.54	(18.66)	34,892	1.55	1.59	(1.47)	17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	—	—	8.04	(11.16)	47,339	1.30	1.57	(1.25)	21
Class C
Six months ended 04/30/19	6.16	0.00	(0.06)	(0.06)	(0.00)	(0.00)	(0.00)	6.10	(0.93)	7,713	2.05% (d)(e)	2.28% (d)(e)	0.13% (d)(e)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	—	—	—	6.16	(3.75)	9,555	2.17	2.26	(0.61)	96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	—	(0.15)	6.40	(0.34)	7,086	2.24	2.31	(1.53)	10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	—	—	—	6.57	3.79	5,915	2.22	2.31	(1.86)	98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	—	—	6.33	(19.26)	2,544	2.30	2.34	(2.22)	17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	—	—	7.84	(11.81)	3,612	2.05	2.32	(2.00)	21
Class R
Six months ended 04/30/19	6.40	0.02	(0.06)	(0.04)	(0.01)	(0.00)	(0.01)	6.35	(0.66)	1,527	1.55% (d)(e)	1.78% (d)(e)	0.63% (d)(e)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	—	—	—	6.40	(3.32)	1,622	1.67	1.76	(0.11)	96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	—	(0.16)	6.62	0.35	1,683	1.74	1.81	(1.03)	10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	—	—	—	6.76	4.32	782	1.72	1.81	(1.36)	98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	—	—	6.48	(18.90)	363	1.80	1.84	(1.72)	17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	—	—	7.99	(11.42)	371	1.55	1.82	(1.50)	21
Class Y
Six months ended 04/30/19	6.63	0.04	(0.08)	(0.04)	(0.01)	(0.00)	(0.01)	6.58	(0.51)	1,302,825	1.05% (d)(e)	1.28% (d)(e)	1.13% (d)(e)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	—	(0.00)	6.63	(2.77)	1,327,952	1.17	1.26	0.39	96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	—	(0.19)	6.82	0.80	577,236	1.24	1.31	(0.53)	10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	—	—	—	6.95	4.83	574,878	1.22	1.31	(0.86)	98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	—	—	6.63	(18.45)	217,528	1.30	1.34	(1.22)	17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	—	—	8.13	(10.95)	268,106	1.05	1.32	(1.00)	21
Class R5
Six months ended 04/30/19	6.65	0.04	(0.07)	(0.03)	(0.02)	(0.00)	(0.02)	6.60	(0.47)	149,343	1.05% (d)(e)	1.18% (d)(e)	1.13% (d)(e)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	—	(0.00)	6.65	(2.74)	167,687	1.11	1.19	0.45	96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	—	(0.19)	6.84	0.83	205,568	1.16	1.23	(0.45)	10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	—	—	—	6.97	4.97	195,777	1.13	1.22	(0.77)	98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	—	—	6.64	(18.33)	259,674	1.15	1.19	(1.07)	17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	—	—	8.13	(10.95)	269,490	1.02	1.19	(0.97)	21
Class R6
Six months ended 04/30/19	6.67	0.04	(0.07)	(0.03)	(0.02)	(0.00)	(0.02)	6.62	(0.41)	19,132	1.01% (d)(e)	1.08% (d)(e)	1.17% (d)(e)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	—	(0.00)	6.67	(2.72)	19,244	1.01	1.09	0.55	96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	—	(0.19)	6.86	1.04	12,293	1.08	1.15	(0.37)	10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	—	—	—	6.98	4.96	1,971	1.03	1.12	(0.67)	98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	—	—	6.65	(18.20)	117,504	1.05	1.09	(0.97)	17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	—	—	8.13	(10.95)	131,076	0.99	1.10	(0.94)	21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $31,795, $8,576, $1,535, $1,252,608, $151,395 and $18,643 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to provide total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
15	Invesco Balanced-Risk Commodity Strategy Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The
16	Invesco Balanced-Risk Commodity Strategy Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount,
17	Invesco Balanced-Risk Commodity Strategy Fund

recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 1.00%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $535,404 and reimbursed class level expenses of $24,422, $6,587, $1,179, $962,140, $42,805 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
18	Invesco Balanced-Risk Commodity Strategy Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $1,683 in front-end sales commissions from the sale of Class A shares and $0 and $2,798 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$ —	$432,534,599	$—	$ 432,534,599
Commodity - Linked Notes	—	75,414,156	—	75,414,156
Money Market Funds	934,853,751	—	—	934,853,751
Total Investments in Securities	934,853,751	507,948,755	—	1,442,802,506
Other Investments - Assets*
Futures Contracts	4,686,134	—	—	4,686,134
Swap Agreements	—	4,702,949	—	4,702,949
	4,686,134	4,702,949	—	9,389,083
19	Invesco Balanced-Risk Commodity Strategy Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$ (15,942,591)	$ —	$—	$ (15,942,591)
Swap Agreements	—	(11,648,643)	—	(11,648,643)
	(15,942,591)	(11,648,643)	—	(27,591,234)
Total Other Investments	(11,256,457)	(6,945,694)	—	(18,202,151)
Total Investments	$923,597,294	$501,003,061	$—	$ 1,424,600,355

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 4,686,134
Unrealized appreciation on swap agreements — OTC	4,702,949
Total Derivative Assets	9,389,083
Derivatives not subject to master netting agreements	(4,686,134)
Total Derivative Assets subject to master netting agreements	$ 4,702,949
Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(15,942,591)
Unrealized depreciation on swap agreements — OTC	(11,648,643)
Total Derivative Liabilities	(27,591,234)
Derivatives not subject to master netting agreements	15,942,591
Total Derivative Liabilities subject to master netting agreements	$ (11,648,643)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Subsidiary
Barclays Bank PLC	$ 300,413	$ (846,168)	$ (545,755)	$ -	$ 545,755	$ -
Canadian Imperial Bank of Commerce	1,110,192	(588,820)	521,372	-	-	521,372
Goldman Sachs International	-	(5,790,035)	(5,790,035)	-	5,790,035	-
JPMorgan Chase Bank, N.A.	270,230	(715,966)	(445,736)	-	445,736	-
Macquarie Bank Ltd.	153,101	(3,413,541)	(3,260,440)	-	3,260,440	-
Merrill Lynch International	1,799,384	(2,765,389)	(966,005)	-	966,005	-
Morgan Stanley Capital Services LLC	2,869,010	(294,113)	2,574,897	-	(2,460,000)	114,897
20	Invesco Balanced-Risk Commodity Strategy Fund

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Royal Bank of Canada	5,315,990	-	5,315,990	-	-	5,315,990
Total	$ 11,818,320	$ (14,414,032)	$ (2,595,712)	$–	$ 8,547,971	$ 5,952,259
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(10,844,586)
Swap agreements	(16,133,344)
Change in Net Unrealized Appreciation:
Futures contracts	682,281
Swap agreements	8,036,106
Total	$(18,259,543)
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Swap Agreements
Average notional value	$412,130,795	$821,688,727
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $478.
NOTE 7—Cash Balances and Borrowings
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date
21	Invesco Balanced-Risk Commodity Strategy Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$21,714,571	$—	$21,714,571

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $35,300,000 and $24,493,261, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 90,938,342
Aggregate unrealized (depreciation) of investments	(72,747,346)
Net unrealized appreciation of investments	$ 18,190,996
Cost of investments for tax purposes is $1,406,409,359.
22	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	404,834	$ 2,566,922	3,169,241	$ 21,780,368
Class C	126,108	745,259	810,035	5,371,717
Class R	35,456	222,570	106,098	722,955
Class Y	44,071,569	284,967,405	158,005,872	1,087,459,862
Class R5	242,683	1,564,442	1,200,171	8,268,870
Class R6	420,272	2,743,178	1,550,041	10,982,304
Issued as reinvestment of dividends:
Class A	7,648	48,335	—	—
Class C	644	3,858	—	—
Class R	316	1,965	—	—
Class Y	211,248	1,360,440	8,118	54,310
Class R5	64,628	417,496	9,913	66,518
Class R6	9,615	62,307	825	5,556
Conversion of Class B shares to Class A shares:(b)
Class A	—	—	8,756	62,252
Class B	—	—	(9,155)	(62,252)
Automatic conversion of Class C shares to Class A shares:
Class A	106,667	674,035	-	-
Class C	(112,562)	(674,035)	-	-
Reacquired:
Class A	(1,149,192)	(7,292,717)	(6,299,545)	(42,647,400)
Class B(c)	—	—	(568)	(3,746)
Class C	(299,624)	(1,789,719)	(366,650)	(2,379,476)
Class R	(48,577)	(306,724)	(107,098)	(716,500)
Class Y	(46,566,385)	(300,325,423)	(42,291,714)	(294,063,669)
Class R5	(2,882,519)	(18,815,956)	(6,060,828)	(42,118,257)
Class R6	(422,157)	(2,738,137)	(461,003)	(3,243,849)
Net increase (decrease) in share activity	(5,779,328)	$ (36,564,499)	109,272,509	$ 749,539,563

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
23	Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio [1]
		Ending Account Value (04/30/19)[2]	Expenses Paid During Period[1]	Ending Account Value (04/30/19)	Expenses Paid During Period[1]
Class A	$1,000.00	$994.00	$ 6.43	$1,018.35	$ 6.51	1.30%
Class C	1,000.00	990.70	10.12	1,014.63	10.24	2.05
Class R	1,000.00	993.40	7.66	1,017.11	7.75	1.55
Class Y	1,000.00	994.90	5.19	1,019.59	5.26	1.05
Class R5	1,000.00	996.80	5.20	1,019.59	5.26	1.05
Class R6	1,000.00	995.90	5.00	1,019.79	5.06	1.01

[1]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
[2]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
24	Invesco Balanced-Risk Commodity Strategy Fund

25

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ■ C: GTDCX ■ Y: GTDYX ■ R5: GTDIX ■ R6: GTDFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	15.54%
Class C Shares	15.14
Class Y Shares	15.71
Class R5 Shares	15.74
Class R6 Shares	15.77
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	13.76
Lipper Emerging Market Funds Index■ (Peer Group Index)	14.61
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Emerging Market Funds Index is an unmanaged index representative of emerging market funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Developing Markets Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (1/11/94)	5.04%
10 Years	7.51
5 Years	1.31
1 Year	–6.93
Class C Shares
Inception (3/1/99)	8.98%
10 Years	7.32
5 Years	1.70
1 Year	–3.22
Class Y Shares
Inception (10/3/08)	7.19%
10 Years	8.39
5 Years	2.72
1 Year	–1.27
Class R5 Shares
Inception (10/25/05)	7.96%
10 Years	8.55
5 Years	2.84
1 Year	–1.18
Class R6 Shares
Inception	8.42%
5 Years	2.89
1 Year	–1.14
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.41%, 2.16%, 1.16%, 1.06% and 1.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (1/11/94)	4.93%
10 Years	8.89
5 Years	0.92
1 Year	–14.32
Class C Shares
Inception (3/1/99)	8.85%
10 Years	8.69
5 Years	1.31
1 Year	–10.87
Class Y Shares
Inception (10/3/08)	6.93%
10 Years	9.78
5 Years	2.33
1 Year	–9.10
Class R5 Shares
Inception (10/25/05)	7.77%
10 Years	9.94
5 Years	2.46
1 Year	–8.98
Class R6 Shares
Inception	9.81%
5 Years	2.50
1 Year	–8.94
of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 1.17%, 1.07% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Developing Markets Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Developing Markets Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.94%
Brazil–15.72%
Ambev S.A., ADR	13,652,112	$ 64,301,448
Arcos Dorados Holdings, Inc., Class A	5,721,029	39,932,782
B3 S.A.–Brasil, Bolsa, Balcao	8,234,120	72,343,331
Banco Bradesco S.A., ADR	6,513,229	59,009,855
Fleury S.A.	8,997,500	47,613,712
Kroton Educacional S.A.	5,538,289	13,771,217
Multiplan Empreendimentos Imobiliarios S.A.	3,463,029	21,160,943
Raia Drogasil S.A.	1,039,300	18,325,776
TOTVS S.A.	1,387,900	15,768,775
		352,227,839
China–18.62%
Baidu, Inc., ADR(a)	66,233	11,009,912
China Mengniu Dairy Co. Ltd.(a)	15,291,000	56,526,489
China Mobile Ltd.	2,332,500	22,225,471
Henan Shuanghui Investment & Development Co., Ltd., Class A	9,709,983	40,112,342
Industrial & Commercial Bank of China Ltd., Class H	22,488,000	16,884,346
Kweichow Moutai Co., Ltd., Class A	300,356	43,425,179
New Oriental Education & Technology Group, Inc., ADR(a)	287,362	27,431,576
Sunny Optical Technology Group Co., Ltd.	3,739,600	45,429,732
Weibo Corp., ADR(a)	423,603	29,016,805
Wuliangye Yibin Co., Ltd., Class A	4,894,947	73,735,494
Yum China Holdings, Inc.	1,077,170	51,208,662
		417,006,008
Egypt–1.57%
Eastern Co. S.A.E.	16,856,490	17,838,231
Egyptian Financial Group-Hermes Holding Co.(a)	18,652,502	17,272,847
		35,111,078
France–1.72%
Bollore S.A.	8,068,041	38,442,921
Hungary–2.83%
Gedeon Richter PLC	3,200,162	63,323,984
Indonesia–8.59%
PT Bank Central Asia Tbk	32,947,600	66,473,228
PT Bank Mandiri Persero Tbk	123,459,800	66,928,207
PT Telekomunikasi Indonesia Persero Tbk	221,321,600	59,061,857
		192,463,292
Israel–0.74%
Israel Chemicals Ltd.	3,112,588	16,511,920
Shares		Value
Macau–2.27%
Galaxy Entertainment Group Ltd.	6,779,000	$ 50,755,511
Malaysia–1.79%
Public Bank Bhd.	7,354,200	40,021,647
Mexico–10.67%
Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	42,472,944
Fomento Economico Mexicano, S.A.B. de C.V., ADR	506,804	49,459,003
GMexico Transportes, S.A.B. de C.V., REGS(b)	27,888,930	34,129,745
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	4,871,798	30,015,482
Grupo Aeroportuario del Pacifico, S.A.B. de C.V., Class B	4,969,897	50,533,283
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	18,817,001	32,526,704
		239,137,161
Nigeria–1.33%
Zenith Bank PLC	504,865,834	29,809,126
Peru–2.31%
Credicorp Ltd.	218,960	51,871,624
Philippines–1.60%
SM Investments Corp.	726,700	13,247,589
SM Prime Holdings, Inc.	28,374,300	22,568,765
		35,816,354
Russia–10.42%
Gazprom PJSC, ADR	4,284,513	21,485,654
Mobile TeleSystems PJSC, ADR	2,786,494	21,957,573
Sberbank of Russia PJSC	9,159,044	31,897,021
Sberbank of Russia PJSC, Preference Shares	27,163,190	83,347,016
Yandex N.V., Class A(a)	1,998,426	74,801,085
		233,488,349
South Korea–3.70%
NAVER Corp.	137,204	14,035,764
Samsung Electronics Co., Ltd.	1,758,553	68,905,345
		82,941,109
Taiwan–3.12%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,276,000	69,907,989
Thailand–2.61%
Kasikornbank PCL	9,800,200	58,478,875
Turkey–3.75%
Haci Omer Sabanci Holding A.S.	35,295,870	45,547,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Developing Markets Fund

Shares		Value
Turkey–(continued)
Tupras-Turkiye Petrol Rafinerileri A.S.	1,857,272	$ 38,378,662
		83,926,300
United Arab Emirates–1.58%
Emaar Properties PJSC	27,110,100	35,426,944
Total Common Stocks & Other Equity Interests (Cost $1,718,687,063)		2,126,668,031
Money Market Funds–5.55%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(c)	43,525,501	43,525,501
Shares		Value
Money Market Funds (continued)–5.55%
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(c)	31,082,839	$ 31,092,164
Invesco Treasury Portfolio, Institutional Class, 2.32%(c)	49,743,430	49,743,430
Total Money Market Funds (Cost $124,357,574)		124,361,095
TOTAL INVESTMENTS IN SECURITIES—100.49% (Cost $1,843,044,637)		2,251,029,126
OTHER ASSETS LESS LIABILITIES–(0.49)%		(11,019,722)
NET ASSETS–100.00%		$2,240,009,404
Investment Abbreviations:
ADR	– American Depositary Receipt
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2019 represented 1.52% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Financials	30.46%
Consumer Staples	17.69
Communication Services	10.36
Information Technology	8.92
Consumer Discretionary	8.19
Industrials	7.42
Health Care	4.96
Real Estate	3.53
Energy	2.67
Materials	0.74
Money Market Funds Plus Other Assets Less Liabilities	5.06
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Developing Markets Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,718,687,063)	$ 2,126,668,031
Investments in affiliated money market funds, at value (Cost $124,357,574)	124,361,095
Foreign currencies, at value (Cost $4,775,966)	4,603,593
Receivable for:
Investments sold	7,969,857
Fund shares sold	1,978,187
Dividends	4,674,607
Investment for trustee deferred compensation and retirement plans	361,612
Other assets	59,512
Total assets	2,270,676,494
Liabilities:
Payable for:
Investments purchased	4,796,472
Fund shares reacquired	18,768,734
Amount due custodian	1,630,346
Accrued foreign taxes	3,445,199
Accrued fees to affiliates	834,814
Accrued trustees’ and officers’ fees and benefits	3,946
Accrued other operating expenses	788,080
Trustee deferred compensation and retirement plans	399,499
Total liabilities	30,667,090
Net assets applicable to shares outstanding	$2,240,009,404
Net assets consist of:
Shares of beneficial interest	$1,884,001,906
Distributable earnings	356,007,498
$2,240,009,404
Net Assets:
Class A	$ 605,653,483
Class C	$ 28,240,898
Class Y	$ 986,379,153
Class R5	$ 234,790,271
Class R6	$ 384,945,599
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,431,776
Class C	831,778
Class Y	28,393,025
Class R5	6,777,722
Class R6	11,117,159
Class A:
Net asset value per share	$ 34.74
Maximum offering price per share (Net asset value of $34.74 ÷ 94.50%)	$ 36.76
Class C:
Net asset value and offering price per share	$ 33.95
Class Y:
Net asset value and offering price per share	$ 34.74
Class R5:
Net asset value and offering price per share	$ 34.64
Class R6:
Net asset value and offering price per share	$ 34.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Developing Markets Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $2,742,744)	$ 25,077,590
Dividends from affiliated money market funds	992,223
Total investment income	26,069,813
Expenses:
Advisory fees	9,600,161
Administrative services fees	178,987
Custodian fees	375,434
Distribution fees:
Class A	707,574
Class C	209,267
Transfer agent fees — A, C and Y	1,355,328
Transfer agent fees — R5	106,306
Transfer agent fees — R6	25,274
Trustees’ and officers’ fees and benefits	27,541
Registration and filing fees	77,474
Reports to shareholders	165,655
Professional services fees	40,179
Other	25,000
Total expenses	12,894,180
Less: Fees waived and expense offset arrangement(s)	(53,851)
Net expenses	12,840,329
Net investment income	13,229,484
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $199,049)	(17,388,703)
Foreign currencies	(615,940)
(18,004,643)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $1,378,475)	319,792,306
Foreign currencies	61,757
319,854,063
Net realized and unrealized gain	301,849,420
Net increase in net assets resulting from operations	$315,078,904
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Developing Markets Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 13,229,484	$ 44,355,942
Net realized gain (loss)	(18,004,643)	53,404,323
Change in net unrealized appreciation (depreciation)	319,854,063	(580,328,081)
Net increase (decrease) in net assets resulting from operations	315,078,904	(482,567,816)
Distributions to shareholders from distributable earnings:
Class A	(7,969,116)	(5,600,298)
Class B	—	(237)
Class C	(262,493)	(4,392)
Class Y	(16,922,299)	(16,530,978)
Class R5	(5,436,248)	(5,045,947)
Class R6	(7,119,345)	(4,921,857)
Total distributions to shareholders from distributable earnings	(37,709,501)	(32,103,709)
Share transactions–net:
Class A	(12,113,767)	(217,263,166)
Class B	—	(5,577,356)
Class C	(33,890,448)	(19,884,658)
Class Y	(122,970,354)	(350,973,354)
Class R5	(83,341,881)	(116,212,674)
Class R6	(24,502,127)	18,721,617
Net increase (decrease) in net assets resulting from share transactions	(276,818,577)	(691,189,591)
Net increase (decrease) in net assets	550,826	(1,205,861,116)
Net assets:
Beginning of period	2,239,458,578	3,445,319,694
End of period	$2,240,009,404	$ 2,239,458,578
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Developing Markets Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$30.54	$ 0.16	$ 4.50	$ 4.66	$(0.46)	$ —	$(0.46)	$ 34.74	15.50%	$ 605,653	1.38% (d)	1.38% (d)	1.01% (d)	3%
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	—	(0.27)	30.54	(16.09)	544,574	1.39	1.40	1.23	20
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	—	(0.25)	36.66	20.55	878,910	1.41	1.43	0.86	16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	—	(0.24)	30.67	19.88	824,702	1.40	1.41	1.01	3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43	1.44	0.96	9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39	1.41	1.13	13
Class C
Six months ended 04/30/19	29.64	0.04	4.41	4.45	(0.14)	—	(0.14)	33.95	15.10	28,241	2.13 (d)	2.13 (d)	0.26 (d)	3
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	—	(0.00)	29.64	(16.71)	55,823	2.14	2.15	0.48	20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	—	(0.03)	35.59	19.65	88,231	2.16	2.18	0.11	16
Year ended 10/31/16	25.03	0.07	4.68	4.75	—	—	—	29.78	18.98	82,513	2.15	2.16	0.26	3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18	2.19	0.21	9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14	2.16	0.38	13
Class Y
Six months ended 04/30/19	30.60	0.20	4.50	4.70	(0.56)	—	(0.56)	34.74	15.67	986,379	1.13 (d)	1.13 (d)	1.26 (d)	3
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	—	(0.36)	30.60	(15.89)	986,550	1.14	1.15	1.48	20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	—	(0.32)	36.74	20.84	1,575,401	1.16	1.18	1.11	16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	—	(0.32)	30.74	20.18	1,055,132	1.15	1.16	1.26	3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18	1.19	1.21	9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14	1.16	1.38	13
Class R5
Six months ended 04/30/19	30.55	0.22	4.48	4.70	(0.61)	—	(0.61)	34.64	15.70	234,790	1.04 (d)	1.04 (d)	1.35 (d)	3
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	—	(0.40)	30.55	(15.80)	287,511	1.04	1.05	1.58	20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	—	(0.36)	36.68	20.97	470,436	1.04	1.06	1.23	16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	—	(0.38)	30.69	20.33	331,079	1.03	1.04	1.38	3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03	1.04	1.36	9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99	1.01	1.53	13
Class R6
Six months ended 04/30/19	30.55	0.23	4.48	4.71	(0.63)	—	(0.63)	34.63	15.76	384,946	0.98 (d)	0.98 (d)	1.41 (d)	3
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	—	(0.42)	30.55	(15.74)	365,000	0.99	1.00	1.63	20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	—	(0.37)	36.67	21.04	427,243	1.00	1.02	1.27	16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	—	(0.39)	30.68	20.35	160,816	0.98	0.99	1.43	3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00	1.01	1.39	9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97	0.99	1.55	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $570,750, $42,200, $968,334, $257,835 and $361,106 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Developing Markets Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
11	Invesco Developing Markets Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the
12	Invesco Developing Markets Fund

Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.88%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $47,892.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration
13	Invesco Developing Markets Fund

agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $14,966 in front-end sales commissions from the sale of Class A shares and $2,814 and $902 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
14	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$ 352,227,839	$ —	$—	$ 352,227,839
China	297,840,782	119,165,226	—	417,006,008
Egypt	35,111,078	—	—	35,111,078
France	—	38,442,921	—	38,442,921
Hungary	63,323,984	—	—	63,323,984
Indonesia	133,401,435	59,061,857	—	192,463,292
Israel	—	16,511,920	—	16,511,920
Macau	—	50,755,511	—	50,755,511
Malaysia	40,021,647	—	—	40,021,647
Mexico	239,137,161	—	—	239,137,161
Nigeria	29,809,126	—	—	29,809,126
Peru	51,871,624	—	—	51,871,624
Philippines	35,816,354	—	—	35,816,354
Russia	212,002,695	21,485,654	—	233,488,349
South Korea	14,035,764	68,905,345	—	82,941,109
Taiwan	—	69,907,989	—	69,907,989
Thailand	58,478,875	—	—	58,478,875
Turkey	83,926,300	—	—	83,926,300
United Arab Emirates	35,426,944	—	—	35,426,944
Money Market Funds	124,361,095	—	—	124,361,095
Total Investments	$1,806,792,703	$ 444,236,423	$—	$2,251,029,126
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,959.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
15	Invesco Developing Markets Fund

The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$44,672,626	$44,672,626

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $59,389,541 and $386,399,929, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 582,778,239
Aggregate unrealized (depreciation) of investments	(176,655,912)
Net unrealized appreciation of investments	$ 406,122,327
Cost of investments for tax purposes is $1,844,906,799.
16	Invesco Developing Markets Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	836,381	$ 27,470,225	2,110,745	$ 75,597,388
Class B(b)	—	—	966	35,601
Class C	24,838	792,970	74,017	2,594,775
Class Y	3,775,967	122,616,604	13,040,787	464,395,701
Class R5	797,822	26,056,007	2,789,818	98,466,621
Class R6	1,825,231	60,854,842	4,463,920	160,267,505
Issued as reinvestment of dividends:
Class A	235,461	7,068,534	140,820	5,158,251
Class B(b)	—	—	5	189
Class C	7,897	232,233	112	4,025
Class Y	378,031	11,337,175	272,609	9,985,678
Class R5	157,203	4,698,810	114,412	4,179,476
Class R6	202,111	6,037,061	104,419	3,812,321
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	119,310	4,815,368
Class B	—	—	(122,363)	(4,815,368)
Automatic conversion of Class C shares to Class A shares:
Class A	821,605	27,246,498	-	-
Class C	(839,440)	(27,246,498)	-	-
Reacquired:
Class A	(2,294,623)	(73,899,024)	(8,514,057)	(302,834,173)
Class B(b)	—	—	(21,675)	(797,778)
Class C	(244,878)	(7,669,153)	(669,772)	(22,483,458)
Class Y	(8,001,540)	(256,924,133)	(23,957,809)	(825,354,733)
Class R5	(3,589,624)	(114,096,698)	(6,318,851)	(218,858,771)
Class R6	(2,859,692)	(91,394,030)	(4,270,373)	(145,358,209)
Net increase (decrease) in share activity	(8,767,250)	$ (276,818,577)	(20,642,960)	$(691,189,591)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
17	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,155.40	$ 7.37	$ 1,017.95	$ 6.90	1.38%
Class C	1,000.00	1,151.40	11.36	1,014.23	10.64	2.13
Class Y	1,000.00	1,157.10	6.04	1,019.19	5.66	1.13
Class R5	1,000.00	1,157.40	5.56	1,019.64	5.21	1.04
Class R6	1,000.00	1,157.70	5.24	1,019.93	4.91	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco Developing Markets Fund

19

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•	Fund reports and prospectuses
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•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Emerging Markets Flexible Bond Fund
Nasdaq:
A: IAEMX ■ C: ICEMX ■ R: IREMX ■ Y: IYEMX ■ R5: IIEMX ■ R6: IFEMX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
11	Consolidated Financial Statements
14	Consolidated Financial Highlights
15	Notes to Consolidated Financial Statements
25	Fund Expenses
26	Distribution Information
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	4.18%
Class C Shares	3.79
Class R Shares	4.05
Class Y Shares	4.31
Class R5 Shares	4.30
Class R6 Shares	4.31
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)	8.20
3-month USD LIBOR Index■ (Style-Specific Index)	1.32
Lipper Emerging Markets Hard Currency Debt Funds Index♦ (Peer Group Index)	6.90
Source(s): ▼FactSet Research Systems Inc.; ■ Bloomberg L.P.;♦ Lipper Inc.
The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US dollar-denominated Brady bonds, eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
    The 3-Month USD LIBOR Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.
    The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging markets hard currency debt funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (6/16/10)	–0.98%
5 Years	–4.53
1 Year	–7.73
Class C Shares
Inception (6/16/10)	–1.25%
5 Years	–4.43
1 Year	–5.49
Class R Shares
Inception (6/16/10)	–0.77%
5 Years	–3.95
1 Year	–4.09
Class Y Shares
Inception (6/16/10)	–0.25%
5 Years	–3.45
1 Year	–3.44
Class R5 Shares
Inception (6/16/10)	–0.25%
5 Years	–3.43
1 Year	–3.45
Class R6 Shares
Inception	–0.33%
5 Years	–3.46
1 Year	–3.61
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1,2 The total annual Fund operating expense ratio set forth in the
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/16/10)	–1.01%
5 Years	–4.37
1 Year	–9.51
Class C Shares
Inception (6/16/10)	–1.26%
5 Years	–4.25
1 Year	–7.08
Class R Shares
Inception (6/16/10)	–0.79%
5 Years	–3.79
1 Year	–5.73
Class Y Shares
Inception (6/16/10)	–0.27%
5 Years	–3.28
1 Year	–5.24
Class R5 Shares
Inception (6/16/10)	–0.29%
5 Years	–3.29
1 Year	–5.40
Class R6 Shares
Inception	–0.35%
5 Years	–3.29
1 Year	–5.25
most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.01%, 2.76%, 2.26%, 1.76%, 1.46% and 1.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Emerging Markets Flexible Bond Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments
April 30, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–51.52%
Angola–1.01%
Angolan Government International Bond, REGS, 9.38% 05/08/2048(a)	$ 300,000	$ 322,993
Argentina–0.99%
Argentine Republic Government International Bond, 6.63% 07/06/2028	450,000	317,813
Brazil–1.31%
Petrobras Global Finance B.V.,
5.75%, 02/01/2029	134,000	134,670
6.90%, 03/19/2049	284,000	284,707
		419,377
Chile–1.66%
Empresa Nacional del Petroleo, 5.25% 11/06/2029(a)	276,000	300,281
Latam Finance Ltd., 7.00% 03/01/2026(a)	225,000	230,906
		531,187
China–4.47%
China Construction Bank Corp., REGS, 4.65% (a)(b)	200,000	201,800
China Merchants Bank Co. Ltd., 4.40% (b)	200,000	196,012
CIFI Holdings Group Co. Ltd., 5.50% 01/23/2022	200,000	196,165
Country Garden Holdings Co. Ltd., REGS, 5.13% 01/17/2025(a)	250,000	239,903
Shimao Property Holdings Ltd., REGS, 5.20% 01/30/2025(a)	400,000	393,440
Sunac China Holdings Ltd., REGS, 7.95% 08/08/2022(a)	200,000	204,560
		1,431,880
Colombia–1.31%
Colombia Government International Bond,
3.88%, 04/25/2027	200,000	203,094
4.50%, 03/15/2029	205,000	216,583
		419,677
Ecuador–2.50%
Ecuador Government International Bond, REGS,
9.65%, 12/13/2026(a)	400,000	427,500
9.63%, 06/02/2027(a)	350,000	372,312
		799,812
Principal Amount		Value
Ghana–2.46%
Ghana Government International Bond,
7.88%, 03/26/2027(a)	$ 252,000	$ 256,387
8.13%, 03/26/2032(a)	324,000	321,894
8.95%, 03/26/2051(a)	212,000	210,359
		788,640
Guatemala–0.63%
Industrial Senior Trust, REGS, 5.50% 11/01/2022(a)	200,000	203,000
Hong Kong–1.25%
Bank of East Asia Ltd. (The), REGS, 5.50% (a)(b)	200,000	201,464
Industrial & Commercial Bank of China Asia Ltd., REGS, 4.25% (a)(b)	200,000	198,494
		399,958
Indonesia–2.68%
Indonesia Government International Bond,
4.75%, 02/11/2029	200,000	214,498
5.35%, 02/11/2049	206,000	230,564
PT Indonesia Asahan Aluminium (Persero), 5.71% 11/15/2023(a)	200,000	214,804
PT Perusahaan Listrik Negara, REGS, 4.13% 05/15/2027(a)	200,000	197,410
		857,276
Jamaica–1.77%
Jamaica Government International Bond, 6.75% 04/28/2028	505,000	566,863
Kazakhstan–1.39%
KazMunayGas National Co. JSC, REGS, 6.38% 10/24/2048(a)	400,000	444,160
Kenya–0.93%
Kenya Government International Bond, REGS, 7.25% 02/28/2028(a)	300,000	298,547
Lebanon–0.81%
Lebanon Government International Bond, 6.40% 05/26/2023	300,000	260,708
Macau–0.65%
Studio City Finance Ltd., 7.25% 02/11/2024(a)	200,000	209,200
Mexico–4.03%
America Movil S.A.B. de C.V., 5.00% 10/16/2019	200,000	202,174

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Emerging Markets Flexible Bond Fund

Principal Amount		Value
Mexico–(continued)
Mexico Government International Bond,
3.75%, 01/11/2028	$ 600,000	$ 590,070
4.50%, 04/22/2029	200,000	206,600
Petroleos Mexicanos,
5.35%, 02/12/2028	104,000	97,635
6.75%, 09/21/2047	210,000	193,935
		1,290,414
Namibia–0.61%
Namibia International Bond, REGS, 5.25% 10/29/2025(a)	200,000	194,545
Paraguay–1.32%
Paraguay Government International Bond,
5.60%, 03/13/2048(a)	200,000	214,250
5.40%, 03/30/2050(a)	200,000	209,825
		424,075
Peru–3.61%
Corp. Financiera de Desarrollo S.A., REGS, 3.25% 07/15/2019(a)	600,000	601,680
Inkia Energy Ltd., REGS, 5.88% 11/09/2027(a)	350,000	352,104
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2, 0.00% 06/02/2025(a)(c)	228,089	201,859
		1,155,643
Qatar–0.94%
Qatar Government International Bond, 4.82% 03/14/2049(a)	279,000	300,274
Russia–4.30%
ALROSA Finance S.A., 4.65% 04/09/2024(a)	200,000	202,028
Gazprom OAO Via Gaz Capital S.A., 5.15% 02/11/2026(a)	350,000	363,297
Russian Foreign Bond, REGS, 4.25% 06/23/2027(a)	600,000	604,755
Russian Foreign Bond - Eurobond, 5.10% 03/28/2035(a)	200,000	207,159
		1,377,239
Saudi Arabia–2.28%
Dar Al-Arkan Sukuk Co. Ltd., REGS, 6.88% 03/21/2023(a)	350,000	335,019
Saudi Arabian Oil Co., MTN,
3.50%, 04/16/2029(a)	200,000	196,849
4.25%, 04/16/2039(a)	201,000	196,545
		728,413
Senegal–0.75%
Senegal Government International Bond, 6.25% 05/23/2033(a)	250,000	241,494
Singapore–0.82%
Puma International Financing S.A., 5.00% 01/24/2026(a)	300,000	260,889
	Principal Amount		Value
South Africa–1.59%
MTN Mauritius Investments Ltd., REGS, 5.37% 02/13/2022(a)		$ 300,000	$ 304,252
Republic of South Africa Government International Bond, 5.88% 06/22/2030		200,000	204,732
			508,984
Sri Lanka–1.07%
Sri Lanka Government International Bond, REGS, 5.75% 04/18/2023(a)		350,000	344,139
Supranational–0.77%
Africa Finance Corp., MTN, 4.38% 04/17/2026(a)		245,000	245,823
Turkey–2.95%
Akbank T.A.S., REGS, 7.20% 03/16/2027(a)		350,000	287,061
Turk Telekomunikasyon A.S., 6.88% 02/28/2025(a)		305,000	292,815
Turkcell Iletisim Hizmetleri A.S., 5.80% 04/11/2028(a)		200,000	174,810
Turkiye Vakiflar Bankasi T.A.O., 8.13% 03/28/2024(a)		200,000	188,310
			942,996
United Arab Emirates–0.66%
DP World PLC, 5.63% 09/25/2048(a)		200,000	211,730
Total U.S. Dollar Denominated Bonds & Notes (Cost $16,219,772)			16,497,749
Non-U.S. Dollar Denominated Bonds & Notes–42.91%(d)
Brazil–2.09%
Brazil Notas do Tesouro Nacional Series NTNF, 10.00%, 01/01/2027	BRL	2,400,000	669,304
Colombia–2.49%
Colombian Titulos De Tesoreria,
Series B, 10.00%, 07/24/2024	COP	1,620,000,000	591,993
7.00%, 06/30/2032	COP	658,300,000	204,194
			796,187
Czech Republic–5.84%
Czech Republic Government Bond,
Series 52, REGS, 4.70%, 09/12/2022(a)	CZK	6,000,000	288,661
Series 58, REGS, 5.70%, 05/25/2024(a)	CZK	4,200,000	220,145
Series 89, REGS, 2.40%, 09/17/2025(a)	CZK	900,000	40,836
Series 97, REGS, 0.45%, 10/25/2023(a)	CZK	31,900,000	1,322,246
			1,871,888
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value
Indonesia–9.75%
Indonesia Treasury Bond,
Series FR56, 8.38%, 09/15/2026	IDR	2,000,000,000	$ 147,437
Series FR63, 5.63%, 05/15/2023	IDR	8,375,000,000	556,737
Series FR64, 6.13%, 05/15/2028	IDR	13,240,000,000	836,211
Series FR77, 8.13%, 05/15/2024	IDR	14,145,000,000	1,028,118
Series FR78, 8.25%, 05/15/2029	IDR	2,500,000,000	181,140
Series FR79, 8.38%, 04/15/2039	IDR	5,273,000,000	372,348
			3,121,991
Mexico–7.11%
Mexican Bonos,
Series M, 6.50%, 06/09/2022	MXN	6,100,000	309,087
8.00%, 12/07/2023	MXN	9,000,000	475,889
7.50%, 06/03/2027	MXN	14,800,000	753,578
7.75%, 11/23/2034	MXN	7,730,000	386,146
7.75%, 11/13/2042	MXN	1,900,000	92,818
Series M-20, 10.00%, 12/05/2024	MXN	4,500,000	259,552
			2,277,070
Peru–2.25%
Peru Government Bond, REGS, 6.15%, 08/12/2032(a)	PEN	700,000	223,299
Peruvian Government International Bond, 5.94%, 02/12/2029(a)	PEN	1,550,000	497,448
			720,747
Poland–2.80%
Republic of Poland Government Bond,
Series 0726, 2.50%, 07/25/2026	PLN	600,000	155,625
Series 422, 2.25%, 04/25/2022	PLN	1,900,000	502,614
Series 424, 2.50%, 04/25/2024	PLN	900,000	237,245
			895,484
Russia–1.44%
Russian Federal Bond - OFZ,
Series 6219, 7.75%, 09/16/2026	RUB	24,000,000	369,148
Series 6221, 7.70%, 03/23/2033	RUB	6,100,000	90,842
			459,990
South Africa–5.91%
Republic of South Africa Government Bond,
	Principal Amount		Value
South Africa–(continued)
Series 2030, 8.00%, 01/31/2030	ZAR	3,600,000	$ 232,635
Series 2032, 8.25%, 03/31/2032	ZAR	3,300,000	211,989
Series 2035, 8.88%, 02/28/2035	ZAR	2,000,000	131,626
Series 2044, 8.75%, 01/31/2044	ZAR	4,200,000	265,190
Series 2048, 8.75%, 02/28/2048	ZAR	11,500,000	727,784
Series R186, 10.50%, 12/21/2026	ZAR	4,200,000	324,902
			1,894,126
Thailand–2.43%
Thailand Government Bond,
2.88%, 12/17/2028	THB	11,000,000	357,203
4.88%, 06/22/2029	THB	7,300,000	275,070
3.30%, 06/17/2038	THB	4,500,000	146,348
			778,621
Turkey–0.36%
Turkey Government Bond, 10.60%, 02/11/2026	TRY	1,000,000	113,962
United Arab Emirates–0.44%
DP World PLC, 2.38%, 09/25/2026(a)	EUR	120,000	140,910
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,793,701)			13,740,280
	Shares
Money Market Funds–18.37%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(e)		2,059,148	2,059,148
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(e)		1,470,379	1,470,820
Invesco Treasury Portfolio, Institutional Class, 2.32%(e)		2,353,313	2,353,313
Total Money Market Funds (Cost $5,883,281)			5,883,281
TOTAL INVESTMENTS IN SECURITIES—112.80% (Cost $35,896,754)			36,121,310
OTHER ASSETS LESS LIABILITIES–(12.80)%			(4,098,674)
NET ASSETS–100.00%			$ 32,022,636
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Emerging Markets Flexible Bond Fund

Investment Abbreviations:
BRL	– Brazilian Real
COP	– Colombia Peso
CZK	– Czech Koruna
EUR	– Euro
IDR	– Indonesian Rupiah
MXN	– Mexican Peso
PEN	– Peruvian Sol
PLN	– Polish Zloty
REGS	– Regulation S
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
ZAR	– South African Rand
Notes to Consolidated Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $14,914,471, which represented 46.57% of the Fund’s Net Assets.
(b)	Perpetual bond with no specified maturity date.
(c)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 5 Year Notes	15	June-2019	$1,734,609	$12,386	$12,386

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/24/2019	Bank of America, N.A.	USD	196,736	CNY	1,350,000	$ 3,639
05/28/2019	Barclays Bank PLC	USD	104,470	RUB	6,800,000	321
05/28/2019	Barclays Bank PLC	USD	185,017	MXN	3,600,000	4,114
05/28/2019	Barclays Bank PLC	PLN	1,400,000	USD	367,429	834
05/28/2019	Citibank N.A.	CLP	823,038,000	USD	1,256,719	41,768
05/28/2019	Citibank N.A.	CZK	43,206,000	USD	1,915,398	23,609
05/28/2019	Citibank N.A.	USD	442,279	MXN	8,500,000	4,280
05/28/2019	Citibank N.A.	ZAR	8,400,000	USD	590,082	4,610
05/28/2019	Citibank N.A.	ARS	8,260,000	USD	187,487	7,599
05/28/2019	Citibank N.A.	USD	1,224,771	ZAR	17,800,000	15,872
05/28/2019	Citibank N.A.	TRY	2,406,669	USD	416,158	19,260
05/28/2019	Citibank N.A.	HUF	208,993,000	USD	744,243	19,309
05/28/2019	Citibank N.A.	THB	24,000,000	USD	755,499	3,320
05/03/2019	Citibank N.A.	BRL	751,000	USD	192,544	1,016
05/03/2019	Citibank N.A.	USD	368,153	BRL	1,451,000	1,896
05/28/2019	Citibank N.A.	USD	181,138	PEN	600,000	119
05/28/2019	Goldman Sachs International	ARS	9,458,167	USD	209,202	3,219
05/28/2019	Goldman Sachs International	IDR	6,121,186,000	USD	430,312	2,010
05/28/2019	Goldman Sachs International	EUR	600,000	USD	685,163	10,745
05/28/2019	Goldman Sachs International	USD	332,787	MXN	6,500,000	8,699
05/31/2019	Goldman Sachs International	TWD	11,600,000	USD	376,281	207
05/28/2019	Goldman Sachs International	USD	221,174	ZAR	3,200,000	1,863
10/31/2019	Morgan Stanley Bank, N.A.	USD	784,722	CNY	5,430,234	20,820
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/28/2019	Morgan Stanley Bank, N.A.	ZAR	18,060,000	USD	1,276,343	$ 17,577
05/28/2019	Morgan Stanley Bank, N.A.	TRY	1,700,000	USD	303,295	22,937
05/28/2019	Morgan Stanley Bank, N.A.	IDR	2,100,000,000	USD	146,983	45
06/04/2019	Morgan Stanley Bank, N.A.	USD	735,997	BRL	2,906,010	3,308
05/03/2019	Morgan Stanley Bank, N.A.	USD	736,575	BRL	2,906,010	4,546
Subtotal—Appreciation						247,542
Currency Risk
07/24/2019	Bank of America, N.A.	CNY	1,350,000	USD	197,123	(3,251)
05/28/2019	Bank of America, N.A.	MXN	28,363,330	USD	1,452,727	(37,376)
05/28/2019	Bank of America, N.A.	USD	190,832	HUF	53,100,000	(6,644)
05/28/2019	Bank of America, N.A.	USD	96,752	EUR	84,582	(1,679)
10/31/2019	Barclays Bank PLC	CNY	4,065,000	USD	582,401	(20,617)
05/28/2019	Barclays Bank PLC	RUB	1,400,000	USD	21,109	(465)
05/28/2019	Barclays Bank PLC	IDR	14,000,000,000	USD	976,494	(3,092)
05/28/2019	Barclays Bank PLC	USD	1,075,953	HUF	305,000,000	(17,999)
05/28/2019	Citibank N.A.	USD	841,699	TRY	4,864,524	(39,460)
05/28/2019	Citibank N.A.	USD	625,294	COP	1,965,100,000	(18,319)
05/28/2019	Citibank N.A.	PEN	1,020,000	USD	306,435	(1,701)
05/28/2019	Citibank N.A.	USD	638,967	HUF	177,400,000	(23,620)
05/28/2019	Citibank N.A.	USD	264,327	ARS	11,300,000	(18,233)
05/28/2019	Citibank N.A.	USD	300,000	EUR	265,369	(1,718)
05/28/2019	Citibank N.A.	USD	350,017	IDR	5,000,000,000	(165)
05/28/2019	Citibank N.A.	MXN	4,288,573	USD	223,222	(2,084)
05/28/2019	Citibank N.A.	USD	210,881	ZAR	3,000,000	(1,784)
05/28/2019	Citibank N.A.	TRY	1,100,000	USD	180,435	(973)
05/03/2019	Citibank N.A.	BRL	700,000	USD	177,426	(1,095)
10/31/2019	Goldman Sachs International	CNY	1,365,234	USD	195,000	(7,524)
05/28/2019	Goldman Sachs International	USD	243,590	THB	7,600,000	(5,400)
05/28/2019	Goldman Sachs International	MXN	6,500,000	USD	333,465	(8,021)
05/28/2019	Goldman Sachs International	IDR	6,300,000,000	USD	439,484	(1,330)
05/28/2019	Goldman Sachs International	USD	156,232	EUR	136,797	(2,468)
05/28/2019	Goldman Sachs International	USD	304,817	ZAR	4,352,275	(1,468)
05/28/2019	Goldman Sachs International	USD	1,484,230	MYR	6,000,000	(33,740)
05/03/2019	Goldman Sachs International	USD	530,540	BRL	2,057,010	(5,940)
05/28/2019	Goldman Sachs International	RUB	23,700,000	USD	361,130	(4,097)
05/28/2019	Goldman Sachs International	ZAR	5,400,000	USD	375,480	(895)
05/03/2019	Goldman Sachs International	BRL	2,057,010	USD	521,382	(3,218)
05/28/2019	Morgan Stanley Bank, N.A.	USD	175,815	PLN	670,000	(373)
05/28/2019	Morgan Stanley Bank, N.A.	USD	230,393	TRY	1,300,000	(16,002)
05/28/2019	Morgan Stanley Bank, N.A.	USD	1,707,691	CLP	1,132,100,068	(36,509)
05/28/2019	Morgan Stanley Bank, N.A.	ZAR	2,200,000	USD	151,646	(1,692)
05/28/2019	Morgan Stanley Bank, N.A.	IDR	5,700,000,000	USD	395,559	(3,273)
05/03/2019	Morgan Stanley Bank, N.A.	USD	231,523	BRL	900,000	(1,996)
05/28/2019	Morgan Stanley Bank, N.A.	USD	164,258	ARS	7,500,000	(920)
05/28/2019	Morgan Stanley Bank, N.A.	RUB	13,300,000	USD	202,189	(2,770)
05/28/2019	Morgan Stanley Bank, N.A.	MYR	3,000,000	USD	722,717	(2,528)
05/03/2019	Morgan Stanley Bank, N.A.	BRL	3,806,010	USD	966,061	(4,589)
Subtotal—Depreciation						(345,028)
Total Forward Foreign Currency Contracts						$ (97,486)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Emerging Markets Flexible Bond Fund

Abbreviations:
ARS	—Argentina Peso
BRL	—Brazilian Real
CLP	—Chile Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Koruna
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan New Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
Portfolio Composition
By industry, based on Net Assets
as of April 30, 2019
Sovereign Debt	66.00%
Diversified Banks	5.38
Integrated Oil & Gas	4.84
Real Estate Development	3.23
Other Diversified Financial Services	2.51
Wireless Telecommunication Services	2.13
Oil & Gas Refining & Marketing	1.76
Electric Utilities	1.72
Oil & Gas Exploration & Production	1.13
Marine Ports & Services	1.10
Diversified Real Estate Activities	1.05
Industry Type Each Less Than 1% of Net Assets	3.58
Money Market Funds Plus Other Assets Less Liabilities	5.57
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $30,013,473)	$30,238,029
Investments in affiliated money market funds, at value (Cost $5,883,281)	5,883,281
Other investments:
Variation margin receivable — futures contracts	17,344
Unrealized appreciation on forward foreign currency contracts outstanding	247,542
Cash	126,033
Foreign currencies, at value (Cost $759,657)	741,337
Receivable for:
Fund shares sold	241
Dividends	1,722
Interest	511,040
Investment for trustee deferred compensation and retirement plans	31,578
Other assets	55,924
Total assets	37,854,071
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	345,028
Payable for:
Fund shares reacquired	5,317,592
Accrued foreign taxes	7,592
Accrued fees to affiliates	44,961
Accrued trustees’ and officers’ fees and benefits	1,543
Accrued other operating expenses	82,014
Trustee deferred compensation and retirement plans	32,705
Total liabilities	5,831,435
Net assets applicable to shares outstanding	$ 32,022,636
Net assets consist of:
Shares of beneficial interest	$37,322,888
Distributable earnings	(5,300,252)
$ 32,022,636
Net Assets:
Class A	$ 3,727,070
Class C	$ 744,342
Class R	$ 106,933
Class Y	$ 1,053,614
Class R5	$ 6,031
Class R6	$ 26,384,646
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	632,009
Class C	126,119
Class R	18,148
Class Y	178,660
Class R5	1,023
Class R6	4,479,773
Class A:
Net asset value per share	$ 5.90
Maximum offering price per share (Net asset value of $5.90 ÷ 95.75%)	$ 6.16
Class C:
Net asset value and offering price per share	$ 5.90
Class R:
Net asset value and offering price per share	$ 5.89
Class Y:
Net asset value and offering price per share	$ 5.90
Class R5:
Net asset value and offering price per share	$ 5.90
Class R6:
Net asset value and offering price per share	$ 5.89

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Interest (net of foreign withholding taxes of $11,333)	$1,088,532
Dividends from affiliated money market funds	20,345
Total investment income	1,108,877
Expenses:
Advisory fees	138,305
Administrative services fees	10,092
Custodian fees	2,669
Distribution fees:
Class A	4,515
Class C	4,189
Class R	241
Transfer agent fees — A, C, R and Y	10,434
Transfer agent fees — R6	66
Trustees’ and officers’ fees and benefits	11,368
Registration and filing fees	40,593
Reports to shareholders	7,834
Professional services fees	27,538
Other	18,634
Total expenses	276,478
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(85,929)
Net expenses	190,549
Net investment income	918,328
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $7,328)	(545,783)
Foreign currencies	(37,946)
Forward foreign currency contracts	82,745
Futures contracts	7,174
Swap agreements	(24,768)
(518,578)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $7,592)	1,516,802
Foreign currencies	(30,636)
Forward foreign currency contracts	(357,789)
Futures contracts	12,386
1,140,763
Net realized and unrealized gain	622,185
Net increase in net assets resulting from operations	$1,540,513
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 918,328	$ 2,461,537
Net realized gain (loss)	(518,578)	(4,522,117)
Change in net unrealized appreciation (depreciation)	1,140,763	(2,591,950)
Net increase (decrease) in net assets resulting from operations	1,540,513	(4,652,530)
Distributions to shareholders from distributable earnings:
Class A	(79,062)	(130,497)
Class C	(15,465)	(29,725)
Class R	(2,078)	(4,149)
Class Y	(24,491)	(70,981)
Class R5	(140)	(219)
Class R6	(738,709)	(1,376,683)
Total distributions to shareholders from distributable earnings	(859,945)	(1,612,254)
Return of capital:
Class A	—	(39,740)
Class C	—	(11,932)
Class R	—	(1,449)
Class Y	—	(19,145)
Class R5	—	(61)
Class R6	—	(391,475)
Total return of capital	—	(463,802)
Share transactions–net:
Class A	223,284	(803,791)
Class B	—	(68,467)
Class C	(218,872)	(95,207)
Class R	14,837	(176,276)
Class Y	(81,076)	(553,789)
Class R6	(5,907,189)	(12,148,670)
Net increase (decrease) in net assets resulting from share transactions	(5,969,016)	(13,846,200)
Net increase (decrease) in net assets	(5,288,448)	(20,574,786)
Net assets:
Beginning of period	37,311,084	57,885,870
End of period	$ 32,022,636	$ 37,311,084
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Emerging Markets Flexible Bond Fund

Consolidated Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 5.79	$ 0.14	$ 0.10	$ 0.24	$ (0.13)	$ -	$ (0.13)	$5.90	4.18%	$ 3,727	1.23% (d)	2.02% (d)	4.78% (d)	103%
Year ended 10/31/18	6.71	0.30	(0.96)	(0.66)	(0.20)	(0.06)	(0.26)	5.79	(10.09)	3,434	1.28	2.06	4.79	260
Year ended 10/31/17	6.53	0.35	0.07	0.42	(0.24)	-	(0.24)	6.71	6.62	4,832	1.23	1.91	5.25	245
Year ended 10/31/16	6.77	0.27	(0.25)	0.02	—	(0.26)	(0.26)	6.53	0.45	5,182	1.23	1.91	4.16	266
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24	1.89	5.46	50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24	1.84	5.29	69
Class C
Six months ended 04/30/19	5.79	0.12	0.10	0.22	(0.11)	-	(0.11)	5.90	3.79	744	1.98 (d)	2.77 (d)	4.03 (d)	103
Year ended 10/31/18	6.71	0.26	(0.97)	(0.71)	(0.16)	(0.05)	(0.21)	5.79	(10.77)	946	2.03	2.81	4.04	260
Year ended 10/31/17	6.54	0.30	0.06	0.36	(0.19)	-	(0.19)	6.71	5.66	1,221	1.98	2.66	4.50	245
Year ended 10/31/16	6.77	0.22	(0.24)	(0.02)	—	(0.21)	(0.21)	6.54	(0.21)	1,195	1.98	2.66	3.41	266
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99	2.64	4.71	50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99	2.59	4.54	69
Class R
Six months ended 04/30/19	5.78	0.13	0.10	0.23	(0.12)	-	(0.12)	5.89	4.05	107	1.48 (d)	2.27 (d)	4.53 (d)	103
Year ended 10/31/18	6.70	0.29	(0.97)	(0.68)	(0.18)	(0.06)	(0.24)	5.78	(10.33)	90	1.53	2.31	4.54	260
Year ended 10/31/17	6.53	0.33	0.07	0.40	(0.23)	-	(0.23)	6.70	6.20	283	1.48	2.16	5.00	245
Year ended 10/31/16	6.76	0.25	(0.24)	0.01	—	(0.24)	(0.24)	6.53	0.33	264	1.48	2.16	3.91	266
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49	2.14	5.21	50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	(0.29)	(0.35)	8.48	(3.79)	460	1.49	2.09	5.04	69
Class Y
Six months ended 04/30/19	5.79	0.15	0.10	0.25	(0.14)	-	(0.14)	5.90	4.31	1,054	0.98 (d)	1.77 (d)	5.03 (d)	103
Year ended 10/31/18	6.71	0.32	(0.97)	(0.65)	(0.21)	(0.06)	(0.27)	5.79	(9.85)	1,116	1.03	1.81	5.04	260
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	-	(0.26)	6.71	6.89	1,977	0.98	1.66	5.50	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	354	0.98	1.66	4.41	266
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99	1.64	5.71	50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99	1.59	5.54	69
Class R5
Six months ended 04/30/19	5.79	0.15	0.10	0.25	(0.14)	-	(0.14)	5.90	4.30	6	0.98 (d)	1.39 (d)	5.03 (d)	103
Year ended 10/31/18	6.71	0.32	(0.97)	(0.65)	(0.21)	(0.06)	(0.27)	5.79	(9.85)	6	0.98	1.45	5.09	260
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	-	(0.26)	6.71	6.89	7	0.98	1.31	5.50	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	7	0.98	1.28	4.41	266
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99	1.34	5.71	50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.20)	186	0.99	1.31	5.54	69
Class R6
Six months ended 04/30/19	5.78	0.15	0.10	0.25	(0.14)	-	(0.14)	5.89	4.31	26,385	0.98 (d)	1.39 (d)	5.03 (d)	103
Year ended 10/31/18	6.70	0.33	(0.98)	(0.65)	(0.21)	(0.06)	(0.27)	5.78	(9.88)	31,718	0.98	1.45	5.09	260
Year ended 10/31/17	6.53	0.36	0.07	0.43	(0.26)	-	(0.26)	6.70	6.73	49,498	0.98	1.31	5.50	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.73	60,702	0.98	1.28	4.41	266
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99	1.33	5.71	50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99	1.30	5.54	69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,642, $845, $97, $1,050, $6 and $31,547 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14	Invesco Emerging Markets Flexible Bond Fund

Notes to Consolidated Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Emerging Markets Flexible Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
15	Invesco Emerging Markets Flexible Bond Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The
16	Invesco Emerging Markets Flexible Bond Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal
17	Invesco Emerging Markets Flexible Bond Fund

Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
18	Invesco Emerging Markets Flexible Bond Fund

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
O.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.75%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the
19	Invesco Emerging Markets Flexible Bond Fund

expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $75,429 and reimbursed class level expenses of $6,640, $1,540, $177, $1,915, $0 and $66 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $340 in front-end sales commissions from the sale of Class A shares and $0 and $51 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$ 16,497,749	$—	$ 16,497,749
Non-U.S. Dollar Denominated Bonds & Notes	—	13,740,280	—	13,740,280
Money Market Funds	5,883,281	—	—	5,883,281
Total Investments in Securities	5,883,281	30,238,029	—	36,121,310
20	Invesco Emerging Markets Flexible Bond Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$ 12,386	$ —	$—	$ 12,386
Forward Foreign Currency Contracts	—	247,542	—	247,542
	12,386	247,542	—	259,928
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(345,028)	—	(345,028)
Total Other Investments	12,386	(97,486)	—	(85,100)
Total Investments	$ 5,895,667	$30,140,543	$—	$ 36,036,210

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ 12,386	$ 12,386
Unrealized appreciation on forward foreign currency contracts outstanding	247,542	-	247,542
Total Derivative Assets	247,542	12,386	259,928
Derivatives not subject to master netting agreements	-	(12,386)	(12,386)
Total Derivative Assets subject to master netting agreements	$ 247,542	$ -	$ 247,542
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on forward foreign currency contracts outstanding	$(345,028)	$ -	$(345,028)
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Liabilities subject to master netting agreements	$(345,028)	$ -	$(345,028)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$ 3,639	$ (48,950)	$(45,311)	$–	$–	$(45,311)
Barclays Bank PLC	5,269	(42,173)	(36,904)	–	–	(36,904)
Citibank, N.A.	142,658	(109,152)	33,506	–	–	33,506
Goldman Sachs International	26,743	(74,101)	(47,358)	–	–	(47,358)
Morgan Stanley Bank, N.A.	69,233	(70,652)	(1,419)	–	–	(1,419)
Total	$247,542	$(345,028)	$(97,486)	$–	$–	$(97,486)
21	Invesco Emerging Markets Flexible Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ 82,745	$ -	$ 82,745
Futures contracts	-	-	7,174	7,174
Options purchased(a)	-	(3,774)	-	(3,774)
Swap agreements	(24,768)	-	-	(24,768)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(357,789)	-	(357,789)
Futures contracts	-	-	12,386	12,386
Options purchased(a)	-	(1,160)	-	(1,160)
Total	$(24,768)	$(279,978)	$19,560	$(285,186)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the six month average notional of forward foreign currency contracts, four month average notional of futures contracts and the two month average notional of options purchased and swap agreements outstanding during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Swap Agreements
Average notional value	$27,185,999	$1,757,055	$695,000	$2,400,000
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $162.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date
22	Invesco Emerging Markets Flexible Bond Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,645,329	$1,655,623	$4,300,952

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $34,877,456 and $38,459,322, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 304,961
Aggregate unrealized (depreciation) of investments	(796,611)
Net unrealized appreciation (depreciation) of investments	$(491,650)
Cost of investments for tax purposes is $36,527,860.
23	Invesco Emerging Markets Flexible Bond Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	69,361	$ 403,274	152,537	$ 990,105
Class C	20,248	119,484	85,800	570,891
Class R	5,062	29,650	2,305	14,868
Class Y	23,683	139,094	121,362	779,423
Class R6	1,403	8,075	486,839	3,083,982
Issued as reinvestment of dividends:
Class A	11,422	66,606	23,667	147,792
Class B(b)	—	—	42	280
Class C	1,461	8,523	4,371	27,284
Class R	334	1,949	846	5,353
Class Y	2,729	15,905	8,469	52,556
Class R6	127,006	738,709	282,356	1,767,650
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	9,784	65,942
Class B	—	—	(9,790)	(65,942)
Automatic conversion of Class C shares to Class A shares:
Class A	34,929	205,052	-	-
Class C	(34,929)	(205,052)	-	-
Reacquired:
Class A	(77,078)	(451,648)	(312,825)	(2,007,630)
Class B(b)	—	—	(420)	(2,805)
Class C	(24,040)	(141,827)	(108,717)	(693,382)
Class R	(2,875)	(16,762)	(29,682)	(196,497)
Class Y	(40,641)	(236,075)	(231,698)	(1,385,768)
Class R6	(1,136,032)	(6,653,973)	(2,666,822)	(17,000,302)
Net increase (decrease) in share activity	(1,017,957)	$(5,969,016)	(2,181,576)	$ (13,846,200)

(a)	82% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
24	Invesco Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,041.80	$ 6.23	$ 1,018.70	$ 6.16	1.23%
Class C	1,000.00	1,037.90	10.00	1,014.98	9.89	1.98
Class R	1,000.00	1,040.50	7.49	1,017.46	7.40	1.48
Class Y	1,000.00	1,043.10	4.96	1,019.93	4.91	0.98
Class R5	1,000.00	1,043.00	4.96	1,019.93	4.91	0.98
Class R6	1,000.00	1,043.10	4.96	1,019.93	4.91	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
25	Invesco Emerging Markets Flexible Bond Fund

Distribution Information
Correction notice
The following table sets forth on a per share basis the distribution that was paid in March 2019. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.
		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/14/2018	Class A	$ 0.0467	$0.000	$0.0180	$0.0647
12/14/2018	Class C	$0.0359	$0.000	$0.0180	$0.0539
12/14/2018	Class R	$0.0431	$0.000	$0.0180	$0.0611
12/14/2018	Class Y	$0.0503	$0.000	$0.0180	$0.0683
12/14/2018	Class R5	$0.0503	$0.000	$0.0180	$0.0683
12/14/2018	Class R6	$0.0503	$0.000	$0.0180	$0.0683
Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
26	Invesco Emerging Markets Flexible Bond Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EMFB-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Emerging Markets Select Equity Fund
Nasdaq:
A: IEMAX ■ C: IEMCX ■ R: IEMRX ■ Y: IEMYX ■ R5: IEMIX ■ R6: EMEFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	22.11%
Class C Shares	21.54
Class R Shares	21.85
Class Y Shares	22.12
Class R5 Shares	22.12
Class R6 Shares	22.15
MSCI EAFE Index▼ (Broad Market Index)	7.45
MSCI Emerging Markets Index▼ (Style-Specific Index)	13.76
Lipper Emerging Markets Funds Index■ (Peer Group Index)	14.61
Source(s): ▼RIMES Technologies Corp.;■Lipper Inc.
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Emerging Markets Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-1.05
5 Years	3.86
1 Year	-9.07
Class C Shares
Inception (5/31/11)	-1.09
5 Years	4.26
1 Year	-5.41
Class R Shares
Inception (5/31/11)	-0.62
5 Years	4.75
1 Year	-3.96
Class Y Shares
Inception (5/31/11)	-0.11
5 Years	5.31
1 Year	-3.53
Class R5 Shares
Inception (5/31/11)	-0.11
5 Years	5.31
1 Year	-3.53
Class R6 Shares
Inception	-0.17
5 Years	5.26
1 Year	-3.54
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-1.45
5 Years	3.60
1 Year	-14.25
Class C Shares
Inception (5/31/11)	-1.49
5 Years	3.96
1 Year	-10.83
Class R Shares
Inception (5/31/11)	-1.02
5 Years	4.44
1 Year	-9.54
Class Y Shares
Inception (5/31/11)	-0.51
5 Years	5.04
1 Year	-9.07
Class R5 Shares
Inception (5/31/11)	-0.51
5 Years	5.04
1 Year	-9.07
Class R6 Shares
Inception	-0.56
5 Years	4.98
1 Year	-9.08
most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.03%, 2.78%, 2.28%, 1.78%, 1.55% and 1.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
3	Invesco Emerging Markets Select Equity Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Emerging Markets Select Equity Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.10%
Argentina–0.93%
MercadoLibre, Inc.(a)	1,363	$ 659,883
Brazil–4.58%
Cielo S.A.	1,080,100	2,115,521
Itau Unibanco Holding S.A., Preference Shares	132,950	1,147,050
		3,262,571
Chile–5.56%
Liberty Latin America Ltd., Class C(a)	190,029	3,960,204
China–38.96%
Alibaba Group Holding Ltd., ADR(a)	20,713	3,843,711
China Isotope & Radiation Corp.	603,800	1,604,787
Focus Media Information Technology Co., Ltd., Class A	3,782,996	3,425,406
Gree Electric Appliances, Inc. of Zhuhai, Class A	253,000	2,087,303
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	155,257	714,429
Kweichow Moutai Co., Ltd., Class A	31,909	4,613,372
New Oriental Education & Technology Group, Inc., ADR(a)	13,563	1,294,724
Ping An Insurance (Group) Co. of China Ltd., Class H	374,500	4,508,914
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	364,000	357,281
Tencent Holdings Ltd.	72,500	3,591,850
Vipshop Holdings Ltd., ADR(a)	197,781	1,702,894
		27,744,671
Egypt–2.56%
Eastern Co. S.A.E.	1,723,005	1,823,355
India–1.54%
Housing Development Finance Corp. Ltd.	38,342	1,099,785
Indonesia–1.87%
PT Media Nusantara Citra Tbk	15,896,500	1,048,611
PT United Tractors Tbk	146,900	280,141
		1,328,752
Kenya–1.96%
East African Breweries Ltd.	627,800	1,394,939
Mexico–3.00%
Arca Continental S.A.B. de C.V.	205,400	1,165,913
Fomento Economico Mexicano, S.A.B. de C.V., ADR	9,960	971,997
		2,137,910
Shares		Value
Nigeria–1.52%
Nigerian Breweries PLC	6,007,225	$ 1,082,383
Philippines–1.60%
Bank of the Philippine Islands	699,390	1,138,753
Poland–1.16%
Benefit Systems S.A.(a)	4,584	830,085
Russia–7.72%
Moscow Exchange MICEX-RTS PJSC	1,014,501	1,428,638
Sberbank of Russia PJSC, ADR	102,211	1,469,366
Sberbank of Russia PJSC, ADR	75,285	1,087,868
Yandex N.V., Class A(a)	40,479	1,515,129
		5,501,001
South Africa–5.03%
Naspers Ltd., Class N	14,016	3,581,257
South Korea–8.07%
Amorepacific Corp., Preference Shares	13,456	1,350,824
Muhak Co., Ltd.	93,559	1,089,246
NAVER Corp.	8,021	820,536
Samsung Electronics Co., Ltd., Preference Shares	77,988	2,483,546
		5,744,152
Taiwan–4.83%
King Slide Works Co., Ltd.	123,000	1,291,657
Taiwan Semiconductor Manufacturing Co., Ltd.	254,000	2,145,557
		3,437,214
Thailand–3.62%
Kasikornbank PCL	178,800	1,066,919
Thai Beverage PCL	2,451,200	1,513,865
		2,580,784
Turkey–1.59%
Ulker Biskuvi Sanayi A.S.	355,868	1,134,359
Total Common Stocks & Other Equity Interests (Cost $67,828,831)		68,442,058
Money Market Funds–4.24%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(b)	1,056,537	1,056,537
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(b)	754,503	754,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Emerging Markets Select Equity Fund

Shares		Value
Money Market Funds (continued)–4.24%
Invesco Treasury Portfolio, Institutional Class, 2.32%(b)	1,207,470	$ 1,207,470
Total Money Market Funds (Cost $3,018,672)		3,018,736
TOTAL INVESTMENTS IN SECURITIES—100.34% (Cost $70,847,503)		71,460,794
OTHER ASSETS LESS LIABILITIES–(0.34)%		(242,999)
NET ASSETS–100.00%		$71,217,795
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Consumer Staples	23.66%
Consumer Discretionary	18.50
Financials	18.17
Communication Services	15.36
Information Technology	14.28
Industrials	2.98
Health Care	2.75
Energy	0.40
Money Market Funds Plus Other Assets Less Liabilities	3.90
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $67,828,831)	$68,442,058
Investments in affiliated money market funds, at value (Cost $3,018,672)	3,018,736
Foreign currencies, at value (Cost $122,077)	122,702
Receivable for:
Investments sold	311,439
Fund shares sold	178,614
Fund expenses absorbed	27,538
Dividends	95,853
Investment for trustee deferred compensation and retirement plans	25,008
Other assets	59,277
Total assets	72,281,225
Liabilities:
Payable for:
Investments purchased	746,406
Fund shares reacquired	131,912
Amount due custodian	26,565
Accrued foreign taxes	4,641
Accrued fees to affiliates	44,275
Accrued trustees’ and officers’ fees and benefits	1,568
Accrued other operating expenses	82,240
Trustee deferred compensation and retirement plans	25,823
Total liabilities	1,063,430
Net assets applicable to shares outstanding	$71,217,795
Net assets consist of:
Shares of beneficial interest	$ 70,638,621
Distributable earnings	579,174
$71,217,795
Net Assets:
Class A	$ 36,445,580
Class C	$ 7,151,160
Class R	$ 2,945,624
Class Y	$22,131,186
Class R5	$ 1,981,828
Class R6	$ 562,417
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,105,651
Class C	835,463
Class R	335,105
Class Y	2,486,173
Class R5	222,631
Class R6	63,240
Class A:
Net asset value per share	$ 8.88
Maximum offering price per share (Net asset value of $8.88 ÷ 94.50%)	$ 9.40
Class C:
Net asset value and offering price per share	$ 8.56
Class R:
Net asset value and offering price per share	$ 8.79
Class Y:
Net asset value and offering price per share	$ 8.90
Class R5:
Net asset value and offering price per share	$ 8.90
Class R6:
Net asset value and offering price per share	$ 8.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Emerging Markets Select Equity Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $40,599)	$ 545,594
Dividends from affiliated money market funds	24,502
Total investment income	570,096
Expenses:
Advisory fees	284,103
Administrative services fees	11,349
Custodian fees	37,331
Distribution fees:
Class A	37,906
Class C	35,388
Class R	5,961
Transfer agent fees — A, C, R and Y	80,678
Transfer agent fees — R5	136
Transfer agent fees — R6	32
Trustees’ and officers’ fees and benefits	11,566
Registration and filing fees	47,813
Reports to shareholders	10,642
Professional services fees	27,566
Other	8,350
Total expenses	598,821
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(192,328)
Net expenses	406,493
Net investment income	163,603
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $592)	(59,191)
Foreign currencies	448
(58,743)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $4,641)	11,860,946
Foreign currencies	956
11,861,902
Net realized and unrealized gain	11,803,159
Net increase in net assets resulting from operations	$ 11,966,762
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 163,603	$ 410,084
Net realized gain (loss)	(58,743)	6,477,127
Change in net unrealized appreciation (depreciation)	11,861,902	(20,187,450)
Net increase (decrease) in net assets resulting from operations	11,966,762	(13,300,239)
Distributions to shareholders from distributable earnings:
Class A	(1,407,508)	(26,509)
Class C	(359,861)	—
Class R	(106,717)	—
Class Y	(925,480)	(20,895)
Class R5	(89,220)	(4,874)
Class R6	(12,749)	(30)
Total distributions to shareholders from distributable earnings	(2,901,535)	(52,308)
Share transactions–net:
Class A	4,344,111	10,481,220
Class C	(1,151,596)	2,454,337
Class R	504,880	375,244
Class Y	2,618,658	12,898,628
Class R5	88,257	4,821
Class R6	248,735	275,011
Net increase in net assets resulting from share transactions	6,653,045	26,489,261
Net increase in net assets	15,718,272	13,136,714
Net assets:
Beginning of period	55,499,523	42,362,809
End of period	$71,217,795	$ 55,499,523
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Emerging Markets Select Equity Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 7.67	$ 0.02	$ 1.59	$ 1.61	$(0.03)	$(0.37)	$(0.40)	$8.88	22.11%	$ 36,446	1.33% (d)	1.97% (d)	0.55% (d)	21%
Year ended 10/31/18	9.30	0.07	(1.69)	(1.62)	(0.01)	—	(0.01)	7.67	(17.45)	27,580	1.33	2.03	0.73	104
Year ended 10/31/17	7.13	0.03	2.15	2.18	(0.01)	—	(0.01)	9.30	30.57	24,297	1.36	2.45	0.30	57
Year ended 10/31/16	6.53	0.02	0.58	0.60	—	—	—	7.13	9.19	11,855	1.66	2.59	0.33	47
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	—	(0.03)	6.53	(13.45)	10,516	1.85	2.58	0.23	97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	—	(0.06)	7.58	0.44	10,654	1.85	2.57	0.74	94
Class C
Six months ended 04/30/19	7.41	(0.01)	1.53	1.52	—	(0.37)	(0.37)	8.56	21.54	7,151	2.08 (d)	2.72 (d)	(0.20) (d)	21
Year ended 10/31/18	9.04	(0.00)	(1.63)	(1.63)	—	—	—	7.41	(18.03)	7,296	2.08	2.78	(0.02)	104
Year ended 10/31/17	6.97	(0.03)	2.10	2.07	—	—	—	9.04	29.70	6,793	2.11	3.20	(0.45)	57
Year ended 10/31/16	6.43	(0.03)	0.57	0.54	—	—	—	6.97	8.40	3,149	2.41	3.34	(0.42)	47
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	—	—	6.43	(14.15)	2,572	2.60	3.33	(0.52)	97
Year ended 10/31/14	7.55	(0.00)	(0.03)	(0.03)	(0.03)	—	(0.03)	7.49	(0.40)	2,825	2.60	3.32	(0.01)	94
Class R
Six months ended 04/30/19	7.59	0.01	1.57	1.58	(0.01)	(0.37)	(0.38)	8.79	21.85	2,946	1.58 (d)	2.22 (d)	0.30 (d)	21
Year ended 10/31/18	9.21	0.05	(1.67)	(1.62)	—	—	—	7.59	(17.59)	2,077	1.58	2.28	0.48	104
Year ended 10/31/17	7.07	0.00	2.14	2.14	—	—	—	9.21	30.27	2,190	1.61	2.70	0.05	57
Year ended 10/31/16	6.50	0.01	0.56	0.57	—	—	—	7.07	8.77	1,263	1.91	2.84	0.08	47
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	—	(0.02)	6.50	(13.71)	1,188	2.10	2.83	(0.02)	97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	—	(0.05)	7.55	0.17	1,341	2.10	2.82	0.49	94
Class Y
Six months ended 04/30/19	7.71	0.03	1.59	1.62	(0.06)	(0.37)	(0.43)	8.90	22.12	22,131	1.08 (d)	1.72 (d)	0.80 (d)	21
Year ended 10/31/18	9.33	0.09	(1.69)	(1.60)	(0.02)	—	(0.02)	7.71	(17.17)	16,697	1.08	1.78	0.98	104
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	—	(0.02)	9.33	30.94	7,111	1.11	2.20	0.55	57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	—	—	7.15	9.49	4,858	1.41	2.34	0.58	47
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.53	(13.28)	3,607	1.60	2.33	0.48	97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	—	(0.07)	7.59	0.60	3,295	1.60	2.32	0.99	94
Class R5
Six months ended 04/30/19	7.71	0.03	1.59	1.62	(0.06)	(0.37)	(0.43)	8.90	22.12	1,982	1.08 (d)	1.46 (d)	0.80 (d)	21
Year ended 10/31/18	9.33	0.09	(1.69)	(1.60)	(0.02)	—	(0.02)	7.71	(17.16)	1,623	1.08	1.55	0.98	104
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	—	(0.02)	9.33	30.94	1,960	1.10	1.91	0.56	57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	—	—	7.15	9.49	1,497	1.41	1.99	0.58	47
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	—	(0.05)	6.53	(13.40)	885	1.60	1.98	0.48	97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.74	896	1.60	2.02	0.99	94
Class R6
Six months ended 04/30/19	7.70	0.03	1.59	1.62	(0.06)	(0.37)	(0.43)	8.89	22.15	562	1.08 (d)	1.46 (d)	0.80 (d)	21
Year ended 10/31/18	9.32	0.09	(1.69)	(1.60)	(0.02)	—	(0.02)	7.70	(17.18)	227	1.08	1.55	0.98	104
Year ended 10/31/17	7.15	0.04	2.15	2.19	(0.02)	—	(0.02)	9.32	30.80	12	1.10	1.91	0.56	57
Year ended 10/31/16	6.54	0.04	0.57	0.61	—	—	—	7.15	9.33	6,604	1.41	1.99	0.58	47
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.54	(13.26)	7,171	1.60	1.98	0.48	97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.73	8,116	1.60	2.00	0.99	94

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $30,576, $7,136, $2,404, $18,945, $1,793 and $420 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco Emerging Markets Select Equity Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
12	Invesco Emerging Markets Select Equity Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.935%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $111,482 and reimbursed class level expenses of $41,250, $9,628, $3,244, $25,559, $136 and $32 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration
13	Invesco Emerging Markets Select Equity Fund

agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $6,397 in front-end sales commissions from the sale of Class A shares and $278 and $1,927 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
14	Invesco Emerging Markets Select Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$ 659,883	$ —	$—	$ 659,883
Brazil	3,262,571	—	—	3,262,571
Chile	3,960,204	—	—	3,960,204
China	24,152,821	3,591,850	—	27,744,671
Egypt	1,823,355	—	—	1,823,355
India	1,099,785	—	—	1,099,785
Indonesia	1,328,752	—	—	1,328,752
Kenya	1,394,939	—	—	1,394,939
Mexico	2,137,910	—	—	2,137,910
Nigeria	1,082,383	—	—	1,082,383
Philippines	1,138,753	—	—	1,138,753
Poland	830,085	—	—	830,085
Russia	4,031,635	1,469,366	—	5,501,001
South Africa	3,581,257	—	—	3,581,257
South Korea	4,393,328	1,350,824	—	5,744,152
Taiwan	1,291,657	2,145,557	—	3,437,214
Thailand	2,580,784	—	—	2,580,784
Turkey	1,134,359	—	—	1,134,359
Money Market Funds	3,018,736	—	—	3,018,736
Total Investments	$62,903,197	$8,557,597	$—	$71,460,794
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $997.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
15	Invesco Emerging Markets Select Equity Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $14,908,520 and $12,426,936, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 5,935,129
Aggregate unrealized (depreciation) of investments	(5,342,712)
Net unrealized appreciation of investments	$ 592,417
Cost of investments for tax purposes is $70,868,377.
16	Invesco Emerging Markets Select Equity Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	766,422	$ 6,431,010	2,894,364	$ 28,256,246
Class C	99,657	780,841	648,178	6,195,402
Class R	80,192	658,328	153,410	1,471,972
Class Y	672,025	5,505,668	2,160,435	19,944,351
Class R6	33,898	251,801	32,019	310,085
Issued as reinvestment of dividends:
Class A	185,401	1,353,429	2,661	25,488
Class C	48,563	342,856	—	—
Class R	14,688	106,339	—	—
Class Y	119,607	875,525	2,036	19,542
Class R5	12,057	88,257	501	4,821
Class R6	1,670	12,209	—	—
Automatic conversion of Class C shares to Class A shares:
Class A	107,089	863,923	-	-
Class C	(110,821)	(863,923)	-	-
Reacquired:
Class A	(547,258)	(4,304,251)	(1,916,105)	(17,800,514)
Class C	(186,819)	(1,411,370)	(415,101)	(3,741,065)
Class R	(33,494)	(259,787)	(117,506)	(1,096,728)
Class Y	(471,530)	(3,762,535)	(758,662)	(7,065,265)
Class R6	(1,782)	(15,275)	(3,855)	(35,074)
Net increase in share activity	789,565	$ 6,653,045	2,682,375	$ 26,489,261

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
17	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,221.10	$ 7.32	$1,018.20	$ 6.66	1.33%
Class C	1,000.00	1,215.40	11.43	1,014.48	10.39	2.08
Class R	1,000.00	1,218.50	8.69	1,016.96	7.90	1.58
Class Y	1,000.00	1,221.20	5.95	1,019.44	5.41	1.08
Class R5	1,000.00	1,221.20	5.95	1,019.44	5.41	1.08
Class R6	1,000.00	1,221.50	5.95	1,019.44	5.41	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco Emerging Markets Select Equity Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Endeavor Fund
Nasdaq:
A: ATDAX ■ C: ATDCX ■ R: ATDRX ■ Y: ATDYX ■ R5: ATDIX ■ R6: ATDFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.70%
Class C Shares	7.30
Class R Shares	7.58
Class Y Shares	7.83
Class R5 Shares	7.85
Class R6 Shares	7.90
S&P 500 Index▼ (Broad Market Index)	9.76
Russell Midcap Index■ (Style-Specific Index)	11.65
Lipper Mid-Cap Core Funds Index♦ (Peer Group Index)	8.74
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Endeavor Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (11/04/03)	8.68%
10 Years	12.47
5 Years	4.31
1 Year	–3.55
Class C Shares
Inception (11/4/03)	8.56%
10 Years	12.26
5 Years	4.71
1 Year	0.35
Class R Shares
Inception (4/30/04)	8.51%
10 Years	12.83
5 Years	5.24
1 Year	1.81
Class Y Shares
Inception (10/3/08)	11.11%
10 Years	13.39
5 Years	5.76
1 Year	2.29
Class R5 Shares
Inception (4/30/04)	9.26%
10 Years	13.58
5 Years	5.88
1 Year	2.37
Class R6 Shares
10 Years	13.45%
5 Years	5.98
1 Year	2.46
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/04/03)	8.52%
10 Years	14.91
5 Years	3.55
1 Year	–6.75
Class C Shares
Inception (11/4/03)	8.41%
10 Years	14.71
5 Years	3.95
1 Year	–2.97
Class R Shares
Inception (4/30/04)	8.35%
10 Years	15.29
5 Years	4.47
1 Year	–1.53
Class Y Shares
Inception (10/3/08)	10.90%
10 Years	15.86
5 Years	4.99
1 Year	–1.06
Class R5 Shares
Inception (4/30/04)	9.10%
10 Years	16.06
5 Years	5.12
1 Year	–0.98
Class R6 Shares
10 Years	15.91%
5 Years	5.21
1 Year	–0.88
Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 0.99% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 1.61%, 1.11%, 1.01% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Endeavor Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Endeavor Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–92.47%
Aerospace & Defense–2.09%
Northrop Grumman Corp.	12,797	$ 3,709,978
Agricultural & Farm Machinery–3.20%
Deere & Co.	34,190	5,662,890
Airlines–4.68%
Ryanair Holdings PLC ADR (Ireland)(b)	69,961	5,431,772
Spirit Airlines, Inc. (b)	52,530	2,856,581
		8,288,353
Apparel Retail–3.25%
Ross Stores, Inc.	58,882	5,750,416
Application Software–6.99%
CDK Global, Inc.	109,011	6,575,544
Open Text Corp. (Canada)	151,076	5,808,872
		12,384,416
Asset Management & Custody Banks–4.93%
Affiliated Managers Group, Inc.	78,655	8,724,413
Automotive Retail–6.61%
AutoZone, Inc. (b)	4,415	4,539,989
CarMax, Inc. (b)	91,970	7,160,784
		11,700,773
Construction & Engineering–1.25%
Orion Group Holdings, Inc. (b)	853,890	2,211,575
Construction Machinery & Heavy Trucks–3.32%
REV Group, Inc.	463,529	5,882,183
Consumer Finance–3.14%
Encore Capital Group, Inc. (b)	197,111	5,570,357
Data Processing & Outsourced Services–2.18%
Alliance Data Systems Corp.	24,158	3,867,696
Diversified Banks–2.28%
Bank of America Corp.	131,850	4,031,973
Environmental & Facilities Services–3.97%
Stericycle, Inc. (b)	120,389	7,029,514
Health Care Distributors–2.80%
McKesson Corp.	41,571	4,957,342
Health Care Equipment–2.28%
Zimmer Biomet Holdings, Inc.	32,777	4,036,815
Shares		Value
Industrial Conglomerates–4.29%
DCC PLC (United Kingdom)	84,998	$ 7,599,801
IT Consulting & Other Services–4.17%
Cognizant Technology Solutions Corp., Class A	101,221	7,385,084
Life & Health Insurance–3.08%
Unum Group	147,531	5,446,844
Managed Health Care–4.18%
UnitedHealth Group, Inc.	31,733	7,396,010
Oil & Gas Exploration & Production–3.13%
Devon Energy Corp.	172,236	5,535,665
Real Estate Operating Companies–6.82%
Brookfield Property Partners L.P.	578,761	12,078,742
Research & Consulting Services–3.18%
Nielsen Holdings PLC	220,283	5,623,825
Specialty Chemicals–3.06%
Axalta Coating Systems Ltd. (b)	200,931	5,421,118
Systems Software–2.77%
Check Point Software Technologies Ltd. (Israel)(b)	40,587	4,901,286
Trading Companies & Distributors–4.82%
Grafton Group PLC (United Kingdom)(c)	273,481	3,145,382
Titan Machinery, Inc. (b)	313,847	5,398,169
		8,543,551
Total Common Stocks & Other Equity Interests (Cost $128,542,197)		163,740,620

Money Market Funds–7.45%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(d)	4,615,852	4,615,852
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(d)	3,295,808	3,296,797
Invesco Treasury Portfolio, Institutional Class, 2.32%(d)	5,275,260	5,275,260
Total Money Market Funds (Cost $13,187,689)		13,187,909
TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $141,729,886)		176,928,529
OTHER ASSETS LESS LIABILITIES–0.08%		145,055
NET ASSETS–100.00%		$177,073,584

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Endeavor Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Industrials	30.80%
Information Technology	16.11
Financials	13.43
Consumer Discretionary	9.86
Health Care	9.26
Real Estate	6.82
Energy	3.13
Materials	3.06
Money Market Funds Plus Other Assets Less Liabilities	7.53
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Endeavor Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $128,542,197)	$ 163,740,620
Investments in affiliated money market funds, at value (Cost $13,187,689)	13,187,909
Foreign currencies, at value (Cost $187)	185
Receivable for:
Investments sold	458,667
Fund shares sold	46,353
Dividends	156,298
Investment for trustee deferred compensation and retirement plans	72,123
Other assets	35,162
Total assets	177,697,317
Liabilities:
Payable for:
Fund shares reacquired	239,683
Amount due custodian	111,346
Accrued fees to affiliates	127,352
Accrued trustees’ and officers’ fees and benefits	1,686
Accrued other operating expenses	63,627
Trustee deferred compensation and retirement plans	80,039
Total liabilities	623,733
Net assets applicable to shares outstanding	$177,073,584
Net assets consist of:
Shares of beneficial interest	$ 136,826,179
Distributable earnings	40,247,405
$177,073,584
Net Assets:
Class A	$ 121,156,555
Class C	$ 14,903,372
Class R	$ 9,701,610
Class Y	$ 25,402,799
Class R5	$ 4,655,582
Class R6	$ 1,253,666
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,499,844
Class C	943,949
Class R	545,706
Class Y	1,314,775
Class R5	233,077
Class R6	62,340
Class A:
Net asset value per share	$ 18.64
Maximum offering price per share (Net asset value of $18.64 ÷ 94.50%)	$ 19.72
Class C:
Net asset value and offering price per share	$ 15.79
Class R:
Net asset value and offering price per share	$ 17.78
Class Y:
Net asset value and offering price per share	$ 19.32
Class R5:
Net asset value and offering price per share	$ 19.97
Class R6:
Net asset value and offering price per share	$ 20.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Endeavor Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $8,873)	$ 1,406,665
Dividends from affiliated money market funds	122,086
Total investment income	1,528,751
Expenses:
Advisory fees	663,232
Administrative services fees	16,679
Custodian fees	3,098
Distribution fees:
Class A	145,840
Class C	91,147
Class R	23,982
Transfer agent fees — A, C, R and Y	200,591
Transfer agent fees — R5	2,552
Transfer agent fees — R6	696
Trustees’ and officers’ fees and benefits	12,481
Registration and filing fees	43,021
Reports to shareholders	17,677
Professional services fees	25,563
Other	10,975
Total expenses	1,257,534
Less: Fees waived and expense offset arrangement(s)	(7,773)
Net expenses	1,249,761
Net investment income	278,990
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,396,215
Foreign currencies	(3,706)
6,392,509
Change in net unrealized appreciation of:
Investment securities	6,115,239
Foreign currencies	71
6,115,310
Net realized and unrealized gain	12,507,819
Net increase in net assets resulting from operations	$ 12,786,809
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Endeavor Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 278,990	$ 246,729
Net realized gain	6,392,509	10,210,474
Change in net unrealized appreciation (depreciation)	6,115,310	(17,533,830)
Net increase (decrease) in net assets resulting from operations	12,786,809	(7,076,627)
Distributions to shareholders from distributable earnings:
Class A	(6,472,601)	(3,714,684)
Class B	—	(17,894)
Class C	(1,491,159)	(970,910)
Class R	(580,920)	(405,139)
Class Y	(1,588,510)	(998,009)
Class R5	(288,438)	(569,252)
Class R6	(80,613)	(53,908)
Total distributions to shareholders from distributable earnings	(10,502,241)	(6,729,796)
Share transactions–net:
Class A	2,664,037	(7,883,151)
Class B	—	(662,373)
Class C	(8,043,379)	(5,977,107)
Class R	(460,814)	(3,578,420)
Class Y	(5,430,213)	(4,207,378)
Class R5	(2,159,431)	(15,459,641)
Class R6	(312,967)	(420,656)
Net increase (decrease) in net assets resulting from share transactions	(13,742,767)	(38,188,726)
Net increase (decrease) in net assets	(11,458,199)	(51,995,149)
Net assets:
Beginning of period	188,531,783	240,526,932
End of period	$177,073,584	$188,531,783
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Endeavor Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$18.42	$ 0.03	$ 1.23	$ 1.26	$ —	$ (1.04)	$ (1.04)	$18.64	7.70%	$121,157	1.36% (d)	1.37% (d)	0.36% (d)	8%
Year ended 10/31/18	19.81	0.03	(0.88)	(0.85)	—	(0.54)	(0.54)	18.42	(4.48)	116,080	1.32	1.34	0.14	34
Year ended 10/31/17	17.19	(0.03)	4.57	4.54	—	(1.92)	(1.92)	19.81	27.44	132,670	1.34	1.36	(0.13)	19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	—	(2.30)	(2.30)	17.19	2.08	115,588	1.34	1.36	(0.12)	28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26	1.29	(0.04)	27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26	1.29	(0.43)	27
Class C
Six months ended 04/30/19	15.83	(0.03)	1.03	1.00	—	(1.04)	(1.04)	15.79	7.30	14,903	2.11 (d)	2.12 (d)	(0.39) (d)	8
Year ended 10/31/18	17.22	(0.11)	(0.74)	(0.85)	—	(0.54)	(0.54)	15.83	(5.18)	23,490	2.07	2.09	(0.61)	34
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	—	(1.92)	(1.92)	17.22	26.52	31,548	2.09	2.11	(0.88)	19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.26	1.27	30,857	2.09	2.11	(0.87)	28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01	2.04	(0.79)	27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01	2.04	(1.18)	27
Class R
Six months ended 04/30/19	17.64	0.01	1.17	1.18	—	(1.04)	(1.04)	17.78	7.58	9,702	1.61 (d)	1.62 (d)	0.11 (d)	8
Year ended 10/31/18	19.04	(0.02)	(0.84)	(0.86)	—	(0.54)	(0.54)	17.64	(4.72)	10,070	1.57	1.59	(0.11)	34
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	—	(1.92)	(1.92)	19.04	27.16	14,449	1.59	1.61	(0.38)	19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	—	(2.30)	(2.30)	16.62	1.83	17,469	1.59	1.61	(0.37)	28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51	1.54	(0.29)	27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51	1.54	(0.68)	27
Class Y
Six months ended 04/30/19	19.03	0.05	1.28	1.33	—	(1.04)	(1.04)	19.32	7.83	25,403	1.11 (d)	1.12 (d)	0.61 (d)	8
Year ended 10/31/18	20.40	0.08	(0.91)	(0.83)	—	(0.54)	(0.54)	19.03	(4.25)	30,604	1.07	1.09	0.39	34
Year ended 10/31/17	17.61	0.02	4.69	4.71	—	(1.92)	(1.92)	20.40	27.77	37,034	1.09	1.11	0.12	19
Year ended 10/31/16	19.66	0.02	0.23	0.25	—	(2.30)	(2.30)	17.61	2.37	19,938	1.09	1.11	0.13	28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01	1.04	0.21	27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01	1.04	(0.18)	27
Class R5
Six months ended 04/30/19	19.63	0.07	1.31	1.38	—	(1.04)	(1.04)	19.97	7.85	4,656	0.98 (d)	0.99 (d)	0.74 (d)	8
Year ended 10/31/18	21.00	0.10	(0.93)	(0.83)	—	(0.54)	(0.54)	19.63	(4.13)	6,762	0.97	0.99	0.49	34
Year ended 10/31/17	18.06	0.05	4.81	4.86	—	(1.92)	(1.92)	21.00	27.92	22,158	0.96	0.98	0.25	19
Year ended 10/31/16	20.08	0.05	0.23	0.28	—	(2.30)	(2.30)	18.06	2.49	21,192	0.94	0.96	0.28	28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89	0.92	0.33	27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90	0.93	(0.07)	27
Class R6
Six months ended 04/30/19	19.75	0.07	1.33	1.40	—	(1.04)	(1.04)	20.11	7.90	1,254	0.97 (d)	0.98 (d)	0.75 (d)	8
Year ended 10/31/18	21.11	0.12	(0.94)	(0.82)	—	(0.54)	(0.54)	19.75	(4.06)	1,526	0.89	0.91	0.57	34
Year ended 10/31/17	18.13	0.07	4.83	4.90	—	(1.92)	(1.92)	21.11	28.04	2,038	0.88	0.90	0.33	19
Year ended 10/31/16	20.13	0.06	0.24	0.30	—	(2.30)	(2.30)	18.13	2.59	50,645	0.85	0.87	0.37	28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80	0.83	0.42	27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81	0.84	0.02	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $117,639, $18,380, $9,672, $27,181, $5,148 and $1,504 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Endeavor Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco Endeavor Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
12	Invesco Endeavor Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.745%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $5,806.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the
13	Invesco Endeavor Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six monthsended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $7,816 in front-end sales commissions from the sale of Class A shares and $2,246 and $470 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 156,140,819	$7,599,801	$—	$163,740,620
Money Market Funds	13,187,909	—	—	13,187,909
Total Investments	$169,328,728	$7,599,801	$—	$ 176,928,529
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,967.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
14	Invesco Endeavor Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $13,870,130 and $36,835,918, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$40,412,491
Aggregate unrealized (depreciation) of investments	(6,558,202)
Net unrealized appreciation of investments	$33,854,289
Cost of investments for tax purposes is $143,074,240.
15	Invesco Endeavor Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	773,446	$ 13,736,703	981,490	$ 19,603,323
Class B(b)	—	—	225	4,018
Class C	36,582	532,862	105,922	1,841,025
Class R	94,713	1,597,116	118,043	2,267,283
Class Y	74,001	1,341,306	457,325	9,458,463
Class R5	14,343	265,344	140,568	2,995,624
Class R6	6,987	132,583	64,077	1,378,578
Issued as reinvestment of dividends:
Class A	381,674	6,175,482	180,366	3,600,097
Class B(b)	—	—	1,018	17,563
Class C	102,251	1,404,937	53,635	926,282
Class R	37,229	575,183	21,115	404,560
Class Y	86,020	1,441,688	42,480	874,239
Class R5	16,460	284,922	26,729	566,931
Class R6	4,582	79,870	2,510	53,507
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	29,185	617,254
Class B	—	—	(33,929)	(617,254)
Automatic conversion of Class C shares to Class A shares:
Class A	342,647	5,945,792	-	-
Class C	(403,737)	(5,945,792)	-	-
Reacquired:
Class A	(1,298,511)	(23,193,940)	(1,587,752)	(31,703,825)
Class B(b)	—	—	(3,851)	(66,700)
Class C	(274,718)	(4,035,386)	(507,719)	(8,744,414)
Class R	(156,959)	(2,633,113)	(327,321)	(6,250,263)
Class Y	(453,140)	(8,213,207)	(707,471)	(14,540,080)
Class R5	(142,249)	(2,709,697)	(877,735)	(19,022,196)
Class R6	(26,467)	(525,420)	(85,901)	(1,852,741)
Net increase (decrease) in share activity	(784,846)	$ (13,742,767)	(1,906,991)	$(38,188,726)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
16	Invesco Endeavor Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,077.00	$ 7.00	$1,018.05	$ 6.80	1.36%
Class C	1,000.00	1,073.00	10.85	1,014.33	10.54	2.11
Class R	1,000.00	1,075.80	8.29	1,016.81	8.05	1.61
Class Y	1,000.00	1,078.30	5.72	1,019.29	5.56	1.11
Class R5	1,000.00	1,078.50	5.05	1,019.93	4.91	0.98
Class R6	1,000.00	1,079.00	5.00	1,019.98	4.86	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
17	Invesco Endeavor Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ■ C: GIZCX ■ R: GIZRX ■ Y: GIZYX ■ R5: GIZFX ■ R6: GIZSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Fund Expenses
19	Distribution Information
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	12.26%
Class C Shares	11.87
Class R Shares	12.02
Class Y Shares	12.39
Class R5 Shares	12.39
Class R6 Shares	12.39
MSCI World Index▼ (Broad Market Index)	8.83
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	12.57
Lipper Global Infrastructure Funds Classification Average■ (Peer Group)	12.60
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	3.40%
1 Year	5.16
Class C Shares
Inception (5/2/14)	3.79%
1 Year	9.46
Class R Shares
Inception (5/2/14)	4.31%
1 Year	11.00
Class Y Shares
Inception (5/2/14)	4.84%
1 Year	11.64
Class R5 Shares
Inception (5/2/14)	4.84%
1 Year	11.64
Class R6 Shares
Inception (5/2/14)	4.84%
1 Year	11.64
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.35%, 3.10%, 2.60%, 2.10%, 1.97% and 1.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	3.23%
1 Year	5.50
Class C Shares
Inception (5/2/14)	3.63%
1 Year	9.68
Class R Shares
Inception (5/2/14)	4.15%
1 Year	11.22
Class Y Shares
Inception (5/2/14)	4.67%
1 Year	11.88
Class R5 Shares
Inception (5/2/14)	4.67%
1 Year	11.77
Class R6 Shares
Inception (5/2/14)	4.67%
1 Year	11.88
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
3	Invesco Global Infrastructure Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Global Infrastructure Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.81%
Australia–4.57%
APA Group	22,859	$ 155,021
Atlas Arteria Ltd.	48,516	239,410
Sydney Airport	25,614	137,591
Transurban Group	36,864	349,269
		881,291
Belgium–0.28%
Elia System Operator S.A./N.V.	795	53,589
Brazil–0.16%
Cia de Saneamento Basico Do Estado de Sao Paulo, ADR	2,631	31,467
Canada–14.27%
Enbridge, Inc.	19,106	705,797
Fortis, Inc.	5,830	215,497
Inter Pipeline Ltd.	15,457	251,752
Keyera Corp.	9,035	208,796
Pembina Pipeline Corp.	3,621	129,466
TransCanada Corp.	26,053	1,243,434
		2,754,742
China–3.33%
Beijing Enterprises Water Group Ltd.(a)	188,000	116,709
China Merchants Port Holdings Co. Ltd.	24,000	48,460
China Resources Gas Group Ltd.	20,000	92,545
China Tower Corp. Ltd., Class H, REGS(b)	822,000	222,140
COSCO SHIPPING Ports Ltd.	36,000	35,886
Shenzhen Expressway Co. Ltd., Class H	62,000	75,477
Yuexiu Transport Infrastructure Ltd.	64,000	52,131
		643,348
Denmark–0.42%
Orsted A/S, REGS(b)	1,049	80,310
France–4.84%
Aeroports de Paris	1,056	215,089
Getlink S.E.	8,461	136,462
Vinci S.A.	5,757	582,655
		934,206
Germany–0.61%
Hamburger Hafen und Logistik AG	4,647	116,921
Hong Kong–3.30%
China Gas Holdings Ltd.	68,600	220,802
China Water Affairs Group Ltd.	138,000	141,962
Hong Kong & China Gas Co., Ltd. (The)	115,100	274,451
		637,215
Shares		Value
Italy–5.01%
Atlantia S.p.A.	19,698	$ 537,309
Infrastrutture Wireless Italiane S.p.A., REGS(b)	21,079	174,814
Italgas S.p.A.	19,757	123,376
Terna - Rete Elettrica Nazionale S.p.A.	21,863	131,064
		966,563
Japan–1.10%
Japan Airport Terminal Co., Ltd.	1,300	54,445
Tokyo Gas Co., Ltd.	3,000	76,266
West Japan Railway Co.	1,100	81,849
		212,560
Luxembourg–1.40%
SES S.A.	15,909	270,687
Mexico–0.89%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	641	105,477
Promotora y Operadora de Infraestructura S.A.B de C.V.	6,610	67,237
		172,714
Netherlands–0.81%
InterXion Holding N.V.(a)	2,252	155,816
New Zealand–0.47%
Auckland International Airport Ltd.	16,976	90,366
Spain–5.82%
Aena SME, S.A., REGS(b)	628	116,748
Atlantica Yield PLC	8,437	172,874
Cellnex Telecom S.A., REGS(a)(b)	8,844	271,991
Ferrovial, S.A.	22,788	561,276
		1,122,889
United Kingdom–6.26%
National Grid PLC	56,512	617,327
Pennon Group PLC	18,456	180,163
Severn Trent PLC	11,534	306,221
United Utilities Group PLC	9,653	104,325
		1,208,036
United States–45.27%
American Tower Corp.	6,147	1,200,509
American Water Works Co., Inc.	910	98,453
Aqua America, Inc.	19,647	767,412
Atmos Energy Corp.	2,736	280,002
Avangrid, Inc.	6,943	355,551
CenterPoint Energy, Inc.	10,126	313,906
Cheniere Energy, Inc.(a)	9,936	639,382
CMS Energy Corp.	1,902	105,656
Consolidated Edison, Inc.	2,849	245,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Infrastructure Fund

Shares		Value
United States–(continued)
Crown Castle International Corp.	8,991	$ 1,130,888
Edison International	8,786	560,283
EnLink Midstream LLC(a)	4,183	48,899
Kinder Morgan, Inc.	11,124	221,034
ONEOK, Inc.	9,512	646,150
SBA Communications Corp., Class A(a)	1,846	376,085
Sempra Energy	5,682	727,012
Southwest Gas Holdings, Inc.	1,836	152,737
Targa Resources Corp.	1,706	68,496
Williams Cos., Inc. (The)	28,284	801,286
		8,739,211
Total Common Stocks & Other Equity Interests (Cost $16,322,459)		19,071,931
Shares		Value
Money Market Funds–0.74%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(c)	49,323	$ 49,323
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(c)	37,810	37,822
Invesco Treasury Portfolio, Institutional Class, 2.32%(c)	56,369	56,369
Total Money Market Funds (Cost $143,508)		143,514
TOTAL INVESTMENTS IN SECURITIES—99.55% (Cost $16,465,967)		19,215,445
OTHER ASSETS LESS LIABILITIES–0.45%		87,001
NET ASSETS–100.00%		$19,302,446
Investment Abbreviations:
ADR	– American Depositary Receipt
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $866,003, which represented 4.49% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By Infrastructure Sector, based on Net Assets
as of April 30, 2019
Midstream Services	25.72%
Towers	17.49
Gas Distribution	13.07
Electric Utilities	11.29
Water	9.05
Tolls	6.84
Diversified	5.93
Airports	3.73
Infrastructure Sectors each less than 2.0% of net assets	5.69
Money Market Funds Plus Other Assets Less Liabilities	1.19
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $16,322,459)	$19,071,931
Investments in affiliated money market funds, at value (Cost $143,508)	143,514
Cash	5,818
Foreign currencies, at value (Cost $82,479)	82,522
Receivable for:
Fund shares sold	55,771
Dividends	20,327
Investment for trustee deferred compensation and retirement plans	11,445
Other assets	50,266
Total assets	19,441,594
Liabilities:
Payable for:
Fund shares reacquired	55,436
Accrued fees to affiliates	4,424
Accrued trustees’ and officers’ fees and benefits	1,481
Accrued other operating expenses	66,363
Trustee deferred compensation and retirement plans	11,444
Total liabilities	139,148
Net assets applicable to shares outstanding	$19,302,446
Net assets consist of:
Shares of beneficial interest	$17,204,143
Distributable earnings	2,098,303
$19,302,446
Net Assets:
Class A	$ 7,042,450
Class C	$ 1,206,872
Class R	$ 463,944
Class Y	$10,361,017
Class R5	$ 11,168
Class R6	$ 216,995
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	631,500
Class C	108,462
Class R	41,636
Class Y	928,787
Class R5	1,001
Class R6	19,453
Class A:
Net asset value per share	$ 11.15
Maximum offering price per share (Net asset value of $11.15 ÷ 94.50%)	$ 11.80
Class C:
Net asset value and offering price per share	$ 11.13
Class R:
Net asset value and offering price per share	$ 11.14
Class Y:
Net asset value and offering price per share	$ 11.16
Class R5:
Net asset value and offering price per share	$ 11.16
Class R6:
Net asset value and offering price per share	$ 11.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Infrastructure Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $20,069)	$ 280,976
Dividends from affiliated money market funds	2,206
Total investment income	283,182
Expenses:
Advisory fees	77,401
Administrative services fees	9,211
Custodian fees	8,345
Distribution fees:
Class A	8,635
Class C	6,284
Class R	984
Transfer agent fees — A, C, R and Y	16,305
Transfer agent fees — R5	4
Transfer agent fees — R6	82
Trustees’ and officers’ fees and benefits	10,865
Registration and filing fees	44,806
Reports to shareholders	6,298
Professional services fees	34,802
Other	8,150
Total expenses	232,172
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(121,509)
Net expenses	110,663
Net investment income	172,519
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(200,986)
Foreign currencies	(448)
(201,434)
Change in net unrealized appreciation of:
Investment securities	2,079,498
Foreign currencies	452
2,079,950
Net realized and unrealized gain	1,878,516
Net increase in net assets resulting from operations	$2,051,035
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 172,519	$ 396,791
Net realized gain (loss)	(201,434)	237,878
Change in net unrealized appreciation (depreciation)	2,079,950	(1,175,484)
Net increase (decrease) in net assets resulting from operations	2,051,035	(540,815)
Distributions to shareholders from distributable earnings:
Class A	(56,581)	(376,949)
Class C	(5,455)	(68,541)
Class R	(2,464)	(12,164)
Class Y	(88,303)	(464,195)
Class R5	(94)	(471)
Class R6	(1,968)	(8,902)
Total distributions to shareholders from distributable earnings	(154,865)	(931,222)
Return of capital:
Class A	—	(14,744)
Class C	—	(2,979)
Class R	—	(557)
Class Y	—	(16,823)
Class R5	—	(17)
Class R6	—	(345)
Total return of capital	—	(35,465)
Share transactions–net:
Class A	(1,706,676)	(171,079)
Class C	(499,372)	(301,339)
Class R	67,531	77,381
Class Y	(461,454)	(205,683)
Class R6	(34,896)	48,757
Net increase (decrease) in net assets resulting from share transactions	(2,634,867)	(551,963)
Net increase (decrease) in net assets	(738,697)	(2,059,465)
Net assets:
Beginning of period	20,041,143	22,100,608
End of period	$19,302,446	$20,041,143
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Global Infrastructure Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$10.01	$0.09	$ 1.13	$ 1.22	$(0.08)	$ -	$ —	$(0.08)	$ 11.15	12.26%	$ 7,042	1.28% (d)	2.60% (d)	1.79% (d)	53%
Year ended 10/31/18	10.74	0.18	(0.45)	(0.27)	(0.19)	(0.02)	(0.25)	(0.46)	10.01	(2.65)	8,098	1.28	2.56	1.76	114
Year ended 10/31/17	9.62	0.25 (e)	1.06	1.31	(0.19)	-	—	(0.19)	10.74	13.74	8,899	1.29	2.87	2.40 (e)	99
Year ended 10/31/16	9.50	0.17	0.11	0.28	(0.16)	-	—	(0.16)	9.62	3.01	4,194	1.40	4.29	1.76	85
Year ended 10/31/15	10.66	0.17	(1.11)	(0.94)	(0.21)	-	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40	6.36	1.68	84
Year ended 10/31/14(f)	10.00	0.08	0.63	0.71	(0.05)	-	—	(0.05)	10.66	7.12	2,497	1.39 (g)	8.60 (g)	1.51 (g)	19
Class C
Six months ended 04/30/19	9.99	0.05	1.13	1.18	(0.04)	-	—	(0.04)	11.13	11.87	1,207	2.03 (d)	3.35 (d)	1.04 (d)	53
Year ended 10/31/18	10.72	0.10	(0.44)	(0.34)	(0.13)	(0.01)	(0.25)	(0.39)	9.99	(3.39)	1,579	2.03	3.31	1.01	114
Year ended 10/31/17	9.60	0.17 (e)	1.06	1.23	(0.11)	-	—	(0.11)	10.72	12.92	2,016	2.04	3.62	1.65 (e)	99
Year ended 10/31/16	9.48	0.10	0.11	0.21	(0.09)	-	—	(0.09)	9.60	2.24	428	2.15	5.04	1.01	85
Year ended 10/31/15	10.64	0.09	(1.10)	(1.01)	(0.14)	-	(0.01)	(0.15)	9.48	(9.56)	279	2.15	7.11	0.93	84
Year ended 10/31/14(f)	10.00	0.04	0.63	0.67	(0.03)	-	—	(0.03)	10.64	6.71	181	2.14 (g)	9.35 (g)	0.76 (g)	19
Class R
Six months ended 04/30/19	10.01	0.08	1.12	1.20	(0.07)	-	—	(0.07)	11.14	12.02	464	1.53 (d)	2.85 (d)	1.54 (d)	53
Year ended 10/31/18	10.73	0.16	(0.44)	(0.28)	(0.18)	(0.01)	(0.25)	(0.44)	10.01	(2.80)	351	1.53	2.81	1.51	114
Year ended 10/31/17	9.61	0.22 (e)	1.06	1.28	(0.16)	-	—	(0.16)	10.73	13.47	296	1.54	3.12	2.15 (e)	99
Year ended 10/31/16	9.49	0.14	0.11	0.25	(0.13)	-	—	(0.13)	9.61	2.76	69	1.65	4.54	1.51	85
Year ended 10/31/15	10.66	0.14	(1.11)	(0.97)	(0.19)	-	(0.01)	(0.20)	9.49	(9.18)	27	1.65	6.61	1.43	84
Year ended 10/31/14(f)	10.00	0.07	0.64	0.71	(0.05)	-	—	(0.05)	10.66	7.05	13	1.64 (g)	8.85 (g)	1.26 (g)	19
Class Y
Six months ended 04/30/19	10.02	0.11	1.12	1.23	(0.09)	-	—	(0.09)	11.16	12.39	10,361	1.03 (d)	2.35 (d)	2.04 (d)	53
Year ended 10/31/18	10.74	0.21	(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	9,775	1.03	2.31	2.01	114
Year ended 10/31/17	9.62	0.27 (e)	1.06	1.33	(0.21)	-	—	(0.21)	10.74	14.02	10,685	1.04	2.62	2.65 (e)	99
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	-	—	(0.18)	9.62	3.27	5,177	1.15	4.04	2.01	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	-	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15	6.11	1.93	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	-	—	(0.06)	10.67	7.29	2,287	1.14 (g)	8.35 (g)	1.76 (g)	19
Class R5
Six months ended 04/30/19	10.02	0.11	1.12	1.23	(0.09)	-	—	(0.09)	11.16	12.39	11	1.03 (d)	2.25 (d)	2.04 (d)	53
Year ended 10/31/18	10.74	0.21	(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	10	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27 (e)	1.06	1.33	(0.21)	-	—	(0.21)	10.74	14.02	11	1.04	2.54	2.65 (e)	99
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	-	—	(0.18)	9.62	3.27	10	1.15	4.02	2.01	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	-	(0.01)	(0.25)	9.50	(8.70)	10	1.15	6.00	1.93	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	-	—	(0.06)	10.67	7.29	11	1.14 (g)	8.34 (g)	1.76 (g)	19
Class R6
Six months ended 04/30/19	10.02	0.11	1.12	1.23	(0.09)	-	—	(0.09)	11.16	12.39	217	1.03 (d)	2.25 (d)	2.04 (d)	53
Year ended 10/31/18	10.74	0.21	(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	229	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27 (e)	1.06	1.33	(0.21)	-	—	(0.21)	10.74	14.02	194	1.04	2.54	2.65 (e)	99
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	-	—	(0.18)	9.62	3.27	114	1.15	4.02	2.01	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	-	(0.01)	(0.25)	9.50	(8.70)	69	1.15	6.00	1.93	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	-	—	(0.06)	10.67	7.29	38	1.14 (g)	8.34 (g)	1.76 (g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6,965, $1,267, $397, $9,724, $10 and $217 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of May 2, 2014.
(g)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Global Infrastructure Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco Global Infrastructure Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.
MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.
The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.
F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
H.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified
12	Invesco Global Infrastructure Fund

against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
L.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.84%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
13	Invesco Global Infrastructure Fund

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $77,401, reimbursed fund level expenses of $27,718 and reimbursed class level expenses of $6,120, $1,114, $349, $8,545, $4 and $82 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $712 in front-end sales commissions from the sale of Class A shares and $1 and $3 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
14	Invesco Global Infrastructure Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ 881,291	$ —	$—	$ 881,291
Belgium	53,589	—	—	53,589
Brazil	31,467	—	—	31,467
Canada	2,754,742	—	—	2,754,742
China	643,348	—	—	643,348
Denmark	80,310	—	—	80,310
France	215,089	719,117	—	934,206
Germany	—	116,921	—	116,921
Hong Kong	362,764	274,451	—	637,215
Italy	537,309	429,254	—	966,563
Japan	—	212,560	—	212,560
Luxembourg	270,687	—	—	270,687
Mexico	172,714	—	—	172,714
Netherlands	155,816	—	—	155,816
New Zealand	90,366	—	—	90,366
Spain	1,006,141	116,748	—	1,122,889
United Kingdom	590,709	617,327	—	1,208,036
United States	8,739,211	—	—	8,739,211
Money Market Funds	143,514	—	—	143,514
Total Investments	$16,729,067	$2,486,378	$—	$19,215,445
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $176.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
15	Invesco Global Infrastructure Fund

The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$60,984	$—	$60,984

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $9,862,533 and $12,335,113, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,426,536
Aggregate unrealized (depreciation) of investments	(75,607)
Net unrealized appreciation of investments	$2,350,929
Cost of investments for tax purposes is $16,864,516.
16	Invesco Global Infrastructure Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	71,497	$ 755,456	266,393	$ 2,810,371
Class C	6,784	71,905	30,397	316,866
Class R	7,475	76,894	12,223	126,337
Class Y	63,183	675,717	145,210	1,492,854
Class R6	3,829	39,355	7,840	80,995
Issued as reinvestment of dividends:
Class A	3,915	40,365	29,484	308,374
Class C	501	5,092	6,559	68,810
Class R	231	2,396	1,175	12,285
Class Y	5,414	56,765	29,951	313,342
Class R6	181	1,874	839	8,759
Automatic conversion of Class C shares to Class A shares:
Class A	19,561	200,157	-	-
Class C	(19,599)	(200,157)	-	-
Reacquired:
Class A	(272,323)	(2,702,654)	(315,829)	(3,289,824)
Class C	(37,262)	(376,212)	(67,022)	(687,015)
Class R	(1,109)	(11,759)	(5,921)	(61,241)
Class Y	(115,832)	(1,193,936)	(193,987)	(2,011,879)
Class R6	(7,382)	(76,125)	(3,925)	(40,997)
Net increase (decrease) in share activity	(270,936)	$ (2,634,867)	(56,613)	$ (551,963)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 18% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
17	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,122.60	$ 6.74	$1,018.45	$ 6.41	1.28%
Class C	1,000.00	1,118.70	10.66	1,014.73	10.14	2.03
Class R	1,000.00	1,120.20	8.04	1,017.21	7.65	1.53
Class Y	1,000.00	1,123.90	5.42	1,019.69	5.16	1.03
Class R5	1,000.00	1,123.90	5.42	1,019.69	5.16	1.03
Class R6	1,000.00	1,123.90	5.42	1,019.69	5.16	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco Global Infrastructure Fund

Distribution Information
Correction notice
The following table sets forth on a per share basis the distribution that was paid in March 2019. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.
		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/21/2019	Class A	$0.0207	$0.000	$0.0078	$0.0285
03/21/2019	Class C	$0.0006	$0.000	$0.0078	$0.0084
03/21/2019	Class R	$0.0140	$0.000	$0.0078	$0.0218
03/21/2019	Class Y	$0.0274	$0.000	$0.0078	$0.0352
03/21/2019	Class R5	$0.0274	$0.000	$0.0078	$0.0352
03/21/2019	Class R6	$0.0274	$0.000	$0.0078	$0.0352
Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
19	Invesco Global Infrastructure Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ■ C: MKNCX ■ R: MKNRX ■ Y: MKNYX ■ R5: MKNFX ■ R6: MKNSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
23	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–10.73%
Class C Shares	–11.17
Class R Shares	–10.77
Class Y Shares	–10.60
Class R5 Shares	–10.60
Class R6 Shares	–10.60
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.19
Lipper Alternative Equity Market Neutral Funds Index■ (Peer Group Index)	–1.34
Source(s): ▼RIMES Technologies Corp.;■ Lipper Inc.
The FTSE US 3-Month Treasury Bill Index is an unmanaged index considered representative of three-month US Treasury Bills.
    The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	–2.76%	*
5 Years	–3.75	*
1 Year	–15.20
Class C Shares
Inception (12/19/13)	–2.47%	*
5 Years	–3.35	*
1 Year	–11.65
Class R Shares
Inception (12/19/13)	–1.96%	*
5 Years	–2.87	*
1 Year	–10.48
Class Y Shares
Inception (12/19/13)	–1.48%	*
5 Years	–2.38	*
1 Year	–10.02
Class R5 Shares
Inception (12/19/13)	–1.49%	*
5 Years	–2.38	*
1 Year	–10.12
Class R6 Shares
Inception (12/19/13)	–1.49%	*
5 Years	–2.38	*
1 Year	–10.02
* Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns for five-years and since inception were estimated at -5.41% and -4.33%, respectively for Class A; -5.09% and -4.10%, respectively for Class C; -4.57% and -3.57%, respectively for Class R; -4.05% and -3.06%, respectively for Class Y; -4.05% and -3.06% respectively for Class R5; and -4.05% and -3.06%, respectively for Class R6.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most re-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	–2.51%	**
5 Years	–3.05	**
1 Year	–12.58
Class C Shares
Inception (12/19/13)	–2.20%	**
5 Years	–2.69	**
1 Year	–8.95
Class R Shares
Inception (12/19/13)	–1.70%	**
5 Years	–2.18	**
1 Year	–7.71
Class Y Shares
Inception (12/19/13)	–1.21%	**
5 Years	–1.71	**
1 Year	–7.30
Class R5 Shares
Inception (12/19/13)	–1.21%	**
5 Years	–1.71	**
1 Year	–7.40
Class R6 Shares
Inception (12/19/13)	–1.21%	**
5 Years	–1.71	**
1 Year	–7.30
** Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns for five-years and since inception were estimated at -4.70% and -4.08%, respectively for Class A; -4.41% and -3.83%, respectively for Class C; -3.86% and -3.30%, respectively for Class R; -3.36% and -2.79%, respectively for Class Y; -3.36% and -2.79% respectively for Class R5; and -3.36% and -2.79%, respectively for Class R6.
cent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively. 1,2The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.05%, 3.80%, 3.30%, 2.80%, 2.74% and 2.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1 Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Global Market Neutral Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Global Market Neutral Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–93.12%
Australia–2.58%
Altium Ltd.	3,055	$ 72,792
Beach Energy Ltd.	14,679	22,041
BHP Group PLC	3,121	73,639
BlueScope Steel Ltd.	2,034	19,286
Fortescue Metals Group Ltd.	2,899	14,612
St Barbara Ltd.	7,410	16,716
		219,086
Austria–0.97%
Verbund AG	908	45,034
Wienerberger AG	1,642	37,681
		82,715
Belgium–0.25%
Solvay S.A., Class A	173	20,867
Canada–4.22%
Canada Goose Holdings, Inc.(a)	1,209	64,561
Canadian Pacific Railway Ltd.	224	50,189
Kirkland Lake Gold Ltd.	3,544	114,571
Teck Resources Ltd., Class B	2,681	63,398
TFI International, Inc.	1,999	65,653
		358,372
China–0.97%
Yangzijiang Shipbuilding Holdings Ltd.	71,200	82,188
Denmark–2.05%
GN Store Nord A/S	1,301	66,591
Royal Unibrew A/S	796	57,042
Vestas Wind Systems A/S	562	50,927
		174,560
Finland–1.26%
UPM-Kymmene Oyj	785	22,159
Valmet Corp.	3,079	84,609
		106,768
France–3.72%
Dassault Aviation S.A.	29	43,878
Faurecia SA	466	23,875
Kering S.A.	150	88,663
Peugeot S.A.	6,093	159,640
		316,056
Germany–1.96%
Hella GmbH & Co.KGaA	820	44,648
HOCHTIEF AG	451	67,277
Siltronic AG	559	54,772
		166,697
Shares		Value
Ireland–0.83%
AerCap Holdings N.V.(a)	573	$ 28,444
Glanbia PLC	976	17,942
Smurfit Kappa Group PLC	828	24,295
		70,681
Japan–17.53%
Aeon Mall Co. Ltd.	1,900	29,002
AGC, Inc.	2,200	74,975
Brother Industries Ltd.	3,100	61,098
Capcom Co Ltd.	1,000	22,616
Citizen Watch Co. Ltd.	10,900	60,838
Dai Nippon Printing Co., Ltd.	3,600	85,394
Daicel Corp.	1,900	21,252
Daiwa House Industry Co., Ltd.	2,000	56,092
Denka Co., Ltd.	2,200	66,335
Electric Power Development Co. Ltd.	1,300	30,193
Ibiden Co. Ltd.	3,900	69,938
ITOCHU Corp.	2,100	37,837
JTEKT Corp.	4,800	61,923
Konica Minolta, Inc.	7,000	70,003
K’s Holdings Corp.	6,700	59,870
Marubeni Corp.	8,200	58,770
Mitsubishi Corp.	2,300	63,303
Mitsui & Co., Ltd.	5,500	88,893
Nippon Express Co., Ltd.	900	49,444
Nippon Telegraph & Telephone Corp.	900	37,368
Nishimatsu Construction Co., Ltd.	2,600	56,318
Ricoh Co. Ltd.	3,100	31,155
Seino Holdings Co., Ltd.	5,000	68,008
Sojitz Corp.	18,900	65,215
Sumitomo Chemical Co., Ltd.	9,000	44,809
Suzuken Co., Ltd.	700	40,337
Toppan Printing Co., Ltd.	4,800	77,902
		1,488,888
Jordan–0.69%
Hikma Pharmaceuticals PLC	2,555	58,968
Netherlands–0.86%
Koninklijke Ahold Delhaize N.V.	2,213	53,266
NXP Semiconductors NV	186	19,645
		72,911
Norway–1.58%
Salmar ASA	1,725	78,378
TGS NOPEC Geophysical Co. ASA	2,126	55,543
		133,921
Puerto Rico–1.09%
Popular, Inc.	1,598	92,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Market Neutral Fund

Shares		Value
Russia–0.79%
Evraz PLC	8,211	$ 67,198
Spain–1.62%
ACS Actividades de Construccion y Servicios S.A.	1,679	77,078
Mediaset Espana Comunicacion S.A.	7,751	60,197
		137,275
Sweden–2.80%
Loomis AB, Class B	1,489	55,031
Peab AB	2,476	22,630
Sandvik AB	3,799	70,263
Svenska Cellulosa AB SCA, Class B	7,592	66,206
Volvo AB, Class B	1,498	23,975
		238,105
Switzerland–0.40%
Roche Holding AG	128	33,741
United Kingdom–5.28%
Dialog Semiconductor PLC(a)	2,342	90,624
Drax Group PLC	5,936	26,395
Fiat Chrysler Automobiles NV	4,092	63,033
GlaxoSmithKline PLC	1,452	29,791
Greggs PLC	1,852	43,525
Moneysupermarket.com Group PLC	12,975	61,536
PageGroup PLC	10,980	77,031
Pearson PLC	5,232	56,641
		448,576
United States–41.67%
Aaron’s, Inc.	1,351	75,237
AbbVie, Inc.	258	20,483
Akamai Technologies, Inc.(a)	913	73,095
Allison Transmission Holdings, Inc.	1,572	73,664
AMC Networks, Inc., Class A(a)	459	26,810
Amedisys, Inc.(a)	566	72,346
American Eagle Outfitters, Inc.	2,016	47,940
American Equity Investment Life Holding Co.	998	29,351
Amgen, Inc.	366	65,631
Athene Holding Ltd., Class A(a)	699	31,567
Biogen, Inc.(a)	308	70,606
Brinker International, Inc.	1,708	73,051
BRP, Inc.	2,883	89,608
CF Industries Holdings, Inc.	1,524	68,245
Chesapeake Energy Corp.(a)	13,352	38,854
Cisco Systems, Inc.	1,506	84,261
ConocoPhillips	896	56,556
CoreCivic, Inc.	2,189	45,553
Deckers Outdoor Corp.(a)	405	64,075
Dick’s Sporting Goods, Inc.	1,710	63,270
Domtar Corp.	1,674	81,859
Dover Corp.	214	20,981
Endo International PLC(a)	5,158	38,685
Foot Locker, Inc.	458	26,202
Shares		Value
United States–(continued)
Fortinet, Inc.(a)	792	$ 73,989
Freeport-McMoRan, Inc.	2,413	29,704
General Motors Co.	488	19,008
Gilead Sciences, Inc.	1,069	69,528
HCA Healthcare, Inc.	390	49,620
Herbalife Nutrition Ltd.(a)	1,264	66,802
HollyFrontier Corp.	1,403	66,965
HP, Inc.	796	15,880
Huntsman Corp.	3,111	69,189
Hyatt Hotels Corp., Class A	1,187	91,079
Kohl’s Corp.	917	65,199
Korn Ferry	678	31,880
Kroger Co. (The)	1,387	35,757
Lamar Advertising Co., Class A	873	72,171
Liberty Expedia Holdings, Inc., Series A(a)	1,844	85,599
Life Storage, Inc.	445	42,404
Louisiana-Pacific Corp.	1,209	30,285
LyondellBasell Industries N.V., Class A	579	51,085
Macy’s, Inc.	753	17,726
Mallinckrodt PLC(a)	2,927	45,251
Navient Corp.	5,140	69,441
NetApp, Inc.	830	60,465
PBF Energy, Inc., Class A	933	31,330
Peabody Energy Corp.	2,112	60,762
Radian Group, Inc.	2,193	51,360
Regeneron Pharmaceuticals, Inc.(a)	148	50,785
Retail Properties of America, Inc., Class A	1,923	23,634
Santander Consumer USA Holdings, Inc.	2,194	46,842
Seagate Technology PLC	1,053	50,881
Southwestern Energy Co.(a)	21,150	83,542
TEGNA, Inc.	1,668	26,555
Tenet Healthcare Corp.(a)	2,418	52,954
TreeHouse Foods, Inc.(a)	286	19,156
United Continental Holdings, Inc.(a)	548	48,695
United Therapeutics Corp.(a)	551	56,516
Uniti Group, Inc.	2,388	26,244
Vertex Pharmaceuticals, Inc.(a)	297	50,187
Viacom, Inc., Class B	2,863	82,769
Voya Financial, Inc.	1,254	68,832
W.W. Grainger, Inc.	54	15,228
Whiting Petroleum Corp.(a)	1,429	39,140
Xerox Corp.	2,618	87,336
Zebra Technologies Corp., Class A(a)	333	70,310
		3,540,015
Total Common Stocks & Other Equity Interests (Cost $7,527,383)		7,909,809
Money Market Funds–6.48%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(b)	192,601	192,601
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(b)	137,528	137,569
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Market Neutral Fund

Shares		Value
Money Market Funds (continued)–6.48%
Invesco Treasury Portfolio, Institutional Class, 2.32%(b)	220,115	$ 220,115
Total Money Market Funds (Cost $550,285)		550,285
TOTAL INVESTMENTS IN SECURITIES—99.60% (Cost $8,077,668)		8,460,094
OTHER ASSETS LESS LIABILITIES–0.40%		34,206
NET ASSETS–100.00%		$8,494,300
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value (2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Equity Risk
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	$ (59,133)	$—	$ 623	$ 623	$ (58,535)
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(959,334)	—	2,373	2,373	(955,364)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(42,650)	—	480	480	(42,045)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(162,157)	—	2,455	2,455	(159,749)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(99,066)	—	866	866	(98,245)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(568,683)	—	9,644	9,644	(550,993)
Subtotal — Appreciation						—	16,441	16,441	(1,864,931)
Equity Risk
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(539,819)	—	(4,204)	(4,204)	(543,000)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(91,844)	—	(65)	(65)	(91,944)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(1,529,742)	—	(8,291)	(8,291)	(1,529,105)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(127,651)	—	(496)	(496)	(128,202)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/22/2021	Federal Funds floating rate	Monthly	(81,929)	—	(3,963)	(3,963)	(85,927)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(3,771,157)	—	(59,495)	(59,495)	(3,830,160)
Subtotal — Depreciation						—	(76,514)	(76,514)	(6,208,338)
Total — Total Return Swap Agreements						$—	$(60,073)	$(60,073)	$(8,073,269)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.
(2)	Amount includes $(19,969) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $50,001 cash held with Morgan Stanley & Co. LLC, the Counterparty.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2019.
	Shares	Value	Percentage of Reference Entities
Equity Securities - Short
Australia
Tabcorp Holdings Ltd.	(17,335)	$ (58,535)	0.74
Belgium
Umicore S.A.	(551)	(21,321)	0.34
Canada
Canadian Utilities Ltd., Class A	(1,001)	(27,594)	0.35
CCL Industries, Inc., Class B	(2,057)	(87,749)	1.06
Emera, Inc.	(1,714)	(64,366)	0.81
IAMGOLD Corp.	(5,880)	(17,688)	0.22
PrairieSky Royalty Ltd.	(4,273)	(61,590)	0.77
Premium Brands Holdings Corp.	(424)	(25,487)	0.30
Shopify, Inc., Class A	(146)	(35,500)	0.41
SNC-Lavalin Group, Inc.	(4,630)	(115,430)	1.44
Vermilion Energy, Inc.	(1,862)	(47,547)	0.63
Waste Connections, Inc.	(647)	(60,049)	0.71
		(543,000)
Denmark
Chr Hansen Holding A/S	(335)	(34,173)	0.41
Genmab A/S	(348)	(57,771)	0.73
		(91,944)
Finland
Huhtamaki OYJ	(1,285)	(49,017)	0.58
Outokumpu OYJ	(9,111)	(34,734)	0.47
		(83,751)
France
Danone S.A.	(824)	(66,616)	0.81
Getlink S.E.	(3,639)	(58,569)	0.72
Renault S.A.	(902)	(61,531)	0.81
Rubis SCA	(1,118)	(61,193)	0.76
TechnipFMC PLC	(682)	(16,913)	0.21
Valeo S.A.	(1,270)	(46,109)	0.58
		(310,931)
Germany
Aroundtown S.A.	(3,492)	(28,302)	0.35
Axel Springer S.E.	(927)	(52,506)	0.66
Daimler AG	(1,319)	(86,308)	1.10
Delivery Hero S.E.	(503)	(23,181)	0.25
Evotec AG	(579)	(14,339)	0.18
GEA Group AG	(585)	(16,351)	0.21
Grand City Properties S.A.	(941)	(22,122)	0.28
RWE AG	(822)	(20,993)	0.26
Siemens AG	(324)	(38,789)	0.48
	Shares	Value	Percentage of Reference Entities
Germany—(continued)
Zalando S.E.	(639)	$ (30,058)	0.37
		(332,949)
Italy
Amplifon S.p.A.	(847)	(16,273)	0.20
Japan
Ain Holdings, Inc.	(300)	(23,807)	0.29
Daifuku Co., Ltd.	(1,300)	(79,124)	0.97
Kansai Paint Co., Ltd.	(3,400)	(64,554)	0.82
Keihan Holdings Co., Ltd.	(600)	(25,450)	0.30
Keyence Corp.	(200)	(124,099)	1.62
Koito Manufacturing Co., Ltd.	(900)	(53,485)	0.69
M3, Inc.	(3,200)	(56,563)	0.66
Makita Corp.	(1,600)	(58,171)	0.73
Maruichi Steel Tube Ltd.	(2,100)	(57,875)	0.73
MISUMI Group, Inc.	(3,700)	(95,593)	1.18
MonotaRO Co., Ltd.	(1,300)	(29,899)	0.36
Nidec Corp.	(600)	(85,022)	1.06
Nifco, Inc.	(2,400)	(67,436)	0.86
Nihon M&A Center, Inc.	(2,300)	(65,039)	0.80
Nippon Shinyaku Co., Ltd.	(900)	(61,888)	0.70
Nitori Holdings Co., Ltd.	(600)	(71,368)	0.90
Relo Group, Inc.	(2,200)	(59,841)	0.73
Ryohin Keikaku Co., Ltd.	(200)	(37,955)	0.47
Seria Co., Ltd.	(700)	(20,737)	0.26
Shimano, Inc.	(400)	(58,495)	0.80
SMC Corp.	(200)	(82,697)	1.01
SoftBank Group Corp.	(200)	(20,746)	0.26
Toshiba Corp.	(4,700)	(156,111)	1.92
TOTO Ltd.	(600)	(25,261)	0.32
Toyo Tire Corp.	(1,900)	(22,156)	0.28
Yaskawa Electric Corp.	(700)	(25,733)	0.33
		(1,529,105)
Netherlands
Galapagos N.V.	(592)	(67,760)	0.84
Takeaway.com N.V.	(618)	(53,165)	0.66
		(120,925)
Norway
Norsk Hydro ASA	(6,334)	(27,135)	0.36
Schibsted ASA, Class B	(458)	(10,957)	0.15
Yara International ASA	(1,998)	(90,110)	1.08
		(128,202)
Portugal
Jeronimo Martins SGPS, S.A.	(4,250)	(69,214)	0.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Singapore
Sembcorp Industries Ltd.	(9,700)	$ (18,971)	0.24
Singapore Telecommunications Ltd.	(9,900)	(23,074)	0.29
		(42,045)
Spain
Cellnex Telecom S.A.	(2,794)	(85,927)	1.02
Sweden
Husqvarna AB, Class B	(6,505)	(59,357)	0.73
Saab AB, Class B	(3,051)	(100,392)	1.27
		(159,749)
Switzerland
Compagnie Financiere Richemont S.A.	(277)	(20,253)	0.26
dormakaba Holding AG	(30)	(22,641)	0.29
Mobimo Holding AG	(240)	(55,351)	0.69
		(98,245)
United Kingdom
ASOS PLC	(549)	(28,070)	0.35
BBA Aviation PLC	(15,764)	(55,913)	0.68
British American Tobacco PLC	(1,391)	(54,235)	0.69
Capital & Counties Properties PLC	(10,606)	(33,483)	0.41
Coats Group PLC	(29,905)	(33,693)	0.41
Dechra Pharmaceuticals PLC	(816)	(28,304)	0.35
Fresnillo PLC	(6,616)	(64,601)	0.81
Glencore PLC	(8,054)	(31,964)	0.44
John Wood Group PLC	(3,501)	(21,480)	0.30
Just Eat PLC	(2,733)	(24,911)	0.33
KAZ Minerals PLC	(6,637)	(55,961)	0.76
Paddy Power Betfair PLC	(350)	(29,611)	0.37
Weir Group PLC (The)	(4,102)	(88,767)	1.20
		(550,993)
United States
ACADIA Pharmaceuticals, Inc.	(2,022)	(48,629)	0.60
Alnylam Pharmaceuticals, Inc.	(654)	(58,428)	0.68
American International Group, Inc.	(1,404)	(66,788)	0.80
AutoNation, Inc.	(1,265)	(53,041)	0.59
Avanos Medical, Inc.	(377)	(15,815)	0.19
Bank OZK	(864)	(28,210)	0.34
Big Lots, Inc.	(649)	(24,117)	0.30
Bluebird Bio, Inc.	(170)	(24,111)	0.29
Bunge Ltd.	(811)	(42,505)	0.52
BWX Technologies, Inc.	(1,575)	(80,482)	1.01
Callon Petroleum Co.	(8,690)	(65,262)	0.91
Cantel Medical Corp.	(910)	(62,735)	0.73
Cognex Corp.	(1,586)	(79,982)	1.08
Coherent, Inc.	(486)	(71,933)	0.93
	Shares	Value	Percentage of Reference Entities
United States—(continued)
Compass Minerals International, Inc.	(512)	$ (29,384)	0.36
CyrusOne, Inc.	(1,237)	(68,889)	0.86
Diamondback Energy, Inc.	(910)	(96,815)	1.25
Equinix, Inc.	(126)	(57,292)	0.70
Exact Sciences Corp.	(787)	(77,669)	0.89
FireEye, Inc.	(3,073)	(49,229)	0.60
First Solar, Inc.	(1,116)	(68,667)	0.83
Flex Ltd.	(6,068)	(66,991)	0.84
Floor & Decor Holdings, Inc., Class A	(545)	(26,171)	0.31
Gartner, Inc.	(414)	(65,814)	0.81
Granite Construction, Inc.	(1,512)	(67,874)	0.87
Graphic Packaging Holding Co.	(1,917)	(26,608)	0.31
Healthcare Services Group, Inc.	(1,722)	(58,290)	0.72
Healthcare Trust of America, Inc., Class A	(1,165)	(32,131)	0.39
Howard Hughes Corp. (The)	(652)	(72,372)	0.88
Insulet Corp.	(705)	(60,806)	0.72
InterXion Holding N.V.	(937)	(64,831)	0.78
IPG Photonics Corp.	(422)	(73,736)	0.93
Iron Mountain, Inc.	(803)	(26,081)	0.35
Kilroy Realty Corp.	(860)	(66,143)	0.80
Knight-Swift Transportation Holdings, Inc.	(2,107)	(70,268)	0.91
LCI Industries	(746)	(65,536)	0.84
Liberty Broadband Corp., Class A	(677)	(66,610)	0.80
LKQ Corp.	(1,983)	(59,688)	0.76
Macerich Co. (The)	(475)	(19,067)	0.24
Markel Corp.	(81)	(86,792)	1.02
Marriott Vacations Worldwide Corp.	(494)	(52,181)	0.65
Martin Marietta Materials, Inc.	(341)	(75,668)	0.90
Mattel, Inc.	(1,229)	(14,982)	0.18
Medicines Co. (The)	(2,397)	(76,584)	0.85
Medidata Solutions, Inc.	(944)	(85,281)	1.05
Mohawk Industries, Inc.	(336)	(45,780)	0.55
Moody’s Corp.	(122)	(23,988)	0.29
ONEOK, Inc.	(338)	(22,960)	0.29
Pebblebrook Hotel Trust	(523)	(17,029)	0.20
PNC Financial Services Group, Inc. (The)	(505)	(69,150)	0.84
Pool Corp.	(373)	(68,535)	0.83
Portola Pharmaceuticals, Inc.	(2,068)	(73,000)	0.89
PriceSmart, Inc.	(886)	(52,992)	0.65
Sanderson Farms, Inc.	(524)	(79,454)	0.92
Sensient Technologies Corp.	(868)	(60,864)	0.74
South State Corp.	(799)	(60,452)	0.71
Spectrum Brands Holdings, Inc.	(361)	(22,227)	0.27
Stanley Black & Decker, Inc.	(184)	(26,974)	0.33
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States—(continued)
Sterling Bancorp	(1,597)	$ (34,208)	0.40
Summit Materials, Inc., Class A	(1,654)	(28,978)	0.33
Targa Resources Corp.	(1,590)	(63,838)	0.81
Tiffany & Co.	(212)	(22,858)	0.28
United Bankshares, Inc.	(759)	(29,783)	0.36
United States Steel Corp.	(2,295)	(35,802)	0.46
Universal Display Corp.	(453)	(72,299)	0.95
ViaSat, Inc.	(1,133)	(102,899)	1.24
	Shares	Value	Percentage of Reference Entities
United States—(continued)
Vulcan Materials Co.	(260)	$ (32,789)	0.40
Wayfair, Inc., Class A	(445)	(72,157)	0.82
Welbilt, Inc.	(2,489)	(41,890)	0.53
Wix.com Ltd.	(470)	(63,055)	0.74
Zillow Group, Inc., Class C	(1,668)	(55,711)	0.73
		(3,830,160)
Total Equity Securities - Short		$ (8,073,269)
Portfolio Composition
By sector, based on total net assets
as of April 30, 2019
	Equity Securities		Gross Exposure(3)	Net Exposure(4)
	Long (1)	Short (2)
Industrials	20.9%	19.1%	40.0%	1.8%
Consumer Discretionary	15.6	16.4	32.0	(0.8)
Information Technology	12.4	11.4	23.8	1.0
Materials	11.8	10.9	22.7	0.9
Health Care	10.2	10.4	20.6	(0.2)
Energy	5.4	4.7	10.1	0.7
Financials	4.6	4.7	9.3	(0.1)
Consumer Staples	3.8	5.1	8.9	(1.3)
Communication Services	3.7	3.7	7.4	0.0
Real Estate	3.5	6.6	10.1	(3.1)
Utilities	1.2	2.1	3.3	(0.9)
Money Market Funds Plus Other Assets Less Liabilities	6.9	-	6.9	6.9
Total	100.0%	95.1%	195.1%	4.9%

[1]	Represents the value of the equity securities in the portfolio.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Global Market Neutral Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $7,527,383)	$ 7,909,809
Investments in affiliated money market funds, at value (Cost $550,285)	550,285
Other investments:
Unrealized appreciation on swap agreements — OTC	16,441
Deposits with brokers:
Cash collateral — OTC Derivatives	50,001
Cash	5,977
Foreign currencies, at value (Cost $23,024)	22,913
Receivable for:
Fund shares sold	4
Fund expenses absorbed	9,602
Dividends	43,085
Investment for trustee deferred compensation and retirement plans	14,294
Other assets	37,654
Total assets	8,660,065
Liabilities:
Other investments:
Swaps payable — OTC	834
Unrealized depreciation on swap agreements—OTC	76,514
Payable for:
Accrued fees to affiliates	1,995
Accrued trustees’ and officers’ fees and benefits	1,500
Accrued other operating expenses	70,628
Trustee deferred compensation and retirement plans	14,294
Total liabilities	165,765
Net assets applicable to shares outstanding	$ 8,494,300
Net assets consist of:
Shares of beneficial interest	$ 9,610,770
Distributable earnings	(1,116,470)
$ 8,494,300
Net Assets:
Class A	$ 3,063,841
Class C	$ 86,851
Class R	$ 33,739
Class Y	$ 4,224,147
Class R5	$ 314,320
Class R6	$ 771,402
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	492,627
Class C	14,467
Class R	5,489
Class Y	672,032
Class R5	50,001
Class R6	122,668
Class A:
Net asset value per share	$ 6.22
Maximum offering price per share (Net asset value of $6.22 ÷ 94.50%)	$ 6.58
Class C:
Net asset value and offering price per share	$ 6.00
Class R:
Net asset value and offering price per share	$ 6.15
Class Y:
Net asset value and offering price per share	$ 6.29
Class R5:
Net asset value and offering price per share	$ 6.29
Class R6:
Net asset value and offering price per share	$ 6.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Global Market Neutral Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $7,345)	$ 135,227
Dividends from affiliated money market funds	11,282
Total investment income	146,509
Expenses:
Advisory fees	46,939
Administrative services fees	8,792
Custodian fees	3,443
Distribution fees:
Class A	4,374
Class C	494
Class R	89
Transfer agent fees — A, C, R and Y	3,134
Transfer agent fees — R5	22
Transfer agent fees — R6	49
Trustees’ and officers’ fees and benefits	11,171
Registration and filing fees	39,334
Reports to shareholders	6,067
Professional services fees	44,483
Other	13,997
Total expenses	182,388
Less: Fees waived and expenses reimbursed	(116,153)
Net expenses	66,235
Net investment income	80,274
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(515,478)
Foreign currencies	169,981
Swap agreements	(1,141,064)
(1,486,561)
Change in net unrealized appreciation (depreciation) of:
Investment securities	205,415
Foreign currencies	(261)
Swap agreements	58,164
263,318
Net realized and unrealized gain (loss)	(1,223,243)
Net increase (decrease) in net assets resulting from operations	$(1,142,969)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Global Market Neutral Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 80,274	$ 112,370
Net realized gain (loss)	(1,486,561)	2,986,942
Change in net unrealized appreciation (depreciation)	263,318	(3,269,219)
Net increase (decrease) in net assets resulting from operations	(1,142,969)	(169,907)
Distributions to shareholders from distributable earnings:
Class A	(1,093,715)	(523,417)
Class C	(29,042)	(25,478)
Class R	(9,380)	(2,226)
Class Y	(1,538,072)	(505,288)
Class R5	(112,272)	(34,326)
Class R6	(227,701)	(65,827)
Total distributions to shareholders from distributable earnings	(3,010,182)	(1,156,562)
Share transactions–net:
Class A	(9,493)	(2,453,283)
Class C	4,124	(224,102)
Class R	7,904	9,943
Class Y	1,628,772	(2,205,488)
Class R6	173,947	24,608
Net increase (decrease) in net assets resulting from share transactions	1,805,254	(4,848,322)
Net increase (decrease) in net assets	(2,347,897)	(6,174,791)
Net assets:
Beginning of period	10,842,197	17,016,988
End of period	$ 8,494,300	$10,842,197
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Global Market Neutral Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 9.29	$ 0.04	$(0.90)	$(0.86)	$(0.24)	$ (1.97)	$(2.21)	$ 6.22	(10.73)%	$ 3,064	1.49% (d)	3.85% (d)	1.48% (d)	53%
Year ended 10/31/18	10.06	0.06	(0.14)	(0.08)	—	(0.69)	(0.69)	9.29	(0.79)	4,592	1.49	3.38	0.68	64
Year ended 10/31/17	9.91	0.05	0.10	0.15	—	—	—	10.06	1.51	7,654	1.52	2.93	0.51	35
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	—	(0.03)	(0.03)	9.91	(3.64)	7,729	1.61	2.89	1.00	79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16 (e)	5,716	1.61	3.28	0.69	77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90 (g)	5,197	1.61 (h)	4.61 (h)	0.43 (h)	46
Class C
Six months ended 04/30/19	8.97	0.02	(0.88)	(0.86)	(0.14)	(1.97)	(2.11)	6.00	(11.17)	87	2.24 (d)	4.60 (d)	0.73 (d)	53
Year ended 10/31/18	9.81	(0.01)	(0.14)	(0.15)	—	(0.69)	(0.69)	8.97	(1.56)	123	2.24	4.13	(0.07)	64
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	—	—	—	9.81	0.72	381	2.27	3.68	(0.24)	35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	—	(0.03)	(0.03)	9.74	(4.27)	634	2.36	3.64	0.25	79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35) (e)	603	2.36	4.03	(0.06)	77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10 (g)	123	2.36 (h)	5.36 (h)	(0.32) (h)	46
Class R
Six months ended 04/30/19	9.19	0.04	(0.90)	(0.86)	(0.21)	(1.97)	(2.18)	6.15	(10.87)	34	1.74 (d)	4.10 (d)	1.23 (d)	53
Year ended 10/31/18	9.98	0.04	(0.14)	(0.10)	—	(0.69)	(0.69)	9.19	(1.00)	39	1.74	3.63	0.43	64
Year ended 10/31/17	9.86	0.03	0.09	0.12	—	—	—	9.98	1.22	32	1.77	3.18	0.26	35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	—	(0.03)	(0.03)	9.86	(3.75)	23	1.86	3.14	0.75	79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01) (e)	17	1.86	3.53	0.44	77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60 (g)	14	1.86 (h)	4.86 (h)	0.18 (h)	46
Class Y
Six months ended 04/30/19	9.39	0.05	(0.91)	(0.86)	(0.27)	(1.97)	(2.24)	6.29	(10.60)	4,224	1.24 (d)	3.60 (d)	1.73 (d)	53
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.56)	4,698	1.24	3.13	0.93	64
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81	7,476	1.27	2.68	0.76	35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)	12,261	1.36	2.64	1.25	79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38 (e)	12,305	1.36	3.03	0.94	77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20 (g)	7,311	1.36 (h)	4.36 (h)	0.68 (h)	46
Class R5
Six months ended 04/30/19	9.39	0.05	(0.91)	(0.86)	(0.27)	(1.97)	(2.24)	6.29	(10.60)	314	1.24 (d)	3.54 (d)	1.73 (d)	53
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.57)	470	1.24	3.07	0.93	64
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81	507	1.26	2.60	0.77	35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)	498	1.36	2.56	1.25	79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47 (e)	517	1.36	2.97	0.94	77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10 (g)	671	1.36 (h)	4.33 (h)	0.68 (h)	46
Class R6
Six months ended 04/30/19	9.39	0.05	(0.91)	(0.86)	(0.27)	(1.97)	(2.24)	6.29	(10.60)	771	1.24 (d)	3.54 (d)	1.73 (d)	53
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.57)	919	1.24	3.07	0.93	64
Year ended 10/31/17	9.97	0.08	0.09	0.17	—	—	—	10.14	1.71	966	1.26	2.60	0.77	35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)	786	1.36	2.56	1.25	79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47 (e)	664	1.36	2.97	0.94	77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10 (g)	573	1.36 (h)	4.33 (h)	0.68 (h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,528, $100, $36, $5,128, $359 and $813 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Amount includes the effect of the Adviser pay-in for the economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Global Market Neutral Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
15	Invesco Global Market Neutral Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in
16	Invesco Global Market Neutral Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
17	Invesco Global Market Neutral Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.95%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $46,939, reimbursed fund level expenses of $66,010 and reimbursed class level expenses of $1,257, $35, $13, $1,828, $22 and $49 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $108 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
18	Invesco Global Market Neutral Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ 219,086	$ —	$—	$ 219,086
Austria	82,715	—	—	82,715
Belgium	—	20,867	—	20,867
Canada	358,372	—	—	358,372
China	82,188	—	—	82,188
Denmark	123,633	50,927	—	174,560
Finland	84,609	22,159	—	106,768
France	292,181	23,875	—	316,056
Germany	122,049	44,648	—	166,697
Ireland	46,386	24,295	—	70,681
Japan	70,003	1,418,885	—	1,488,888
Jordan	—	58,968	—	58,968
Netherlands	72,911	—	—	72,911
Norway	133,921	—	—	133,921
Puerto Rico	92,221	—	—	92,221
Russia	67,198	—	—	67,198
Spain	77,078	60,197	—	137,275
Sweden	238,105	—	—	238,105
Switzerland	33,741	—	—	33,741
United Kingdom	405,051	43,525	—	448,576
United States	3,540,015	—	—	3,540,015
Money Market Funds	550,285	—	—	550,285
Total Investments in Securities	6,691,748	1,768,346	—	8,460,094
Other Investments - Assets*
Swap Agreements	—	16,441	—	16,441
Other Investments - Liabilities*
Swap Agreements	—	(76,514)	—	(76,514)
Total Other Investments	—	(60,073)	—	(60,073)
Total Investments	$ 6,691,748	$1,708,273	$—	$8,400,021

*	Unrealized appreciation (depreciation).
19	Invesco Global Market Neutral Fund

NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$ 16,441
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 16,441
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(76,514)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(76,514)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash
Morgan Stanley & Co. LLC	$ 16,441	$ (77,348)	$ (60,907)	$-	$ 50,001	$ (10,906)
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(1,141,064)
Change in Net Unrealized Appreciation:
Swap agreements	58,164
Total	$(1,082,900)
The table below summarizes the average notional value of derivatives held during the period.
Swap Agreements
Average notional value	$9,018,913
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in
20	Invesco Global Market Neutral Fund

which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $4,836,286 and $6,436,815, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 889,559
Aggregate unrealized (depreciation) of investments	(527,843)
Net unrealized appreciation of investments	$ 361,716
Cost of investments for tax purposes is $8,038,305.
21	Invesco Global Market Neutral Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	4,994	$ 33,335	37,928	$ 351,211
Class C	3,372	21,653	568	5,059
Class R	105	707	1,601	14,805
Class Y	460,591	3,586,119	5,880	54,351
Class R6	12,913	97,335	17,152	159,607
Issued as reinvestment of dividends:
Class A	14,626	97,116	23,313	215,178
Class C	4,188	26,931	1,398	12,539
Class R	1,096	7,197	168	1,539
Class Y	78,642	527,688	21,188	197,049
Class R6	17,202	115,429	3,384	31,502
Automatic conversion of Class C shares to Class A shares:
Class A	35	231	-	-
Class C	(36)	(231)	-	-
Reacquired:
Class A	(21,190)	(140,175)	(327,811)	(3,019,672)
Class C	(6,829)	(44,229)	(27,069)	(241,700)
Class R	—	—	(712)	(6,401)
Class Y	(367,546)	(2,485,035)	(264,209)	(2,456,888)
Class R6	(5,305)	(38,817)	(17,887)	(166,501)
Net increase (decrease) in share activity	196,858	$ 1,805,254	(525,108)	$(4,848,322)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 14% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 79% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
22	Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 892.70	$ 6.99	$ 1,017.41	$ 7.45	1.49%
Class C	1,000.00	888.30	10.49	1,013.69	11.18	2.24
Class R	1,000.00	892.30	8.16	1,016.17	8.70	1.74
Class Y	1,000.00	894.00	5.82	1,018.65	6.21	1.24
Class R5	1,000.00	894.00	5.82	1,018.65	6.21	1.24
Class R6	1,000.00	894.00	5.82	1,018.65	6.21	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
23	Invesco Global Market Neutral Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GMN-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ■ C: GLTCX ■ R: GLTRX ■ Y: GLTYX ■ R5: GLTFX ■ R6: GLTSX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
42	Consolidated Financial Statements
45	Consolidated Financial Highlights
46	Notes to Consolidated Financial Statements
57	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.40%
Class C Shares	1.95
Class R Shares	2.29
Class Y Shares	2.53
Class R5 Shares	2.53
Class R6 Shares	2.53
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.19
Source(s): ▼RIMES Technologies Corp.
The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	0.20%
5 Years	–0.42
1 Year	–5.81
Class C Shares
Inception (12/19/13)	0.49%
5 Years	–0.05
1 Year	–2.08
Class R Shares
Inception (12/19/13)	1.01%
5 Years	0.46
1 Year	–0.52
Class Y Shares
Inception (12/19/13)	1.50%
5 Years	0.95
1 Year	–0.05
Class R5 Shares
Inception (12/19/13)	1.52%
5 Years	0.97
1 Year	–0.05
Class R6 Shares
Inception (12/19/13)	1.50%
5 Years	0.95
1 Year	–0.05
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.73%, 3.48%, 2.98%, 2.48%, 2.39% and 2.39%, re-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	0.16%
5 Years	–0.30
1 Year	–6.27
Class C Shares
Inception (12/19/13)	0.49%
5 Years	0.10
1 Year	–2.49
Class R Shares
Inception (12/19/13)	0.98%
5 Years	0.60
1 Year	–1.03
Class Y Shares
Inception (12/19/13)	1.50%
5 Years	1.12
1 Year	–0.45
Class R5 Shares
Inception (12/19/13)	1.50%
5 Years	1.12
1 Year	–0.55
Class R6 Shares
Inception (12/19/13)	1.50%
5 Years	1.12
1 Year	–0.45
spectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Global Targeted Returns Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

April 30, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–29.03%
Australia–0.92%
Alumina Ltd.	20,625	$32,569
Amcor Ltd.	3,337	37,709
BHP Group PLC	2,194	51,766
Metcash Ltd.	31,787	64,312
Newcrest Mining Ltd.	3,846	67,808
Nine Entertainment Co. Holdings Ltd.	26,789	33,049
Origin Energy Ltd.	7,343	38,150
QBE Insurance Group Ltd.	11,613	105,853
Rio Tinto plc	886	51,693
Telstra Corp. Ltd.	17,792	42,394
Woodside Petroleum Ltd.	4,220	105,281
		630,584

Austria–0.03%
Verbund AG	462	22,914

Belgium–0.14%
Colruyt S.A.	704	50,740
UCB S.A.	580	46,005
		96,745

Brazil–0.08%
EZ Tec Empreendimentos e Participacoes S.A.	3,921	21,609
Kroton Educacional S.A.	3,300	8,206
Telefonica Brasil S.A., Preference Shares	1,887	22,411
		52,226

Canada–0.38%
Agnico Eagle Mines Ltd.	1,247	51,638
Barrick Gold Corp.	4,473	56,860
Canadian Natural Resources Ltd.	3,103	93,157
Methanex Corp.	369	20,266
Wheaton Precious Metals Corp.	1,633	35,403
		257,324

China–1.48%
Baidu, Inc., ADR(a)	764	127,000
Bank of China Ltd., Class H	106,000	50,462
Beijing Capital International Airport Co. Ltd., Class H	28,000	24,913
Bitauto Holdings Ltd., ADR(a)	1,868	23,985
Changyou.com Ltd., ADR	614	11,942
China Mobile Ltd.	4,500	42,879
China Oilfield Services Ltd., Class H	36,000	38,548
China Pacific Insurance (Group) Co., Ltd., Class H	13,800	56,556
CNOOC Ltd.	45,000	81,341
Dongfeng Motor Group Co. Ltd., Class H	70,000	67,785
FIH Mobile Ltd.(a)	6,000	895

	Shares	Value
China–(continued)
JD.com, Inc., ADR(a)	4,019	$121,655
Minth Group Ltd.	8,000	25,240
NetEase, Inc., ADR	385	109,544
Qingdao Port International Co., Ltd., Class H, REGS(b)	70,000	48,631
Sohu.com Ltd., ADR(a)	639	13,208
Tencent Holdings Ltd.	3,300	163,491
		1,008,075

Denmark–0.30%
AP Moller — Maersk A/S, Class B	34	44,296
Carlsberg A/S, Class B	420	54,252
Dfds A/S	126	5,986
GN Store Nord A/S	129	6,603
Novo Nordisk A/S, Class B	960	46,945
Royal Unibrew A/S	651	46,651
		204,733

Finland–0.41%
Nokia Oyj	14,967	78,546
Stora Enso Oyj, Class R	3,898	48,457
UPM-Kymmene Oyj	3,347	94,479
Valmet Corp.	2,023	55,591
		277,073

France–2.22%
Airbus S.E.	129	17,635
Altran Technologies S.A.	3,002	39,257
AXA S.A.	2,149	57,233
BNP Paribas S.A.	1,401	74,561
Capgemini SE	666	80,749
Carrefour S.A.	6,384	124,374
Cie Generale des Etablissements Michelin SCA	779	100,610
Dassault Aviation S.A.	24	36,313
Edenred	138	6,516
Engie S.A.	3,265	48,357
Kering S.A.	49	28,963
L’Oreal S.A.	199	54,706
Orange S.A.	9,483	148,534
Peugeot S.A.	2,079	54,471
Publicis Groupe S.A.	172	10,201
Safran S.A.	489	71,245
Sanofi	2,122	184,429
Societe BIC S.A.	155	13,360
TOTAL S.A.	6,529	364,356
		1,515,870

Germany–1.11%
Allianz S.E.	153	36,861
BASF S.E.	984	80,004

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Targeted Returns Fund

	Shares	Value
Germany–(continued)
Bayer AG	2,174	$144,692
Deutsche Post AG	3,816	132,458
Deutsche Telekom AG	5,968	99,830
Fielmann AG	251	17,843
HOCHTIEF AG	255	38,039
Merck KGaA	466	49,649
SAP S.E.	427	54,801
TAG Immobilien AG	1,972	44,324
Volkswagen AG, Preference Shares	325	56,515
		755,016

Hong Kong–0.49%
AIA Group Ltd.	8,200	83,704
CK Asset Holdings Ltd.	5,000	40,154
CK Hutchison Holdings Ltd.	13,000	136,345
Standard Chartered PLC	8,450	76,697
		336,900

India–0.58%
Bharat Heavy Electricals Ltd.	36,541	37,196
HDFC Bank Ltd., ADR	151	17,312
Housing Development Finance Corp. Ltd.	2,765	79,310
ICICI Bank Ltd., ADR	11,183	128,045
Infosys Ltd., ADR	7,259	78,107
UPL Ltd.	4,215	58,731
		398,701

Indonesia–0.05%
PT Bank Negara Indonesia (Persero) Tbk(a)	51,500	34,695

Ireland–0.20%
CRH PLC	680	22,862
Glanbia PLC	2,044	37,575
Kingspan Group PLC	963	50,635
Ryanair Holdings PLC, ADR(a)	369	28,649
		139,721

Israel–0.02%
Plus500 Ltd.	2,258	15,547

Italy–0.58%
Banco BPM S.p.A.(a)	20,453	48,633
Enel S.p.A.	8,166	51,717
Eni S.p.A.	3,497	59,592
Hera S.p.A.	12,010	42,806
Intesa Sanpaolo S.p.A.	46,999	123,193
Saipem S.p.A.(a)	2,885	14,577
Telecom Italia S.p.A.(a)	98,345	54,849
		395,367

Japan–0.32%
INPEX Corp.	5,700	55,760
Mitsubishi Estate Co., Ltd.	1,000	16,790
NEXON Co., Ltd.(a)	1,600	22,850
Sumitomo Mitsui Financial Group, Inc.	1,300	47,119

	Shares	Value
Japan–(continued)
Toyota Motor Corp.	1,200	$74,586
		217,105

Jordan–0.07%
Hikma Pharmaceuticals PLC	2,191	50,567

Luxembourg–0.05%
ArcelorMittal	1,669	36,378

Malaysia–0.03%
British American Tobacco Malaysia Bhd.	2,400	20,236

Mexico–0.10%
Fibra Uno Administracion S.A. de C.V.(a)	45,000	67,081

Netherlands–0.50%
ASM International N.V.	102	6,969
Heineken Holding N.V.	424	43,132
ING Groep N.V.	8,579	109,270
Koninklijke Ahold Delhaize N.V.	3,241	78,009
SBM Offshore N.V.	2,589	47,971
Wolters Kluwer N.V.	800	55,882
		341,233

Norway–0.40%
Equinor ASA	4,825	107,463
Leroy Seafood Group ASA	4,489	32,530
Salmar ASA	1,040	47,254
Telenor ASA	2,526	50,710
Yara International ASA	739	33,329
		271,286

Portugal–0.02%
NOS, SGPS S.A.	2,414	16,224

Russia–0.16%
Evraz PLC	6,594	53,965
Sberbank of Russia PJSC, ADR	3,593	51,652
Sberbank of Russia PJSC, ADR	6	87
		105,704

Singapore–0.18%
United Overseas Bank Ltd.	6,000	122,770

South Africa–0.27%
Anglo American PLC	1,726	44,917
Naspers Ltd., Class N	492	125,712
Old Mutual Ltd.	9,637	15,488
		186,117

South Korea–1.38%
E-MART, Inc.	266	39,166
Hyundai Motor Co.	465	55,132
Hyundai Motor Co., Preference Shares	731	54,755
Hyundai Steel Co.	1,411	55,926
Kangwon Land, Inc.	400	11,642
KB Financial Group, Inc.	2,172	85,902

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Targeted Returns Fund

	Shares	Value
South Korea–(continued)
Korea Electric Power Corp.(a)	2,804	$67,931
LG Corp.	1,059	66,179
Samsung Electronics Co., Ltd.	6,156	241,210
Samsung Electronics Co., Ltd., Preference Shares	3,276	104,325
Samsung Fire & Marine Insurance Co., Ltd.	357	92,906
Shinhan Financial Group Co., Ltd.	1,851	69,879
		944,953

Spain–0.58%
ACS Actividades de Construccion y Servicios S.A.	1,180	54,170
Banco Bilbao Vizcaya Argentaria, S.A.	6,729	41,013
Banco Santander S.A.	7,845	39,878
Bankia S.A.	13,685	37,956
CaixaBank, S.A.	27,794	88,768
Endesa, S.A.	2,038	50,768
Industria de Diseno Textil, S.A.	1,736	52,607
Mediaset Espana Comunicacion S.A.	1,609	12,496
Merlin Properties SOCIMI, S.A.	1,318	17,961
		395,617

Sweden–0.51%
Autoliv, Inc.	808	63,420
Axfood AB	710	13,035
Getinge AB, Class B	1,640	23,079
Loomis AB, Class B	634	23,432
Peab AB	782	7,147
Sandvik AB	1,216	22,490
Securitas AB, Class B	3,113	54,412
SSAB AB, Class A	3,114	11,803
SSAB AB, Class B	8,942	28,943
Swedish Match AB	1,106	53,965
Telefonaktiebolaget LM Ericsson, Class B	4,730	46,816
		348,542

Switzerland–1.16%
Adecco Group AG	421	24,179
Barry Callebaut AG	9	16,543
Flughafen Zurich AG	81	13,380
Forbo Holding AG	5	8,033
Glencore PLC(a)	33,374	133,218
Nestle S.A.	168	16,184
Novartis AG	1,626	132,783
PSP Swiss Property AG	188	19,188
Roche Holding AG	993	261,759
Sunrise Communications Group AG, REGS(a)(b)	560	37,179
UBS Group AG(a)	4,326	58,133
Zurich Insurance Group AG	219	70,004
		790,583

Taiwan–0.99%
Asustek Computer, Inc.	12,000	91,648
Delta Electronics, Inc.	14,000	73,622

	Shares	Value
Taiwan–(continued)
Gigabyte Technology Co., Ltd.	27,000	$43,382
Hon Hai Precision Industry Co., Ltd.	13,400	37,684
MediaTek, Inc.	15,000	143,442
Taiwan Semiconductor Manufacturing Co., Ltd.	18,000	152,047
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,037	133,081
		674,906

Thailand–0.20%
Bangkok Bank PCL	3,400	22,258
Bangkok Bank PCL, NVDR	8,100	51,505
Kasikornbank PCL, NVDR	11,000	65,811
		139,574

United Arab Emirates–0.04%
Borr Drilling Ltd.(a)	9,622	27,369

United Kingdom–10.10%
Auto Trader Group PLC, REGS(b)	7,512	55,385
Aviva PLC	38,127	213,805
Babcock International Group PLC	10,397	71,178
BAE Systems PLC	44,795	288,969
Balfour Beatty PLC	10,492	34,368
Barclays PLC	89,763	192,291
BCA Marketplace PLC	18,501	49,746
Beazley PLC	11,643	87,700
BP PLC	92,839	675,042
British American Tobacco PLC	8,063	316,264
British Land Co. PLC (The)	9,229	71,486
Britvic PLC	1,741	20,739
BT Group PLC	50,187	149,899
BTG PLC(a)	7,311	79,653
Bunzl PLC	1,542	46,429
Capita PLC(a)	29,690	49,343
Derwent London PLC	2,230	92,276
Dialog Semiconductor PLC(a)	554	21,437
Drax Group PLC	5,991	26,640
easyJet PLC	11,647	176,709
Essentra PLC	8,544	47,083
G4S PLC	55,593	157,122
GlaxoSmithKline PLC	8,483	174,047
Grafton Group PLC(c)	994	11,432
Greene King PLC	4,128	34,504
Greggs PLC	1,167	27,426
Hiscox Ltd.	4,799	104,974
HSBC Holdings PLC	6,800	58,683
Imperial Brands PLC	4,423	140,825
Inchcape PLC	1,618	12,980
International Consolidated Airlines Group, S.A.	5,499	39,001
International Consolidated Airlines Group, S.A.	11,714	82,794
J Sainsbury PLC	10,435	30,276

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Targeted Returns Fund

	Shares	Value
United Kingdom–(continued)
Lancashire Holdings Ltd.	6,351	$56,937
Legal & General Group PLC	63,039	228,943
Marks & Spencer Group PLC	34,568	128,874
Melrose Industries PLC	23,032	61,049
Moneysupermarket.com Group PLC	2,287	10,846
N Brown Group PLC	7,254	10,216
National Grid PLC	4,241	46,328
NewRiver REIT PLC	27,376	81,928
Next PLC	2,680	201,506
PageGroup PLC	3,809	26,722
Pearson PLC	4,323	46,800
Persimmon PLC	931	27,146
Phoenix Group Holdings PLC	1,427	13,457
Provident Financial PLC	9,823	68,017
RELX PLC	1,244	28,534
Rentokil Initial PLC	4,378	22,315
Rightmove PLC	3,323	23,465
Rolls-Royce Holdings PLC(a)	25,814	308,387
Rolls-Royce Holdings PLC, Class C(a)	1,832,794	2,390
Royal Bank of Scotland Group PLC (The)	76,598	239,322
Royal Dutch Shell PLC, Class A	13,905	443,167
Royal Dutch Shell PLC, Class A	5,319	169,548
Royal Dutch Shell PLC, Class B	2,455	78,707
RSA Insurance Group PLC	18,178	128,476
Smith & Nephew PLC	1,875	36,198
SSP Group PLC	1,550	14,068
Stagecoach Group PLC	19,166	32,915
Standard Chartered PLC	2,212	20,225
TalkTalk Telecom Group PLC	25,936	42,005
Tate & Lyle PLC	5,501	55,143
Tesco PLC	63,773	208,191
Thomas Cook Group PLC(a)	81,874	28,693
TP ICAP PLC	126	462
Unilever N.V.	910	55,145
Vectura Group PLC(a)	14,452	13,682
Vodafone Group PLC	120,344	223,047
WH Smith PLC	565	15,089
Whitbread PLC	1,130	65,719
		6,904,168

United States–2.96%
A.O. Smith Corp.	706	37,114
Allergan PLC	231	33,957
Altria Group, Inc.	2,060	111,920
American Express Co.	376	44,079
Amgen, Inc.	178	31,919
Anthem, Inc.	107	28,144
Aon PLC	219	39,451
Apache Corp.	702	23,103
Baker Hughes, a GE Co., Class A	3,334	80,083
Berkshire Hathaway, Inc., Class B(a)	218	47,243
Biogen, Inc.(a)	77	17,651

	Shares		Value
United States–(continued)
Booking Holdings, Inc.(a)		33	$61,215
Broadcom, Inc.		200	63,680
Chevron Corp.		822	98,689
Citigroup, Inc.		1,876	132,633
eBay, Inc.		564	21,855
First Republic Bank		698	73,723
Gilead Sciences, Inc.		910	59,186
JPMorgan Chase & Co.		766	88,894
Las Vegas Sands Corp.		1,830	122,702
Markel Corp.(a)		39	41,789
Microsoft Corp.		229	29,907
Nasdaq, Inc.		817	75,327
National Oilwell Varco, Inc.		1,788	46,738
Newmont Goldcorp Corp.		1,081	33,576
Pfizer, Inc.		1,546	62,783
Samsonite International S.A.(a)(b)		9,600	27,534
TE Connectivity Ltd.		684	65,425
Texas Instruments, Inc.		872	102,748
United Rentals, Inc.(a)		144	20,292
United Technologies Corp.		969	138,189
Verizon Communications, Inc.		1,258	71,945
Wells Fargo & Co.		1,109	53,687
Williams-Sonoma, Inc.		571	32,644
			2,019,825

Zambia–0.02%
First Quantum Minerals Ltd.		1,556	16,435
Total Common Stocks & Other Equity Interests (Cost $18,941,211)			19,838,164

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–16.92%(d)
Belgium–0.19%
Solvay Finance S.A. REGS, 5.87%(b)(e)	EUR	100,000	131,093

France–0.88%
Burger King France SAS, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(f)	EUR	100,000	114,332
Electricite de France S.A., REGS, 5.88% (15 yr. GBP Swap Rate + 3.05%), 07/22/2049(b)(f)	GBP	100,000	135,401
La Financiere Atalian S.A., 6.63%, 05/15/2025(b)	GBP	100,000	98,093
Orange S.A. REGS, 5.88%(b)(e)	GBP	100,000	141,784
Picard Groupe SAS, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(b)(f)	EUR	100,000	111,036
			600,646

Germany–0.16%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, 4.63%, 02/15/2026(b)	EUR	90,000	109,830

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
Israel–0.17%
Teva Pharmaceutical Finance Netherlands III B.V, 4.50%, 03/01/2025(b)	EUR	100,000	$116,366

Italy–0.16%
Pro-Gest S.p.A., 3.25%, 12/15/2024(b)	EUR	100,000	107,965

Mexico–4.32%
Mexican Bonos, Series M,
6.50%, 06/09/2022	MXN	27,700,000	1,403,560
8.00%, 12/07/2023	MXN	26,500,000	1,401,228
7.50%, 06/03/2027	MXN	1,500,000	76,376
Petroleos Mexicanos, REGS, 8.25%, 06/02/2022(b)	GBP	50,000	73,277
			2,954,441

Netherlands–0.15%
HEMA Bondco I B.V., 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(b)(f)	EUR	100,000	104,594

Poland–4.17%
Republic of Poland Government Bond, Series 0726, 2.50%, 07/25/2026	PLN	9,484,000	2,459,916
Series 428, 2.75%, 04/25/2028	PLN	1,497,000	386,585
			2,846,501

Portugal–0.11%
Portugal Obrigacoes do Tesouro OT, REGS, 2.88%, 10/15/2025(b)	EUR	60,000	77,867

South Africa–3.65%
Republic of South Africa Government Bond,
Series 2048, 8.75%, 02/28/2048	ZAR	2,800,000	177,200
Series R186, 10.50%, 12/21/2026	ZAR	29,959,000	2,317,555
			2,494,755

Spain–0.71%
CaixaBank, S.A. REGS, 6.75%(b)(e)	EUR	200,000	240,729
Naviera Armas, S.A., 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023(b)(f)	EUR	100,000	113,505
Spain Government Bond, REGS, 1.95%, 04/30/2026(b)	EUR	55,000	67,815
Spain Government Inflation Linked Bond, REGS, 0.55%, 11/30/2019(b)	EUR	51,489	59,083
			481,132

United Kingdom–2.25%
Barclays Bank PLC, Series RCI, REGS, 14.00% (3 mo. GBP LIBOR + 13.40%), 11/29/2049(b)(f)	GBP	100,000	132,389
Boparan Finance PLC, REGS, 5.50%, 07/15/2021(b)	GBP	100,000	90,615
BP Capital Markets PLC, REGS, 1.18%, 08/12/2023(b)	GBP	100,000	129,949

	Principal Amount		Value
United Kingdom–(continued)
CYBG PLC, REGS, 5.00% (5 yr. GBP Swap Rate + 3.52%), 02/09/2026(b)(f)	GBP	100,000	$131,565
Fidelity International Ltd., REGS, 6.75%, 10/19/2020(b)	GBP	50,000	69,725
InterContinental Hotels Group PLC, REGS, 2.13%, 08/24/2026(b)	GBP	100,000	125,621
Nationwide Building Society REGS, 10.25%(b)(e)	GBP	38,000	74,080
NatWest Markets PLC, Series 352, 7.17% (5 yr. UK Gilt Rate + 2.05%), 12/31/2059(f)	GBP	13,000	17,461
Next PLC, REGS, 3.63%, 05/18/2028(b)	GBP	100,000	133,616
RAC Bond Co. PLC, REGS, 4.87%, 05/06/2026(b)	GBP	100,000	128,921
RL Finance Bonds No. 3 PLC, REGS, 6.13%, 11/13/2028(b)	GBP	100,000	147,638
Tesco Property Finance 2 PLC, REGS, 6.05%, 10/13/2039(b)	GBP	42,527	69,642
Travis Perkins PLC, REGS, 4.50%, 09/07/2023(b)	GBP	100,000	134,968
United Kingdom Gilt Inflation-Linked, REGS, 0.13%, 03/22/2026(b)	GBP	22,067	33,777
Vodafone Group PLC, REGS, 3.38%, 08/08/2049(b)	GBP	100,000	119,289
			1,539,256
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,582,280)			11,564,446

U.S. Dollar Denominated Bonds & Notes–11.02%
Argentina–0.20%
Transportadora de Gas del Sur S.A., 6.75%, 05/02/2025(b)		$150,000	136,500

Australia–0.02%
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75%, 04/30/2026(b)		16,000	14,960

Brazil–0.40%
MARB BondCo PLC, 7.00%, 03/15/2024(b)		200,000	204,462
Petrobras Global Finance B.V., 8.75%, 05/23/2026		25,000	30,015
5.75%, 02/01/2029		39,000	39,195
			273,672

Canada–0.46%
1011778 BC ULC/ New Red Finance, Inc., 5.00%, 10/15/2025(b)		32,000	31,800
Air Canada, 7.75%, 04/15/2021(b)		25,000	26,812
Bombardier, Inc., 8.75%, 12/01/2021(b)		14,000	15,540
5.75%, 03/15/2022(b)		18,000	18,293
6.13%, 01/15/2023(b)		25,000	25,031
7.50%, 03/15/2025(b)		18,000	18,113

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
Canada–(continued)
Calfrac Holdings L.P., 8.50%, 06/15/2026(b)	$11,000	$9,185
Ensign Drilling, Inc., 9.25%, 04/15/2024(b)	13,000	13,054
GFL Environmental Inc., 7.00%, 06/01/2026(b)	54,000	52,785
Mercer International, Inc., 6.50%, 02/01/2024	22,000	22,770
5.50%, 01/15/2026	10,000	9,925
Parkland Fuel Corp., 6.00%, 04/01/2026(b)	23,000	23,517
Precision Drilling Corp., 6.50%, 12/15/2021	6,092	6,138
5.25%, 11/15/2024	15,000	14,288
Taseko Mines Ltd., 8.75%, 06/15/2022(b)	27,000	26,089
		313,340

Germany–0.26%
Allianz S.E., Series DIP, REGS, 3.88%(b)(e)	200,000	180,866

Israel–0.04%
Teva Pharmaceutical Finance IV, B.V., 3.65%, 11/10/2021	25,000	24,574

Italy–0.33%
Telecom Italia Capital S.A., 6.38%, 11/15/2033	7,000	6,840
7.20%, 07/18/2036	16,000	16,472
Telecom Italia S.p.A., 5.30%, 05/30/2024(b)	200,000	200,000
		223,312

Luxembourg–0.67%
Altice Financing S.A., 7.50%, 05/15/2026(b)	200,000	203,500
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%, 08/15/2026(b)	200,000	169,500
Intelsat Jackson Holdings S.A., 5.50%, 08/01/2023	66,000	59,813
8.50%, 10/15/2024(b)	23,000	22,813
		455,626

Spain–0.22%
Telefonica Emisiones S.A.U, 4.90%, 03/06/2048	150,000	148,603

United Kingdom–1.06%
Barclays Bank PLC, 2.94%(e)	20,000	14,875
Barclays PLC, 7.75% (5 yr. U.S. Swap Rate + 4.84%), 12/31/2049(f)	200,000	206,878
HSBC Holdings PLC, 6.00% (5 yr. USD ICE Swap Rate + 3.75%), 12/31/2049(f)	200,000	200,719
Royal Bank of Scotland Group PLC (The), 7.50% (5 yr. U.S. Swap Rate + 5.80%), 12/31/2049(f)	200,000	206,250
4.92% (3 mo. USD LIBOR + 2.32%), 12/31/2049(f)	100,000	95,250
		723,972

	Principal Amount	Value
United States–7.36%
Acrisure LLC / Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	$4,000	$4,190
Adient US LLC, 7.00%, 05/15/2026(b)	10,000	10,263
AES Corp. (The), 5.50%, 04/15/2025	15,000	15,607
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/2024	31,000	32,124
7.50%, 03/15/2026(b)	17,000	18,105
Ally Financial, Inc., 8.00%, 03/15/2020	30,000	31,313
AMC Entertainment Holdings, Inc., 5.88%, 11/15/2026	30,000	27,975
AMC Networks, Inc., 5.00%, 04/01/2024	30,000	30,450
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	40,000	41,996
Antero Resources Corp., 5.00%, 03/01/2025	24,000	23,760
Apple, Inc., 3.45%, 02/09/2045	50,000	46,600
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	28,000	30,800
B&G Foods, Inc., 5.25%, 04/01/2025	12,000	11,819
Bausch Health Cos., Inc., 6.13%, 04/15/2025(b)	55,000	55,825
9.25%, 04/01/2026(b)	14,000	15,610
5.75%, 08/15/2027(b)	5,000	5,223
Beazer Homes USA, Inc., 8.75%, 03/15/2022	25,000	26,188
BMC East, LLC, 5.50%, 10/01/2024(b)	40,000	40,350
Booking Holdings, Inc., 3.60%, 06/01/2026	100,000	102,290
Boyd Gaming Corp., 6.38%, 04/01/2026	20,000	21,125
6.00%, 08/15/2026	12,000	12,510
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	47,000	47,411
Brink’s Co. (The), 4.63%, 10/15/2027(b)	22,000	21,285
California Resources Corp., 8.00%, 12/15/2022(b)	10,000	7,688
Callon Petroleum Co., 6.13%, 10/01/2024	35,000	36,127
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 09/01/2023	20,000	20,500
5.75%, 02/15/2026(b)	54,000	56,632
5.13%, 05/01/2027(b)	100,000	101,750
Centene Corp., 5.38%, 06/01/2026(b)	16,000	16,740
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	20,000	20,775
CenturyLink, Inc., Series S, 6.45%, 06/15/2021	18,000	18,810
7.50%, 04/01/2024	30,000	32,306
Chemours Co. (The), 7.00%, 05/15/2025	20,000	21,200

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	$22,000	$20,406
8.00%, 10/15/2025(b)	6,000	5,505
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	12,000	12,945
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	46,000	45,080
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	17,000	16,936
Colony Capital, Inc., 5.00%, 04/15/2023	4,000	3,774
CommScope, Inc., 6.00%, 03/01/2026(b)	13,000	13,796
8.25%, 03/01/2027(b)	6,000	6,495
Community Health Systems, Inc., 6.25%, 03/31/2023	16,000	15,640
8.00%, 03/15/2026(b)	15,000	14,625
Core & Main L.P., 6.13%, 08/15/2025(b)	49,000	48,877
Coty, Inc., 6.50%, 04/15/2026(b)	70,000	69,212
CSC Holdings, LLC, 6.75%, 11/15/2021	69,000	74,002
Dana, Inc., 5.50%, 12/15/2024	25,000	25,438
DaVita, Inc., 5.00%, 05/01/2025	10,000	9,822
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	29,000	30,681
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	12,000	7,770
DISH DBS Corp., 5.88%, 11/15/2024	81,000	70,166
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(g)	45,000	45,281
Element Solutions Inc., 5.88%, 12/01/2025(b)	17,000	17,489
Energy Transfer Partners, L.P., Series A, 6.25%(e)	12,000	11,439
EnerSys, 5.00%, 04/30/2023(b)	25,000	25,375
EnPro Industries, Inc., 5.75%, 10/15/2026(b)	15,000	15,450
Ensco Rowan plc, 4.50%, 10/01/2024	3,000	2,415
7.75%, 02/01/2026	45,000	39,037
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	35,000	23,975
Equinix, Inc., 5.88%, 01/15/2026	12,000	12,690
Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 05/01/2021	34,000	30,515
6.75%, 06/15/2023	6,000	5,340
First Data Corp., 5.75%, 01/15/2024(b)	30,000	31,031
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	28,000	26,312
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	19,000	17,005
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	49,000	46,244
Frontier Communications Corp., 10.50%, 09/15/2022	41,000	30,135
11.00%, 09/15/2025	27,000	17,618
8.00%, 04/01/2027(b)	26,000	26,943

	Principal Amount	Value
United States–(continued)
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	$23,000	$23,439
Gray Escrow, Inc., 7.00%, 05/15/2027(b)	13,000	14,068
Gulfport Energy Corp., 6.00%, 10/15/2024	35,000	30,866
H&E Equipment Services, Inc., 5.63%, 09/01/2025	7,000	7,131
HCA, Inc., 5.88%, 02/15/2026	35,000	37,702
5.38%, 09/01/2026	10,000	10,575
5.50%, 06/15/2047	28,000	29,841
Heartland Dental, LLC, 8.50%, 05/01/2026(b)	37,000	35,242
Herc Rentals, Inc., 7.75%, 06/01/2024(b)	25,000	26,602
Hertz Corp. (The), 7.63%, 06/01/2022(b)	12,000	12,413
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	50,000	53,395
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	43,000	39,990
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	21,000	21,420
Hot Topic, Inc., 9.25%, 06/15/2021(b)	44,000	44,000
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	40,000	42,800
IRB Holding Corp., 6.75%, 02/15/2026(b)	31,000	30,845
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	35,000	34,825
Iron Mountain, Inc., 5.25%, 03/15/2028(b)	8,000	7,920
Itron, Inc., 5.00%, 01/15/2026(b)	27,000	26,865
J. C. Penney Corp., Inc., 8.63%, 03/15/2025(b)	50,000	31,000
6.38%, 10/15/2036	50,000	19,625
7.40%, 04/01/2037	50,000	20,625
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	48,000	49,200
Jagged Peak Energy LLC, 5.88%, 05/01/2026	39,000	39,341
JBS USA Lux S.A./JBS USA Finance, Inc., REGS, 5.75%, 06/15/2025(b)	45,000	46,350
KB Home, 8.00%, 03/15/2020	11,000	11,468
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	50,000	48,750
Koppers, Inc., 6.00%, 02/15/2025(b)	19,000	18,483
L Brands, Inc., 6.88%, 11/01/2035	30,000	26,775
Lennar Corp., 4.75%, 11/15/2022	25,000	25,683
5.25%, 06/01/2026	10,000	10,413
Level 3 Financing, Inc., 5.25%, 03/15/2026	31,000	31,552
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	29,000	30,414
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	17,000	17,191

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
United States–(continued)
LPL Holdings, Inc., 5.75%, 09/15/2025(b)		$18,000	$18,360
Mattel, Inc., 6.75%, 12/31/2025(b)		15,000	15,042
MEDNAX, Inc., 6.25%, 01/15/2027(b)		36,000	36,810
Meredith Corp., 6.88%, 02/01/2026		49,000	51,205
Meritage Homes Corp., 6.00%, 06/01/2025		21,000	22,365
MGM Resorts International, 4.63%, 09/01/2026		35,000	34,814
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)		27,000	27,208
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027		40,000	40,200
Mueller Industries, Inc., 6.00%, 03/01/2027		35,000	35,262
Murphy Oil USA, Inc., 5.63%, 05/01/2027		28,000	29,260
Navient Corp., 8.00%, 03/25/2020		25,000	25,969
7.25%, 01/25/2022		25,000	26,875
7.25%, 09/25/2023		12,000	13,035
Netflix, Inc., 5.75%, 03/01/2024		12,000	12,938
5.88%, 11/15/2028		22,000	23,265
3.88%, 11/15/2029(b)	EUR	100,000	115,102
Noble Holding International Ltd., 7.75%, 01/15/2024		45,000	40,950
Novelis Corp., 6.25%, 08/15/2024(b)		40,000	41,750
NRG Energy, Inc., 6.63%, 01/15/2027		15,000	16,106
Oasis Petroleum, Inc., 6.88%, 01/15/2023		35,000	35,350
OI European Group B.V., 4.00%, 03/15/2023(b)		9,000	8,910
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 06/01/2024(b)		19,000	19,748
5.63%, 10/15/2027(b)		15,000	15,413
Penske Automotive Group, Inc., 5.50%, 05/15/2026		41,000	41,051
Plains All American Pipeline, L.P., Series B, 6.13%(e)		25,000	23,980
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)		34,000	31,960
Polaris Intermediate Corp., 8.50%, 12/01/2022(b)		13,000	12,984
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25%, 05/15/2023(b)		18,000	19,005
Range Resources Corp., 4.88%, 05/15/2025		34,000	31,450
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)		30,000	28,725
Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(b)		40,000	41,425

	Principal Amount	Value
United States–(continued)
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	$30,000	$30,900
Scientific Games International, Inc., 10.00%, 12/01/2022	16,000	16,900
ServiceMaster Co., LLC (The), 5.13%, 11/15/2024(b)	40,000	40,500
Southwestern Energy Co., 7.50%, 04/01/2026	22,000	22,440
7.75%, 10/01/2027	15,000	15,263
Spectrum Brands, Inc., 5.75%, 07/15/2025	35,000	35,919
Sprint Capital Corp., 8.75%, 03/15/2032	4,000	4,210
Sprint Communications, Inc., 11.50%, 11/15/2021	40,000	46,200
Sprint Corp., 7.88%, 09/15/2023	45,000	46,912
7.63%, 02/15/2025	6,000	6,075
Standard Industries, Inc., 6.00%, 10/15/2025(b)	24,000	25,175
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	29,000	28,928
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	38,000	38,475
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)	14,000	13,090
10.00%, 04/15/2027(b)	10,000	10,300
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.13%, 02/01/2025	14,000	14,420
5.88%, 04/15/2026	15,000	15,830
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	24,000	24,630
Tenet Healthcare Corp., 6.75%, 06/15/2023	51,000	52,211
Terex Corp., 5.63%, 02/01/2025(b)	34,000	34,467
Titan International, Inc., 6.50%, 11/30/2023	47,000	45,355
T-Mobile USA, Inc., 6.50%, 01/15/2026	54,000	57,899
TransDigm, Inc., 6.50%, 05/15/2025	46,000	46,632
6.25%, 03/15/2026(b)	28,000	29,225
6.38%, 06/15/2026	9,000	9,056
Transocean, Inc., 7.50%, 04/15/2031	24,000	21,000
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	12,000	12,540
Triumph Group, Inc., 7.75%, 08/15/2025	42,000	42,000
United Rentals North America, Inc., 5.50%, 07/15/2025	35,000	36,330
6.50%, 12/15/2026	9,000	9,653
5.25%, 01/15/2030	16,000	16,120
United States Steel Corp., 6.88%, 08/15/2025	28,000	26,415

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
United States–(continued)
US Foods, Inc., 5.88%, 06/15/2024(b)	$20,000		$20,525
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	12,000		12,431
Walmart, Inc., 2.65%, 12/15/2024	100,000		99,400
Walt Disney Co. (The), 3.00%, 02/13/2026	50,000		50,127
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	17,000		17,000
WellCare Health Plans, Inc., 5.25%, 04/01/2025	25,000		25,906
5.38%, 08/15/2026(b)	15,000		15,747
Whiting Petroleum Corp., 6.25%, 04/01/2023	25,000		25,656
William Carter Co. (The), 5.63%, 03/15/2027(b)	10,000		10,375
WPX Energy, Inc., 5.25%, 09/15/2024	40,000		41,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., REGS, 5.25%, 05/15/2027(b)	25,000		24,438
			5,032,312
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,579,779)			7,527,737

U.S. Treasury Securities–3.31%
U.S. Treasury Inflation — Indexed Bonds–2.71%
0.75%, 07/15/2028	89,557	(h)	92,537
1.00%, 02/15/2049	1,757,773	(h)	1,758,281
			1,850,818

U.S. Treasury Inflation — Indexed Notes–0.14%
0.13%, 04/15/2021	99,614	(h)	99,254

	Principal Amount	Value
U.S. Treasury Notes–0.46%
2.25%, 02/29/2020	$318,547	$313,057
Total U.S. Treasury Securities (Cost $2,265,491)		2,263,129

	Shares
Exchange-Traded Fund–0.13%
United States–0.13%
iShares MSCI China A ETF (Cost $93,120)	3,000	89,069

Money Market Funds–26.98%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(i)	3,725,599	3,725,599
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(i)	3,090,044	3,090,971
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 2.51%(i)	7,358,281	7,358,281
Invesco Treasury Portfolio, Institutional Class, 2.32%(i)	4,257,827	4,257,827
Total Money Market Funds (Cost $18,432,147)		18,432,678

Options Purchased–5.44%
(Cost $3,677,089)		3,713,693
TOTAL INVESTMENTS IN SECURITIES–92.83% (Cost $62,571,117)		63,428,916
OTHER ASSETS LESS LIABILITIES–7.17%		4,900,173
NET ASSETS–100.00%		$68,329,089

Investment Abbreviations:

ADR	– American Depositary Receipt
DIP	– Debtor-in-Possession
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso

NVDR	– Non-Voting Depositary Receipt
PIK	– Pay-in-Kind
PLN	– Polish Zloty
REGS	– Regulation S
REIT	– Real Estate Investment Trust
UK	– United Kingdom
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $7,139,110, which represented 10.28% of the Fund’s Net Assets.

(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Principal amount of security and interest payments are adjusted for inflation. See Note 1l.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(b)		Value
Equity Risk
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	05/17/2019	98	EUR	3,550.00	EUR	17,395,000	$7,523
Euro Stoxx 50 Index	Call	UBS AG	09/20/2019	712	EUR	3,550.00	EUR	126,380,000	515,962
Euro Stoxx Banks Index	Call	Bank of America, N.A.	12/20/2019	53	EUR	105.00	EUR	278,250	10,847
Euro Stoxx Banks Index	Call	Goldman Sachs International	06/21/2019	291	EUR	120.00	EUR	1,746,000	653
Euro Stoxx Banks Index	Call	Goldman Sachs International	12/20/2019	45	EUR	95.00	EUR	213,750	20,623
Euro Stoxx Banks Index	Call	Goldman Sachs International	12/20/2019	4	EUR	105.00	EUR	21,000	819
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	06/21/2019	291	EUR	120.00	EUR	1,746,000	653
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	236	EUR	95.00	EUR	1,121,000	108,158
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	62	EUR	95.00	EUR	294,500	28,414
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	91	EUR	105.00	EUR	477,750	18,624
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	40	EUR	110.00	EUR	220,000	5,135
Euro Stoxx Banks Index	Call	UBS AG	12/20/2019	58	EUR	95.00	EUR	275,500	26,581
Euro Stoxx Banks Index	Call	UBS AG	12/20/2019	82	EUR	95.00	EUR	389,500	37,580
Euro Stoxx Banks Index	Call	UBS AG	12/20/2019	34	EUR	105.00	EUR	178,500	6,959
S&P 500 Index	Call	Bank of America, N.A.	06/21/2019	12	USD	2,850.00	USD	3,420,000	145,392
S&P 500 Index	Call	Bank of America, N.A.	06/21/2019	50	USD	2,920.00	USD	14,600,000	334,487
S&P 500 Index	Call	Bank of America, N.A.	09/20/2019	23	USD	3,025.00	USD	6,957,500	117,461
S&P 500 Index	Call	Goldman Sachs International	07/19/2019	11	USD	3,200.00	USD	3,520,000	2,261
S&P 500 Index	Call	Goldman Sachs International	07/19/2019	21	USD	3,200.00	USD	6,720,000	4,317
S&P 500 Index	Call	Goldman Sachs International	07/19/2019	11	USD	3,225.00	USD	3,547,500	1,607
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,075.00	USD	307,500	6,036
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,200.00	USD	320,000	2,230
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,300.00	USD	330,000	844
S&P 500 Index	Call	Societe Generale	12/20/2019	3	USD	3,400.00	USD	1,020,000	1,185
S&P 500 Index	Call	Societe Generale	12/20/2019	4	USD	3,500.00	USD	1,400,000	823
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,075.00	USD	307,500	6,036
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,200.00	USD	320,000	2,230
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,200.00	USD	320,000	2,230
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,250.00	USD	325,000	1,349
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,300.00	USD	330,000	844
Subtotal — Index Call Options Purchased				2,240					1,417,863

Equity Risk
Euro Stoxx Banks Index	Put	Bank of America, N.A.	12/20/2019	44	EUR	95.00	EUR	209,000	15,068
Euro Stoxx Banks Index	Put	Goldman Sachs International	06/21/2019	268	EUR	105.00	EUR	1,407,000	116,610
Euro Stoxx Banks Index	Put	Goldman Sachs International	12/20/2019	45	EUR	85.00	EUR	191,250	7,368
Euro Stoxx Banks Index	Put	Goldman Sachs International	12/20/2019	6	EUR	95.00	EUR	28,500	2,055
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	06/21/2019	268	EUR	105.00	EUR	1,407,000	116,610
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	234	EUR	85.00	EUR	994,500	38,316
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	63	EUR	85.00	EUR	267,750	10,316
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	82	EUR	95.00	EUR	389,500	28,082
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	39	EUR	100.00	EUR	195,000	18,684
Euro Stoxx Banks Index	Put	UBS AG	06/21/2019	212	EUR	95.00	EUR	1,007,000	24,503
Euro Stoxx Banks Index	Put	UBS AG	12/20/2019	55	EUR	85.00	EUR	233,750	9,006
Euro Stoxx Banks Index	Put	UBS AG	12/20/2019	79	EUR	85.00	EUR	335,750	12,936
Euro Stoxx Banks Index	Put	UBS AG	12/20/2019	30	EUR	95.00	EUR	142,500	10,274
Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	3,474
Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	12	HKD	8,500.00	HKD	5,100,000	4,862
Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	7,462
Hang Seng Index	Put	Societe Generale	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	3,474
Hang Seng Index	Put	Societe Generale	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	5,267

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(b)		Value
Hang Seng Index	Put	Societe Generale	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	$7,463
Hang Seng Index	Put	UBS AG	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	3,474
Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	7,900.00	HKD	5,135,000	3,226
Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	5,267
Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	5,267
Hang Seng Index	Put	UBS AG	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	7,462
Hang Seng Index	Put	UBS AG	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	7,462
S&P 500 Index	Put	Societe Generale	12/20/2019	14	USD	1,300.00	USD	1,820,000	921
S&P 500 Index	Put	Societe Generale	12/20/2019	9	USD	1,400.00	USD	1,260,000	913
S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,700.00	USD	680,000	1,274
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,000.00	USD	600,000	2,563
S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	2,400.00	USD	960,000	10,962
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,300.00	USD	650,000	329
S&P 500 Index	Put	UBS AG	12/20/2019	8	USD	1,300.00	USD	1,040,000	526
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,400.00	USD	420,000	304
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,400.00	USD	420,000	304
S&P 500 Index	Put	UBS AG	12/20/2019	7	USD	1,500.00	USD	1,050,000	1,064
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,500.00	USD	450,000	456
S&P 500 Index	Put	UBS AG	12/20/2019	11	USD	1,500.00	USD	1,650,000	1,672
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,600.00	USD	640,000	889
S&P 500 Index	Put	UBS AG	12/20/2019	9	USD	1,600.00	USD	1,440,000	2,000
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,700.00	USD	340,000	637
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,700.00	USD	510,000	955
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	USD	360,000	897
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	USD	360,000	897
S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,900.00	USD	1,140,000	3,738
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,900.00	USD	950,000	3,115
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	USD	400,000	1,709
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,000.00	USD	600,000	2,563
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	USD	420,000	2,317
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	USD	420,000	2,317
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	USD	450,000	3,593
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,400.00	USD	960,000	10,962
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	USD	510,000	8,287
Subtotal — Index Put Options Purchased				1,703					540,152
Total Index Options Purchased				3,943					$1,958,015

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Citigroup Global Markets Inc.	09/12/2019	USD	0.72	AUD	1,198,539	$7,955
AUD versus USD	Call	Citigroup Global Markets Inc.	09/12/2019	USD	0.73	AUD	1,019,504	22,901
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.72	AUD	990,746	6,576
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	793,389	5,266
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	396,694	2,633
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	595,042	3,949
AUD versus USD	Call	Morgan Stanley & Co. LLC	12/09/2019	USD	0.73	AUD	82,280	803
EUR versus USD	Call	Goldman Sachs International	07/17/2019	USD	1.17	EUR	2,111,328	2,174

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	07/17/2019	USD	1.17	EUR	601,176	$619
EUR versus USD	Call	Goldman Sachs International	07/17/2019	USD	1.17	EUR	1,095,101	1,128
EUR versus USD	Call	Goldman Sachs International	07/17/2019	USD	1.17	EUR	1,001,799	1,032
USD versus HKD	Call	HSBC Bank, N.A.	04/08/2020	HKD	7.90	USD	620,885	605
USD versus HKD	Call	HSBC Bank, N.A.	04/08/2020	HKD	7.90	USD	693,800	676
USD versus HKD	Call	HSBC Bank, N.A.	04/08/2020	HKD	7.90	USD	559,600	545
USD versus HKD	Call	HSBC Bank, N.A.	04/08/2020	HKD	7.90	USD	559,600	545
USD versus HKD	Call	HSBC Bank, N.A.	04/08/2020	HKD	7.90	USD	1,034,900	1,008
Subtotal — Foreign Currency Call Options Purchased								58,415

Currency Risk
AUD versus USD	Put	Citigroup Global Markets Inc.	09/12/2019	USD	0.72	AUD	1,198,539	28,564
AUD versus USD	Put	Citigroup Global Markets Inc.	09/12/2019	USD	0.73	AUD	1,019,504	143,088
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.72	AUD	990,746	23,612
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	793,389	18,908
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	396,694	9,454
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	AUD	595,042	14,181
AUD versus USD	Put	Morgan Stanley & Co. LLC	12/09/2019	USD	0.73	AUD	82,280	2,275
Subtotal — Foreign Currency Put Options Purchased								240,082
Total Foreign Currency Options Purchased								$298,497

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk
10 Year Interest Rate Swaption	Call	Bank of America, N.A.	3.10%	Receive	3 Month USD LIBOR	Quarterly	03/01/2029	$6,828,191	$396,485
10 Year Interest Rate Swaption	Call	Citibank, N.A.	3.02	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	13,082,059	722,548
10 Year Interest Rate Swaption	Call	Morgan Stanley Capital Services LLC	2.97	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	1,551,650	82,337
10 Year Interest Rate Swaption	Call	Societe Generale	2.99	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	4,730,100	255,811
Subtotal — Interest Rate Call Swaptions Purchased									1,457,181

Interest Rate Risk
5 Year Interest Rate Swaption	Put	Citibank, N.A.	3.45	Pay	3 Month USD LIBOR	Quarterly	05/02/2019	1,455,174	0
5 Year Interest Rate Swaption	Put	Citibank, N.A.	3.46	Pay	3 Month USD LIBOR	Quarterly	05/02/2019	1,492,487	0
5 Year Interest Rate Swaption	Put	Morgan Stanley Capital Services LLC	3.46	Pay	3 Month USD LIBOR	Quarterly	05/07/2019	592,554	0
Subtotal — Interest Rate Put Swaptions Purchased									0
Total Interest Rate Swaptions Purchased									$1,457,181
Total Options Purchased (Cost $3,677,089)									3,713,693

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

Open Over-The-Counter Index Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
Equity Risk
Euro Stoxx 50 Index	Call	UBS AG	09/20/2019	356	EUR	3,450.00	$(299,630)	EUR	137,754,982	$(452,313)	$(152,683)
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	06/21/2019	582	EUR	120.00	(3,346)	EUR	7,833,258	(1,306)	2,040
Euro Stoxx Banks Index	Call	Goldman Sachs International	12/20/2019	30	EUR	95.00	(8,545)	EUR	319,656	(13,749)	(5,204)
Euro Stoxx Banks Index	Call	UBS AG	12/20/2019	57	EUR	95.00	(21,506)	EUR	607,347	(26,123)	(4,617)
Hang Seng Index	Call	Societe Generale	12/30/2019	9	HKD	11,800.00	(37,445)	HKD	1,353,763	(27,289)	10,156
Hang Seng Index	Call	J.P. Morgan Chase Bank, N.A.	12/30/2019	9	HKD	11,800.00	(36,247)	HKD	1,353,763	(27,289)	8,958

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
Hang Seng Index	Call	UBS AG	12/30/2019	9	HKD	11,700.00	$(35,488)	HKD	1,342,290	$(29,555)	$5,933
Hang Seng Index	Call	UBS AG	12/30/2019	10	HKD	11,600.00	(38,434)	HKD	1,478,687	(35,512)	2,922
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	2,950.00	(37,641)	USD	885,000	(39,057)	(1,416)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	3,300.00	(4,360)	USD	660,000	(1,689)	2,671
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,600.00	(700)	USD	360,000	(119)	581
S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	2,700.00	(69,591)	USD	810,000	(94,894)	(25,303)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,200.00	(6,252)	USD	640,000	(4,461)	1,791
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,500.00	(678)	USD	700,000	(411)	267
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,700.00	(41)	USD	370,000	(73)	(32)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	(19,437)	USD	282,500	(21,842)	(2,405)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,075.00	(7,657)	USD	307,500	(6,036)	1,621
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(1,034)	USD	340,000	(395)	639
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(432)	USD	350,000	(206)	226
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(155)	USD	360,000	(119)	36
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	2,825.00	(18,901)	USD	282,500	(21,842)	(2,941)
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,075.00	(7,015)	USD	307,500	(6,036)	979
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,250.00	(2,550)	USD	325,000	(1,349)	1,201
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,400.00	(884)	USD	340,000	(395)	489
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(440)	USD	350,000	(206)	234
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(130)	USD	360,000	(119)	11
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,300.00	(2,775)	USD	330,000	(844)	1,931
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(1,170)	USD	340,000	(395)	775
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,200.00	(10,660)	USD	640,000	(4,461)	6,199
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,200.00	(5,787)	USD	320,000	(2,230)	3,557
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,500.00	(864)	USD	350,000	(206)	658
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,200.00	(5,751)	USD	320,000	(2,230)	3,521
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,250.00	(4,302)	USD	325,000	(1,349)	2,953
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,300.00	(3,142)	USD	330,000	(844)	2,298
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,400.00	(1,602)	USD	340,000	(395)	1,207
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,500.00	(824)	USD	350,000	(206)	618
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,600.00	(460)	USD	360,000	(119)	341
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,700.00	(285)	USD	370,000	(73)	212
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,200.00	(6,571)	USD	320,000	(2,230)	4,341
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,250.00	(4,903)	USD	325,000	(1,349)	3,554
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,300.00	(3,538)	USD	330,000	(844)	2,694
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,500.00	(737)	USD	350,000	(206)	531
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,600.00	(351)	USD	360,000	(119)	232
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,300.00	(3,120)	USD	330,000	(844)	2,276
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,700.00	(25)	USD	370,000	(73)	(48)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,200.00	(6,600)	USD	320,000	(2,230)	4,370
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(2,000)	USD	340,000	(395)	1,605
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(1,100)	USD	350,000	(206)	894
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,925.00	(19,206)	USD	292,500	(14,685)	4,521
S&P 500 Index	Call	UBS AG	12/20/2019	4	USD	3,200.00	(9,600)	USD	1,280,000	(8,921)	679
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	(15,200)	USD	282,500	(21,842)	(6,642)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,700.00	(22,293)	USD	270,000	(31,631)	(9,338)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,075.00	(10,000)	USD	615,000	(12,073)	(2,073)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,925.00	(20,880)	USD	585,000	(29,371)	(8,491)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,950.00	(18,000)	USD	590,000	(26,038)	(8,038)
S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	2,700.00	(32,050)	USD	540,000	(63,262)	(31,212)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,500.00	$(270)	USD	700,000	$(411)	$(141)
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,600.00	(77)	USD	360,000	(119)	(42)
S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	2,700.00	(50,960)	USD	810,000	(94,894)	(43,934)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,500.00	(79)	USD	700,000	(411)	(332)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(11)	USD	360,000	(119)	(108)
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(10)	USD	350,000	(206)	(196)
S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,600.00	(30)	USD	1,080,000	(356)	(326)
S&P 500 Index	Call	UBS AG	12/20/2019	7	USD	3,700.00	(70)	USD	2,590,000	(512)	(442)
S&P 500 Index	Call	Bank of America, N.A.	06/21/2019	25	USD	2,850.00	(185,095)	USD	7,125,000	(302,900)	(117,805)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,300.00	(6,000)	USD	330,000	(7,638)	(1,638)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,250.00	(7,400)	USD	325,000	(9,334)	(1,934)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,200.00	(9,000)	USD	320,000	(11,279)	(2,279)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,075.00	(13,930)	USD	307,500	(17,070)	(3,140)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,950.00	(20,170)	USD	295,000	(24,074)	(3,904)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,925.00	(21,551)	USD	292,500	(25,591)	(4,040)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,825.00	(26,618)	USD	282,500	(31,931)	(5,313)
S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,700.00	(34,824)	USD	270,000	(40,464)	(5,640)
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	2,925.00	(12,368)	USD	292,500	(14,685)	(2,317)
S&P 500 Index	Call	Societe Generale	12/20/2019	4	USD	3,700.00	(400)	USD	1,480,000	(293)	107
S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,250.00	(2,000)	USD	650,000	(2,698)	(698)
S&P 500 Index	Call	Bank of America, N.A.	09/20/2019	11	USD	2,925.00	(109,935)	USD	3,217,500	(122,006)	(12,071)
S&P 500 Index	Call	Bank of America, N.A.	06/21/2019	25	USD	2,920.00	(140,001)	USD	7,300,000	(167,244)	(27,243)
Subtotal — Index Call Options Written				1,221			(1,513,134)			(1,916,291)	(403,157)

Equity Risk
Euro Stoxx 50 Index	Put	UBS AG	09/20/2019	89	EUR	3,100.00	(45,136)	EUR	30,944,960	(36,078)	9,058
Euro Stoxx 50 Index	Put	J.P. Morgan Chase Bank, N.A.	05/17/2019	98	EUR	3,125.00	(3,012)	EUR	34,349,017	(1,457)	1,555
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	06/21/2019	536	EUR	105.00	(573,177)	EUR	6,312,368	(233,220)	339,957
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	06/21/2019	212	EUR	95.00	(127,979)	EUR	2,258,904	(24,503)	103,476
Euro Stoxx Banks Index	Put	Goldman Sachs International	12/20/2019	31	EUR	85.00	(10,046)	EUR	295,542	(5,076)	4,970
Euro Stoxx Banks Index	Put	UBS AG	12/20/2019	68	EUR	85.00	(16,288)	EUR	648,285	(11,135)	5,153
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	7	USD	1,500.00	(6,566)	USD	1,050,000	(1,064)	5,502
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	7	USD	1,900.00	(21,000)	USD	1,330,000	(4,361)	16,639
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	4	USD	2,400.00	(31,660)	USD	960,000	(10,962)	20,698
S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,300.00	(3,192)	USD	780,000	(395)	2,797
S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,700.00	(13,080)	USD	1,020,000	(1,911)	11,169
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,100.00	(28,403)	USD	1,050,000	(5,793)	22,610
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,400.00	(924)	USD	280,000	(203)	721
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,600.00	(2,029)	USD	320,000	(445)	1,584
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,913)	USD	180,000	(449)	1,464
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	(6,482)	USD	400,000	(1,709)	4,773
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(5,695)	USD	225,000	(1,797)	3,898
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	(21,058)	USD	510,000	(8,287)	12,771
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,400.00	(984)	USD	280,000	(203)	781
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,600.00	(3,341)	USD	480,000	(667)	2,674
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,800.00	(3,823)	USD	360,000	(897)	2,926
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,000.00	(9,408)	USD	600,000	(2,563)	6,845
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,250.00	(11,167)	USD	450,000	(3,593)	7,574
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	1	USD	2,550.00	(10,587)	USD	255,000	(4,143)	6,444
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,900.00	(8,150)	USD	950,000	(3,115)	5,035
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	(2,460)	USD	360,000	(897)	1,563

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,000.00	$(6,420)	USD	600,000	$(2,563)	$3,857
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,600.00	(2,190)	USD	480,000	(667)	1,523
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,700.00	(4,000)	USD	680,000	(1,274)	2,726
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,300.00	(720)	USD	520,000	(263)	457
S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,500.00	(2,760)	USD	900,000	(912)	1,848
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,400.00	(636)	USD	280,000	(203)	433
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	(14,360)	USD	510,000	(8,287)	6,073
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	(5,520)	USD	420,000	(2,317)	3,203
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,400.00	(15,840)	USD	720,000	(8,221)	7,619
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(3,990)	USD	225,000	(1,797)	2,193
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,400.00	(354)	USD	140,000	(101)	253
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,500.00	(968)	USD	300,000	(304)	664
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,145)	USD	180,000	(449)	696
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,900.00	(1,494)	USD	190,000	(623)	871
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,000.00	(1,931)	USD	200,000	(854)	1,077
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,400.00	(4,978)	USD	240,000	(2,740)	2,238
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(6,962)	USD	255,000	(4,143)	2,819
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,300.00	(412)	USD	260,000	(132)	280
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,400.00	(335)	USD	140,000	(101)	234
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	1,500.00	(1,539)	USD	450,000	(456)	1,083
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,600.00	(1,495)	USD	320,000	(445)	1,050
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,700.00	(2,092)	USD	340,000	(637)	1,455
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,800.00	(1,420)	USD	180,000	(449)	971
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	1,900.00	(5,631)	USD	570,000	(1,869)	3,762
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,000.00	(2,431)	USD	200,000	(854)	1,577
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,100.00	(3,097)	USD	210,000	(1,159)	1,938
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	2,400.00	(7,572)	USD	480,000	(5,481)	2,091
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,550.00	(8,172)	USD	255,000	(4,143)	4,029
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,300.00	(1,496)	USD	650,000	(329)	1,167
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,400.00	(1,233)	USD	420,000	(304)	929
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,500.00	(2,790)	USD	750,000	(760)	2,030
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,600.00	(2,255)	USD	480,000	(667)	1,588
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,700.00	(2,998)	USD	510,000	(955)	2,043
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,800.00	(2,622)	USD	360,000	(897)	1,725
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,900.00	(8,442)	USD	950,000	(3,115)	5,327
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,000.00	(6,600)	USD	600,000	(2,563)	4,037
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,100.00	(5,441)	USD	420,000	(2,317)	3,124
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	1	USD	2,250.00	(3,840)	USD	225,000	(1,797)	2,043
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	4	USD	2,400.00	(21,418)	USD	960,000	(10,962)	10,456
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,550.00	(14,813)	USD	510,000	(8,287)	6,526
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,300.00	(792)	USD	390,000	(197)	595
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,400.00	(730)	USD	280,000	(203)	527
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,500.00	(1,485)	USD	450,000	(456)	1,029
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,600.00	(1,327)	USD	320,000	(445)	882
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,700.00	(2,631)	USD	510,000	(955)	1,676
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,148)	USD	180,000	(449)	699
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,900.00	(4,467)	USD	570,000	(1,869)	2,598
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,000.00	(3,826)	USD	400,000	(1,709)	2,117
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,100.00	(2,437)	USD	210,000	(1,159)	1,278
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,250.00	(3,454)	USD	225,000	(1,797)	1,657

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,400.00	$(9,640)	USD	480,000	$(5,481)	$4,159
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(6,675)	USD	255,000	(4,143)	2,532
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,300.00	(159)	USD	130,000	(66)	93
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,400.00	(262)	USD	140,000	(101)	161
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,500.00	(966)	USD	300,000	(304)	662
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,600.00	(1,220)	USD	320,000	(445)	775
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,700.00	(1,741)	USD	340,000	(637)	1,104
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,201)	USD	180,000	(449)	752
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,218)	USD	380,000	(1,246)	1,972
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(2,105)	USD	200,000	(854)	1,251
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(3,813)	USD	225,000	(1,797)	2,016
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,089)	USD	240,000	(2,740)	2,349
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,300.00	(600)	USD	260,000	(132)	468
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,500.00	(1,200)	USD	300,000	(304)	896
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,600.00	(1,600)	USD	320,000	(444)	1,156
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,700.00	(1,100)	USD	170,000	(318)	782
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,400)	USD	180,000	(449)	951
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,600)	USD	380,000	(1,246)	2,354
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(2,300)	USD	200,000	(854)	1,446
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,100.00	(2,900)	USD	210,000	(1,159)	1,741
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,600)	USD	240,000	(2,740)	2,860
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(7,700)	USD	255,000	(4,143)	3,557
S&P 500 Index	Put	Societe Generale	12/20/2019	5	USD	1,300.00	(1,123)	USD	650,000	(329)	794
S&P 500 Index	Put	Societe Generale	12/20/2019	5	USD	1,400.00	(1,610)	USD	700,000	(507)	1,103
S&P 500 Index	Put	Societe Generale	12/20/2019	5	USD	1,500.00	(2,365)	USD	750,000	(760)	1,605
S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,600.00	(2,720)	USD	640,000	(889)	1,831
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,700.00	(1,926)	USD	340,000	(637)	1,289
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,342)	USD	180,000	(449)	893
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,900.00	(1,844)	USD	190,000	(623)	1,221
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,000.00	(2,497)	USD	200,000	(854)	1,643
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,100.00	(6,658)	USD	420,000	(2,317)	4,341
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,400.00	(7,377)	USD	240,000	(2,740)	4,637
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(10,842)	USD	255,000	(4,143)	6,699
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,700.00	(15,839)	USD	270,000	(6,217)	9,622
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,300.00	(431)	USD	650,000	(329)	102
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,400.00	(671)	USD	560,000	(406)	265
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,500.00	(1,202)	USD	600,000	(608)	594
S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,600.00	(2,009)	USD	640,000	(889)	1,120
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,700.00	(791)	USD	170,000	(318)	473
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	(2,373)	USD	360,000	(897)	1,476
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,410)	USD	380,000	(1,246)	2,164
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	(4,730)	USD	400,000	(1,709)	3,021
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	(6,371)	USD	420,000	(2,317)	4,054
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,400.00	(13,970)	USD	480,000	(5,481)	8,489
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(10,133)	USD	255,000	(4,143)	5,990
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,700.00	(29,583)	USD	540,000	(12,434)	17,149
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(792)	USD	180,000	(449)	343
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(2,288)	USD	380,000	(1,246)	1,042
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(1,600)	USD	200,000	(854)	746
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,100.00	(2,185)	USD	210,000	(1,159)	1,026

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	$(6,727)	USD	450,000	$(3,593)	$3,134
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,048)	USD	240,000	(2,740)	2,308
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(7,505)	USD	255,000	(4,143)	3,362
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,700.00	(35,579)	USD	810,000	(18,651)	16,928
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,825.00	(32,828)	USD	565,000	(17,475)	15,353
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,700.00	(14,455)	USD	270,000	(14,095)	360
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,550.00	(10,816)	USD	255,000	(10,735)	81
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,700.00	(13,200)	USD	540,000	(12,434)	766
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,825.00	(18,600)	USD	565,000	(17,475)	1,125
Subtotal — Index Put Options Written				1,326			(1,519,798)			(644,902)	874,896
Total — Index Options Written				2,547			$(3,032,932)			$(2,561,193)	$471,739

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
Currency Risk
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.72	$ (7,262)	AUD	1,248,478	$(7,761)	$ (499)
AUD versus USD	Call	Citigroup Global Markets Inc.	12/09/2019	USD	0.73	(30,715)	AUD	82,280	(19,474)	11,241
AUD versus USD	Call	Citigroup Global Markets Inc.	09/12/2019	USD	0.72	(14,401)	AUD	1,248,478	(7,762)	6,639
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.72	(9,660)	AUD	1,248,479	(7,762)	1,898
AUD versus USD	Call	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	(6,322)	AUD	1,248,479	(7,762)	(1,440)
Subtotal — Foreign Currency Call Options Written						(68,360)			(50,521)	17,839

Currency Risk
AUD versus USD	Put	Citigroup Global Markets Inc.	09/12/2019	USD	0.72	(29,019)	AUD	1,248,478	(29,413)	(394)
AUD versus USD	Put	Citigroup Global Markets Inc.	12/09/2019	USD	0.73	(101,904)	AUD	82,280	(122,725)	(20,821)
AUD versus USD	Put	Citigroup Global Markets Inc.	09/12/2019	USD	0.72	(18,479)	AUD	1,248,478	(29,413)	(10,934)
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	(24,298)	AUD	1,248,479	(29,414)	(5,116)
AUD versus USD	Put	J.P. Morgan Securities LLC	09/12/2019	USD	0.73	(33,483)	AUD	1,248,479	(29,413)	4,070
Subtotal — Foreign Currency Put Options Written						(207,183)			(240,378)	(33,195)
Total Foreign Currency Options Written						(275,543)			(290,899)	(15,356)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
10 Year Interest Rate Swaption	Call	Citibank, N.A.	2.84%	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	$(213,971)	$4,072,537	$(197,750)	$16,221
10 Year Interest Rate Swaption	Call	Citibank, N.A.	2.86	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	(213,166)	4,071,926	(199,565)	13,601
10 Year Interest Rate Swaption	Call	Citibank, N.A.	2.91	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	(205,052)	4,072,537	(207,545)	(2,493)
Subtotal — Interest Rate Call Swaptions Written								(632,189)		(604,860)	27,329

Interest Rate Risk
5 Year Interest Rate Swaption	Put	Barclays Bank PLC	3.30	Pay	3 Month USD LIBOR	Quarterly	05/28/2019	(5,365)	1,369,000	0	5,365
Subtotal — Interest Rate Put Swaptions Written								(5,365)		0	5,365
Total — Interest Rate Swaptions Written								$(637,554)		$(604,860)	$32,694
Total Options Written								$(3,946,029)		$(3,456,952)	$489,077

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	17	June-2019	$2,506,225	$17,451	$17,451
Hang Seng China Enterprise Index	26	May-2019	1,900,584	(2,956)	(2,956)
IBEX 35 Index	39	May-2019	4,181,907	45,513	45,513
MSCI Taiwan Index	20	May-2019	817,400	(3,780)	(3,780)
Nikkei 225 Index	28	June-2019	2,805,781	96,382	96,382
Subtotal				152,610	152,610

Interest Rate Risk
Euro-Buxl 30 Year Bonds	2	June-2019	423,382	15,501	15,501
Euro Bund	2	June-2019	370,824	5,698	5,698
Subtotal				21,199	21,199
Subtotal — Long Futures Contracts				173,809	173,809

Short Futures Contracts
Equity Risk
Bovespa Index	10	June-2019	(247,443)	(7,766)	(7,766)
CAC 40 Index	34	May-2019	(2,115,126)	(37,029)	(37,029)
DAX Index	6	June-2019	(2,077,933)	(133,608)	(133,608)
E-Mini Russell 2000 Index	77	June-2019	(6,137,670)	(229,494)	(229,494)
EURO STOXX 50 Index	115	June-2019	(4,452,530)	(130,021)	(130,021)
Euro Stoxx Bank	121	June-2019	(665,676)	4,016	4,016
FTSE 100 Index	56	June-2019	(5,382,965)	(145,260)	(145,260)
MSCI AC Asia ex Japan Index	20	June-2019	(981,890)	(28,088)	(28,088)
Russell UK Mid 150 Index	26	June-2019	(1,346,954)	(72,603)	(72,603)
Subtotal				(779,853)	(779,853)

Interest Rate Risk
Euro-OAT	22	June-2019	(3,997,385)	(92,824)	(92,824)
Long Gilt	3	June-2019	(498,076)	(208)	(208)
U.S. Treasury 5 Year Notes	2	June-2019	(231,281)	(1,891)	(1,891)
U.S. Treasury 10 Year Notes	5	June-2019	(618,359)	(6,727)	(6,727)
U.S. Treasury Long Bond Future	1	June-2019	(147,469)	(2,102)	(2,102)
Subtotal				(103,752)	(103,752)
Subtotal — Short Futures Contracts				(883,605)	(883,605)
Total Futures Contracts				$(709,796)	$(709,796)

(a)	Futures contracts collateralized by $3,167,734 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(c)
Credit Risk
Markit iTraxx Europe Crossover Index, Series 31, Version 1	Buy	(5.00)%	Quarterly	06/20/2024	2.490%		EUR 100,000	$(6,882)	$ (13,234)	$ (6,352)
Markit iTraxx Europe Index, Series 31, Version 1	Sell	1.00	Quarterly	06/20/2024	0.580	EUR	6,148,000	(125,851)	(147,505)	(21,654)
Total Credit Default Swap Agreements								$(132,733)	$(160,739)	$(28,006)

(a)	Centrally cleared swap agreements collateralized by $575,704 cash held with Credit Suisse Securities (USA) LLC.
(b)

Implied credit spreads represent the current level, as of April 30, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(c)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Interest Rate Risk
Pay	3 Month USD LIBOR	Semi-Annually	3.032%	Semi-Annually	09/16/2023	USD	2,287,000	$—	$51,484	$51,484
Pay	3 Month USD LIBOR	Semi-Annually	3.031	Semi-Annually	09/16/2023	USD	2,287,000	—	51,387	51,387
Pay	3 Month USD LIBOR	Semi-Annually	2.542	Semi-Annually	03/17/2024	USD	6,329,353	—	48,188	48,188
Pay	3 Month USD LIBOR	Semi-Annually	2.540	Semi-Annually	03/17/2024	USD	6,329,352	—	47,747	47,747
Pay	3 Month USD LIBOR	Semi-Annually	2.516	Semi-Annually	03/17/2024	USD	6,329,352	—	43,603	43,603
Pay	3 Month USD LIBOR	Semi-Annually	2.513	Semi-Annually	03/17/2024	USD	6,329,353	—	42,898	42,898
Pay	3 Month USD LIBOR	Semi-Annually	2.501	Semi-Annually	03/17/2024	USD	6,481,867	—	41,900	41,900
Pay	3 Month CDOR	Semi-Annually	2.479	Semi-Annually	12/19/2021	CAD	2,171,717	—	24,370	24,370
Pay	3 Month CDOR	Semi-Annually	2.478	Semi-Annually	12/19/2021	CAD	2,171,717	—	24,294	24,294
Pay	3 Month CDOR	Semi-Annually	2.457	Semi-Annually	12/19/2021	CAD	2,171,717	—	23,415	23,415
Pay	3 Month CDOR	Semi-Annually	2.454	Semi-Annually	12/19/2021	CAD	2,171,717	—	23,311	23,311
Pay	3 Month CDOR	Semi-Annually	2.452	Semi-Annually	12/19/2021	CAD	2,171,717	—	23,227	23,227
Pay	3 Month CDOR	Semi-Annually	2.451	Semi-Annually	12/19/2021	CAD	2,171,717	—	23,198	23,198
Pay	3 Month CDOR	Semi-Annually	2.445	Semi-Annually	12/19/2021	CAD	2,171,717	—	22,913	22,913
Pay	3 Month CDOR	Semi-Annually	2.442	Semi-Annually	12/19/2021	CAD	2,171,717	—	22,808	22,808
Pay	3 Month CDOR	Semi-Annually	2.437	Semi-Annually	12/19/2021	CAD	2,171,717	—	22,612	22,612
Pay	3 Month CDOR	Semi-Annually	2.427	Semi-Annually	12/19/2021	CAD	2,171,717	—	22,193	22,193
Pay	3 Month CDOR	Semi-Annually	2.413	Semi-Annually	12/19/2021	CAD	2,171,717	—	21,574	21,574
Pay	3 Month CDOR	Semi-Annually	2.408	Semi-Annually	12/19/2021	CAD	2,171,717	—	21,385	21,385
Pay	3 Month CDOR	Semi-Annually	2.250	Semi-Annually	03/20/2022	CAD	2,720,500	—	20,262	20,262
Pay	3 Month CDOR	Semi-Annually	2.244	Semi-Annually	03/20/2022	CAD	2,720,500	—	19,904	19,904
Pay	3 Month CDOR	Semi-Annually	2.363	Semi-Annually	12/19/2021	CAD	2,171,717	—	19,481	19,481
Pay	3 Month CDOR	Semi-Annually	2.475	Semi-Annually	03/20/2029	CAD	876,000	—	18,985	18,985
Pay	3 Month CDOR	Semi-Annually	2.285	Semi-Annually	12/19/2021	CAD	2,171,717	—	16,236	16,236
Pay	3 Month CDOR	Semi-Annually	2.370	Semi-Annually	03/20/2029	CAD	1,080,000	—	15,731	15,731
Pay	3 Month CDOR	Semi-Annually	2.280	Semi-Annually	12/19/2021	CAD	2,086,103	—	15,395	15,395
Pay	3 Month USD LIBOR	Semi-Annually	2.585	Semi-Annually	03/17/2024	USD	1,500,343	—	13,199	13,199
Pay	3 Month USD LIBOR	Semi-Annually	2.568	Semi-Annually	03/17/2024	USD	1,500,343	—	12,489	12,489
Pay	3 Month USD LIBOR	Semi-Annually	2.567	Semi-Annually	03/17/2024	USD	1,500,343	—	12,447	12,447
Pay	6 Month EUR LIBOR	Annually	0.462	Annually	03/17/2024	EUR	1,191,205	—	12,129	12,129
Pay	6 Month EUR LIBOR	Annually	0.455	Annually	03/17/2024	EUR	1,191,205	—	11,854	11,854
Pay	6 Month EUR LIBOR	Annually	0.454	Annually	03/17/2024	EUR	1,191,204	—	11,814	11,814
Pay	3 Month CDOR	Semi-Annually	2.460	Semi-Annually	12/19/2021	CAD	1,085,859	—	11,781	11,781
Pay	6 Month EUR LIBOR	Annually	0.453	Annually	03/17/2024	EUR	1,191,204	—	11,773	11,773
Pay	6 Month EUR LIBOR	Annually	0.451	Annually	03/17/2024	EUR	1,191,205	—	11,672	11,672
Pay	6 Month EUR LIBOR	Annually	0.450	Annually	03/17/2024	EUR	1,191,204	—	11,652	11,652
Pay	6 Month EUR LIBOR	Annually	0.450	Annually	03/17/2024	EUR	1,191,205	—	11,652	11,652
Pay	6 Month EUR LIBOR	Annually	0.450	Annually	03/17/2024	EUR	1,191,115	—	11,651	11,651
Pay	6 Month EUR LIBOR	Annually	0.449	Annually	03/17/2024	EUR	1,191,205	—	11,591	11,591
Pay	6 Month EUR LIBOR	Annually	0.446	Annually	03/17/2024	EUR	1,191,204	—	11,490	11,490
Pay	6 Month EUR LIBOR	Annually	0.445	Annually	03/17/2024	EUR	1,191,204	—	11,450	11,450
Pay	6 Month EUR LIBOR	Annually	0.445	Annually	03/17/2024	EUR	1,191,205	—	11,429	11,429
Pay	6 Month EUR LIBOR	Annually	0.444	Annually	03/17/2024	EUR	1,191,204	—	11,389	11,389
Pay	6 Month EUR LIBOR	Annually	0.443	Annually	03/17/2024	EUR	1,191,204	—	11,369	11,369
Pay	6 Month EUR LIBOR	Annually	0.442	Annually	03/17/2024	EUR	1,191,205	—	11,328	11,328
Pay	6 Month EUR LIBOR	Annually	0.441	Annually	03/17/2024	EUR	1,191,204	—	11,288	11,288
Pay	6 Month EUR LIBOR	Annually	0.441	Annually	03/17/2024	EUR	1,191,204	—	11,288	11,288
Pay	6 Month EUR LIBOR	Annually	0.441	Annually	03/17/2024	EUR	1,191,205	—	11,268	11,268
Pay	6 Month EUR LIBOR	Annually	0.440	Annually	03/17/2024	EUR	1,191,204	—	11,247	11,247

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Pay	3 Month USD LIBOR	Semi-Annually	2.533%	Semi-Annually	03/17/2024	USD	1,500,342	$—	$11,026	$11,026
Pay	6 Month EUR LIBOR	Annually	0.432	Annually	03/17/2024	EUR	1,191,205	—	10,903	10,903
Receive	3 Month USD LIBOR	Quarterly	(2.133)	Quarterly	06/16/2024	USD	2,409,000	—	10,789	10,789
Pay	6 Month AUD BBSW	Semi-Annually	2.809	Semi-Annually	03/20/2029	AUD	825,747	—	8,354	8,354
Pay	6 Month AUD BBSW	Semi-Annually	2.795	Semi-Annually	03/20/2029	AUD	825,746	—	8,001	8,001
Pay	6 Month AUD BBSW	Semi-Annually	2.785	Semi-Annually	03/20/2029	AUD	825,747	—	7,749	7,749
Pay	6 Month AUD BBSW	Semi-Annually	2.775	Semi-Annually	03/20/2029	AUD	829,990	—	7,535	7,535
Receive	6 Month AUD BBSW	Semi-Annually	(2.393)	Semi-Annually	06/19/2029	AUD	2,041,000	—	7,350	7,350
Pay	6 Month AUD BBSW	Semi-Annually	2.760	Semi-Annually	03/20/2029	AUD	829,990	—	7,155	7,155
Pay	6 Month AUD BBSW	Semi-Annually	2.746	Semi-Annually	03/20/2029	AUD	829,990	—	6,813	6,813
Pay	6 Month AUD BBSW	Semi-Annually	2.700	Semi-Annually	03/20/2029	AUD	942,226	—	6,398	6,398
Pay	6 Month EUR LIBOR	Annually	0.368	Annually	03/17/2024	EUR	904,800	—	6,330	6,330
Pay	6 Month EUR LIBOR	Annually	1.239	Annually	03/20/2029	EUR	433,000	—	6,327	6,327
Pay	6 Month AUD BBSW	Semi-Annually	2.728	Semi-Annually	03/20/2029	AUD	825,747	—	6,312	6,312
Pay	6 Month EUR LIBOR	Annually	0.367	Annually	03/17/2024	EUR	904,800	—	6,300	6,300
Pay	6 Month EUR LIBOR	Annually	0.364	Annually	03/17/2024	EUR	904,800	—	6,207	6,207
Pay	6 Month EUR LIBOR	Annually	0.364	Annually	03/17/2024	EUR	904,800	—	6,207	6,207
Pay	6 Month EUR LIBOR	Annually	0.359	Annually	03/17/2024	EUR	904,800	—	6,048	6,048
Pay	6 Month AUD BBSW	Semi-Annually	2.711	Semi-Annually	03/20/2029	AUD	829,990	—	5,914	5,914
Pay	6 Month AUD BBSW	Semi-Annually	2.707	Semi-Annually	03/20/2029	AUD	825,746	—	5,796	5,796
Pay	6 Month AUD BBSW	Semi-Annually	2.705	Semi-Annually	03/20/2029	AUD	829,990	—	5,762	5,762
Pay	6 Month AUD BBSW	Semi-Annually	2.702	Semi-Annually	03/20/2029	AUD	829,990	—	5,699	5,699
Pay	6 Month AUD BBSW	Semi-Annually	2.700	Semi-Annually	03/20/2029	AUD	825,747	—	5,607	5,607
Pay	6 Month AUD BBSW	Semi-Annually	2.695	Semi-Annually	03/20/2029	AUD	829,990	—	5,509	5,509
Pay	3 Month USD LIBOR	Semi-Annually	2.487	Semi-Annually	03/17/2024	USD	885,059	—	5,364	5,364
Pay	6 Month AUD BBSW	Semi-Annually	2.684	Semi-Annually	03/20/2029	AUD	825,747	—	5,204	5,204
Pay	6 Month AUD BBSW	Semi-Annually	2.640	Semi-Annually	03/20/2029	AUD	825,746	—	4,095	4,095
Pay	6 Month EUR LIBOR	Annually	0.900	Annually	03/20/2030	EUR	150,000	—	4,041	4,041
Pay	6 Month EUR LIBOR	Annually	1.202	Annually	03/20/2029	EUR	317,000	—	3,991	3,991
Pay	6 Month AUD BBSW	Semi-Annually	2.635	Semi-Annually	03/20/2029	AUD	825,747	—	3,969	3,969
Pay	6 Month AUD BBSW	Semi-Annually	2.635	Semi-Annually	03/20/2029	AUD	825,747	—	3,969	3,969
Pay	3 Month CDOR	Semi-Annually	2.470	Semi-Annually	03/20/2029	CAD	183,000	—	3,904	3,904
Pay	6 Month AUD BBSW	Semi-Annually	2.630	Semi-Annually	03/20/2029	AUD	825,746	—	3,843	3,843
Pay	6 Month AUD BBSW	Semi-Annually	2.628	Semi-Annually	03/20/2029	AUD	825,747	—	3,793	3,793
Pay	6 Month AUD BBSW	Semi-Annually	2.599	Semi-Annually	03/20/2029	AUD	829,644	—	3,076	3,076
Pay	6 Month AUD BBSW	Semi-Annually	2.596	Semi-Annually	03/20/2029	AUD	825,747	—	2,999	2,999
Pay	6 Month AUD BBSW	Semi-Annually	2.591	Semi-Annually	03/20/2029	AUD	825,747	—	2,873	2,873
Pay	6 Month AUD BBSW	Semi-Annually	2.581	Semi-Annually	03/20/2029	AUD	825,746	—	2,608	2,608
Receive	6 Month EUR LIBOR	Semi-Annually	(0.030)	Semi-Annually	06/19/2024	EUR	1,227,500	—	1,647	1,647
Pay	6 Month EUR LIBOR	Annually	1.090	Annually	03/20/2029	EUR	247,000	—	1,571	1,571
Receive	6 Month EUR LIBOR	Semi-Annually	(0.031)	Semi-Annually	06/19/2024	EUR	1,227,501	—	1,570	1,570
Receive	6 Month AUD BBSW	Semi-Annually	(2.445)	Semi-Annually	04/29/2029	AUD	722,512	—	1,051	1,051
Pay	3 Month USD LIBOR	Semi-Annually	2.910	Semi-Annually	02/23/2039	USD	1,934,009	—	925	925
Pay	3 Month CDOR	Semi-Annually	2.278	Semi-Annually	03/20/2022	CAD	109,900	—	882	882
Receive	6 Month AUD BBSW	Semi-Annually	(2.456)	Semi-Annually	04/29/2029	AUD	722,512	—	809	809
Receive	6 Month AUD BBSW	Semi-Annually	(2.443)	Semi-Annually	03/20/2029	AUD	722,512	—	771	771
Pay	3 Month CDOR	Semi-Annually	2.250	Semi-Annually	03/20/2022	CAD	102,050	—	760	760
Pay	6 Month EUR LIBOR	Annually	0.985	Annually	12/20/2028	EUR	241,325	—	759	759
Pay	6 Month EUR LIBOR	Annually	1.031	Annually	12/20/2028	EUR	120,663	—	688	688

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Pay	3 Month CDOR	Semi-Annually	2.215%	Semi-Annually	03/20/2022	CAD	102,050	$—	$685	$685
Pay	6 Month EUR LIBOR	Annually	0.967	Annually	12/20/2028	EUR	241,325	—	518	518
Receive	6 Month EUR LIBOR	Semi-Annually	(0.025)	Semi-Annually	06/19/2024	EUR	306,874	—	498	498
Pay	6 Month EUR LIBOR	Annually	1.001	Annually	12/20/2028	EUR	120,662	—	487	487
Receive	6 Month EUR LIBOR	Semi-Annually	(0.026)	Semi-Annually	06/19/2024	EUR	306,876	—	481	481
Pay	6 Month EUR LIBOR	Annually	1.000	Annually	12/20/2028	EUR	120,662	—	480	480
Pay	6 Month EUR LIBOR	Annually	0.999	Annually	12/20/2028	EUR	120,663	—	473	473
Pay	6 Month EUR LIBOR	Annually	0.974	Annually	12/20/2028	EUR	120,662	—	306	306
Pay	6 Month EUR LIBOR	Annually	0.963	Annually	12/20/2028	EUR	120,662	—	232	232
Pay	6 Month EUR LIBOR	Annually	0.962	Annually	12/20/2028	EUR	120,662	—	225	225
Pay	6 Month EUR LIBOR	Annually	0.956	Annually	12/20/2028	EUR	120,662	—	185	185
Pay	6 Month EUR LIBOR	Annually	0.955	Annually	12/20/2028	EUR	120,662	—	178	178
Receive	6 Month AUD BBSW	Semi-Annually	(2.485)	Semi-Annually	04/30/2029	AUD	722,512	—	178	178
Pay	6 Month EUR LIBOR	Annually	0.953	Annually	12/20/2028	EUR	120,662	—	165	165
Pay	6 Month EUR LIBOR	Annually	0.953	Annually	12/20/2028	EUR	120,662	—	165	165
Pay	6 Month EUR LIBOR	Annually	0.951	Annually	12/20/2028	EUR	120,662	—	152	152
Pay	6 Month EUR LIBOR	Annually	0.945	Annually	12/20/2028	EUR	120,662	—	111	111
Receive	6 Month EUR LIBOR	Semi-Annually	(0.048)	Semi-Annually	06/19/2024	EUR	306,875	—	107	107
Pay	6 Month EUR LIBOR	Annually	0.944	Annually	12/20/2028	EUR	120,662	—	105	105
Receive	6 Month AUD BBSW	Semi-Annually	(2.489)	Semi-Annually	05/01/2029	AUD	722,513	—	97	97
Pay	6 Month EUR LIBOR	Annually	0.942	Annually	12/20/2028	EUR	120,662	—	91	91
Pay	6 Month EUR LIBOR	Annually	0.940	Annually	12/20/2028	EUR	120,663	—	78	78
Receive	6 Month EUR LIBOR	Semi-Annually	(0.050)	Semi-Annually	06/19/2024	EUR	306,875	—	63	63
Receive	6 Month EUR LIBOR	Semi-Annually	(0.053)	Semi-Annually	06/19/2024	EUR	306,876	—	11	11
Pay	6 Month EUR LIBOR	Annually	0.929	Annually	12/20/2028	EUR	120,662	—	4	4
Subtotal — Appreciation								—	1,239,079	1,239,079

Interest Rate Risk
Pay	6 Month EUR LIBOR	Annually	0.205	Annually	06/16/2024	EUR	348,766	—	(45)	(45)
Pay	6 Month EUR LIBOR	Annually	0.204	Annually	06/16/2024	EUR	348,766	—	(57)	(57)
Pay	6 Month EUR LIBOR	Semi-Annually	1.538	Semi-Annually	06/21/2049	GBP	88,312	—	(59)	(59)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.058)	Semi-Annually	06/19/2024	EUR	306,874	—	(75)	(75)
Pay	6 Month EUR LIBOR	Semi-Annually	1.536	Semi-Annually	06/21/2049	GBP	88,312	—	(78)	(78)
Pay	6 Month EUR LIBOR	Annually	0.202	Annually	06/16/2024	EUR	348,766	—	(86)	(86)
Pay	6 Month EUR LIBOR	Annually	0.915	Annually	12/20/2028	EUR	120,663	—	(90)	(90)
Pay	6 Month EUR LIBOR	Annually	0.914	Annually	12/20/2028	EUR	120,662	—	(96)	(96)
Pay	6 Month EUR LIBOR	Annually	0.914	Annually	12/20/2028	EUR	120,662	—	(96)	(96)
Pay	6 Month EUR LIBOR	Annually	0.200	Annually	06/16/2024	EUR	348,766	—	(104)	(104)
Pay	6 Month EUR LIBOR	Annually	0.912	Annually	12/20/2028	EUR	120,662	—	(110)	(110)
Pay	6 Month EUR LIBOR	Annually	0.199	Annually	06/16/2024	EUR	348,766	—	(116)	(116)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.072)	Semi-Annually	06/19/2024	EUR	117,650	—	(122)	(122)
Pay	6 Month EUR LIBOR	Semi-Annually	1.531	Semi-Annually	06/21/2049	GBP	88,312	—	(143)	(143)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.062)	Semi-Annually	06/19/2024	EUR	306,876	—	(145)	(145)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.063)	Semi-Annually	06/19/2024	EUR	306,875	—	(153)	(153)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.069)	Semi-Annually	06/19/2024	EUR	189,225	—	(166)	(166)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.065)	Semi-Annually	06/19/2024	EUR	306,874	—	(195)	(195)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.065)	Semi-Annually	06/19/2024	EUR	306,875	—	(197)	(197)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.066)	Semi-Annually	06/19/2024	EUR	306,875	—	(214)	(214)
Pay	6 Month EUR LIBOR	Semi-Annually	1.525	Semi-Annually	06/21/2049	GBP	88,312	—	(221)	(221)
Pay	6 Month EUR LIBOR	Semi-Annually	1.524	Semi-Annually	06/21/2049	GBP	88,312	—	(241)	(241)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.069)	Semi-Annually	06/19/2024	EUR	306,875	—	(266)	(266)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Pay	6 Month EUR LIBOR	Annually	0.917%	Annually	12/20/2028	EUR	482,650	$—	$(305)	$(305)
Pay	6 Month EUR LIBOR	Annually	0.997	Annually	06/19/2029	EUR	235,000	—	(312)	(312)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.073)	Semi-Annually	06/19/2024	EUR	306,875	—	(336)	(336)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.074)	Semi-Annually	06/19/2024	EUR	306,875	—	(344)	(344)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.076)	Semi-Annually	06/19/2024	EUR	306,875	—	(388)	(388)
Pay	6 Month EUR LIBOR	Annually	0.913	Annually	12/20/2028	EUR	482,650	—	(412)	(412)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.068)	Semi-Annually	06/19/2024	EUR	613,750	—	(494)	(494)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.083)	Semi-Annually	06/19/2024	EUR	306,875	—	(507)	(507)
Receive	6 Month AUD BBSW	Semi-Annually	(2.503)	Semi-Annually	03/20/2029	AUD	673,259	—	(524)	(524)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.085)	Semi-Annually	06/19/2024	EUR	306,875	—	(542)	(542)
Receive	6 Month AUD BBSW	Semi-Annually	(2.506)	Semi-Annually	03/20/2029	AUD	673,258	—	(586)	(586)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.088)	Semi-Annually	06/19/2024	EUR	306,874	—	(596)	(596)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.092)	Semi-Annually	06/19/2024	EUR	306,876	—	(656)	(656)
Pay	6 Month EUR LIBOR	Semi-Annually	1.505	Semi-Annually	03/15/2049	GBP	117,500	—	(714)	(714)
Receive	6 Month AUD BBSW	Semi-Annually	(2.516)	Semi-Annually	03/20/2029	AUD	643,530	—	(756)	(756)
Pay	6 Month EUR LIBOR	Semi-Annually	1.501	Semi-Annually	03/15/2049	GBP	117,500	—	(783)	(783)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.100)	Semi-Annually	06/19/2024	EUR	306,875	—	(804)	(804)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.079)	Semi-Annually	06/19/2024	EUR	613,750	—	(862)	(862)
Pay	3 Month CDOR	Semi-Annually	1.818	Semi-Annually	06/19/2022	CAD	567,450	—	(885)	(885)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.583)	Semi-Annually	06/21/2049	GBP	156,333	—	(937)	(937)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.584)	Semi-Annually	06/21/2049	GBP	156,333	—	(958)	(958)
Receive	6 Month AUD BBSW	Semi-Annually	(2.528)	Semi-Annually	03/20/2029	AUD	673,259	—	(1,038)	(1,038)
Receive	6 Month AUD BBSW	Semi-Annually	(2.534)	Semi-Annually	03/20/2029	AUD	673,258	—	(1,161)	(1,161)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.593)	Semi-Annually	06/21/2049	GBP	156,334	—	(1,167)	(1,167)
Receive	6 Month AUD BBSW	Semi-Annually	(2.538)	Semi-Annually	03/20/2029	AUD	673,259	—	(1,243)	(1,243)
Receive	6 Month AUD BBSW	Semi-Annually	(2.539)	Semi-Annually	03/20/2029	AUD	673,259	—	(1,264)	(1,264)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.648)	Semi-Annually	06/15/2048	GBP	116,000	—	(1,391)	(1,391)
Receive	6 Month AUD BBSW	Semi-Annually	(2.551)	Semi-Annually	03/20/2029	AUD	673,258	—	(1,510)	(1,510)
Pay	28 Day MXN TIIE	28 Day	6.925	28 Day	06/16/2021	MXN	1,500,000	—	(1,623)	(1,623)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.240)	Semi-Annually	06/16/2024	EUR	1,698,000	—	(1,766)	(1,766)
Pay	3 Month CDOR	Semi-Annually	1.755	Semi-Annually	06/19/2022	CAD	693,550	—	(2,027)	(2,027)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.600)	Semi-Annually	09/21/2048	GBP	395,701	—	(2,170)	(2,170)
Receive	3 Month USD LIBOR	Quarterly	(2.645)	Quarterly	03/17/2028	USD	258,307	—	(2,804)	(2,804)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.614)	Semi-Annually	09/21/2048	GBP	395,700	—	(2,994)	(2,994)
Receive	6 Month AUD BBSW	Semi-Annually	(2.610)	Semi-Annually	03/20/2029	AUD	780,143	—	(3,155)	(3,155)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.626)	Semi-Annually	09/21/2048	GBP	395,701	—	(3,729)	(3,729)
Receive	6 Month AUD BBSW	Semi-Annually	(2.605)	Semi-Annually	03/20/2029	AUD	1,346,517	—	(5,240)	(5,240)
Pay	6 Month EUR LIBOR	Semi-Annually	1.357	Semi-Annually	06/21/2049	GBP	204,000	—	(5,576)	(5,576)
Pay	6 Month EUR LIBOR	Semi-Annually	1.355	Semi-Annually	06/21/2049	GBP	204,000	—	(5,636)	(5,636)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.660)	Semi-Annually	09/21/2048	GBP	395,701	—	(5,700)	(5,700)
Pay	6 Month EUR LIBOR	Semi-Annually	1.360	Semi-Annually	06/21/2049	GBP	216,000	—	(5,808)	(5,808)
Pay	3 Month CDOR	Semi-Annually	2.012	Semi-Annually	06/19/2029	CAD	547,000	—	(5,875)	(5,875)
Pay	3 Month USD LIBOR	Semi-Annually	2.855	Semi-Annually	02/23/2039	USD	1,933,981	—	(6,508)	(6,508)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.880)	Semi-Annually	12/21/2048	GBP	165,591	—	(8,101)	(8,101)
Pay	3 Month USD LIBOR	Semi-Annually	2.842	Semi-Annually	02/23/2039	USD	1,934,010	—	(8,265)	(8,265)
Receive	3 Month CDOR	Semi-Annually	(2.273)	Semi-Annually	03/20/2022	CAD	1,117,000	—	(8,848)	(8,848)
Receive	3 Month USD LIBOR	Quarterly	(2.690)	Quarterly	03/17/2028	USD	648,328	—	(8,871)	(8,871)
Receive	3 Month USD LIBOR	Quarterly	(2.714)	Quarterly	03/17/2028	USD	648,328	—	(9,818)	(9,818)
Receive	3 Month USD LIBOR	Quarterly	(2.716)	Quarterly	03/17/2028	USD	648,328	—	(9,919)	(9,919)
Receive	3 Month USD LIBOR	Quarterly	(2.730)	Quarterly	03/17/2028	USD	648,328	—	(10,463)	(10,463)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate		Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.877	) %	Semi-Annually	12/21/2048	GBP	227,248	$—	$(11,016)	$(11,016)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.878)		Semi-Annually	12/21/2048	GBP	227,688	—	(11,071)	(11,071)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.875)		Semi-Annually	12/21/2048	GBP	239,491	—	(11,546)	(11,546)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.877)		Semi-Annually	12/21/2048	GBP	238,038	—	(11,546)	(11,546)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.882)		Semi-Annually	12/21/2048	GBP	238,037	—	(11,716)	(11,716)
Receive	3 Month CDOR	Semi-Annually	(2.665)		Semi-Annually	03/20/2029	CAD	349,890	—	(12,083)	(12,083)
Pay	3 Month USD LIBOR	Semi-Annually	2.326		Semi-Annually	06/16/2028	USD	1,194,000	—	(12,333)	(12,333)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.898)		Semi-Annually	12/21/2048	GBP	239,300	—	(12,335)	(12,335)
Receive	3 Month CDOR	Semi-Annually	(2.490)		Semi-Annually	03/20/2029	CAD	569,187	—	(12,914)	(12,914)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.320)		Semi-Annually	03/17/2024	EUR	2,635,000	—	(14,112)	(14,112)
Receive	3 Month CDOR	Semi-Annually	(2.520)		Semi-Annually	03/20/2029	CAD	699,781	—	(17,297)	(17,297)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.900)		Semi-Annually	12/21/2048	GBP	341,532	—	(17,721)	(17,721)
Receive	3 Month CDOR	Semi-Annually	(2.155)		Semi-Annually	03/20/2022	CAD	3,282,000	—	(17,880)	(17,880)
Receive	3 Month CDOR	Semi-Annually	(2.468)		Semi-Annually	03/20/2029	CAD	853,000	—	(18,054)	(18,054)
Receive	3 Month CDOR	Semi-Annually	(2.480)		Semi-Annually	03/20/2029	CAD	853,000	—	(18,775)	(18,775)
Receive	3 Month CDOR	Semi-Annually	(2.592)		Semi-Annually	03/20/2029	CAD	699,781	—	(20,731)	(20,731)
Receive	3 Month CDOR	Semi-Annually	(2.597)		Semi-Annually	03/20/2029	CAD	699,780	—	(20,944)	(20,944)
Receive	3 Month CDOR	Semi-Annually	(2.614)		Semi-Annually	03/20/2029	CAD	699,780	—	(21,750)	(21,750)
Receive	3 Month CDOR	Semi-Annually	(2.614)		Semi-Annually	03/20/2029	CAD	699,780	—	(21,773)	(21,773)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.714)		Semi-Annually	12/20/2028	EUR	499,500	—	(21,792)	(21,792)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.715)		Semi-Annually	12/20/2028	EUR	499,500	—	(21,806)	(21,806)
Receive	3 Month CDOR	Semi-Annually	(2.617)		Semi-Annually	03/20/2029	CAD	699,780	—	(21,906)	(21,906)
Receive	3 Month CDOR	Semi-Annually	(2.618)		Semi-Annually	03/20/2029	CAD	699,780	—	(21,939)	(21,939)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.722)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,000)	(22,000)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.725)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,097)	(22,097)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.726)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,125)	(22,125)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.727)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,139)	(22,139)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.729)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,194)	(22,194)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.731)		Semi-Annually	12/20/2028	EUR	499,500	—	(22,264)	(22,264)
Receive	3 Month CDOR	Semi-Annually	(2.629)		Semi-Annually	03/20/2029	CAD	699,780	—	(22,460)	(22,460)
Receive	3 Month CDOR	Semi-Annually	(2.629)		Semi-Annually	03/20/2029	CAD	699,780	—	(22,484)	(22,484)
Receive	3 Month CDOR	Semi-Annually	(2.635)		Semi-Annually	03/20/2029	CAD	699,780	—	(22,735)	(22,735)
Receive	3 Month CDOR	Semi-Annually	(2.645)		Semi-Annually	03/20/2029	CAD	699,780	—	(23,218)	(23,218)
Receive	3 Month CDOR	Semi-Annually	(2.647)		Semi-Annually	03/20/2029	CAD	699,780	—	(23,303)	(23,303)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.539)		Semi-Annually	09/20/2028	EUR	646,325	—	(23,697)	(23,697)
Receive	3 Month CDOR	Semi-Annually	(2.661)		Semi-Annually	03/20/2029	CAD	699,781	—	(23,990)	(23,990)
Receive	3 Month CDOR	Semi-Annually	(2.672)		Semi-Annually	03/20/2029	CAD	699,780	—	(24,520)	(24,520)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.919)		Semi-Annually	12/21/2048	GBP	476,075	—	(26,061)	(26,061)
Receive	3 Month USD LIBOR	Quarterly	(2.658)		Quarterly	03/17/2028	USD	2,937,037	—	(34,303)	(34,303)
Receive	3 Month USD LIBOR	Quarterly	(2.672)		Quarterly	03/17/2028	USD	2,867,931	—	(35,946)	(35,946)
Receive	3 Month USD LIBOR	Quarterly	(2.673)		Quarterly	03/17/2028	USD	2,867,930	—	(36,213)	(36,213)
Receive	3 Month USD LIBOR	Quarterly	(3.042)		Quarterly	09/16/2027	USD	1,041,500	—	(40,205)	(40,205)
Receive	3 Month USD LIBOR	Quarterly	(3.044)		Quarterly	09/16/2027	USD	1,041,500	—	(40,303)	(40,303)
Receive	3 Month USD LIBOR	Quarterly	(2.698)		Quarterly	03/17/2028	USD	2,867,930	—	(40,579)	(40,579)
Receive	3 Month USD LIBOR	Quarterly	(2.703)		Quarterly	03/17/2028	USD	2,867,930	—	(41,559)	(41,559)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.590)		Semi-Annually	09/20/2028	EUR	1,156,591	—	(45,688)	(45,688)
Subtotal — Depreciation									—	(1,192,569)	(1,192,569)
Total Centrally Cleared Interest Rate Swap Agreements									$—	$46,510	$46,510

(a)	Centrally cleared swap agreements collateralized by $575,704 cash held with Credit Suisse Securities (USA) LLC.
(b)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
JPMorgan Chase Bank, N.A.	Jaguar Land Rover Automotive PLC	Sell	5.00%	Quarterly	12/20/2023	5.669%	EUR	20,000	$—	$(595)	$(595)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.
(b)

Implied credit spreads represent the current level, as of April 30, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Inflation Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.06%	At Maturity	12/29/2025	GBP	3,450,000	$—	$(147,225)	$(147,225)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

Open Centrally Cleared Inflation Rate Swap Agreements(a)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Interest Rate Risk
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.46%	At Maturity	08/15/2027	EUR	6,650,145	$—	$180,381	$180,381
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.41	At Maturity	07/15/2027	EUR	3,999,227	—	90,688	90,688
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.55	At Maturity	08/15/2028	EUR	2,147,097	—	87,277	87,277
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.47	At Maturity	08/15/2027	EUR	2,996,344	—	82,255	82,255
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.39	At Maturity	07/15/2027	EUR	3,984,578	—	81,750	81,750
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.38	At Maturity	07/15/2027	EUR	2,666,152	—	51,890	51,890
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.38	At Maturity	07/15/2027	EUR	2,754,047	—	51,877	51,877
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.56	At Maturity	08/15/2028	EUR	1,073,549	—	45,325	45,325
Pay	United Kingdom RPI	At Maturity	3.63	At Maturity	01/15/2027	GBP	885,159	—	23,185	23,185
Pay	United States CPI Urban Consumers NSA	At Maturity	1.20	At Maturity	12/15/2023	EUR	1,567,000	—	18,938	18,938
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.56	At Maturity	10/15/2028	EUR	387,282	—	17,149	17,149
Pay	United Kingdom RPI	At Maturity	3.63	At Maturity	01/15/2027	GBP	644,420	—	17,093	17,093
Pay	United Kingdom RPI	At Maturity	3.63	At Maturity	01/15/2027	GBP	644,421	—	16,559	16,559
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.58	At Maturity	10/15/2028	EUR	238,437	—	10,873	10,873
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.18)	At Maturity	04/15/2028	EUR	1,476,636	—	8,556	8,556
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.06	At Maturity	02/15/2024	EUR	1,619,000	—	6,778	6,778
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.33	At Maturity	06/15/2027	EUR	338,000	—	4,751	4,751

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements(a)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.19)%	At Maturity	04/15/2028	EUR	738,318	$—	$3,376	$3,376
Receive	United Kingdom RPI	At Maturity	(3.47)	At Maturity	02/15/2029	GBP	524,000	—	2,452	2,452
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.18)	At Maturity	04/15/2028	EUR	369,159	—	2,239	2,239
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	03/15/2024	EUR	1,414,000	—	2,086	2,086
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.19)	At Maturity	04/15/2028	EUR	369,159	—	1,738	1,738
Pay	United Kingdom RPI	At Maturity	3.25	At Maturity	07/15/2025	GBP	681,299	—	1,620	1,620
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.19)	At Maturity	04/15/2028	EUR	184,579	—	919	919
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.19)	At Maturity	04/15/2028	EUR	184,579	—	899	899
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.19)	At Maturity	04/15/2028	EUR	184,579	—	899	899
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,580	—	729	729
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.20)	At Maturity	04/15/2028	EUR	184,579	—	719	719
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.20)	At Maturity	04/15/2028	EUR	184,579	—	644	644
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,579	—	628	628
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,579	—	618	618
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,579	—	618	618
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,580	—	603	603
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,579	—	603	603
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.21)	At Maturity	04/15/2028	EUR	184,579	—	588	588
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	02/15/2029	GBP	256,750	—	353	353
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.23)	At Maturity	04/15/2028	EUR	184,579	—	327	327
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.23)	At Maturity	04/15/2028	EUR	184,579	—	302	302
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.23)	At Maturity	04/15/2028	EUR	184,580	—	277	277
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.23)	At Maturity	04/15/2028	EUR	184,580	—	277	277
Receive	United Kingdom RPI	At Maturity	(3.48)	At Maturity	01/15/2029	GBP	200,000	—	228	228
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	02/15/2029	GBP	256,750	—	220	220
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.24)	At Maturity	04/15/2028	EUR	184,579	—	50	50
Subtotal — Appreciation								—	819,337	819,337

Interest Rate Risk
Pay	United Kingdom RPI	At Maturity	3.50	At Maturity	02/15/2029	GBP	256,750	—	(220)	(220)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.09	At Maturity	04/15/2023	EUR	574,006	—	(235)	(235)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.04	At Maturity	04/15/2023	EUR	145,048	—	(281)	(281)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements(a)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07%	At Maturity	04/15/2023	EUR	574,005	$—	$(327)	$(327)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,006	—	(369)	(369)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,005	—	(403)	(403)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,005	—	(403)	(403)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,005	—	(436)	(436)
Pay	United Kingdom RPI	At Maturity	3.49	At Maturity	02/15/2029	GBP	256,750	—	(445)	(445)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,006	—	(470)	(470)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	04/15/2023	EUR	944,588	—	(495)	(495)
Receive	United Kingdom RPI	At Maturity	(3.56)	At Maturity	03/15/2029	GBP	327,000	—	(497)	(497)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.08	At Maturity	04/15/2023	EUR	574,005	—	(503)	(503)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	04/15/2023	EUR	944,588	—	(616)	(616)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	04/15/2023	EUR	944,588	—	(671)	(671)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	04/15/2023	EUR	574,006	—	(772)	(772)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.06	At Maturity	04/15/2023	EUR	574,005	—	(783)	(783)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.06	At Maturity	04/15/2023	EUR	574,005	—	(783)	(783)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.05	At Maturity	04/15/2023	EUR	574,005	—	(1,174)	(1,174)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.05	At Maturity	04/15/2023	EUR	944,588	—	(1,444)	(1,444)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.13)	At Maturity	03/15/2024	EUR	329,000	—	(1,690)	(1,690)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.07	At Maturity	04/15/2023	EUR	2,056,337	—	(1,701)	(1,701)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.14)	At Maturity	03/15/2024	EUR	329,000	—	(1,845)	(1,845)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.06	At Maturity	04/15/2023	EUR	1,889,177	—	(2,667)	(2,667)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.25)	At Maturity	03/15/2029	EUR	1,078,000	—	(2,681)	(2,681)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.06	At Maturity	04/15/2023	EUR	2,296,022	—	(3,241)	(3,241)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.04	At Maturity	04/15/2023	EUR	1,889,177	—	(3,990)	(3,990)
Receive	United Kingdom RPI	Semi-Annually	(1.68)	Semi-Annually	09/21/2048	GBP	248,235	—	(4,513)	(4,513)
Receive	United Kingdom RPI	Semi-Annually	(1.68)	Semi-Annually	09/21/2048	GBP	244,530	—	(4,609)	(4,609)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.18)	At Maturity	07/15/2022	EUR	2,754,047	—	(5,071)	(5,071)
Receive	United Kingdom RPI	Semi-Annually	(1.70)	Semi-Annually	09/21/2048	GBP	248,235	—	(5,465)	(5,465)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.18)	At Maturity	07/15/2022	EUR	2,666,152	—	(5,541)	(5,541)
Pay	United Kingdom RPI	At Maturity	3.41	At Maturity	05/15/2027	GBP	1,022,000	—	(5,599)	(5,599)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements(a)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.30)%	At Maturity	01/15/2029	EUR	491,000	$—	$(6,300)	$(6,300)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.25)	At Maturity	02/15/2029	EUR	1,935,000	—	(12,473)	(12,473)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.20)	At Maturity	07/15/2022	EUR	3,984,578	—	(13,405)	(13,405)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.22)	At Maturity	07/15/2022	EUR	3,999,227	—	(18,394)	(18,394)
Receive	United Kingdom RPI	At Maturity	(3.71)	At Maturity	12/15/2028	GBP	537,000	—	(20,468)	(20,468)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.32)	At Maturity	08/15/2022	EUR	2,996,344	—	(23,632)	(23,632)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.43)	At Maturity	08/15/2023	EUR	1,073,549	—	(24,121)	(24,121)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.48)	At Maturity	05/15/2023	EUR	1,410,000	—	(30,293)	(30,293)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.46)	At Maturity	10/15/2023	EUR	1,591,534	—	(41,434)	(41,434)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.46)	At Maturity	10/15/2023	EUR	1,591,534	—	(41,673)	(41,673)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.41)	At Maturity	08/15/2023	EUR	2,147,097	—	(45,671)	(45,671)
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.41)	At Maturity	12/15/2028	EUR	1,819,000	—	(46,864)	(46,864)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.31)	At Maturity	08/15/2022	EUR	6,650,145	—	(50,380)	(50,380)
Pay	United Kingdom RPI	At Maturity	3.11	At Maturity	06/15/2026	GBP	1,196,950	—	(66,385)	(66,385)
Subtotal — Depreciation								—	(501,433)	(501,433)
Total — Centrally Cleared Inflation Swap Agreements								$—	$317,904	$317,904

(a)	Centrally cleared inflation swap agreements collateralized by $575,704 cash held with Credit Suisse Securities (USA) LLC.
(b)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Variance Swap Agreements(a)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Equity Risk
UBS AG	Hang Seng China Enterprise Index	Receive	26.45%	At Maturity	12/30/2019	HKD	22,099	$16,257
UBS AG	S&P/ASX 200 Index	Receive	16.60	At Maturity	12/19/2019	AUD	4,391	9,490
Societe Generale	Hang Seng China Enterprise Index	Receive	22.40	At Maturity	12/30/2019	HKD	44,962	8,537
UBS AG	Hang Seng China Enterprise Index	Receive	22.45	At Maturity	12/30/2019	HKD	44,962	8,192
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	22.20	At Maturity	12/30/2019	HKD	44,962	7,172
UBS AG	Hang Seng Index	Receive	24.95	At Maturity	12/30/2019	HKD	7,441	5,904
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	At Maturity	12/30/2019	HKD	8,496	5,494
UBS AG	Hang Seng China Enterprise Index	Receive	22.00	At Maturity	12/30/2019	HKD	44,961	5,486
J.P. Morgan Securities LLC	S&P/ASX 200 Index	Receive	16.92	At Maturity	12/19/2019	AUD	2,026	4,904
UBS AG	KOSPI 200 Index	Receive	19.50	At Maturity	12/12/2019	KRW	1,033,969	3,436
UBS AG	Hang Seng China Enterprise Index	Receive	22.15	At Maturity	12/30/2019	HKD	16,467	2,426
J.P. Morgan Securities LLC	KOSPI 200 Index	Receive	19.36	At Maturity	12/12/2019	KRW	772,083	2,369

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
UBS AG	S&P/ASX 200 Index	Receive	14.40%	At Maturity	12/19/2019	AUD	2,334	$976
BNP Paribas S.A.	Nikkei 225 Index	Receive	23.21	At Maturity	12/11/2020	JPY	269,435	930
UBS AG	Hang Seng Index	Receive	19.50	At Maturity	12/30/2019	HKD	3,968	654
BNP Paribas S.A.	Nikkei 225 Index	Receive	22.94	At Maturity	12/11/2020	JPY	205,944	217
UBS AG	KOSPI 200 Index	Receive	16.15	At Maturity	12/12/2019	KRW	557,297	88
Subtotal — Appreciation								82,532

Equity Risk
UBS AG	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	152	(69)
UBS AG	KOSPI 200 Index	Receive	17.90	At Maturity	12/10/2020	KRW	3,687,422	(386)
BNP Paribas S.A.	Nikkei 225 Index	Receive	23.95	At Maturity	12/10/2021	JPY	140,826	(786)
BNP Paribas S.A.	Nikkei 225 Index	Receive	23.99	At Maturity	12/10/2021	JPY	148,665	(882)
UBS AG	KOSPI 200 Index	Receive	17.70	At Maturity	12/12/2019	KRW	747,249	(1,262)
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	229,328	(1,381)
Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	282,170	(1,452)
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	148,989	(1,538)
UBS AG	Hang Seng Index	Receive	21.70	At Maturity	12/30/2020	HKD	23,514	(1,762)
Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	358,910	(1,846)
UBS AG	KOSPI 200 Index	Receive	19.00	At Maturity	12/12/2019	KRW	734,506	(2,052)
Societe Generale	KOSPI 200 Index	Receive	19.00	At Maturity	12/12/2019	KRW	734,507	(2,070)
Societe Generale	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	348,375	(2,098)
UBS AG	Hang Seng China Enterprise Index	Receive	24.45	At Maturity	12/30/2020	HKD	56,839	(2,225)
J.P. Morgan Securities LLC	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	1,412	(2,611)
UBS AG	Hang Seng Index	Receive	21.30	At Maturity	12/30/2019	HKD	6,476	(2,613)
J.P. Morgan Securities LLC	S&P/ASX 200 Index	Receive	15.40	At Maturity	12/19/2019	AUD	2,337	(3,312)
Societe Generale	KOSPI 200 Index	Receive	18.25	At Maturity	12/12/2019	KRW	2,001,759	(3,429)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	6,292	(3,590)
UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	6,292	(3,671)
Societe Generale	Hang Seng Index	Receive	22.80	At Maturity	12/30/2019	HKD	6,291	(3,826)
UBS AG	Hang Seng Index	Receive	23.00	At Maturity	12/30/2019	HKD	6,291	(3,927)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.79	At Maturity	12/30/2019	HKD	10,050	(4,090)
J.P. Morgan Securities LLC	Hang Seng Index	Receive	22.64	At Maturity	12/30/2019	HKD	8,943	(4,155)
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	422,672	(4,364)
UBS AG	Hang Seng China Enterprise Index	Receive	23.60	At Maturity	12/30/2019	HKD	12,776	(4,577)
Societe Generale	Hang Seng Index	Receive	22.79	At Maturity	12/30/2019	HKD	9,599	(4,618)
UBS AG	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,782	(4,649)
Societe Generale	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,781	(4,649)
UBS AG	Hang Seng Index	Receive	22.40	At Maturity	12/30/2019	HKD	10,300	(4,679)
Goldman Sachs International	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	10,300	(4,760)
UBS AG	S&P/ASX 200 Index	Receive	15.10	At Maturity	12/19/2019	AUD	3,959	(4,850)
UBS AG	S&P/ASX 200 Index	Receive	15.80	At Maturity	12/19/2019	AUD	2,969	(5,562)
Goldman Sachs International	S&P/ASX 200 Index	Receive	16.00	At Maturity	12/19/2019	AUD	2,968	(5,912)
Societe Generale	Nikkei 225 Index	Receive	23.65	At Maturity	12/11/2020	JPY	810,968	(5,926)
Goldman Sachs International	S&P/ASX 200 Index	Receive	15.90	At Maturity	12/19/2019	AUD	4,212	(6,836)
Societe Generale	S&P/ASX 200 Index	Receive	15.99	At Maturity	12/19/2019	AUD	3,468	(7,185)
UBS AG	KOSPI 200 Index	Receive	17.70	At Maturity	12/12/2019	KRW	5,376,546	(7,602)
UBS AG	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,607	(7,964)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	S&P/ASX 200 Index	Receive	16.25%	At Maturity	12/19/2019	AUD	4,925	$(8,538)
Societe Generale	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,901	(8,685)
UBS AG	Nikkei 225 Index	Receive	24.10	At Maturity	12/11/2020	JPY	806,694	(9,018)
J.P. Morgan Securities LLC	S&P/ASX 200 Index	Receive	15.73	At Maturity	12/19/2019	AUD	5,896	(9,082)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	24.39	At Maturity	12/30/2019	HKD	19,923	(9,732)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	24.53	At Maturity	12/30/2019	HKD	19,923	(10,027)
Societe Generale	Nikkei 225 Index	Receive	24.25	At Maturity	12/11/2020	JPY	808,475	(10,069)
Societe Generale	S&P/ASX 200 Index	Receive	16.15	At Maturity	12/19/2019	AUD	5,114	(10,547)
Societe Generale	KOSPI 200 Index	Receive	17.60	At Maturity	12/12/2019	KRW	8,425,923	(10,678)
UBS AG	S&P/ASX 200 Index	Receive	16.30	At Maturity	12/19/2019	AUD	5,115	(10,904)
UBS AG	S&P/ASX 200 Index	Receive	15.85	At Maturity	12/19/2019	AUD	6,798	(11,097)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	20,410	(11,482)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	20,410	(11,636)
UBS AG	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/19/2019	AUD	5,902	(12,308)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	22,970	(12,415)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	24.94	At Maturity	12/30/2019	HKD	25,942	(13,461)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	25,349	(14,013)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	25,999	(14,834)
UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	26,000	(15,168)
UBS AG	Hang Seng Index	Receive	22.77	At Maturity	12/30/2019	HKD	29,979	(15,300)
Societe Generale	Hang Seng China Enterprise Index	Receive	24.20	At Maturity	12/30/2019	HKD	35,793	(16,761)
UBS AG	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	8,330	(16,816)
UBS AG	Hang Seng China Enterprise Index	Receive	24.40	At Maturity	12/30/2019	HKD	35,793	(17,360)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	24.44	At Maturity	12/30/2019	HKD	34,322	(17,735)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/30/2019	HKD	33,729	(17,792)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	32,612	(18,407)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.39	At Maturity	12/30/2019	HKD	31,377	(18,860)
UBS AG	Hang Seng China Enterprise Index	Receive	24.70	At Maturity	12/30/2019	HKD	36,236	(19,255)
Societe Generale	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	36,236	(19,717)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.33	At Maturity	12/30/2019	HKD	35,247	(19,883)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	36,236	(20,437)
J.P. Morgan Securities LLC	Hang Seng Index	Receive	21.80	At Maturity	12/30/2019	HKD	52,590	(20,955)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	48,859	(25,650)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/30/2019	HKD	51,400	(27,114)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	Hang Seng China Enterprise Index	Receive	26.89%	At Maturity	12/30/2019	HKD	35,657	$(27,386)
UBS AG	Hang Seng China Enterprise Index	Receive	25.70	At Maturity	12/30/2019	HKD	44,329	(28,011)
UBS AG	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	91,010	(45,875)
Subtotal — Depreciation								(746,174)
Total — Variance Swap Agreements								$(663,642)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

Open Over-The-Counter Volatility Swap Agreements(a)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Currency Risk
J.P. Morgan Securities LLC	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	3,015	$547
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	3,015	497
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	3,269	158
Subtotal — Appreciation								1,202

Currency Risk
Merrill Lynch International	USD/CAD	Receive	1.25%	At Maturity	04/07/2020	USD	159	(13)
Merrill Lynch International	USD/CAD	Receive	1.25%	At Maturity	04/07/2020	USD	5,224	(424)
J.P. Morgan Securities LLC	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	2,634	(511)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	3,332	(873)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	4,325	(981)
J.P. Morgan Securities LLC	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	1,295	(1,028)
Bank of America, N.A.	AUD/USD	Receive	1.25%	At Maturity	04/07/2020	USD	5,224	(1,278)
Barclays Bank PLC	AUD/USD	Receive	0.72%	At Maturity	12/09/2019	USD	902	(1,512)
Goldman Sachs International	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	987	(1,806)
J.P. Morgan Securities LLC	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	1,304	(1,899)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	5,062	(1,976)
J.P. Morgan Securities LLC	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	1,128	(1,979)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	04/15/2020	USD	6,030	(2,236)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	12/09/2019	USD	1,954	(2,303)
J.P. Morgan Securities LLC	AUD/USD	Receive	0.71%	At Maturity	12/09/2019	USD	1,565	(2,625)
Citigroup Global Markets Inc.	AUD/USD	Receive	0.71%	At Maturity	12/09/2019	USD	2,930	(3,347)
Merrill Lynch International	USD/CAD	Receive	1.25%	At Maturity	04/07/2020	USD	18,701	(3,348)
Goldman Sachs International	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	3,663	(3,980)
Goldman Sachs International	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	3,663	(4,150)
Goldman Sachs International	AUD/USD	Receive	0.72%	At Maturity	12/09/2019	USD	2,316	(5,267)
J.P. Morgan Securities LLC	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	3,607	(5,649)
Barclays Bank PLC	USD/CAD	Receive	1.25%	At Maturity	12/09/2019	USD	3,607	(5,992)
J.P. Morgan Securities LLC	AUD/USD	Receive	0.72%	At Maturity	12/09/2019	USD	4,280	(7,131)
J.P. Morgan Securities LLC	AUD/USD	Receive	0.72%	At Maturity	12/09/2019	USD	4,280	(7,446)
Subtotal — Depreciation								(67,754)
Total — Volatility Swap Agreements								$(66,552)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15%	Monthly	16,864	June-2019	$5,053,234	$—	$4,263	$4,263
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,261	June-2019	377,854	—	319	319
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	128	June-2019	38,355	—	0	0
Macquarie Bank Ltd.	Receive	Macqarie MQCP641E Index	0.12	Monthly	11,853	February-2020	2,482,351	—	34,209	34,209
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	4,235	February-2020	658,646	—	29	29
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	3,959	February-2020	615,721	—	28	28
Subtotal								—	38,848	38,848

Equity Risk
Goldman Sachs International	Receive	Bovespa Index	—	Monthly	29	June-2019	2,726,969	—	0	0
Subtotal — Appreciation								—	38,848	38,848

Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	237	June-2019	71,016	—	(60)	(60)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	244	June-2019	73,114	—	(62)	(62)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	277	June-2019	83,002	—	(70)	(70)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	380	June-2019	113,866	—	(96)	(96)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	388	June-2019	116,263	—	(98)	(98)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	439	June-2019	131,545	—	(111)	(111)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	481	June-2019	144,130	—	(122)	(122)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	523	June-2019	156,715	—	(132)	(132)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	644	June-2019	192,972	—	(163)	(163)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	698	June-2019	209,153	—	(177)	(177)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	748	June-2019	224,135	—	(189)	(189)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15%	Monthly	1,393	June-2019	$417,407	$—	$(352)	$(352)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	2,302	June-2019	689,786	—	(582)	(582)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	4,673	June-2019	1,400,247	—	(1,181)	(1,181)
Macquarie Bank Ltd.	Receive	Macqarie MQCP641E Index	0.12	Monthly	515	February-2020	107,855	—	(1,486)	(1,486)
Macquarie Bank Ltd.	Receive	Macqarie MQCP641E Index	0.12	Monthly	669	February-2020	140,107	—	(1,931)	(1,931)
Macquarie Bank Ltd.	Receive	Macqarie MQCP641E Index	0.12	Monthly	837	February-2020	175,291	—	(2,416)	(2,416)
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	78,665	February-2020	12,234,335	—	(543)	(543)
Subtotal — Depreciation								—	(9,771)	(9,771)
Total — Total Return Swap Agreements								$—	$29,077	$29,077

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP625E Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Macquarie MQCP641E Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.300%	Monthly	828	October-2019	$822,162	$—	$4,480	$4,480
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.300%	Monthly	604	October-2019	599,523	—	3,267	3,267
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	545	October-2019	541,123	—	2,953	2,953
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	372	October-2019	369,377	—	2,013	2,013
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	371	October-2019	368,207	—	2,005	2,005
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	64	October-2019	63,982	—	352	352
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.280%	Monthly	80	November-2019	396,121	—	1	1
Subtotal — Appreciation								—	15,071	15,071
Equity Risk
J.P. Morgan Securities LLC	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.540%	Monthly	1,291	September-2019	431,923	—	(6,477)	(6,477)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	49	October-2019	48,654	—	(266)	(266)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	133	October-2019	132,063	—	(719)	(719)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	142	October-2019	140,999	—	(768)	(768)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	189	October-2019	187,668	—	(1,022)	(1,022)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Monthly	213	October-2019	211,551	—	(1,150)	(1,150)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.300%	Monthly	66	September-2019	21,748	—	(23)	(23)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.385%	Monthly	519	September-2019	$171,396	$—	$(179)	$(179)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.300%	Monthly	538	September-2019	177,590	—	(185)	(185)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.300%	Monthly	618	September-2019	203,958	—	(212)	(212)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.300%	Monthly	765	September-2019	252,490	—	(262)	(262)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.385%	Monthly	772	October-2019	254,873	—	(265)	(265)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.300%	Monthly	842	September-2019	278,000	—	(289)	(289)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.385%	Monthly	1,627	September-2019	537,062	—	(559)	(559)
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.385%	Monthly	3,859	October-2019	1,273,759	—	(1,326)	(1,326)
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.280%	Monthly	103	November-2019	510,006	—	(1)	(1)
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.280%	Monthly	115	November-2019	569,424	—	(1)	(1)
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.280%	Monthly	162	November-2019	802,145	—	(1)	(1)
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.280%	Monthly	133	November-2019	658,551	—	(1)	(1)
Subtotal — Depreciation								—	(13,706)	(13,706)
Total — Total Return Swap Agreements — Equity Risk								$—	1,365	1,365

(a)	Over-The-Counter options purchased, options written and Swap agreements are collateralized by cash held with Counterparties in the amount of $1,886,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
05/10/2019	Barclays Bank PLC	TWD	80,027,564	USD	2,615,707	$24,707
05/10/2019	Barclays Bank PLC	KRW	3,033,978,287	USD	2,717,255	119,271
05/10/2019	Barclays Bank PLC	USD	1,067,275	MXN	20,672,050	21,911
06/13/2019	Barclays Bank PLC	EUR	3,231,201	USD	3,691,282	54,267
07/12/2019	Barclays Bank PLC	CAD	1,238,800	USD	931,800	5,442
07/12/2019	Barclays Bank PLC	KRW	2,089,947,287	USD	1,847,926	54,120
07/12/2019	Barclays Bank PLC	USD	318,947	MXN	6,221,500	5,540
05/10/2019	Barclays Bank PLC	SEK	186,270	EUR	169,476	3,931
06/13/2019	Barclays Bank PLC	NZD	847,900	USD	572,040	5,299
05/10/2019	Barclays Bank PLC	NZD	1,131,947	USD	758,911	2,780
05/10/2019	BNP Paribas S.A.	USD	127,449	AUD	181,801	737

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/10/2019	Citibank, N.A.	CAD	674,098	USD	509,607	$6,317
05/16/2019	Citibank, N.A.	ZAR	5,133,861	USD	363,171	4,838
05/10/2019	Citibank, N.A.	AUD	1,992,135	USD	1,418,191	13,562
04/14/2020	Citibank, N.A.	HKD	27,545,934	USD	3,536,277	5,299
07/12/2019	Citibank, N.A.	NZD	419,394	USD	281,237	752
05/10/2019	Goldman Sachs International	USD	3,629,549	INR	263,855,507	160,457
05/10/2019	Goldman Sachs International	EUR	1,378,000	USD	1,572,920	26,403
05/10/2019	Goldman Sachs International	GBP	970,000	USD	1,287,087	21,664
06/13/2019	Goldman Sachs International	USD	2,340,462	JPY	259,922,104	913
06/13/2019	Goldman Sachs International	EUR	1,631,266	NOK	14,214,833	19,089
06/13/2019	Goldman Sachs International	CAD	1,132,200	USD	853,202	7,172
06/13/2019	Goldman Sachs International	CNY	17,716,062	USD	2,642,098	12,373
06/13/2019	Goldman Sachs International	BRL	4,365,500	USD	1,143,934	34,174
07/12/2019	Goldman Sachs International	CNY	405,500	USD	60,396	208
07/12/2019	Goldman Sachs International	BRL	1,484,500	USD	383,117	6,630
06/21/2019	Goldman Sachs International	GBP	1,500,000	USD	1,975,050	13,849
06/21/2019	Goldman Sachs International	EUR	185,000	USD	208,800	420
05/16/2019	Goldman Sachs International	ZAR	11,123,365	USD	789,270	12,880
05/10/2019	Goldman Sachs International	NOK	179,250	EUR	160,373	736
06/21/2019	Goldman Sachs International	USD	169,589	GBP	130,000	382
05/10/2019	Goldman Sachs International	USD	67,252	AUD	95,936	392
05/10/2019	J.P. Morgan Chase Bank, N.A.	EUR	1,638,582	NOK	14,182,333	5,776
05/10/2019	J.P. Morgan Chase Bank, N.A.	EUR	2,680,842	USD	3,085,754	77,070
05/10/2019	J.P. Morgan Chase Bank, N.A.	BRL	4,126,000	USD	1,116,176	64,591
05/13/2019	J.P. Morgan Chase Bank, N.A.	USD	235,766	RUB	15,644,487	5,843
05/10/2019	J.P. Morgan Chase Bank, N.A.	CAD	1,047,900	USD	796,696	14,320
06/13/2019	J.P. Morgan Chase Bank, N.A.	USD	1,069,674	MXN	20,941,008	27,634
06/13/2019	J.P. Morgan Chase Bank, N.A.	KRW	2,441,608,287	USD	2,173,313	80,087
07/12/2019	J.P. Morgan Chase Bank, N.A.	EUR	1,520,560	USD	1,724,016	8,205
05/10/2019	J.P. Morgan Chase Bank, N.A.	AUD	1,128,089	USD	802,969	7,568
05/16/2019	J.P. Morgan Chase Bank, N.A.	ZAR	17,968,511	USD	1,282,534	28,367
06/13/2019	J.P. Morgan Chase Bank, N.A.	NZD	847,900	USD	573,370	6,629
05/10/2019	J.P. Morgan Chase Bank, N.A.	NZD	563,854	USD	378,743	2,093
07/12/2019	J.P. Morgan Chase Bank, N.A.	NZD	423,950	USD	285,941	2,410
05/10/2019	Merrill Lynch International	CAD	635,433	USD	474,909	487
05/13/2019	Morgan Stanley & Co. LLC	USD	289,457	RUB	19,237,313	7,639
05/28/2019	Morgan Stanley & Co. LLC	CAD	38,866	USD	29,561	531
06/13/2019	Morgan Stanley & Co. LLC	USD	419,061	RUB	27,908,400	10,019
07/12/2019	Morgan Stanley & Co. LLC	USD	412,017	RUB	27,231,000	4,973
05/10/2019	Morgan Stanley & Co. LLC	CAD	3,678,732	USD	2,763,111	16,527
06/13/2019	Standard Charted Bank PLC	TWD	78,067,138	USD	2,540,834	7,709
07/12/2019	Standard Charted Bank PLC	TWD	48,714,597	USD	1,587,984	4,273
04/14/2020	Standard Charted Bank PLC	HKD	26,910,066	USD	3,454,900	5,432
05/16/2019	State Street Bank & Trust Co.	DKK	1,149,671	USD	175,767	2,825
05/16/2019	State Street Bank & Trust Co.	THB	4,865,000	USD	153,315	883
05/16/2019	State Street Bank & Trust Co.	BRL	167,000	USD	43,915	1,370
05/16/2019	State Street Bank & Trust Co.	AUD	1,653,646	USD	1,174,807	8,674
05/16/2019	State Street Bank & Trust Co.	SGD	165,518	USD	122,650	931
05/16/2019	State Street Bank & Trust Co.	CAD	658,000	USD	493,919	2,577
05/16/2019	State Street Bank & Trust Co.	SEK	2,962,647	USD	323,657	11,371

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/16/2019	State Street Bank & Trust Co.	HKD	9,530,076	USD	1,215,702	$635
05/16/2019	State Street Bank & Trust Co.	EUR	6,451,656	USD	7,350,950	106,582
05/16/2019	State Street Bank & Trust Co.	NOK	3,083,071	USD	362,053	4,502
05/16/2019	State Street Bank & Trust Co.	GBP	6,373,046	USD	8,451,118	134,456
05/16/2019	State Street Bank & Trust Co.	JPY	90,659,161	USD	818,114	3,322
05/16/2019	State Street Bank & Trust Co.	KRW	1,269,852,643	USD	1,125,769	38,185
05/16/2019	State Street Bank & Trust Co.	CNY	2,261,811	USD	337,626	1,883
05/16/2019	State Street Bank & Trust Co.	INR	16,931,000	USD	244,336	1,324
05/16/2019	State Street Bank & Trust Co.	USD	292	IDR	4,163,000	0
05/16/2019	State Street Bank & Trust Co.	CHF	931,878	USD	937,440	21,729
05/16/2019	State Street Bank & Trust Co.	TWD	18,161,602	USD	590,696	2,464
05/16/2019	State Street Bank & Trust Co.	USD	16,415	ZAR	241,000	407
05/16/2019	State Street Bank & Trust Co.	USD	60,991	CAD	82,000	239
05/16/2019	State Street Bank & Trust Co.	USD	1,854	MXN	36,000	41
05/16/2019	State Street Bank & Trust Co.	USD	21,570	INR	1,506,000	45
05/16/2019	State Street Bank & Trust Co.	ZAR	143,000	USD	10,046	66
05/16/2019	State Street Bank & Trust Co.	MXN	33,000	USD	1,740	3
05/16/2019	State Street Bank & Trust Co.	USD	274,725	GBP	211,000	624
05/16/2019	State Street Bank & Trust Co.	USD	379,736	EUR	340,000	2,039
05/16/2019	State Street Bank & Trust Co.	USD	6,864	CHF	7,000	15
05/16/2019	State Street Bank & Trust Co.	USD	2,719	TWD	84,000	1
05/16/2019	State Street Bank & Trust Co.	USD	1,037	NOK	9,000	7
Subtotal — Appreciation						1,381,898

Currency Risk
05/10/2019	Barclays Bank PLC	EUR	923,842	SEK	8,579,001	(19,990)
06/13/2019	Barclays Bank PLC	EUR	1,772,851	SEK	16,641,000	(14,801)
05/10/2019	Barclays Bank PLC	USD	3,149,187	CAD	4,193,183	(18,508)
07/12/2019	Barclays Bank PLC	EUR	2,489,268	SEK	23,039,000	(49,745)
07/12/2019	Barclays Bank PLC	EUR	1,892,855	NOK	16,223,833	(7,236)
07/12/2019	Citibank, N.A.	USD	1,892,851	JPY	209,371,104	(2,444)
05/10/2019	Citibank, N.A.	USD	82,940	BRL	320,000	(1,383)
05/10/2019	Goldman Sachs International	CNY	19,632,231	USD	2,902,673	(11,535)
05/10/2019	Goldman Sachs International	MXN	1,500,000	USD	77,411	(1,622)
05/10/2019	Goldman Sachs International	ZAR	2,000,000	USD	137,793	(1,902)
06/21/2019	Goldman Sachs International	USD	864,442	GBP	660,000	(1,513)
06/21/2019	Goldman Sachs International	USD	338,264	EUR	300,000	(350)
05/10/2019	Goldman Sachs International	USD	1,518,229	AUD	2,132,075	(14,930)
05/10/2019	Goldman Sachs International	USD	334,233	CAD	445,780	(1,409)
05/10/2019	J.P. Morgan Chase Bank, N.A.	USD	2,492,131	JPY	272,025,104	(48,526)
05/10/2019	J.P. Morgan Chase Bank, N.A.	USD	710,895	AUD	1,003,124	(3,605)
07/12/2019	J.P. Morgan Chase Bank, N.A.	NZD	852,456	USD	567,683	(2,426)
05/10/2019	J.P. Morgan Chase Bank, N.A.	AUD	292,712	USD	205,123	(1,265)
05/20/2019	J.P. Morgan Chase Bank, N.A.	USD	20,000	ARS	992,400	(558)
07/12/2019	Standard Charted Bank PLC	USD	1,946,079	INR	135,267,114	(18,127)
05/10/2019	Standard Charted Bank PLC	INR	13,565,400	USD	194,064	(788)
05/16/2019	State Street Bank & Trust Co.	MXN	906,000	USD	47,312	(378)
05/16/2019	State Street Bank & Trust Co.	ZAR	2,115,000	USD	145,563	(2,061)
05/16/2019	State Street Bank & Trust Co.	USD	542,683	HKD	4,254,000	(304)
05/16/2019	State Street Bank & Trust Co.	USD	137,072	KRW	155,223,295	(4,130)
05/16/2019	State Street Bank & Trust Co.	IDR	631,416,000	USD	44,234	(7)
05/16/2019	State Street Bank & Trust Co.	USD	4,962	IDR	70,201,000	(43)
05/16/2019	State Street Bank & Trust Co.	USD	638,707	AUD	899,000	(4,740)
05/16/2019	State Street Bank & Trust Co.	USD	48,083	SEK	440,000	(1,704)
05/16/2019	State Street Bank & Trust Co.	USD	62,723	NOK	534,000	(794)
05/16/2019	State Street Bank & Trust Co.	USD	1,072,835	EUR	947,000	(9,476)
05/16/2019	State Street Bank & Trust Co.	USD	605,896	GBP	461,000	(4,304)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/16/2019	State Street Bank & Trust Co.	USD	102,393	CHF	102,000	$(2,162)
05/16/2019	State Street Bank & Trust Co.	USD	59,976	CAD	80,000	(239)
05/16/2019	State Street Bank & Trust Co.	USD	179,666	JPY	19,802,000	(1,698)
05/16/2019	State Street Bank & Trust Co.	USD	1,552	BRL	6,000	(24)
05/16/2019	State Street Bank & Trust Co.	USD	39,644	INR	2,758,000	(58)
05/16/2019	State Street Bank & Trust Co.	JPY	7,390,000	USD	66,190	(227)
05/16/2019	State Street Bank & Trust Co.	USD	48,902	TWD	1,506,000	(125)
05/16/2019	State Street Bank & Trust Co.	USD	12,291	THB	391,000	(41)
05/16/2019	State Street Bank & Trust Co.	USD	1,795	MXN	34,000	(5)
05/16/2019	State Street Bank & Trust Co.	GBP	10,000	USD	13,021	(29)
05/16/2019	State Street Bank & Trust Co.	AUD	101,000	USD	70,903	(321)
05/16/2019	State Street Bank & Trust Co.	CAD	43,000	USD	31,991	(119)
05/16/2019	State Street Bank & Trust Co.	THB	194,000	USD	6,033	(46)
05/16/2019	State Street Bank & Trust Co.	SEK	112,000	USD	11,729	(76)
05/16/2019	State Street Bank & Trust Co.	SGD	7,000	USD	5,130	(17)
05/16/2019	State Street Bank & Trust Co.	TWD	71,000	USD	2,292	(8)
Subtotal — Depreciation						(255,799)
Total Forward Foreign Currency Contracts						$1,126,099

Abbreviations:

ARS	– Argentina Peso
AUD	– Australian Dollar
BBSW	– Bank Bill Swap Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
CDOR	– Canadian Dealer Offered Rate
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
CPI	– Consumer Price Index
DKK	– Denmark Krone

EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NOK	– Norwegian Krone

NSA	– Non-Seasonally Adjusted
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– Taiwan New Dollar
UK	– United Kingdom
USD	– U.S. Dollar
ZAR	– South African Rand

Portfolio Composition

By Asset Type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	5.12%	37.92%	0.04%
Credit	4.88	8.18	15.52
Currency	29.26	246.01	2.04
Equity	30.61	823.17	31.80
Inflation	4.64	135.61	3.57
Interest Rate	18.10	440.24	14.51
Volatility(4)	7.39	0.67	(1.07)
Money Market Funds Plus Other Assets less Liabilities	—	—	33.59

(1)

The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

(2)

The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of April 30, 2019.

(3)

The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of April 30, 2019.

(4)

Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

April 30, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $44,395,247)	$44,996,238
Investments in affiliated money market funds, at value (Cost $18,432,147)	18,432,678
Other investments:
Variation margin receivable — centrally cleared swap agreements	479,229
Swaps receivable — OTC	140,194
Unrealized appreciation on swap agreements — OTC	137,653
Unrealized appreciation on forward foreign currency contracts outstanding	1,381,898
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	3,167,734
Cash collateral — centrally cleared swap agreements	575,704
Cash collateral — OTC Derivatives	1,886,000
Cash	283,344
Foreign currencies, at value (Cost $2,340,452)	2,328,208
Receivable for:
Investments sold	475,456
Fund shares sold	65,722
Fund expenses absorbed	168,515
Dividends	168,772
Interest	416,384
Investment for trustee deferred compensation and retirement plans	15,149
Other assets	38,353
Total assets	75,157,231

Liabilities:
Other investments:
Options written, at value (premiums received $3,946,029)	3,456,952
Swaps payable — OTC	455,111
Variation margin payable — futures contracts	707,445
Unrealized depreciation on forward foreign currency contracts outstanding	255,799
Unrealized depreciation on swap agreements — OTC	985,225
Payable for:
Fund shares reacquired	86,182
Accrued foreign taxes	3,211
Accrued fees to affiliates	22,094
Accrued trustees’ and officers’ fees and benefits	1,594
Accrued other operating expenses	839,380
Trustee deferred compensation and retirement plans	15,149
Total liabilities	6,828,142
Net assets applicable to shares outstanding	$68,329,089

Net assets consist of:
Shares of beneficial interest	$75,561,630
Distributable earnings	(7,232,541)
$68,329,089

Net Assets:
Class A	$9,786,852
Class C	$5,911,012
Class R	$21,556
Class Y	$41,456,458
Class R5	$9,740
Class R6	$11,143,471

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,010,049
Class C	623,074
Class R	2,239
Class Y	4,258,231
Class R5	1,000
Class R6	1,144,941
Class A:
Net asset value per share	$9.69
Maximum offering price per share
(Net asset value of $9.69 ÷ 94.50%)	$10.25
Class C:
Net asset value and offering price per share	$9.49
Class R:
Net asset value and offering price per share	$9.63
Class Y:
Net asset value and offering price per share	$9.74
Class R5:
Net asset value and offering price per share	$9.74
Class R6:
Net asset value and offering price per share	$9.73

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the six months ended April 30, 2019

(Unaudited)

Investment income:
Interest	$424,808
Dividends (net of foreign withholding taxes of $29,638)	400,582
Dividends from affiliated money market funds	280,839
Total investment income	1,106,229

Expenses:
Advisory fees	439,044
Administrative services fees	11,881
Custodian fees	54,010
Distribution fees:
Class A	13,181
Class C	32,416
Class R	52
Transfer agent fees — A, C, R and Y	31,496
Transfer agent fees — R6	191
Trustees’ and officers’ fees and benefits	11,762
Registration and filing fees	40,596
Licensing fees	71,842
Reports to shareholders	13,100
Professional services fees	57,089
Pricing fees	473,533
Other	132,175
Total expenses	1,382,368
Less: Fees waived and expenses reimbursed	(880,014)
Net expenses	502,354
Net investment income	603,875

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $4,936)	(9,098,236)
Foreign currencies	(563,059)
Forward foreign currency contracts	1,355,339
Futures contracts	39,496
Option contracts written	7,010,311
Swap agreements	(621,462)
(1,877,611)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $3,212)	5,661,350
Foreign currencies	39,052
Forward foreign currency contracts	126,299
Futures contracts	(2,638,972)
Option contracts written	(799,025)
Swap agreements	631,984
3,020,688
Net realized and unrealized gain	1,143,077
Net increase in net assets resulting from operations	$1,746,952

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2019 and the year ended October 31, 2018

(Unaudited)

	April 30, 2019	October 31, 2018
Operations:
Net investment income	$603,875	$1,877,806
Net realized gain (loss)	(1,877,611)	(5,888,031)
Change in net unrealized appreciation (depreciation)	3,020,688	(105,703)
Net increase (decrease) in net assets resulting from operations	1,746,952	(4,115,928)

Distributions to shareholders from distributable earnings:
Class A	(209,288)	—
Class C	(61,092)	—
Class R	(310)	—
Class Y	(1,197,534)	—
Class R5	(207)	—
Class R6	(232,723)	—
Total distributions to shareholders from distributable earnings	(1,701,154)	—

Share transactions–net:
Class A	(1,667,480)	(7,472,627)
Class C	(1,501,403)	(4,529,099)
Class R	1,066	(4,720)
Class Y	(28,931,562)	(34,676,616)
Class R6	259,080	2,569,725
Net increase (decrease) in net assets resulting from share transactions	(31,840,299)	(44,113,337)
Net increase (decrease) in net assets	(31,794,501)	(48,229,265)

Net assets:
Beginning of period	100,123,590	148,352,855
End of period	$68,329,089	$100,123,590

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

44                         Invesco Global Targeted Returns Fund

Consolidated Financial Highlights

April 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/19	$9.64	$0.06	$0.17	$0.23	$(0.18)	$—	$—	$(0.18)	$9.69	2.40%	$9,787	1.39	%(d)	3.61	%(d)	1.38	%(d)	35%
Year ended 10/31/18	10.00	0.13	(0.49)	(0.36)	—	—	—	—	9.64	(3.60)	11,416	1.40		2.69		1.26		67
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.01)	(0.31)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	—	(0.14)	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	—	(0.10)	(0.16)	10.33	0.49	23,688	1.33	(e)	2.38		0.05		79
Year ended 10/31/14(f)	10.00	(0.02)	0.46	0.44	—	—	—	—	10.44	4.40	13,504	1.29	(e)(g)	3.16	(g)	(0.18	)(g)	20
Class C
Six months ended 04/30/19	9.38	0.03	0.16	0.19	(0.08)	—	—	(0.08)	9.49	2.06	5,911	2.14	(d	4.36	(d)	0.63	(d)	35
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	—	—	—	—	9.38	(4.29)	7,351	2.15		3.44		0.51		67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.00)	(0.31)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	—	(0.14)	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	—	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08	(e)	3.13		(0.70)		79
Year ended 10/31/14(f)	10.00	(0.08)	0.45	0.37	—	—	—	—	10.37	3.70	444	2.04	(e)(g)	3.91	(g)	(0.93	)(g)	20
Class R
Six months ended 04/30/19	9.56	0.05	0.16	0.21	(0.14)	—	—	(0.14)	9.63	2.29	22	1.64	(d)	3.86	(d)	1.13	(d)	35
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	—	—	—	—	9.56	(3.82)	20	1.65		2.94		1.01		67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.01)	(0.31)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	—	(0.14)	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	—	(0.10)	(0.15)	10.29	0.27	10	1.58	(e)	2.63		(0.20)		79
Year ended 10/31/14(f)	10.00	(0.04)	0.46	0.42	—	—	—	—	10.42	4.20	10	1.54	(e)(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Six months ended 04/30/19	9.70	0.08	0.17	0.25	(0.21)	—	—	(0.21)	9.74	2.63	41,456	1.14	(d)	3.36	(d)	1.63	(d)	35
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	70,488	1.15		2.44		1.51		67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	—	(0.14)	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.72	97,703	1.08	(e)	2.13		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	16,352	1.04	(e)(g)	2.91	(g)	0.07	(g)	20
Class R5
Six months ended 04/30/19	9.71	0.08	0.16	0.24	(0.21)	—	—	(0.21)	9.74	2.53	10	1.14	(d)	3.27	(d)	1.63	(d)	35
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	—	—	—	—	9.71	(3.38)	10	1.15		2.35		1.51		67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	—	(0.10)	(0.16)	10.38	0.82	62	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	2,724	1.04	(e)(g)	2.87	(g)	0.07	(g)	20
Class R6
Six months ended 04/30/19	9.70	0.08	0.16	0.24	(0.21)	—	—	(0.21)	9.73	2.53	11,143	1.14	(d)	3.27	(d)	1.63	(d)	35
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	10,839	1.15		2.35		1.51		67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.73	8,063	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	9,298	1.04	(e)(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $10,632, $6,537, $21, $52,343, $10 and $10,945 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.50% for the years ended October 31, 2016 and 2015 and the period ended October 31, 2014.

(f)	Commencement date of December 19, 2013.
(g)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

45                         Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

April 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

46                         Invesco Global Targeted Returns Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

47                         Invesco Global Targeted Returns Fund

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of

48                         Invesco Global Targeted Returns Fund

Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.

Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

49                         Invesco Global Targeted Returns Fund

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

50                         Invesco Global Targeted Returns Fund

Q.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

R.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above.

Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2019, the Adviser waived advisory fees of $848,327 and reimbursed class level expenses of $4,816, $2,961, $10, $23,709, $0 and $191 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

51                         Invesco Global Targeted Returns Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $87 in front-end sales commissions from the sale of Class A shares and $0 and $32 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$12,151,423	$7,686,741	$—	$19,838,164
Non-U.S. Dollar Denominated Bonds & Notes	—	11,564,446	—	11,564,446
U.S. Dollar Denominated Bonds & Notes	—	7,527,737	—	7,527,737
U.S. Treasury Securities	—	2,263,129	—	2,263,129
Exchange-Traded Fund	89,069	—	—	89,069
Money Market Funds	18,432,678	—	—	18,432,678
Options Purchased	—	3,713,693	—	3,713,693
Total Investments in Securities	30,673,170	32,755,746	—	63,428,916

Other Investments — Assets*
Futures Contracts	184,561	—	—	184,561
Forward Foreign Currency Contracts	—	1,381,898	—	1,381,898
Swap Agreements	—	2,196,069	—	2,196,069
	184,561	3,577,967	—	3,762,528

Other Investments — Liabilities*
Futures Contracts	(894,357)	—	—	(894,357)
Forward Foreign Currency Contracts	—	(255,799)	—	(255,799)
Options Written	—	(3,456,952)	—	(3,456,952)
Swap Agreements	—	(2,707,233)	—	(2,707,233)
	(894,357)	(6,419,984)	—	(7,314,341)
Total Other Investments	(709,796)	(2,842,017)	—	(3,551,813)
Total Investments	$29,963,374	$29,913,729	$—	$59,877,103

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

52                         Invesco Global Targeted Returns Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$163,362	$21,199	$184,561
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	—	—	—	2,058,416	2,058,416
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	1,381,898	—	—	1,381,898
Unrealized appreciation on swap agreements — OTC	38,848	—	1,202	97,603	—	137,653
Options purchased, at value — OTC(b)	—	—	298,497	1,958,015	1,457,181	3,713,693
Total Derivative Assets	38,848	—	1,681,597	2,218,980	3,536,796	7,476,221
Derivatives not subject to master netting agreements	—	—	—	(163,362)	(2,079,615)	(2,242,977)
Total Derivative Assets subject to master netting agreements	$38,848	$—	$1,681,597	$2,055,618	$1,457,181	$5,233,244

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(790,605)	$(103,752)	$(894,357)
Unrealized depreciation on swap agreements — OTC	(9,771)	(595)	(67,754)	(759,880)	(147,225)	(985,225)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	(28,006)	—	—	(1,694,002)	(1,722,008)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(255,799)	—	—	(255,799)
Options written, at value — OTC	—	—	(290,899)	(2,561,193)	(604,860)	(3,456,952)
Total Derivative Liabilities	(9,771)	(28,601)	(614,452)	(4,111,678)	(2,549,839)	(7,314,341)
Derivatives not subject to master netting agreements	—	28,006	—	790,605	1,797,754	2,616,365
Total Derivative Liabilities subject to master netting agreements	$(9,771)	$(595)	$(614,452)	$(3,321,073)	$(752,085)	$(4,697,976)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

53                         Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged		Net Amount(a)
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash
Fund
Bank of America, N.A.	$—	$1,019,740	$—	$1,019,740	$—	$(592,150)	$(1,278)	$(593,428)	$426,312	$—	$(426,312)	$—
Bank of America Merrill Lynch	—	—	58,203	58,203	—	—	—	—	58,203	—	—	58,203
Barclays Bank PLC	297,268	—	—	297,268	(110,280)	0	(7,504)	(117,784)	179,484	—	(179,484)	—
BNP Paribas S.A.	737	—	1,147	1,884	—	—	(1,668)	(1,668)	216	—	—	216
Citibank, N.A.	30,768	722,548	81,991	835,307	(3,827)	(604,860)	—	(608,687)	226,620	—	(150,000)	76,620
Citigroup Global Markets Inc.	—	202,508	655	203,163	—	(208,787)	(11,716)	(220,503)	(17,340)	—	—	(17,340)
Goldman Sachs International	317,742	161,266	0	479,008	(33,261)	(98,682)	(273,730)	(405,673)	73,335	—	(73,335)	—
HSBC Bank, N.A.	—	3,379	—	3,379	—	—	—	—	3,379	—	—	3,379
J.P. Morgan Chase Bank, N.A.	330,593	396,313	—	726,906	(56,380)	(377,874)	(595)	(434,849)	292,057	—	(170,000)	122,057
J.P. Morgan Securities LLC	—	84,579	14,992	99,571	—	(82,112)	(195,252)	(277,364)	(177,793)	—	—	(177,793)
Merrill Lynch International	487	—	—	487	—	—	(3,785)	(3,785)	(3,298)	—	—	(3,298)
Morgan Stanley & Co International PLC	—	3,078	—	3,078	—	—	—	—	3,078	—	—	3,078
Morgan Stanley & Co. LLC	39,689	—	—	39,689	—	—	—	—	39,689	—	—	39,689
Morgan Stanley Capital Services LLC	—	82,337	—	82,337	—	—	—	—	82,337	—	—	82,337
Societe Generale	—	299,766	29,101	328,867	—	(191,956)	(210,377)	(402,333)	(73,466)	—	73,466	—
Standard Charted Bank PLC	17,414	—	—	17,414	(18,915)	—	—	(18,915)	(1,501)	—	—	(1,501)
State Street Bank & Trust Co.	347,200	—	—	347,200	(33,136)	—	—	(33,136)	314,064	—	(314,064)	—
UBS AG	—	738,179	52,910	791,089	—	(1,300,531)	(724,660)	(2,025,191)	(1,234,102)	—	800,000	(434,102)
Subtotal — Fund	1,381,898	3,713,693	238,999	5,334,590	(255,799)	(3,456,952)	(1,430,565)	(5,143,316)	191,274	—	(439,729)	(248,455)

Subsidiary
BNP Paribas S.A.	—	—	4,582	4,582	—	—	(3,395)	(3,395)	1,187	—	—	1,187
Macquarie Bank Ltd.	—	—	34,266	34,266	—	—	(6,376)	(6,376)	27,890	—	—	27,890
Subtotal — Subsidiary	—	—	38,848	38,848	—	—	(9,771)	(9,771)	29,077	—	—	29,077
Total	$1,381,898	$3,713,693	$277,847	$5,373,438	$(255,799)	$(3,456,952)	$(1,440,336)	$(5,153,087)	$220,351	$—	$(439,729)	$(219,378)

The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

54                         Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the six months ended April 30, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$1,355,339	$—	$—	$1,355,339
Futures contracts	—	—	—	(270,330)	309,826	39,496
Options purchased(a)	—	—	(664,659)	(7,559,348)	(150,223)	(8,374,230)
Options written	—	—	495,341	6,626,839	(111,869)	7,010,311
Swap agreements	(620,521)	(9,091)	—	(431,709)	439,679	(621,642)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	126,299	—	—	126,299
Futures contracts	—	—	—	(2,554,554)	(84,418)	(2,638,972)
Options purchased(a)	—	—	(73,056)	2,348,616	618,262	2,893,822
Options written	—	—	(166,503)	(589,470)	(43,052)	(799,025)
Swap agreements	(169,044)	(88,846)	(66,552)	482,002	474,424	631,984
Total	$(789,565)	$(97,937)	$1,006,209	$(1,947,954)	$1,452,629	$(376,618)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$158,648,854	$42,907,526	$107,328,194	$71,288,948	$31,011,972	$124,371,052	$20,555,496	$2,682,781	$426,965,268
Average Contracts	—	—	3,391	—	—	1,794	—	—	—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

55                         Invesco Global Targeted Returns Fund

The Fund had a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$2,316,331	$2,316,331

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $16,713,430 and $33,858,822, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,679,877
Aggregate unrealized (depreciation) of investments	(6,815,040)
Net unrealized appreciation (depreciation) of investments	$(3,135,163)

Cost of investments for tax purposes is $62,879,533.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	139,593	$1,339,445	242,971	$2,411,704
Class C	3,245	30,001	20,964	203,906
Class R	95	900	168	1,650
Class Y	355,436	3,399,002	2,738,953	27,496,036
Class R6	17,428	168,179	347,964	3,462,293

Issued as reinvestment of dividends:
Class A	15,830	148,007	—	—
Class C	4,992	45,826	—	—
Class R	18	166	—	—
Class Y	114,033	1,069,629	—	—
Class R6	24,788	232,515	—	—

Automatic conversion of Class C shares to Class A shares:
Class A	13,100	124,716	—	—
Class C	(13,353)	(124,716)	—	—

Reacquired:
Class A	(343,078)	(3,279,648)	(994,972)	(9,884,331)
Class C	(155,679)	(1,452,514)	(488,145)	(4,733,005)
Class R	—	—	(661)	(6,370)
Class Y	(3,475,849)	(33,400,193)	(6,237,453)	(62,172,652)
Class R6	(14,693)	(141,614)	(89,972)	(892,568)
Net increase (decrease) in share activity	(3,314,094)	$(31,840,299)	(4,460,183)	$(44,113,337)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

56                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,024.00	$6.98	$1,017.90	$6.95	1.39%
Class C	1,000.00	1,019.50	10.72	1,014.18	10.69	2.14
Class R	1,000.00	1,022.90	8.23	1,016.66	8.20	1.64
Class Y	1,000.00	1,025.30	5.72	1,019.14	5.71	1.14
Class R5	1,000.00	1,025.30	5.72	1,019.14	5.71	1.14
Class R6	1,000.00	1,025.30	5.72	1,019.14	5.71	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

57                         Invesco Global Targeted Returns Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Greater China Fund
Nasdaq:
A: AACFX ■ C: CACFX ■ Y: AMCYX ■ R5: IACFX ■ R6: CACSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	14.65%
Class C Shares	14.24
Class Y Shares	14.79
Class R5 Shares	14.93
Class R6 Shares	14.89
MSCI Golden Dragon Index▼ (Broad Market/Style-Specific Index)	19.71
Lipper China Region Funds Index■ (Peer Group Index)	21.19
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Greater China Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	8.94%
10 Years	8.94
5 Years	8.82
1 Year	–5.50
Class C Shares
Inception (3/31/06)	8.78%
10 Years	8.76
5 Years	9.24
1 Year	–1.57
Class Y Shares
Inception (10/3/08)	9.72%
10 Years	9.84
5 Years	10.34
1 Year	0.25
Class R5 Shares
Inception (3/31/06)	9.92%
10 Years	10.07
5 Years	10.55
1 Year	0.41
Class R6 Shares
10 Years	9.65%
5 Years	10.24
1 Year	0.40
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	8.75%
10 Years	9.77
5 Years	6.66
1 Year	–11.36
Class C Shares
Inception (3/31/06)	8.60%
10 Years	9.58
5 Years	7.07
1 Year	–7.72
Class Y Shares
Inception (10/3/08)	9.49%
10 Years	10.68
5 Years	8.14
1 Year	–5.98
Class R5 Shares
Inception (3/31/06)	9.73%
10 Years	10.92
5 Years	8.36
1 Year	–5.83
Class R6 Shares
10 Years	10.48%
5 Years	8.04
1 Year	–5.87
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.79%, 2.54%, 1.54%, 1.40% and
1.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
3	Invesco Greater China Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Greater China Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.44%(b)
Airport Services–3.02%
Shanghai International Airport Co. Ltd.	256,150	$ 2,685,529
Apparel Retail–1.60%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	6,054,000	1,419,967
Auto Parts & Equipment–4.24%
Hu Lane Associate, Inc. (Taiwan)	257,000	718,579
HUAYU Automotive Systems Co., Ltd. – Class A	394,204	1,376,858
Minth Group Ltd.	532,000	1,678,437
		3,773,874
Automobile Manufacturers–0.43%
Jiangling Motors Corp., Ltd. – Class B	311,100	381,102
Commodity Chemicals–3.88%
Formosa Chemicals & Fibre Corp. (Taiwan)	457,000	1,641,597
Formosa Plastics Corp. (Taiwan)	499,000	1,808,615
		3,450,212
Construction Materials–1.79%
Asia Cement China Holdings Corp.	1,343,500	1,592,718
Electrical Components & Equipment–1.31%
Voltronic Power Technology Corp. (Taiwan)(c)	59,150	1,167,648
Electronic Components–2.43%
Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	804,013
Largan Precision Co., Ltd. (Taiwan)	9,000	1,354,325
		2,158,338
Electronic Equipment & Instruments–2.03%
Flytech Technology Co., Ltd. (Taiwan)(c)	195,000	494,110
Universal Scientific Industrial (Shanghai) Co., Ltd. – Class A	665,872	1,308,655
		1,802,765
Electronic Manufacturing Services–0.15%
FIH Mobile Ltd. (c)	877,000	130,799
Food Retail–2.39%
President Chain Store Corp. (Taiwan)	228,000	2,124,980
Footwear–1.77%
Stella International Holdings Ltd. (Hong Kong)	886,000	1,574,398
Gas Utilities–2.94%
ENN Energy Holdings Ltd.	102,000	963,466
Shares		Value
Gas Utilities–(continued)
Towngas China Co. Ltd. (c)	2,082,000	$ 1,656,088
		2,619,554
Health Care Equipment–1.56%
MicroPort Scientific Corp.	1,476,000	1,388,548
Health Care Supplies–3.65%
Shandong Weigao Group Medical Polymer Co. Ltd. – Class H	3,308,000	3,246,941
Hotels, Resorts & Cruise Lines–0.95%
Shanghai Jinjiang International Hotels Development Co., Ltd. – Class B	381,578	842,524
Household Appliances–2.30%
Gree Electric Appliances, Inc. of Zhuhai – Class A	247,999	2,046,043
Hypermarkets & Super Centers–2.25%
Sun Art Retail Group Ltd. (Hong Kong)	2,288,500	2,005,859
Industrial Conglomerates–2.70%
CK Hutchison Holdings Ltd. (Hong Kong)	229,000	2,401,768
Industrial Machinery–1.30%
CIMC Enric Holdings Ltd.	1,190,000	1,155,900
Interactive Home Entertainment–1.24%
Changyou.com Ltd. – ADR	56,500	1,098,925
Interactive Media & Services–14.43%
Autohome, Inc. – ADR (c)	21,600	2,494,584
Tencent Holdings Ltd.	89,800	4,448,939
Weibo Corp. – ADR (c)	44,214	3,028,659
YY, Inc. – ADR (c)	33,800	2,859,818
		12,832,000
Internet & Direct Marketing Retail–15.73%
Alibaba Group Holding Ltd. – ADR (c)	45,248	8,396,671
Ctrip.com International, Ltd. – ADR (c)	56,886	2,505,828
PChome Online, Inc. (Taiwan)(c)	268,305	1,141,779
Vipshop Holdings Ltd. – ADR (c)	225,599	1,942,408
		13,986,686
Leisure Products–0.88%
Goodbaby International Holdings Ltd.	2,750,000	781,728
Marine Ports & Services–1.22%
Qingdao Port International Co., Ltd. – Class H, REGS (d)	1,562,000	1,085,165
Packaged Foods & Meats–2.65%
Qinqin Foodstuffs Group (Cayman) Co. Ltd. (c)	55,600	18,144
Toly Bread Co. Ltd. – Series A	147,550	821,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Greater China Fund

Shares		Value
Packaged Foods & Meats–(continued)
Uni-President China Holdings Ltd.	1,654,000	$ 1,513,833
		2,353,306
Personal Products–2.87%
Hengan International Group Co. Ltd.	289,500	2,551,872
Pharmaceuticals–2.03%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. – Class H	477,000	425,632
Sino Biopharmaceutical Ltd.	1,436,000	1,376,611
		1,802,243
Renewable Electricity–2.28%
China Yangtze Power Co., Ltd. – Class A	808,758	2,025,256
Restaurants–2.87%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	1,356,230
Cafe de Coral Holdings Ltd. (Hong Kong)	332,000	817,642
Xiabuxiabu Catering Management China Holdings Co. Ltd. – REGS (c)(d)	217,000	381,730
		2,555,602
Semiconductors–3.51%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	370,000	3,125,418
Specialty Stores–0.38%
Sa Sa International Holdings Ltd. (Hong Kong)	990,000	335,687
Shares		Value
Steel–0.68%
Baoshan Iron & Steel Co., Ltd. – Class A	571,509	$ 608,259
Technology Hardware, Storage & Peripherals–1.35%
Asustek Computer, Inc. (Taiwan)	157,000	1,199,055
Wireless Telecommunication Services–4.63%
China Mobile Ltd.	432,000	4,116,357
Total Common Stocks & Other Equity Interests (Cost $79,426,725)		88,427,026

Money Market Funds–1.78%
Invesco Government & Agency Portfolio,Institutional Class, 2.34%(e)	554,201	554,201
Invesco Liquid Assets Portfolio,Institutional Class, 2.48%(e)	395,740	395,859
Invesco Treasury Portfolio,Institutional Class, 2.32%(e)	633,373	633,373
Total Money Market Funds (Cost $1,583,428)		1,583,433
TOTAL INVESTMENTS IN SECURITIES–101.22% (Cost $81,010,153)		90,010,459
OTHER ASSETS LESS LIABILITIES–(1.22)%		(1,084,418)
NET ASSETS–100.00%		$ 88,926,041
Investment Abbreviations:
ADR	– American Depositary Receipt
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $1,466,895, which represented 1.65% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Greater China Fund

Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Consumer Discretionary	31.15%
Communication Services	20.30
Consumer Staples	10.16
Industrials	9.55
Information Technology	9.47
Health Care	7.24
Materials	6.35
Utilities	5.22
Money Market Funds Plus Other Assets Less Liabilities	0.56
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Greater China Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $79,426,725)	$88,427,026
Investments in affiliated money market funds, at value (Cost $1,583,428)	1,583,433
Foreign currencies, at value (Cost $14,365)	14,376
Receivable for:
Fund shares sold	49,271
Dividends	5,888
Investment for trustee deferred compensation and retirement plans	56,277
Other assets	41,495
Total assets	90,177,766
Liabilities:
Payable for:
Investments purchased	884,906
Fund shares reacquired	97,821
Amount due custodian	68,210
Accrued fees to affiliates	67,230
Accrued trustees’ and officers’ fees and benefits	1,586
Accrued other operating expenses	69,957
Trustee deferred compensation and retirement plans	62,015
Total liabilities	1,251,725
Net assets applicable to shares outstanding	$ 88,926,041
Net assets consist of:
Shares of beneficial interest	$83,793,379
Distributable earnings	5,132,662
$ 88,926,041
Net Assets:
Class A	$69,572,478
Class C	$ 7,283,866
Class Y	$11,283,013
Class R5	$ 24,461
Class R6	$ 762,223
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,854,412
Class C	309,602
Class Y	462,990
Class R5	1,004
Class R6	31,311
Class A:
Net asset value per share	$ 24.37
Maximum offering price per share (Net asset value of $24.37 ÷ 94.50%)	$ 25.79
Class C:
Net asset value and offering price per share	$ 23.53
Class Y:
Net asset value and offering price per share	$ 24.37
Class R5:
Net asset value and offering price per share	$ 24.36
Class R6:
Net asset value and offering price per share	$ 24.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Greater China Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $4,719)	$ 70,517
Dividends from affiliated money market funds	6,678
Total investment income	77,195
Expenses:
Advisory fees	374,677
Administrative services fees	12,202
Custodian fees	10,950
Distribution fees:
Class A	77,833
Class C	41,755
Transfer agent fees — A, C and Y	118,238
Transfer agent fees — R5	11
Transfer agent fees — R6	364
Trustees’ and officers’ fees and benefits	11,710
Registration and filing fees	35,538
Reports to shareholders	11,548
Professional services fees	27,869
Other	7,749
Total expenses	730,444
Less: Fees waived and expense offset arrangement(s)	(1,851)
Net expenses	728,593
Net investment income (loss)	(651,398)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,101,059)
Foreign currencies	(5,949)
(3,107,008)
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,909,629
Foreign currencies	(170)
14,909,459
Net realized and unrealized gain	11,802,451
Net increase in net assets resulting from operations	$11,151,053
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Greater China Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss)	$ (651,398)	$ 1,047,014
Net realized gain (loss)	(3,107,008)	12,341,296
Change in net unrealized appreciation (depreciation)	14,909,459	(25,170,440)
Net increase (decrease) in net assets resulting from operations	11,151,053	(11,782,130)
Distributions to shareholders from distributable earnings:
Class A	(9,832,850)	(385,286)
Class C	(1,650,954)	—
Class Y	(1,260,617)	(84,412)
Class R5	(4,189)	(635)
Class R6	(112,199)	(996)
Total distributions to shareholders from distributable earnings	(12,860,809)	(471,329)
Share transactions–net:
Class A	11,022,639	(688,606)
Class B	—	(834,194)
Class C	(2,210,646)	(1,704,943)
Class Y	3,463,063	(2,576,711)
Class R5	984	(43,420)
Class R6	135,901	673,801
Net increase (decrease) in net assets resulting from share transactions	12,411,941	(5,174,073)
Net increase (decrease) in net assets	10,702,185	(17,427,532)
Net assets:
Beginning of period	78,223,856	95,651,388
End of period	$ 88,926,041	$ 78,223,856
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Greater China Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$25.52	$ (0.18)	$ 3.28	$ 3.10	$(0.21)	$(4.04)	$(4.25)	$24.37	14.65%	$69,572	1.77% (d)	1.77% (d)	(1.58)% (d)	23%
Year ended 10/31/18	29.40	0.34 (e)	(4.06) (f)	(3.72)	(0.16)	—	(0.16)	25.52	(12.71) (f)	59,615	1.79	1.80	1.15 (e)	45
Year ended 10/31/17	22.23	0.05	7.27	7.32	(0.15)	—	(0.15)	29.40	33.19	69,843	1.93	1.93	0.22	56
Year ended 10/31/16	21.10	0.15	1.20	1.35	(0.22)	—	(0.22)	22.23	6.51	52,479	1.93	1.93	0.74	52
Year ended 10/31/15	19.93	0.18	1.08	1.26	(0.09)	—	(0.09)	21.10	6.36	53,087	1.88	1.88	0.85	130
Year ended 10/31/14	20.31	(0.03)	(0.13)	(0.16)	(0.22)	—	(0.22)	19.93	(0.87)	62,957	1.85	1.85	(0.15)	124
Class C
Six months ended 04/30/19	24.65	(0.26)	3.18	2.92	—	(4.04)	(4.04)	23.53	14.24	7,284	2.52 (d)	2.52 (d)	(2.33) (d)	23
Year ended 10/31/18	28.45	0.11 (e)	(3.91) (f)	(3.80)	—	—	—	24.65	(13.36) (f)	10,155	2.54	2.55	0.40 (e)	45
Year ended 10/31/17	21.52	(0.13)	7.06	6.93	—	—	—	28.45	32.20	13,422	2.68	2.68	(0.53)	56
Year ended 10/31/16	20.39	(0.00)	1.16	1.16	(0.03)	—	(0.03)	21.52	5.73	11,879	2.68	2.68	(0.01)	52
Year ended 10/31/15	19.32	0.02	1.05	1.07	—	—	—	20.39	5.54	13,922	2.63	2.63	0.10	130
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	—	(0.04)	19.32	(1.62)	15,978	2.60	2.60	(0.90)	124
Class Y
Six months ended 04/30/19	25.57	(0.15)	3.28	3.13	(0.29)	(4.04)	(4.33)	24.37	14.79	11,283	1.52 (d)	1.52 (d)	(1.33) (d)	23
Year ended 10/31/18	29.44	0.42 (e)	(4.07) (f)	(3.65)	(0.22)	—	(0.22)	25.57	(12.48) (f)	7,801	1.54	1.55	1.40 (e)	45
Year ended 10/31/17	22.26	0.12	7.27	7.39	(0.21)	—	(0.21)	29.44	33.53	11,444	1.68	1.68	0.47	56
Year ended 10/31/16	21.14	0.21	1.19	1.40	(0.28)	—	(0.28)	22.26	6.77	5,216	1.68	1.68	0.99	52
Year ended 10/31/15	19.98	0.23	1.08	1.31	(0.15)	—	(0.15)	21.14	6.62	3,449	1.63	1.63	1.10	130
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	—	(0.27)	19.98	(0.62)	4,494	1.60	1.60	0.10	124
Class R5
Six months ended 04/30/19	25.58	(0.13)	3.29	3.16	(0.34)	(4.04)	(4.38)	24.36	14.93	24	1.33 (d)	1.33 (d)	(1.14) (d)	23
Year ended 10/31/18	29.46	0.46 (e)	(4.08) (f)	(3.62)	(0.26)	—	(0.26)	25.58	(12.38) (f)	25	1.40	1.40	1.54 (e)	45
Year ended 10/31/17	22.28	0.16	7.28	7.44	(0.26)	—	(0.26)	29.46	33.80	72	1.50	1.50	0.65	56
Year ended 10/31/16	21.17	0.25	1.19	1.44	(0.33)	—	(0.33)	22.28	7.00	54	1.45	1.45	1.22	52
Year ended 10/31/15	20.01	0.28	1.08	1.36	(0.20)	—	(0.20)	21.17	6.88	75	1.41	1.41	1.32	130
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	—	(0.29)	20.01	(0.46)	104	1.39	1.39	0.31	124
Class R6
Six months ended 04/30/19	25.57	(0.13)	3.28	3.15	(0.34)	(4.04)	(4.38)	24.34	14.89	762	1.33 (d)	1.33 (d)	(1.14) (d)	23
Year ended 10/31/18	29.45	0.46 (e)	(4.07) (f)	(3.61)	(0.27)	—	(0.27)	25.57	(12.36) (f)	629	1.40	1.40	1.54 (e)	45
Year ended 10/31/17(g)	23.28	0.25	5.92	6.17	—	—	—	29.45	26.50	107	1.47 (h)	1.47 (h)	0.68 (h)	56

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $62,782, $8,420, $8,848, $23 and $735 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Greater China Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
12	Invesco Greater China Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
13	Invesco Greater China Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.
Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.
Transaction costs are often higher and there may be delays in settlement procedures.
Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.935%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $290.
14	Invesco Greater China Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $7,175 in front-end sales commissions from the sale of Class A shares and $0 and $133 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$77,074,290	$11,352,736	$—	$88,427,026
Money Market Funds	1,583,433	—	—	1,583,433
Total Investments	$ 78,657,723	$11,352,736	$—	$90,010,459
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
15	Invesco Greater China Fund

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,561.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $18,304,924 and $19,031,418, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,743,495
Aggregate unrealized (depreciation) of investments	(8,743,240)
Net unrealized appreciation of investments	$ 9,000,255
Cost of investments for tax purposes is $81,010,204.
16	Invesco Greater China Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	174,210	$ 4,148,700	537,510	$ 16,196,961
Class C	26,724	599,290	52,637	1,540,837
Class Y	186,134	4,256,020	157,028	4,532,706
Class R6	10,335	228,858	35,950	1,119,985
Issued as reinvestment of dividends:
Class A	440,672	9,337,827	12,961	372,496
Class C	75,847	1,555,617	—	—
Class Y	55,199	1,168,565	2,244	64,471
Class R5	46	984	15	444
Class R6	5,123	108,248	31	881
Conversion of Class B shares to Class A shares:(b)
Class A	—	—	22,686	734,786
Class B	—	—	(23,444)	(734,786)
Automatic conversion of Class C shares to Class A shares:
Class A	157,819	3,465,758	-	-
Class C	(163,188)	(3,465,758)	-	-
Reacquired:
Class A	(254,078)	(5,929,646)	(613,067)	(17,992,849)
Class B(c)	—	—	(3,360)	(99,408)
Class C	(41,758)	(899,795)	(112,428)	(3,245,780)
Class Y	(83,441)	(1,961,522)	(242,905)	(7,173,888)
Class R5	—	—	(1,492)	(43,864)
Class R6	(8,727)	(201,205)	(15,034)	(447,065)
Net increase (decrease) in share activity	580,917	$12,411,941	(190,668)	$ (5,174,073)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
17	Invesco Greater China Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,146.50	$ 9.42	$1,016.02	$ 8.85	1.77%
Class C	1,000.00	1,142.40	13.39	1,012.30	12.57	2.52
Class Y	1,000.00	1,147.90	8.09	1,017.26	7.60	1.52
Class R5	1,000.00	1,149.30	7.09	1,018.20	6.66	1.33
Class R6	1,000.00	1,148.90	7.09	1,018.20	6.66	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco Greater China Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Health Care Fund
Nasdaq:
A: GGHCX ■ C: GTHCX ■ Y: GGHYX ■ Investor: GTHIX ■ R6: GGHSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.21%
Class C Shares	1.83
Class Y Shares	2.33
Investor Class Shares	2.21
Class R6 Shares	2.36
MSCI World Index▼ (Broad Market Index)	8.83
MSCI World Health Care Index▼ (Style-Specific Index)	2.13
Lipper Global Health/Biotechnology Funds Index■ (Peer Group Index)	3.20
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Health Care Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.25%
10 Years	12.19
5 Years	4.88
1 Year	4.78
Class C Shares
Inception (3/1/99)	8.15%
10 Years	11.98
5 Years	5.28
1 Year	9.09
Class Y Shares
Inception (10/3/08)	10.44%
10 Years	13.10
5 Years	6.33
1 Year	11.16
Investor Class Shares
Inception (7/15/05)	8.11%
10 Years	12.82
5 Years	6.07
1 Year	10.87
Class R6 Shares
10 Years	12.90%
5 Years	6.21
1 Year	11.23
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was 1.10%, 1.85%, 0.85%, 1.10% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.40%
10 Years	12.91
5 Years	5.20
1 Year	8.93
Class C Shares
Inception (3/1/99)	8.35%
10 Years	12.70
5 Years	5.60
1 Year	13.45
Class Y Shares
Inception (10/3/08)	10.84%
10 Years	13.83
5 Years	6.66
1 Year	15.57
Investor Class Shares
Inception (7/15/05)	8.40%
10 Years	13.55
5 Years	6.40
1 Year	15.31
Class R6 Shares
10 Years	13.62%
5 Years	6.53
1 Year	15.65
in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
3	Invesco Health Care Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Health Care Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.09%
Biotechnology–19.25%
ACADIA Pharmaceuticals, Inc. (b)	227,070	$ 5,461,034
Alexion Pharmaceuticals, Inc. (b)	180,638	24,590,251
Amarin Corp. PLC ADR (Ireland)(b)	403,082	7,537,633
Array BioPharma, Inc. (b)	649,673	14,689,107
Ascendis Pharma A/S ADR (Denmark)(b)	64,385	7,171,201
Avrobio, Inc. (b)	103,816	1,952,779
BioCryst Pharmaceuticals, Inc. (b)	639,339	4,750,289
Biogen, Inc. (b)	102,820	23,570,457
Biohaven Pharmaceutical Holding Co., Ltd. (b)	86,184	5,158,112
BioMarin Pharmaceutical, Inc. (b)	332,992	28,480,806
Bluebird Bio, Inc. (b)	58,211	8,256,066
DBV Technologies S.A. ADR (France)(b)	578,614	5,641,487
Exact Sciences Corp. (b)	213,885	21,108,311
Global Blood Therapeutics, Inc. (b)	145,162	8,041,975
Heron Therapeutics, Inc. (b)	209,431	4,540,464
Immunomedics, Inc. (b)	392,159	6,282,387
Incyte Corp. (b)	150,718	11,575,142
Kadmon Holdings, Inc. (b)	1,290,512	3,032,703
KalVista Pharmaceuticals, Inc. (b)	148,729	3,420,767
Neurocrine Biosciences, Inc. (b)	101,800	7,354,032
REGENXBIO, Inc. (b)	100,622	5,071,349
Rocket Pharmaceuticals, Inc. (b)	427,394	7,932,433
Rubius Therapeutics, Inc. (b)	275,076	4,811,079
Sarepta Therapeutics, Inc. (b)	76,875	8,989,762
Vertex Pharmaceuticals, Inc. (b)	145,436	24,575,775
		253,995,401
Drug Retail–0.44%
Raia Drogasil S.A. (Brazil)	331,578	5,846,651
Health Care Equipment–18.22%
Abbott Laboratories	446,542	35,526,882
Baxter International, Inc.	216,603	16,526,809
Becton, Dickinson and Co.	55,034	13,248,885
Boston Scientific Corp. (b)	831,578	30,868,175
Edwards Lifesciences Corp. (b)	85,964	15,135,681
Koninklijke Philips N.V. (Netherlands)	549,002	23,460,424
Medtronic PLC	585,317	51,982,003
Wright Medical Group N.V. (b)	787,696	23,292,171
Zimmer Biomet Holdings, Inc.	246,206	30,322,731
		240,363,761
Health Care Facilities–1.59%
HCA Healthcare, Inc.	164,633	20,946,257
Health Care Services–2.48%
Cigna Corp.	113,530	18,033,105
Shares		Value
Health Care Services–(continued)
CVS Health Corp.	270,389	$ 14,703,754
		32,736,859
Health Care Supplies–2.26%
Alcon, Inc. (Switzerland)(b)	137,760	8,017,632
Align Technology, Inc. (b)	45,256	14,693,718
Silk Road Medical, Inc. (b)	171,600	7,145,424
		29,856,774
Health Care Technology–1.17%
HMS Holdings Corp. (b)	215,816	6,567,281
Inspire Medical Systems, Inc. (b)	172,063	8,893,936
		15,461,217
Life Sciences Tools & Services–7.97%
Agilent Technologies, Inc.	110,427	8,668,519
Bio-Rad Laboratories, Inc., Class A(b)	41,326	12,436,233
Eurofins Scientific S.E. (Luxembourg)	25,957	11,924,789
Illumina, Inc. (b)	50,010	15,603,120
Thermo Fisher Scientific, Inc.	203,944	56,584,263
		105,216,924
Managed Health Care–11.82%
Anthem, Inc.	110,623	29,097,168
Centene Corp. (b)	406,696	20,969,246
Hapvida Participacoes e Investimentos S.A. (Brazil)(c)	1,026,700	7,923,272
HealthEquity, Inc. (b)	77,279	5,235,652
Humana, Inc.	100,281	25,612,770
Notre Dame Intermedica Participacoes S.A. (Brazil)(b)	1,026,461	9,193,673
UnitedHealth Group, Inc.	248,448	57,905,775
		155,937,556
Pharmaceuticals–32.89%
Allergan PLC	73,566	10,814,202
AstraZeneca PLC ADR (United Kingdom)	1,196,873	45,074,237
Axsome Therapeutics, Inc. (b)	372,256	6,600,099
Bristol-Myers Squibb Co.	535,806	24,877,473
Elanco Animal Health, Inc. (b)	392,352	12,359,088
Eli Lilly and Co.	269,707	31,566,507
Jazz Pharmaceuticals PLC (b)	65,531	8,503,958
Johnson & Johnson	420,518	59,377,142
Merck & Co., Inc.	561,618	44,204,953
Nippon Shinyaku Co., Ltd. (Japan)	199,000	13,735,932
Novartis AG ADR (Switzerland)	688,804	56,640,353
Novo Nordisk A/S Class B (Denmark)	483,201	23,629,032
Odonate Therapeutics, Inc. (b)	280,651	5,517,599
Pfizer, Inc.	616,358	25,030,298
Roche Holding AG (Switzerland)	86,253	22,736,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Health Care Fund

Shares		Value
Pharmaceuticals–(continued)
Sanofi ADR (France)	787,572	$ 34,440,523
Zogenix, Inc. (b)	229,114	8,933,155
		434,041,246
Total Common Stocks & Other Equity Interests (Cost $891,021,599)		1,294,402,646
Preferred Stocks–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., 3.33%, Series C, Pfd., (Acquired 03/26/2001) (Cost $2,000,001)(c)(d)(e)	2,439,026	3

Money Market Funds–1.90%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(f)	8,736,539	8,736,539
Shares		Value

Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(f)	6,398,390	$ 6,400,310
Invesco Treasury Portfolio, Institutional Class, 2.32%(f)	9,984,616	9,984,615
Total Money Market Funds (Cost $25,120,089)		25,121,464
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $918,141,689)		1,319,524,113
OTHER ASSETS LESS LIABILITIES–0.01%		144,490
NET ASSETS–100.00%		$ 1,319,668,603
Investment Abbreviations:
ADR	– American Depositary Receipt
Pfd.	– Preferred
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $7,923,275, which represented less than 1% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Security is considered venture capital. See Note 1K.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Health Care	97.65%
Consumer Staples	0.44
Money Market Funds Plus Other Assets Less Liabilities	1.91%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Health Care Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $893,021,600)	$ 1,294,402,649
Investments in affiliated money market funds, at value (Cost $25,120,089)	25,121,464
Foreign currencies, at value (Cost $73,254)	73,617
Receivable for:
Fund shares sold	92,910
Dividends	2,205,874
Investment for trustee deferred compensation and retirement plans	267,798
Other assets	147,276
Total assets	1,322,311,588
Liabilities:
Payable for:
Fund shares reacquired	810,019
Amount due custodian	680,877
Accrued fees to affiliates	677,906
Accrued trustees’ and officers’ fees and benefits	2,916
Accrued other operating expenses	128,691
Trustee deferred compensation and retirement plans	342,576
Total liabilities	2,642,985
Net assets applicable to shares outstanding	$ 1,319,668,603
Net assets consist of:
Shares of beneficial interest	$ 900,843,989
Distributable earnings	418,824,614
$ 1,319,668,603
Net Assets:
Class A	$ 682,808,579
Class C	$ 25,446,478
Class Y	$ 37,186,549
Investor Class	$ 574,185,459
Class R6	$ 41,538
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,118,845
Class C	1,075,129
Class Y	1,017,424
Investor Class	16,074,638
Class R6	1,135
Class A:
Net asset value per share	$ 35.71
Maximum offering price per share (Net asset value of $35.71 ÷ 94.50%)	$ 37.79
Class C:
Net asset value and offering price per share	$ 23.67
Class Y:
Net asset value and offering price per share	$ 36.55
Investor Class:
Net asset value and offering price per share	$ 35.72
Class R6:
Net asset value and offering price per share	$ 36.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Health Care Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $479,700)	$ 9,006,110
Dividends from affiliated money market funds	412,493
Total investment income	9,418,603
Expenses:
Advisory fees	4,168,824
Administrative services fees	117,144
Custodian fees	16,781
Distribution fees:
Class A	851,422
Class C	176,609
Investor Class	718,105
Transfer agent fees — A, C, Y and Investor	1,087,340
Transfer agent fees — R6	21
Trustees’ and officers’ fees and benefits	22,504
Registration and filing fees	45,930
Reports to shareholders	50,943
Professional services fees	27,092
Other	13,472
Total expenses	7,296,187
Less: Fees waived and expense offset arrangement(s)	(36,874)
Net expenses	7,259,313
Net investment income	2,159,290
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	15,952,043
Foreign currencies	12,660
15,964,703
Change in net unrealized appreciation (depreciation) of:
Investment securities	10,336,786
Foreign currencies	(4,884)
10,331,902
Net realized and unrealized gain	26,296,605
Net increase in net assets resulting from operations	$28,455,895
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Health Care Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss)	$ 2,159,290	$ (1,131,580)
Net realized gain	15,964,703	107,880,549
Change in net unrealized appreciation (depreciation)	10,331,902	(13,816,537)
Net increase in net assets resulting from operations	28,455,895	92,932,432
Distributions to shareholders from distributable earnings:
Class A	(52,354,830)	(45,906,721)
Class B	—	(174,565)
Class C	(5,049,774)	(4,951,203)
Class Y	(2,626,962)	(2,282,309)
Investor Class	(44,427,867)	(38,238,241)
Class R6	(3,125)	(872)
Total distributions to shareholders from distributable earnings	(104,462,558)	(91,553,911)
Share transactions–net:
Class A	32,907,621	(36,463,447)
Class B	—	(2,032,988)
Class C	(15,800,255)	(8,958,431)
Class Y	2,177,095	1,002,253
Investor Class	22,939,393	(14,702,435)
Class R6	2,367	25,083
Net increase (decrease) in net assets resulting from share transactions	42,226,221	(61,129,965)
Net increase (decrease) in net assets	(33,780,442)	(59,751,444)
Net assets:
Beginning of period	1,353,449,045	1,413,200,489
End of period	$ 1,319,668,603	$1,353,449,045
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Health Care Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 37.89	$ 0.06	$ 0.66	$ 0.72	$ —	$(2.90)	$(2.90)	$ 35.71	2.21%	$682,809	1.08% (d)	1.08% (d)	0.34% (d)	9%
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	—	(2.45)	(2.45)	37.89	7.03	687,513	1.09	1.09	(0.06)	36
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12	1.12	(0.12)	36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09	1.09	0.23	21
Year ended 10/31/15	47.08	0.02	1.53	1.55	—	(4.93)	(4.93)	43.70	3.56	981,963	1.04	1.05	0.04	47
Year ended 10/31/14	40.38	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.08	27.20	906,858	1.07	1.08	0.04	24
Class C
Six months ended 04/30/19	26.20	(0.05)	0.42	0.37	—	(2.90)	(2.90)	23.67	1.83	25,446	1.83 (d)	1.83 (d)	(0.41) (d)	9
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	—	(2.45)	(2.45)	26.20	6.24	45,895	1.84	1.84	(0.81)	36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.10	16.84	56,741	1.87	1.87	(0.87)	36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	—	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84	1.84	(0.52)	21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	—	(4.93)	(4.93)	33.56	2.78	107,976	1.79	1.80	(0.71)	47
Year ended 10/31/14	33.09	(0.24)	8.14	7.90	—	(3.45)	(3.45)	37.54	26.26	81,439	1.82	1.83	(0.71)	24
Class Y
Six months ended 04/30/19	38.67	0.11	0.67	0.78	—	(2.90)	(2.90)	36.55	2.33	37,187	0.83 (d)	0.83 (d)	0.59 (d)	9
Year ended 10/31/18	38.47	0.07	2.58	2.65	—	(2.45)	(2.45)	38.67	7.32	36,930	0.84	0.84	0.19	36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87	0.87	0.13	36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	—	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84	0.84	0.48	21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79	0.80	0.29	47
Year ended 10/31/14	40.71	0.13	10.22	10.35	(0.10)	(3.45)	(3.55)	47.51	27.52	31,016	0.82	0.83	0.29	24
Investor Class
Six months ended 04/30/19	37.90	0.06	0.66	0.72	—	(2.90)	(2.90)	35.72	2.21	574,185	1.08 (d)	1.08 (d)	0.34 (d)	9
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	—	(2.45)	(2.45)	37.90	7.03	583,069	1.09	1.09	(0.06)	36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12	1.12	(0.12)	36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09	1.09	0.23	21
Year ended 10/31/15	47.09	0.02	1.53	1.55	—	(4.93)	(4.93)	43.71	3.57	714,351	1.04	1.05	0.04	47
Year ended 10/31/14	40.39	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.09	27.19	730,280	1.07	1.08	0.04	24
Class R6
Six months ended 04/30/19	38.71	0.12	0.67	0.79	—	(2.90)	(2.90)	36.60	2.36	42	0.77 (d)	0.77 (d)	0.65 (d)	9
Year ended 10/31/18	38.49	0.09	2.58	2.67	—	(2.45)	(2.45)	38.71	7.37	41	0.79	0.79	0.24	36
Year ended 10/31/17(e)	36.35	0.05	2.09	2.14	—	—	—	38.49	5.89	14	0.78 (f)	0.78 (f)	0.22 (f)	36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $686,782, $35,615, $35,906, $579,245 and $42 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Commencement date of April 04, 2017.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Health Care Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
11	Invesco Health Care Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
12	Invesco Health Care Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.63%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the "expense limits"), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $22,839.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
13	Invesco Health Care Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $26,778 in front-end sales commissions from the sale of Class A shares and $831 and $467 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 1,294,402,646	$—	$ —	$ 1,294,402,646
Preferred Stocks	—	—	3	3
Money Market Funds	25,121,464	—	—	25,121,464
Total Investments	$1,319,524,110	$—	$3	$1,319,524,113
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,035.
14	Invesco Health Care Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $116,921,795 and $143,171,884, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 435,642,067
Aggregate unrealized (depreciation) of investments	(34,274,308)
Net unrealized appreciation of investments	$401,367,759
Cost of investments for tax purposes is $918,156,354.
15	Invesco Health Care Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	553,800	$ 20,038,365	761,451	$ 28,428,914
Class B(b)	—	—	494	13,144
Class C	118,585	2,863,638	169,045	4,411,958
Class Y	257,799	9,466,113	378,223	14,462,686
Investor Class	97,940	3,533,000	186,846	6,906,616
Class R6	41	1,500	828	29,709
Issued as reinvestment of dividends:
Class A	1,402,255	48,153,429	1,203,273	42,764,338
Class B(b)	—	—	6,763	166,983
Class C	209,277	4,775,696	191,734	4,743,503
Class Y	64,599	2,268,073	52,405	1,896,535
Investor Class	1,226,589	42,121,076	1,022,012	36,332,522
Class R6	66	2,326	5	199
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	49,944	1,906,378
Class B	—	—	(72,114)	(1,906,378)
Automatic conversion of Class C shares to Class A shares:
Class A	527,388	18,387,053	-	-
Class C	(794,524)	(18,387,053)	-	-
Reacquired:
Class A	(1,507,459)	(53,671,226)	(2,971,042)	(109,563,077)
Class B(b)	—	—	(11,915)	(306,737)
Class C	(210,026)	(5,052,536)	(702,791)	(18,113,892)
Class Y	(260,038)	(9,557,091)	(409,319)	(15,356,968)
Investor Class	(633,846)	(22,714,683)	(1,566,799)	(57,941,573)
Class R6	(39)	(1,459)	(123)	(4,825)
Net increase (decrease) in share activity	1,052,407	$ 42,226,221	(1,711,080)	$ (61,129,965)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
16	Invesco Health Care Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,022.10	$5.41	$ 1,019.44	$5.41	1.08%
Class C	1,000.00	1,018.30	9.16	1,015.72	9.15	1.83
Class Y	1,000.00	1,023.30	4.16	1,020.68	4.16	0.83
Investor Class	1,000.00	1,022.10	5.41	1,019.44	5.41	1.08
Class R6	1,000.00	1,023.60	3.86	1,020.98	3.86	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
17	Invesco Health Care Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ■ C: LSQCX ■ R: LSQRX ■ Y: LSQYX ■ R5: LSQFX ■ R6: LSQSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
23	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–11.34%
Class C Shares	–11.66
Class R Shares	–11.45
Class Y Shares	–11.24
Class R5 Shares	–11.22
Class R6 Shares	–11.12
S&P 500 Index▼ (Broad Market Index)	9.76
FTSE US 3-Month Treasury Bill Index■ (Style-Specific Index)	1.19
Lipper Alternative Long/Short Equity Funds Index♦ (Peer Group Index)	3.77
Source(s): ▼FactSet Research Systems Inc.;■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The FTSE US 3-Month Treasury Bill Index is an unmanaged index considered representative of three-month US Treasury Bills.
    The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	2.51%
5 Years	0.65
1 Year	–20.48
Class C Shares
Inception (12/19/13)	2.83%
5 Years	1.05
1 Year	–17.23
Class R Shares
Inception (12/19/13)	3.33%
5 Years	1.53
1 Year	–16.05
Class Y Shares
Inception (12/19/13)	3.85%
5 Years	2.04
1 Year	–15.64
Class R5 Shares
Inception (12/19/13)	3.89%
5 Years	2.08
1 Year	–15.61
Class R6 Shares
Inception (12/19/13)	3.93%
5 Years	2.13
1 Year	–15.43
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.57%, 2.32%, 1.82%, 1.32%, 1.24% and 1.17%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.58%, 2.33%, 1.83%, 1.33%, 1.25% and 1.18%, re-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	2.44%
5 Years	1.49
1 Year	–20.54
Class C Shares
Inception (12/19/13)	2.76%
5 Years	1.86
1 Year	–17.35
Class R Shares
Inception (12/19/13)	3.28%
5 Years	2.38
1 Year	–16.17
Class Y Shares
Inception (12/19/13)	3.80%
5 Years	2.89
1 Year	–15.74
Class R5 Shares
Inception (12/19/13)	3.84%
5 Years	2.94
1 Year	–15.65
Class R6 Shares
Inception (12/19/13)	3.86%
5 Years	2.96
1 Year	–15.56
spectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Long/Short Equity Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Long/Short Equity Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.12%
Advertising–0.60%
Omnicom Group, Inc.	4,750	$ 380,143
Airlines–2.00%
United Continental Holdings, Inc. (b)	14,400	1,279,584
Apparel Retail–1.91%
Foot Locker, Inc.	21,300	1,218,573
Apparel, Accessories & Luxury Goods–2.26%
lululemon athletica, Inc. (b)	1,000	176,350
Ralph Lauren Corp.	9,650	1,269,747
		1,446,097
Application Software–0.91%
Cadence Design Systems, Inc. (b)	8,400	582,792
Auto Parts & Equipment–0.30%
Garrett Motion, Inc. (Switzerland)(b)	10,050	188,940
Biotechnology–5.04%
Incyte Corp. (b)	12,700	975,360
United Therapeutics Corp. (b)	10,800	1,107,756
Vertex Pharmaceuticals, Inc. (b)	6,700	1,132,166
		3,215,282
Building Products–0.17%
Resideo Technologies, Inc. (b)	4,850	110,095
Cable & Satellite–1.82%
Altice USA, Inc., Class A(b)	33,250	783,370
Liberty Global PLC Class C (United Kingdom)(b)	14,400	376,560
		1,159,930
Construction Machinery & Heavy Trucks–1.93%
Allison Transmission Holdings, Inc.	26,300	1,232,418
Consumer Finance–3.87%
Ally Financial, Inc.	42,000	1,247,820
Santander Consumer USA Holdings, Inc.	57,200	1,221,220
		2,469,040
Copper–0.25%
Freeport-McMoRan, Inc.	13,000	160,030
Data Processing & Outsourced Services–0.13%
Sabre Corp.	3,900	80,964
Department Stores–3.42%
Kohl’s Corp.	17,450	1,240,695
Macy’s, Inc.	40,050	942,777
		2,183,472
Shares		Value
Diversified Chemicals–0.97%
Huntsman Corp.	27,800	$ 618,272
Diversified Metals & Mining–1.98%
Teck Resources Ltd. Class B (Canada)	53,500	1,265,275
Electric Utilities–1.41%
Entergy Corp.	9,320	903,108
Fertilizers & Agricultural Chemicals–1.96%
CF Industries Holdings, Inc.	28,000	1,253,840
Gas Utilities–0.23%
UGI Corp.	2,700	147,177
Health Care Distributors–1.54%
Cardinal Health, Inc.	20,150	981,507
Health Care Facilities–0.83%
Universal Health Services, Inc. Class B	4,200	532,854
Homebuilding–1.98%
PulteGroup, Inc.	40,250	1,266,265
Hotel & Resort REITs–1.78%
Host Hotels & Resorts, Inc.	59,100	1,137,084
Hotels, Resorts & Cruise Lines–4.90%
Hilton Worldwide Holdings, Inc.	10,800	939,492
Hyatt Hotels Corp., Class A	16,450	1,262,208
Norwegian Cruise Line Holdings Ltd. (b)	16,450	927,616
		3,129,316
Household Products–1.94%
Church & Dwight Co., Inc.	16,550	1,240,423
Human Resource & Employment Services–1.95%
Robert Half International, Inc.	20,100	1,248,009
Industrial Machinery–1.73%
Dover Corp.	11,250	1,102,950
Interactive Media & Services–1.44%
TripAdvisor, Inc. (b)	17,300	920,879
IT Consulting & Other Services–0.48%
Booz Allen Hamilton Holding Corp.	5,200	308,308
Life & Health Insurance–4.68%
Athene Holding Ltd., Class A(b)	26,150	1,180,934
Brighthouse Financial, Inc. (b)	17,950	750,130
MetLife, Inc.	22,900	1,056,377
		2,987,441
Office REITs–1.57%
Boston Properties, Inc.	7,300	1,004,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Long/Short Equity Fund

Shares		Value
Oil & Gas Exploration & Production–5.83%
Cabot Oil & Gas Corp.	35,750	$ 925,567
ConocoPhillips	7,100	448,152
Devon Energy Corp.	34,550	1,110,437
Marathon Oil Corp.	72,850	1,241,364
		3,725,520
Packaged Foods & Meats–2.86%
Hershey Co. (The)	6,600	824,010
Lamb Weston Holdings, Inc.	14,350	1,005,217
		1,829,227
Regional Banks–6.90%
CIT Group, Inc.	18,000	958,860
Citizens Financial Group, Inc.	34,150	1,236,230
Comerica, Inc.	14,100	1,108,119
Zions Bancorp. N.A.	22,300	1,100,059
		4,403,268
Research & Consulting Services–1.06%
Thomson Reuters Corp. (Canada)	10,950	677,148
Residential REITs–2.83%
Equity LifeStyle Properties, Inc.	10,800	1,260,360
UDR, Inc.	12,200	548,390
		1,808,750
Restaurants–4.53%
Darden Restaurants, Inc.	10,400	1,223,040
Yum China Holdings, Inc. (China)	21,150	1,005,471
Yum! Brands, Inc.	6,350	662,876
		2,891,387
Retail REITs–2.35%
Kimco Realty Corp.	37,300	648,647
National Retail Properties, Inc.	16,150	849,813
		1,498,460
Shares		Value
Semiconductor Equipment–0.98%
KLA-Tencor Corp.	4,900	$ 624,652
Semiconductors–0.19%
Broadcom, Inc.	200	63,680
Xilinx, Inc.	500	60,070
		123,750
Specialized Consumer Services–2.90%
H&R Block, Inc.	47,200	1,284,312
ServiceMaster Global Holdings, Inc. (b)	11,600	568,748
		1,853,060
Specialty Chemicals–1.42%
Celanese Corp. Series A	8,400	906,276
Technology Distributors–2.05%
Avnet, Inc.	26,350	1,280,874
CDW Corp.	250	26,400
		1,307,274
Technology Hardware, Storage & Peripherals–3.77%
HP, Inc.	55,400	1,105,230
Xerox Corp.	38,950	1,299,372
		2,404,602
Trading Companies & Distributors–0.47%
HD Supply Holdings, Inc. (b)	6,500	296,986
TOTAL INVESTMENTS IN SECURITIES–94.12% (Cost $54,844,084)		60,105,054
OTHER ASSETS LESS LIABILITIES–5.88%		3,753,726
NET ASSETS–100.00%		$63,858,780
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Risk
Equity Securities — Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$ 62,628,033	$—	$ 968,918(2)	$ 968,918(2)	$ 63,565,029
Subtotal — Appreciation						—	968,918	968,918	63,565,029
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Long/Short Equity Fund

Open Over-The-Counter Total Return Swap Agreements—(continued)
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Risk
Equity Securities — Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$(63,320,879)	$—	$(260,532) (3)	$(260,532) (3)	$(63,542,031)
Subtotal — Depreciation						—	(260,532)	(260,532)	(63,542,031)
Total — Total Return Swap Agreements						$—	$ 708,386(4)	$ 708,386(4)	$ 22,998

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $31,923 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(39,381) of dividends payable and financing fees related to the reference entities.
(4)	Swap agreements collateralized by $171,918 cash held with Morgan Stanley & Co. LLC , the Counterparty.
The following table represents the individual long and short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2019.
	Shares	Value	Percentage of Reference Entities
Equity Securities - Long
Advertising
Omnicom Group, Inc.	9,700	$ 776,291	1.27
Aerospace & Defense
Textron, Inc.	2,250	119,250	0.19
Apparel, Accessories & Luxury Goods
lululemon athletica, Inc.	6,150	1,084,553	1.70
Application Software
Assurant, Inc.	7,050	489,129	0.72
Auto Parts & Equipment
Magna International, Inc.	22,650	1,260,246	2.03
Automobile Manufacturers
Ford Motor Co.	91,450	955,653	1.51
General Motors Co.	28,050	1,092,547	1.77
		2,048,200
Automotive Retail
AutoZone, Inc.	1,225	1,259,680	2.02
Biotechnology
AbbVie, Inc.	14,900	1,182,911	1.86
Alexion Pharmaceuticals, Inc.	9,300	1,266,009	1.92
Amgen, Inc.	6,750	1,210,410	1.90
Biogen, Inc.	4,140	949,053	1.51
Gilead Sciences, Inc.	18,650	1,212,996	1.84
Regeneron Pharmaceuticals, Inc.	3,120	1,070,597	1.66
		6,891,976
Cable & Satellite
Comcast Corp., Class A	22,100	962,013	1.53
Liberty Global PLC, Class C	34,200	894,330	1.45
		1,856,343
	Shares	Value	Percentage of Reference Entities
Communications Equipment
Cisco Systems, Inc.	22,650	$ 1,267,267	2.04
Consumer Electronics
Garmin Ltd.	14,650	1,256,091	2.01
Consumer Finance
Discover Financial Services	15,550	1,267,170	1.91
Copper
Freeport-McMoRan, Inc.	87,600	1,078,356	1.91
Data Processing & Outsourced Services
Automatic Data Processing, Inc.	7,700	1,265,803	1.99
PayPal Holdings, Inc.	3,050	343,948	0.55
		1,609,751
Department Stores
Macy’s, Inc.	1,850	43,549	0.07
Diversified Banks
Bank of Montreal	14,050	1,109,528	1.77
Canadian Imperial Bank of Commerce	13,350	1,124,337	1.77
Citigroup, Inc.	13,700	968,590	1.57
Toronto-Dominion Bank (The)	2,150	122,486	0.19
		3,324,941
Electric Utilities
Entergy Corp.	180	17,442	0.03
Exelon Corp.	24,600	1,253,370	1.94
FirstEnergy Corp.	30,400	1,277,712	1.97
		2,548,524
Health Care Distributors
McKesson Corp.	5,800	691,650	1.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Health Care Equipment
Medtronic PLC	12,450	$ 1,105,685	1.67
Health Care Facilities
HCA Healthcare, Inc.	9,500	1,208,685	1.74
Hotel & Resort REITs
Host Hotels & Resorts, Inc.	4,550	87,542	0.14
Household Products
Procter & Gamble Co. (The)	11,700	1,245,816	1.98
Integrated Oil & Gas
Imperial Oil Ltd.	9,700	282,076	0.46
Integrated Telecommunication Services
Verizon Communications, Inc.	21,050	1,203,850	1.96
Interactive Media & Services
TripAdvisor, Inc.	1,450	77,184	0.12
Internet & Direct Marketing Retail
eBay, Inc.	24,800	961,000	1.52
Expedia Group, Inc.	9,850	1,278,924	1.96
		2,239,924
Life & Health Insurance
Aflac, Inc.	22,800	1,148,664	1.77
Managed Health Care
Anthem, Inc.	3,340	878,520	1.30
Oil & Gas Exploration & Production
ConocoPhillips	11,500	725,880	1.23
Packaged Foods & Meats
Hershey Co. (The)	3,500	436,975	0.65
Mondelez International, Inc., Class A	19,350	983,947	1.55
		1,420,922
Pharmaceuticals
Allergan PLC	7,600	1,117,200	1.70
Eli Lilly and Co.	9,750	1,141,140	1.80
Merck & Co., Inc.	15,400	1,212,134	1.81
		3,470,474
Railroads
CSX Corp.	15,950	1,270,098	2.01
Norfolk Southern Corp.	6,200	1,264,924	1.99
Union Pacific Corp.	1,250	221,300	0.35
		2,756,322
Regional Banks
Citizens Financial Group, Inc.	650	23,530	0.04
	Shares	Value	Percentage of Reference Entities
Regional Banks—(continued)
Fifth Third Bancorp	38,500	$ 1,109,570	1.69
		1,133,100
Research & Consulting Services
Thomson Reuters Corp.	7,800	482,352	0.75
Residential REITs
Camden Property Trust	6,200	624,030	0.97
Essex Property Trust, Inc.	4,350	1,228,875	1.91
		1,852,905
Restaurants
Starbucks Corp.	16,350	1,270,068	1.97
Yum! Brands, Inc.	2,800	292,292	0.46
		1,562,360
Retail REITs
Simon Property Group, Inc.	7,050	1,224,585	1.96
Semiconductor Equipment
KLA-Tencor Corp.	2,650	337,822	0.52
Semiconductors
Broadcom, Inc.	3,500	1,114,400	1.76
QUALCOMM, Inc.	14,600	1,257,498	1.91
Xilinx, Inc.	7,850	943,099	1.69
		3,314,997
Specialized REITs
American Tower Corp., Class A	4,900	956,970	1.51
Systems Software
Fortinet, Inc.	13,600	1,270,512	1.99
Oracle Corp.	21,750	1,203,427	1.90
		2,473,939
Technology Distributors
CDW Corp.	11,750	1,240,800	1.97
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	79,750	1,260,847	2.11
HP, Inc.	1,450	28,928	0.05
		1,289,775
Trading Companies & Distributors
HD Supply Holdings, Inc.	21,250	970,913	1.49
Total Equity Securities - Long		$ 63,565,029
Equity Securities - Short
Aerospace & Defense
BWX Technologies, Inc.	(18,650)	(953,015)	1.52
General Dynamics Corp.	(5,300)	(947,216)	1.48
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Aerospace & Defense—(continued)
Northrop Grumman Corp.	(3,340)	$ (968,299)	1.49
		(2,868,530)
Agricultural Products
Bunge Ltd.	(18,550)	(972,206)	1.50
Air Freight & Logistics
XPO Logistics, Inc.	(14,000)	(953,120)	1.48
Airlines
American Airlines Group, Inc.	(28,700)	(980,966)	1.52
Apparel Retail
Burlington Stores, Inc.	(5,450)	(920,560)	1.47
Application Software
Nutanix, Inc., Class A	(21,900)	(945,861)	1.48
Asset Management & Custody Banks
Eaton Vance Corp.	(16,250)	(675,512)	1.07
State Street Corp.	(13,900)	(940,474)	1.53
		(1,615,986)
Auto Parts & Equipment
Autoliv, Inc.	(6,250)	(490,563)	0.84
Automobile Manufacturers
Tesla, Inc.	(3,160)	(754,260)	1.31
Biotechnology
Alnylam Pharmaceuticals, Inc.	(10,700)	(955,938)	1.41
Bluebird Bio, Inc.	(6,600)	(936,078)	1.42
Exact Sciences Corp.	(9,700)	(957,293)	1.51
		(2,849,309)
Building Products
A.O. Smith Corp.	(9,050)	(475,758)	0.80
Owens Corning	(18,700)	(958,749)	1.60
		(1,434,507)
Cable & Satellite
Liberty Broadband Corp., Class C	(4,550)	(449,130)	0.68
Sirius XM Holdings, Inc.	(164,300)	(954,583)	1.52
		(1,403,713)
Casinos & Gaming
Wynn Resorts, Ltd.	(6,350)	(917,258)	1.40
Communications Equipment
Arista Networks, Inc.	(2,960)	(924,378)	1.53
Construction Materials
Martin Marietta Materials, Inc.	(4,400)	(976,360)	1.47
	Shares	Value	Percentage of Reference Entities
Construction Materials—(continued)
Vulcan Materials Co.	(7,700)	$ (971,047)	1.50
		(1,947,407)
Distillers & Vintners
Constellation Brands, Inc., Class A	(4,450)	(941,932)	1.47
Distributors
LKQ Corp.	(31,600)	(951,160)	1.53
Diversified Support Services
Copart, Inc.	(14,200)	(955,944)	1.46
Electronic Equipment & Instruments
Cognex Corp.	(17,250)	(869,918)	1.50
Electronic Manufacturing Services
Flex Ltd.	(88,250)	(974,280)	1.55
IPG Photonics Corp.	(5,450)	(952,278)	1.52
		(1,926,558)
Fertilizers & Agricultural Chemicals
Nutrien Ltd.	(7,650)	(414,477)	0.65
Financial Exchanges & Data
Cboe Global Markets, Inc.	(6,200)	(629,982)	0.99
CME Group, Inc., Class A	(5,300)	(948,170)	1.50
MarketAxess Holdings, Inc.	(3,500)	(974,155)	1.45
Moody’s Corp.	(4,850)	(953,607)	1.44
		(3,505,914)
Health Care Equipment
Intuitive Surgical, Inc.	(1,820)	(929,347)	1.47
Health Care Supplies
Align Technology, Inc.	(2,980)	(967,546)	1.37
Home Furnishings
Mohawk Industries, Inc.	(7,450)	(1,015,063)	1.55
Homebuilding
D.R. Horton, Inc.	(21,550)	(954,881)	1.55
Industrial Machinery
Middleby Corp. (The)	(3,300)	(436,029)	0.69
Xylem, Inc.	(11,400)	(950,760)	1.50
		(1,386,789)
Interactive Home Entertainment
Activision Blizzard, Inc.	(19,700)	(949,737)	1.41
Interactive Media & Services
Facebook, Inc., Class A	(4,950)	(957,330)	1.42
Snap, Inc., Class A	(86,950)	(968,623)	1.58
Zillow Group, Inc.,, Class c	(27,000)	(901,800)	1.49
		(2,827,753)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Internet & Direct Marketing Retail
GrubHub, Inc.	(13,950)	$ (931,720)	1.45
Wayfair, Inc., Class A	(6,000)	(972,900)	1.40
		(1,904,620)
Internet Services & Infrastructure
Shopify, Inc., Class A	(4,250)	(1,035,003)	1.51
Leisure Products
Mattel, Inc.	(70,900)	(864,271)	1.32
Polaris Industries, Inc.	(6,950)	(669,980)	1.06
		(1,534,251)
Movies & Entertainment
Liberty Media Corp.-Liberty Formula One, Class C	(24,750)	(960,547)	1.47
Netflix, Inc.	(2,520)	(933,761)	1.50
		(1,894,308)
Multi-line Insurance
American International Group, Inc.	(20,600)	(979,942)	1.50
Office REITs
Kilroy Realty Corp.	(12,200)	(938,302)	1.44
Oil & Gas Exploration & Production
Concho Resources, Inc.	(8,000)	(923,040)	1.52
Noble Energy, Inc.	(30,600)	(828,036)	1.35
Pioneer Natural Resources Co.	(5,750)	(957,145)	1.60
		(2,708,221)
Oil & Gas Storage & Transportation
ONEOK, Inc.	(13,800)	(937,434)	1.52
Targa Resources Corp.	(23,350)	(937,502)	1.51
		(1,874,936)
Personal Products
Coty, Inc., Class A	(82,950)	(897,519)	1.47
	Shares	Value	Percentage of Reference Entities
Property & Casualty Insurance
Markel Corp.	(920)	$ (985,789)	1.48
Real Estate Development
Howard Hughes Corp. (The)	(8,550)	(949,050)	1.46
Research & Consulting Services
TransUnion	(13,650)	(950,723)	1.52
Retail REITs
Macerich Co. (The)	(23,100)	(927,234)	1.47
Semiconductors
NVIDIA Corp.	(5,250)	(950,250)	1.56
Specialized REITs
Digital Realty Trust, Inc.	(8,050)	(947,565)	1.52
Equinix, Inc.	(2,080)	(945,776)	1.47
		(1,893,341)
Specialty Chemicals
Albemarle Corp.	(11,200)	(840,672)	1.45
Specialty Stores
Tiffany & Co.	(8,800)	(948,816)	1.47
Trading Companies & Distributors
Watsco, Inc.	(5,950)	(942,897)	1.42
Trucking
JB Hunt Transport Services, Inc.	(9,650)	(911,732)	1.46
Knight-Swift Transportation Holdings, Inc.	(26,950)	(898,782)	1.48
		(1,810,514)
Total Equity Securities - Short		$ (63,542,031)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Long/Short Equity Fund

Portfolio Composition
By sector, based on total net assets
as of April 30, 2019
	Equity Securities		Gross Exposure[3]	Net Exposure[4]
	Long [1]	Short [2]
Consumer Discretionary	42.9%	16.3%	59.2%	26.7%
Health Care	29.7	7.4	37.1	22.3
Information Technology	27.3	10.4	37.8	16.9
Financials	26.2	11.1	37.3	15.1
Industrials	16.1	19.2	35.3	-3.2
Real Estate	15.0	7.4	22.4	7.6
Communication Services	10.0	11.1	21.1	-1.1
Materials	8.3	5.0	13.3	3.3
Energy	7.4	7.2	14.6	0.2
Utilities	5.6	0.0	5.6	5.6
Consumer Staples	5.1	4.4	9.5	0.7
Other Assets Less Liabilities	5.9	0.0	5.9	5.9
Total	199.5%	99.5%	299.0%	100.0%

[1]	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Long/Short Equity Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $54,844,084)	$60,105,054
Other investments:
Unrealized appreciation on swap agreements — OTC	968,918
Deposits with brokers:
Cash collateral — OTC Derivatives	171,918
Foreign currencies, at value (Cost $809)	804
Receivable for:
Investments sold	9,488,782
Fund shares sold	1,030,099
Fund expenses absorbed	4,883
Dividends	52,049
Investment for trustee deferred compensation and retirement plans	14,591
Other assets	42,775
Total assets	71,879,873
Liabilities:
Other investments:
Unrealized depreciation on swap agreements—OTC	260,532
Payable for:
Investments purchased	6,804,406
Fund shares reacquired	108,762
Amount due custodian	752,699
Accrued fees to affiliates	18,662
Accrued trustees’ and officers’ fees and benefits	1,579
Accrued other operating expenses	59,862
Trustee deferred compensation and retirement plans	14,591
Total liabilities	8,021,093
Net assets applicable to shares outstanding	$63,858,780
Net assets consist of:
Shares of beneficial interest	$ 66,877,086
Distributable earnings	(3,018,306)
$63,858,780
Net Assets:
Class A	$ 7,675,754
Class C	$ 1,840,727
Class R	$ 214,288
Class Y	$ 10,096,241
Class R5	$ 7,211
Class R6	$44,024,559
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	861,319
Class C	213,597
Class R	24,311
Class Y	1,121,222
Class R5	800
Class R6	4,875,890
Class A:
Net asset value per share	$ 8.91
Maximum offering price per share (Net asset value of $8.91 ÷ 94.50%)	$ 9.43
Class C:
Net asset value and offering price per share	$ 8.62
Class R:
Net asset value and offering price per share	$ 8.81
Class Y:
Net asset value and offering price per share	$ 9.00
Class R5:
Net asset value and offering price per share	$ 9.01
Class R6:
Net asset value and offering price per share	$ 9.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Long/Short Equity Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $1,838)	$ 833,119
Dividends from affiliated money market funds	61,189
Total investment income	894,308
Expenses:
Advisory fees	280,262
Administrative services fees	11,519
Custodian fees	1,740
Distribution fees:
Class A	14,739
Class C	13,246
Class R	510
Transfer agent fees — A, C, R and Y	34,283
Transfer agent fees — R5	14
Transfer agent fees — R6	319
Trustees’ and officers’ fees and benefits	11,684
Registration and filing fees	42,692
Reports to shareholders	6,972
Professional services fees	38,739
Other	6,940
Total expenses	463,659
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(9,021)
Net expenses	454,638
Net investment income	439,670
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,235,726
Foreign currencies	15,665
Swap agreements	(12,198,029)
(9,946,638)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(636,541)
Foreign currencies	39
Swap agreements	1,294,312
657,810
Net realized and unrealized gain (loss)	(9,288,828)
Net increase (decrease) in net assets resulting from operations	$ (8,849,158)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Long/Short Equity Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 439,670	$ 182,279
Net realized gain (loss)	(9,946,638)	1,726,221
Change in net unrealized appreciation (depreciation)	657,810	(4,316,450)
Net increase (decrease) in net assets resulting from operations	(8,849,158)	(2,407,950)
Distributions to shareholders from distributable earnings:
Class A	(1,261,039)	(1,746,032)
Class C	(309,188)	(397,942)
Class R	(18,673)	(19,077)
Class Y	(1,424,351)	(1,815,559)
Class R5	(3,504)	(6,829)
Class R6	(3,584,007)	(6,658,511)
Total distributions to shareholders from distributable earnings	(6,600,762)	(10,643,950)
Share transactions–net:
Class A	(4,967,186)	6,565,406
Class C	(1,145,527)	1,533,990
Class R	46,717	109,260
Class Y	(5,778,184)	9,860,608
Class R5	(27,716)	3,429
Class R6	10,027,026	2,307,755
Net increase (decrease) in net assets resulting from share transactions	(1,844,870)	20,380,448
Net increase (decrease) in net assets	(17,294,790)	7,328,548
Net assets:
Beginning of period	81,153,570	73,825,022
End of period	$ 63,858,780	$ 81,153,570
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Long/Short Equity Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 11.05	$ 0.05	$ (1.27)	$ (1.22)	$ —	$(0.92)	$(0.92)	$ 8.91	(11.34)%	$ 7,676	1.58% (d)	1.63% (d)	0.97% (d)	41%
Year ended 10/31/18	13.15	(0.00)	(0.22)	(0.22)	(0.93)	(0.95)	(1.88)	11.05	(2.49)	15,528	1.56	1.57	(0.01)	92
Year ended 10/31/17	10.45	0.03	2.74	2.77	—	(0.07)	(0.07)	13.15	26.62	11,457	1.57	1.62	0.27	95
Year ended 10/31/16	11.50	0.06 (e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85	2.08	0.58 (e)	102
Year ended 10/31/15	11.00	0.01	0.49	0.50	—	(0.00)	(0.00)	11.50	4.57	12,854	1.85	2.76	0.11	89
Year ended 10/31/14(f)	10.00	(0.02)	1.02	1.00	—	—	—	11.00	10.00	16,796	1.85 (g)	3.04 (g)	(0.25) (g)	102
Class C
Six months ended 04/30/19	10.76	0.01	(1.23)	(1.22)	—	(0.92)	(0.92)	8.62	(11.66)	1,841	2.33 (d)	2.38 (d)	0.22 (d)	41
Year ended 10/31/18	12.86	(0.09)	(0.22)	(0.31)	(0.84)	(0.95)	(1.79)	10.76	(3.24)	3,696	2.31	2.32	(0.76)	92
Year ended 10/31/17	10.30	(0.06)	2.69	2.63	—	(0.07)	(0.07)	12.86	25.65	2,812	2.32	2.37	(0.48)	95
Year ended 10/31/16	11.34	(0.02) (e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60	2.83	(0.17) (e)	102
Year ended 10/31/15	10.92	(0.07)	0.49	0.42	—	(0.00)	(0.00)	11.34	3.87	2,350	2.60	3.51	(0.64)	89
Year ended 10/31/14(f)	10.00	(0.10)	1.02	0.92	—	—	—	10.92	9.20	2,618	2.60 (g)	3.79 (g)	(1.00) (g)	102
Class R
Six months ended 04/30/19	10.95	0.03	(1.25)	(1.22)	—	(0.92)	(0.92)	8.81	(11.45)	214	1.83 (d)	1.88 (d)	0.72 (d)	41
Year ended 10/31/18	13.06	(0.03)	(0.23)	(0.26)	(0.90)	(0.95)	(1.85)	10.95	(2.81)	211	1.81	1.82	(0.26)	92
Year ended 10/31/17	10.40	0.00	2.73	2.73	—	(0.07)	(0.07)	13.06	26.37	132	1.82	1.87	0.02	95
Year ended 10/31/16	11.45	0.04 (e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10	2.33	0.33 (e)	102
Year ended 10/31/15	10.98	(0.02)	0.49	0.47	—	(0.00)	(0.00)	11.45	4.31	40	2.10	3.01	(0.14)	89
Year ended 10/31/14(f)	10.00	(0.04)	1.02	0.98	—	—	—	10.98	9.80	27	2.10 (g)	3.29 (g)	(0.50) (g)	102
Class Y
Six months ended 04/30/19	11.14	0.06	(1.28)	(1.22)	—	(0.92)	(0.92)	9.00	(11.24)	10,096	1.33 (d)	1.38 (d)	1.22 (d)	41
Year ended 10/31/18	13.25	0.03	(0.23)	(0.20)	(0.96)	(0.95)	(1.91)	11.14	(2.28)	19,286	1.31	1.32	0.24	92
Year ended 10/31/17	10.51	0.06	2.75	2.81	—	(0.07)	(0.07)	13.25	26.85	12,145	1.32	1.37	0.52	95
Year ended 10/31/16	11.56	0.09 (e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60	1.83	0.83 (e)	102
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	7,709	1.60	2.51	0.36	89
Year ended 10/31/14(f)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	12,389	1.60 (g)	2.79 (g)	0.00 (g)	102
Class R5
Six months ended 04/30/19	11.15	0.06	(1.28)	(1.22)	—	(0.92)	(0.92)	9.01	(11.22)	7	1.23 (d)	1.24 (d)	1.32 (d)	41
Year ended 10/31/18	13.26	0.04	(0.23)	(0.19)	(0.97)	(0.95)	(1.92)	11.15	(2.17)	42	1.23	1.24	0.32	92
Year ended 10/31/17	10.50	0.07	2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47	1.22	1.25	0.62	95
Year ended 10/31/16	11.56	0.09 (e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60	1.71	0.83 (e)	102
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	578	1.60	2.38	0.36	89
Year ended 10/31/14(f)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	718	1.60 (g)	2.69 (g)	0.00 (g)	102
Class R6
Six months ended 04/30/19	11.16	0.07	(1.28)	(1.21)	—	(0.92)	(0.92)	9.03	(11.12)	44,025	1.13 (d)	1.14 (d)	1.42 (d)	41
Year ended 10/31/18	13.26	0.05	(0.23)	(0.18)	(0.97)	(0.95)	(1.92)	11.16	(2.09)	42,390	1.16	1.17	0.39	92
Year ended 10/31/17	10.50	0.07	2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47,232	1.22	1.25	0.62	95
Year ended 10/31/16	11.56	0.09 (e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60	1.71	0.83 (e)	102
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	609	1.60	2.38	0.36	89
Year ended 10/31/14(f)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	562	1.60 (g)	2.69 (g)	0.00 (g)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11,889, $2,671, $206, $14,600, $28 and $41,253 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Long/Short Equity Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,
16	Invesco Long/Short Equity Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from
17	Invesco Long/Short Equity Fund

changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.80%.
18	Invesco Long/Short Equity Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $3,220 and reimbursed class level expenses of $2,271, $510, $39, $2,789, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $1,396 in front-end sales commissions from the sale of Class A shares and $0 and $637 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
19	Invesco Long/Short Equity Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$60,105,054	$ —	$—	$60,105,054
Other Investments - Assets*
Swap Agreements	—	968,918	—	968,918
Other Investments - Liabilities*
Swap Agreements	—	(260,532)	—	(260,532)
Total Other Investments	—	708,386	—	708,386
Total Investments	$60,105,054	$ 708,386	$—	$60,813,440

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$ 968,918
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 968,918
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(260,532)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(260,532)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$ 968,918	$ (260,532)	$ 708,386	$–	$–	$ 708,386
20	Invesco Long/Short Equity Fund

Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(12,198,029)
Change in Net Unrealized Appreciation:
Swap agreements	1,294,312
Total	$(10,903,717)
The table below summarizes the average notional value of derivatives held during the period.
Swap Agreements
Average notional value	$139,754,934
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $192.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $26,839,645 and $43,185,058, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 8,164,898
Aggregate unrealized (depreciation) of investments	(1,618,503)
Net unrealized appreciation of investments	$ 6,546,395
Cost of investments for tax purposes is $54,267,045.
21	Invesco Long/Short Equity Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	83,390	$ 786,484	863,426	$ 10,478,814
Class C	9,612	88,445	225,972	2,674,620
Class R	3,986	36,655	10,110	120,120
Class Y	377,618	3,617,875	1,705,351	20,464,440
Class R5	44	420	194	2,364
Class R6	696,906	6,477,222	343,585	3,990,803
Issued as reinvestment of dividends:
Class A	114,693	1,059,760	145,295	1,699,951
Class C	32,792	293,818	32,792	375,798
Class R	1,940	17,752	1,483	17,226
Class Y	135,852	1,267,502	66,645	784,426
Class R5	297	2,768	450	5,291
Class R6	383,648	3,583,271	565,588	6,656,972
Automatic conversion of Class C shares to Class A shares:
Class A	44,211	407,070	-	-
Class C	(45,598)	(407,070)	-	-
Reacquired:
Class A	(786,394)	(7,220,500)	(474,277)	(5,613,359)
Class C	(126,849)	(1,120,720)	(133,865)	(1,516,428)
Class R	(873)	(7,690)	(2,410)	(28,086)
Class Y	(1,123,616)	(10,663,561)	(957,042)	(11,388,258)
Class R5	(3,345)	(30,904)	(366)	(4,226)
Class R6	(3,633)	(33,467)	(670,861)	(8,340,020)
Net increase (decrease) in share activity	(205,319)	$ (1,844,870)	1,722,070	$ 20,380,448

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 68% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
22	Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$886.60	$ 7.39	$1,016.96	$ 7.90	1.58%
Class C	1,000.00	883.40	10.88	1,013.24	11.63	2.33
Class R	1,000.00	885.50	8.56	1,015.72	9.15	1.83
Class Y	1,000.00	887.60	6.22	1,018.20	6.66	1.33
Class R5	1,000.00	887.80	5.76	1,018.70	6.16	1.23
Class R6	1,000.00	888.80	5.29	1,019.19	5.66	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
23	Invesco Long/Short Equity Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LSE-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ■ C: LVLCX ■ R: LVLRX ■ Y: LVLYX ■ R5: LVLFX ■ R6: LVLSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
19	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	6.31%
Class C Shares	5.91
Class R Shares	6.27
Class Y Shares	6.55
Class R5 Shares	6.55
Class R6 Shares	6.56
MSCI All Country World Index▼ (Broad Market Index)	9.37
MSCI Emerging Markets Index▼ (Style-Specific Index)	13.76
Lipper Emerging Market Funds Index■ (Peer Group Index)	14.61
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	–1.37%
5 Years	–2.14
1 Year	–17.65
Class C Shares
Inception (12/17/13)	–1.08%
5 Years	–1.78
1 Year	–14.32
Class R Shares
Inception (12/17/13)	–0.56%
5 Years	–1.26
1 Year	–13.17
Class Y Shares
Inception (12/17/13)	–0.07%
5 Years	–0.78
1 Year	–12.66
Class R5 Shares
Inception (12/17/13)	–0.07%
5 Years	–0.80
1 Year	–12.66
Class R6 Shares
Inception (12/17/13)	–0.09%
5 Years	–0.80
1 Year	–12.68
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.25%, 3.00%, 2.50%, 2.00%, 1.77% and 1.77%, respectively. The expense ratios presented above may vary from the ex-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	–1.36%
5 Years	–1.78
1 Year	–18.59
Class C Shares
Inception (12/17/13)	–1.07%
5 Years	–1.45
1 Year	–15.27
Class R Shares
Inception (12/17/13)	–0.57%
5 Years	–0.94
1 Year	–14.16
Class Y Shares
Inception (12/17/13)	–0.07%
5 Years	–0.45
1 Year	–13.76
Class R5 Shares
Inception (12/17/13)	–0.07%
5 Years	–0.45
1 Year	–13.76
Class R6 Shares
Inception (12/17/13)	–0.09%
5 Years	–0.47
1 Year	–13.78
pense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
3	Invesco Low Volatility Emerging Markets Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Low Volatility Emerging Markets Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–95.93%
Brazil–6.87%
EcoRodovias Infraestrutura e Logistica S.A.	156,900	$ 324,516
ENGIE Brasil Energia S.A.	44,100	500,372
Mahle-Metal Leve S.A.	49,800	305,701
SLC Agricola S.A.	34,600	362,669
Transmissora Alianca de Energia Eletrica S.A.(a)	71,700	479,999
Tupy S.A.	69,100	308,396
		2,281,653
Chile–0.82%
CAP S.A.	14,010	160,061
Cia Cervecerias Unidas S.A., ADR	4,086	112,528
		272,589
China–18.61%
Anhui Conch Cement Co. Ltd., Class A	68,300	405,027
Autohome, Inc., ADR(b)	4,775	551,465
China Lilang Ltd.	118,000	123,042
China Mobile Ltd.	41,500	395,437
China Railway Construction Corp. Ltd., Class A	272,462	438,411
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	104,800	458,912
China Telecom Corp. Ltd., Class H	804,000	416,799
Chlitina Holding Ltd.	20,000	163,749
Chongqing Rural Commercial Bank Co., Ltd., Class H	483,000	281,575
Daqin Railway Co. Ltd., Class A	359,200	454,279
Henan Shuanghui Investment & Development Co., Ltd., Class A	109,300	451,523
Jiangsu Expressway Co. Ltd., Class H	134,000	190,628
Maanshan Iron & Steel Co. Ltd.	769,600	395,826
Sany Heavy Industry Co. Ltd., Class A	249,500	450,773
Sinopec Shanghai Petrochemical Co., Ltd., Class A	600,500	457,274
Weichai Power Co., Ltd., Class A	221,400	403,212
Yantai Changyu Pioneer Wine Co. Ltd., Class B	64,900	139,731
		6,177,663
Hong Kong–0.30%
Kingboard Laminates Holdings Ltd.	96,000	100,871
India–8.85%
Bajaj Auto Ltd.	4,612	197,871
Bharti Infratel Ltd.	103,942	392,358
Colgate-Palmolive (India) Ltd.	23,884	415,499
Hero MotoCorp Ltd.	10,660	384,973
KEC International Ltd.	13,458	55,455
Shares		Value
India–(continued)
NHPC Ltd.	660,346	$ 222,073
NMDC Ltd.	322,937	466,388
Power Finance Corp. Ltd.	265,111	440,621
Sanofi India Ltd.	1,052	84,867
Sun TV Network Ltd.	33,520	277,271
		2,937,376
Indonesia–2.65%
PT Bukit Asam Tbk	1,638,800	454,904
PT United Tractors Tbk	221,900	423,167
		878,071
Malaysia–4.85%
AirAsia Group Bhd.	512,700	338,535
British American Tobacco Malaysia Bhd.	15,400	129,845
Carlsberg Brewery Malaysia Bhd., Class B	19,600	119,747
Petronas Chemicals Group Bhd.	203,800	443,633
Petronas Dagangan Bhd.	31,300	183,053
PPB Group Bhd.	54,360	246,655
Supermax Corp. Bhd.	409,200	149,448
		1,610,916
Mexico–7.00%
Alfa, S.A.B. de C.V., Class A	388,400	392,544
Coca-Cola FEMSA, S.A.B. de C.V., Series L	60,300	383,536
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	73,900	455,303
Grupo Comercial Chedraui, S.A. de C.V.	49,900	98,601
Megacable Holdings S.A.B. de C.V., Series CPO(c)	99,700	439,184
Wal-Mart de Mexico S.A.B. de C.V., Series V	188,500	553,933
		2,323,101
Pakistan–0.86%
Engro Fertilizers Ltd.	379,000	186,228
Fauji Fertilizer Co. Ltd.	133,500	98,174
		284,402
Poland–1.68%
Play Communications S.A., REGS(d)	21,548	133,021
Powszechny Zaklad Ubezpieczen S.A.	38,657	424,863
		557,884
Russia–7.12%
Alrosa PJSC	294,500	429,204
LUKOIL PJSC, ADR	5,886	500,813
MMC Norilsk Nickel PJSC, ADR	16,954	379,854
Rosseti PJSC	26,940,000	445,426
Tatneft PJSC, ADR	6,879	484,626
Unipro PJSC	3,070,000	123,881
		2,363,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Low Volatility Emerging Markets Fund

Shares		Value
South Africa–5.52%
Absa Group Ltd.	34,876	$ 400,470
African Rainbow Minerals Ltd.	16,870	201,330
Astral Foods Ltd.	31,170	396,570
Kumba Iron Ore Ltd.	13,026	390,325
Reunert Ltd.	54,452	295,042
Tsogo Sun Holdings Ltd.	98,915	148,805
		1,832,542
South Korea–13.62%
Binggrae Co. Ltd.	2,987	188,709
Chong Kun Dang Pharmaceutical Corp.	4,665	407,336
Daeduck Electronics Co., Ltd.	9,172	83,228
Daewon Pharmaceutical Co., Ltd.	8,627	130,349
Dong-A ST Co., Ltd.	1,679	146,606
Grand Korea Leisure Co., Ltd.	19,374	385,606
Korea United Pharm., Inc.	8,850	199,405
KT&G Corp.	4,566	398,692
Kwang Dong Pharmaceutical Co., Ltd.	14,396	90,703
LG Uplus Corp.	37,081	453,930
Lotte Food Co., Ltd.	426	229,748
Partron Co. Ltd.	17,903	212,264
Samjin Pharmaceutical Co., Ltd.	10,328	345,254
Seoul Semiconductor Co. Ltd.	22,567	369,951
SFA Engineering Corp.	8,354	300,005
SK Telecom Co., Ltd.	1,935	409,975
SL Corp.	8,141	169,350
		4,521,111
Taiwan–5.07%
Chipbond Technology Corp.	209,000	473,448
Eva Airways Corp.	357,000	175,028
Lite-On Technology Corp.	59,000	83,151
Makalot Industrial Co., Ltd.	52,000	358,435
Shares		Value
Taiwan–(continued)
Radiant Opto-Electronics Corp.	150,000	$ 504,838
Syncmold Enterprise Corp.	31,500	88,992
		1,683,892
Thailand–4.78%
Advanced Info Service PCL	80,800	480,877
Electricity Generating PCL, Foreign Shares	55,800	517,363
GFPT PCL	165,482	80,344
Major Cineplex Group PCL, Foreign Shares	81,100	72,399
Mega Lifesciences PCL	74,800	84,348
Ratch Group PCL, Foreign Shares	133,300	259,919
Thai Vegetable Oil PCL	108,500	91,762
		1,587,012
Turkey–3.89%
BIM Birlesik Magazalar A.S.	26,973	375,422
Soda Sanayii AS	364,486	474,017
Tekfen Holding A.S.	98,591	440,538
		1,289,977
United Arab Emirates–1.08%
Air Arabia PJSC(b)	956,648	265,653
Arabtec Holding PJSC	164,964	92,965
		358,618
United Kingdom–1.02%
Mondi Ltd.	15,337	338,036
United States–1.34%
JBS S.A.	88,000	443,692
TOTAL INVESTMENTS IN SECURITIES—95.93% (Cost $32,177,648)		31,843,210
OTHER ASSETS LESS LIABILITIES–4.07%		1,349,878
NET ASSETS–100.00%		$33,193,088
Investment Abbreviations:
ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Each unit represents two preferred shares and one common share.
(b)	Non-income producing security.
(c)	Each CPO represents two Series A shares.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2019 represented less than 1% of the Fund’s Net Assets.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Low Volatility Emerging Markets Fund

Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Consumer Staples	16.21%
Materials	14.54
Industrials	14.39
Communication Services	12.12
Utilities	7.67
Consumer Discretionary	7.18
Information Technology	6.67
Health Care	6.31
Energy	6.17
Financials	4.67
Other Assets Less Liabilities	4.07
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $32,177,648)	$31,843,210
Other investments:
Variation margin receivable — futures contracts	72,160
Foreign currencies, at value (Cost $2,754,865)	2,719,452
Receivable for:
Fund shares sold	596,678
Dividends	84,584
Investment for trustee deferred compensation and retirement plans	14,445
Other assets	39,761
Total assets	35,370,290
Liabilities:
Payable for:
Investments purchased	264,503
Fund shares reacquired	1,646,861
Amount due custodian	173,484
Accrued foreign taxes	16,238
Accrued trustees’ and officers’ fees and benefits	1,508
Accrued other operating expenses	60,163
Trustee deferred compensation and retirement plans	14,445
Total liabilities	2,177,202
Net assets applicable to shares outstanding	$33,193,088
Net assets consist of:
Shares of beneficial interest	$35,542,527
Distributable earnings	(2,349,439)
$33,193,088
Net Assets:
Class A	$ 1,701,116
Class C	$ 84,903
Class R	$ 29,006
Class Y	$ 1,670,232
Class R5	$ 6,476
Class R6	$29,701,355
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	266,608
Class C	13,286
Class R	4,542
Class Y	262,793
Class R5	1,019
Class R6	4,679,777
Class A:
Net asset value per share	$ 6.38
Maximum offering price per share (Net asset value of $6.38 ÷ 94.50%)	$ 6.75
Class C:
Net asset value and offering price per share	$ 6.39
Class R:
Net asset value and offering price per share	$ 6.39
Class Y:
Net asset value and offering price per share	$ 6.36
Class R5:
Net asset value and offering price per share	$ 6.36
Class R6:
Net asset value and offering price per share	$ 6.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Low Volatility Emerging Markets Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $70,798)	$ 650,183
Dividends from affiliated money market funds	76
Total investment income	650,259
Expenses:
Advisory fees	160,235
Administrative services fees	9,961
Custodian fees	12,239
Distribution fees:
Class A	2,399
Class C	592
Class R	71
Transfer agent fees — A, C, R and Y	5,781
Transfer agent fees — R6	51
Trustees’ and officers’ fees and benefits	11,325
Registration and filing fees	39,696
Reports to shareholders	6,273
Professional services fees	31,979
Other	12,502
Total expenses	293,104
Less: Fees waived and expenses reimbursed	(105,175)
Net expenses	187,929
Net investment income	462,330
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $4,984)	(2,057,882)
Foreign currencies	(29,692)
Futures contracts	5,092
(2,082,482)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $6,351)	3,697,004
Foreign currencies	1,290
Futures contracts	56,295
3,754,589
Net realized and unrealized gain	1,672,107
Net increase in net assets resulting from operations	$ 2,134,437
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 462,330	$ 1,036,986
Net realized gain (loss)	(2,082,482)	4,163,617
Change in net unrealized appreciation (depreciation)	3,754,589	(10,809,855)
Net increase (decrease) in net assets resulting from operations	2,134,437	(5,609,252)
Distributions to shareholders from distributable earnings:
Class A	(285,380)	(1,058,236)
Class C	(16,379)	(47,838)
Class R	(4,240)	(3,419)
Class Y	(267,768)	(287,090)
Class R5	(1,151)	(1,463)
Class R6	(4,826,089)	(5,381,200)
Total distributions to shareholders from distributable earnings	(5,401,007)	(6,779,246)
Share transactions–net:
Class A	(200,059)	(3,943,333)
Class C	(109,124)	(31,555)
Class R	3,190	14,391
Class Y	124,901	486,772
Class R6	2,055,015	4,260,549
Net increase in net assets resulting from share transactions	1,873,923	786,824
Net increase (decrease) in net assets	(1,392,647)	(11,601,674)
Net assets:
Beginning of period	34,585,735	46,187,409
End of period	$33,193,088	$ 34,585,735
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Low Volatility Emerging Markets Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 7.08	$0.08	$ 0.31	$ 0.39	$ (0.17)	$(0.92)	$ (1.09)	$ 6.38	6.31%	$ 1,701	1.32% (d)	2.21% (d)	2.47% (d)	40%
Year ended 10/31/18	9.72	0.19	(1.42)	(1.23)	(0.19)	(1.22)	(1.41)	7.08	(14.82)	2,063	1.33	2.25	2.22	61
Year ended 10/31/17	8.64	0.17	1.32	1.49	(0.10)	(0.31)	(0.41)	9.72	18.29	7,471	1.39	2.09	1.89	54
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	—	(0.07)	8.64	7.98	3,617	1.72	2.27	2.08	63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72	7.99	1.52	105
Year ended 10/31/14(e)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71 (f)	10.36 (f)	1.69 (f)	38
Class C
Six months ended 04/30/19	7.01	0.05	0.31	0.36	(0.06)	(0.92)	(0.98)	6.39	5.91	85	2.07 (d)	2.96 (d)	1.72 (d)	40
Year ended 10/31/18	9.65	0.12	(1.40)	(1.28)	(0.14)	(1.22)	(1.36)	7.01	(15.49)	203	2.08	3.00	1.47	61
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14	2.84	1.14	54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	—	(0.01)	8.55	7.08	250	2.47	3.02	1.33	63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47	8.74	0.77	105
Year ended 10/31/14(e)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46 (f)	11.11 (f)	0.94 (f)	38
Class R
Six months ended 04/30/19	7.06	0.07	0.32	0.39	(0.14)	(0.92)	(1.06)	6.39	6.27	29	1.57 (d)	2.46 (d)	2.22 (d)	40
Year ended 10/31/18	9.70	0.16	(1.41)	(1.25)	(0.17)	(1.22)	(1.39)	7.06	(15.05)	28	1.58	2.50	1.97	61
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64	2.34	1.64	54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	—	(0.05)	8.62	7.68	26	1.97	2.52	1.83	63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97	8.24	1.27	105
Year ended 10/31/14(e)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96 (f)	10.61 (f)	1.44 (f)	38
Class Y
Six months ended 04/30/19	7.09	0.09	0.31	0.40	(0.21)	(0.92)	(1.13)	6.36	6.55	1,670	1.07 (d)	1.96 (d)	2.72 (d)	40
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	1,705	1.08	2.00	2.47	61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14	1.84	2.14	54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	—	(0.09)	8.66	8.25	1,987	1.47	2.02	2.33	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47	7.74	1.77	105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46 (f)	10.11 (f)	1.94 (f)	38
Class R5
Six months ended 04/30/19	7.09	0.09	0.31	0.40	(0.21)	(0.92)	(1.13)	6.36	6.55	6	1.08 (d)	1.66 (d)	2.71 (d)	40
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	7	1.08	1.77	2.47	61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14	1.65	2.14	54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	—	(0.09)	8.66	8.25	130	1.47	1.87	2.33	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47	7.64	1.77	105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46 (f)	10.06 (f)	1.94 (f)	38
Class R6
Six months ended 04/30/19	7.08	0.09	0.31	0.40	(0.21)	(0.92)	(1.13)	6.35	6.56	29,701	1.08 (d)	1.66 (d)	2.71 (d)	40
Year ended 10/31/18	9.74	0.21	(1.43)	(1.22)	(0.22)	(1.22)	(1.44)	7.08	(14.76)	30,578	1.08	1.77	2.47	61
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14	1.65	2.14	54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	—	(0.09)	8.65	8.12	36,970	1.47	1.87	2.33	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47	7.64	1.77	105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46 (f)	10.06 (f)	1.94 (f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,935, $119, $29, $1,723, $7 and $30,747 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Low Volatility Emerging Markets Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
12	Invesco Low Volatility Emerging Markets Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
13	Invesco Low Volatility Emerging Markets Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.935%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of
14	Invesco Low Volatility Emerging Markets Fund

Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $99,342 and reimbursed class level expenses of $2,939, $182, $44, $2,617, $0 and $51 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $141 in front-end sales commissions from the sale of Class A shares and $0 and $1 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
15	Invesco Low Volatility Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$ 2,281,653	$ —	$—	$ 2,281,653
Chile	272,589	—	—	272,589
China	4,229,478	1,948,185	—	6,177,663
Hong Kong	—	100,871	—	100,871
India	1,967,078	970,298	—	2,937,376
Indonesia	423,167	454,904	—	878,071
Malaysia	1,610,916	—	—	1,610,916
Mexico	2,323,101	—	—	2,323,101
Pakistan	284,402	—	—	284,402
Poland	424,863	133,021	—	557,884
Russia	1,862,991	500,813	—	2,363,804
South Africa	1,631,212	201,330	—	1,832,542
South Korea	4,321,706	199,405	—	4,521,111
Taiwan	1,683,892	—	—	1,683,892
Thailand	1,587,012	—	—	1,587,012
Turkey	849,439	440,538	—	1,289,977
United Arab Emirates	358,618	—	—	358,618
United Kingdom	338,036	—	—	338,036
United States	443,692	—	—	443,692
Total Investments	$26,893,845	$4,949,365	$—	$31,843,210
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$ 5,092
Change in Net Unrealized Appreciation:
Futures contracts	56,295
Total	$61,387
The table below summarizes the four month average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$584,906
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
16	Invesco Low Volatility Emerging Markets Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $13,240,900 and $15,452,198, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,594,175
Aggregate unrealized (depreciation) of investments	(2,977,613)
Net unrealized appreciation (depreciation) of investments	$ (383,438)
Cost of investments for tax purposes is $32,226,648.
17	Invesco Low Volatility Emerging Markets Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	63,793	$ 405,340	381,199	$ 3,446,533
Class C	1,056	6,890	8,334	74,056
Class R	228	1,456	2,403	21,202
Class Y	28,155	187,743	89,593	785,974
Class R6	98,497	624,900	528,440	4,239,883
Issued as reinvestment of dividends:
Class A	46,405	280,288	124,439	1,036,572
Class C	2,541	15,397	5,593	46,480
Class R	527	3,186	243	2,025
Class Y	44,018	264,544	33,652	280,324
Class R6	804,156	4,824,939	646,603	5,379,736
Automatic conversion of Class C shares to Class A shares:
Class A	4,298	26,946	-	-
Class C	(4,284)	(26,946)	-	-
Reacquired:
Class A	(139,449)	(912,633)	(982,782)	(8,426,438)
Class C	(15,031)	(104,465)	(18,419)	(152,091)
Class R	(229)	(1,452)	(1,052)	(8,836)
Class Y	(49,951)	(327,386)	(69,785)	(579,526)
Class R6	(540,920)	(3,394,824)	(610,020)	(5,359,070)
Net increase in share activity	343,810	$ 1,873,923	138,441	$ 786,824

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
18	Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,063.10	$ 6.75	$1,018.25	$ 6.61	1.32%
Class C	1,000.00	1,059.10	10.57	1,014.53	10.34	2.07
Class R	1,000.00	1,062.70	8.03	1,017.01	7.85	1.57
Class Y	1,000.00	1,065.50	5.48	1,019.49	5.36	1.07
Class R5	1,000.00	1,065.50	5.53	1,019.44	5.41	1.08
Class R6	1,000.00	1,065.60	5.53	1,019.44	5.41	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
19	Invesco Low Volatility Emerging Markets Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LVEM-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ■ C: GMSEX ■ R: GMSJX ■ Y: GMSHX ■ R5: GMSKX ■ R6: GMSLX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
9	Consolidated Financial Statements
12	Consolidated Financial Highlights
13	Notes to Consolidated Financial Statements
22	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	10.17%
Class C Shares	9.81
Class R Shares	10.03
Class Y Shares	10.37
Class R5 Shares	10.25
Class R6 Shares	10.38
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	1.19
Lipper Absolute Return Funds Index■ (Peer Group Index)	2.78
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.
    The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception	3.24%
5 Years	3.35
1 Year	–3.51
Class C Shares
Inception	3.37%
5 Years	3.75
1 Year	0.32
Class R Shares
Inception	3.90%
5 Years	4.28
1 Year	1.81
Class Y Shares
Inception (9/26/12)	4.41%
5 Years	4.81
1 Year	2.30
Class R5 Shares
Inception	4.41%
5 Years	4.79
1 Year	2.30
Class R6 Shares
Inception	4.40%
5 Years	4.80
1 Year	2.30
On August 28, 2013, Class H1 shares converted to Class Y shares.
Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.
Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.
Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.
Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.
Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception	2.73%
5 Years	2.83
1 Year	–4.81
Class C Shares
Inception	2.87%
5 Years	3.26
1 Year	–1.06
Class R Shares
Inception	3.40%
5 Years	3.77
1 Year	0.45
Class Y Shares
Inception (9/26/12)	3.90%
5 Years	4.29
1 Year	0.95
Class R5 Shares
Inception	3.92%
5 Years	4.29
1 Year	0.95
Class R6 Shares
Inception	3.89%
5 Years	4.27
1 Year	0.95
higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.47%, 2.22%, 1.72%, 1.22%, 1.22% and 1.22%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.23%, 2.98%, 2.48%, 1.98%, 1.93% and 1.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11%.
3	Invesco Macro Allocation Strategy Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments
April 30, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–30.73%
U.S. Treasury Bills–12.40%(a)(b)
U.S. Treasury Bills	2.42 - 2.43%	05/07/2019	$ 2,830	$ 2,828,873
U.S. Treasury Bills	2.41 - 2.42%	06/04/2019	2,910	2,903,478
				5,732,351
U.S. Treasury Notes–18.33%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	2.41%	01/31/2020	3,100	3,099,238
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.45%	04/30/2020	2,380	2,379,772
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.46%	07/31/2020	3,000	2,998,801
				8,477,811
Total U.S. Treasury Securities (Cost $14,212,351)				14,210,162
			Shares
Money Market Funds–68.74%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(d)			12,361,226	12,361,226
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(d)			5,593,962	5,595,641
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 2.51%(d)			4,877,727	4,877,727
Invesco Treasury Portfolio, Institutional Class, 2.32%(d)			8,952,258	8,952,258
Total Money Market Funds (Cost $31,786,120)				31,786,852
TOTAL INVESTMENTS IN SECURITIES–99.47% (Cost $45,998,471)				45,997,014
OTHER ASSETS LESS LIABILITIES–0.53%				245,379
NET ASSETS–100.00%				$ 46,242,393
Notes to Consolidated Schedule of Investments:
(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	10	June-2019	$ 714,500	$ 33,770	$ 33,770
Cocoa	30	July-2019	707,700	11,821	11,821
Gasoline Reformulated Blendstock Oxygenate Blending	9	May-2019	781,251	19,679	19,679
Lean Hogs	5	December-2019	163,950	20,391	20,391
LME Nickel	4	May-2019	291,540	(35,832)	(35,832)
Low Sulphur Gas Oil	8	May-2019	510,400	17,726	17,726
Subtotal				67,555	67,555
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)—(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	32	June-2019	$ 2,550,720	$ 100,712	$ 100,712
E-Mini S&P 500 Index	29	June-2019	4,275,325	254,514	254,514
EURO STOXX 50 Index	152	June-2019	5,885,083	330,993	330,993
FTSE 100 Index	56	June-2019	5,382,965	202,064	202,064
Hang Seng Index	11	May-2019	2,066,006	2,176	2,176
Mini MSCI Emerging Markets Index	38	June-2019	2,052,380	34,754	34,754
S&P/TSX 60 Index	38	June-2019	5,635,471	203,263	203,263
Tokyo Stock Price Index	28	June-2019	4,059,428	26,351	26,351
Subtotal				1,154,827	1,154,827
Interest Rate Risk
Australia 10 Year Bonds	113	June-2019	11,015,293	177,724	177,724
Canada 10 Year Bonds	51	June-2019	5,260,267	72,845	72,845
Long Gilt	32	June-2019	5,312,810	(11,692)	(11,692)
U.S. Treasury Long Bonds	17	June-2019	2,506,969	10,940	10,940
Subtotal				249,817	249,817
Subtotal—Long Futures Contracts				1,472,199	1,472,199
Short Futures Contracts
Commodity Risk
Coffee "C"	60	July-2019	(2,095,875)	127,951	127,951
Corn	126	July-2019	(2,283,750)	114,938	114,938
Cotton No.2	13	December-2019	(491,985)	(10,796)	(10,796)
LME Nickel	12	May-2019	(874,620)	63,383	63,383
Natural Gas	51	November-2019	(1,480,020)	47,963	47,963
New York Harbor Ultra-Low Sulfur Diesel	7	May-2019	(610,903)	(26,623)	(26,623)
Silver	24	July-2019	(1,798,080)	4,880	4,880
Soybeans	26	July-2019	(1,110,200)	87,557	87,557
Soybean Oil	104	December-2019	(1,785,264)	114,768	114,768
Wheat	56	July-2019	(1,200,500)	89,757	89,757
Subtotal—Short Futures Contracts				613,778	613,778
Total Futures Contracts				$2,085,977	$2,085,977

(a)	Futures contracts collateralized by $50,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Pay	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30%	Monthly	970	September—2019	$869,041	$ 2,291	$ 40,317	$ 38,026
Goldman Sachs International	Pay	S&P GSCI Sugar Excess Return Index	0.15	Monthly	40	September—2019	6,541	—	186	186
Merrill Lynch International	Pay	MLCXLXAE Excess Return Index	0.10	Monthly	1,850	June—2019	468,675	—	0	0
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	2,700	July—2019	425,571	735	735	0
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminium Dynamic Roll Index Excess Return	0.38	Monthly	27,050	March—2020	2,485,583	(1,017)	81,058	82,075
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	6,300	January—2020	1,061,810	455	71,625	71,170
Subtotal — Appreciation								2,464	193,921	191,457
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	1,200	October—2019	$622,470	$ 632	$ (5,288)	$ (5,920)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	3,890	January—2020	516,953	54	(30,746)	(30,800)
JPMorgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	5,590	June—2019	558,662	—	(3,542)	(3,542)
Subtotal — Depreciation								686	(39,576)	(40,262)
Total — Total Return Swap Agreements								$ 3,150	$154,345	$151,195

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $30,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%
S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCXLXAE Excess Return Index
	Long Futures Contracts
	Zinc	100.00%
S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
Morgan Stanley MSCY2KWO Index
	Long Futures Contracts
	Wheat	100.00%
Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Macro Allocation Strategy Fund

Target Risk Allocation and Notional Asset Weights
By asset class, based on Net Assets as of April 30, 2019
Asset Class	Risk Allocation*	% of Total Net Assets**
Equities	63.08%	69.30%
Fixed Income	15.90	52.46
Commodities	21.02	(32.35)
Total	100.00%	89.41%
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $14,212,351)	$14,210,162
Investments in affiliated money market funds, at value (Cost $31,786,120)	31,786,852
Other investments:
Variation margin receivable — futures contracts	7,809
Unrealized appreciation on futures contracts	63,383
Swaps receivable — OTC	5,558
Unrealized appreciation on swap agreements — OTC	191,457
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	50,000
Cash collateral — OTC Derivatives	30,000
Premiums paid on swap agreements — OTC	3,150
Receivable for:
Fund shares sold	12,159
Dividends	59,152
Interest	575
Investment for trustee deferred compensation and retirement plans	21,934
Other assets	30,507
Total assets	46,472,698
Liabilities:
Other investments:
Swaps payable — OTC	735
Unrealized depreciation on futures contracts	35,832
Unrealized depreciation on swap agreements—OTC	40,262
Payable for:
Fund shares reacquired	17,763
Amount due custodian	10,952
Accrued fees to affiliates	27,287
Accrued trustees’ and officers’ fees and benefits	1,549
Accrued other operating expenses	72,973
Trustee deferred compensation and retirement plans	22,952
Total liabilities	230,305
Net assets applicable to shares outstanding	$ 46,242,393
Net assets consist of:
Shares of beneficial interest	$ 44,466,293
Distributable earnings	1,776,100
$ 46,242,393
Net Assets:
Class A	$ 5,209,766
Class C	$ 6,132,533
Class R	$ 122,036
Class Y	$34,247,258
Class R5	$ 9,282
Class R6	$ 521,518
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	537,433
Class C	641,401
Class R	12,619
Class Y	3,509,423
Class R5	952
Class R6	53,491
Class A:
Net asset value per share	$ 9.69
Maximum offering price per share (Net asset value of $9.69 ÷ 94.50%)	$ 10.25
Class C:
Net asset value and offering price per share	$ 9.56
Class R:
Net asset value and offering price per share	$ 9.67
Class Y:
Net asset value and offering price per share	$ 9.76
Class R5:
Net asset value and offering price per share	$ 9.75
Class R6:
Net asset value and offering price per share	$ 9.75

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends from affiliated money market funds	$ 319,009
Interest	166,432
Total investment income	485,441
Expenses:
Advisory fees	230,275
Administrative services fees	10,343
Custodian fees	11,840
Distribution fees:
Class A	6,228
Class C	29,849
Class R	264
Transfer agent fees — A, C, R and Y	24,345
Transfer agent fees — R5	3
Transfer agent fees — R6	152
Trustees’ and officers’ fees and benefits	11,417
Registration and filing fees	41,876
Reports to shareholders	11,819
Professional services fees	34,447
Other	9,927
Total expenses	422,785
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(152,016)
Net expenses	270,769
Net investment income	214,672
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,844
Foreign currencies	2,539
Futures contracts	(426,121)
Swap agreements	158,668
(250,070)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,496)
Futures contracts	4,076,595
Swap agreements	163,200
4,236,299
Net realized and unrealized gain	3,986,229
Net increase in net assets resulting from operations	$4,200,901
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 214,672	$ 149,595
Net realized gain (loss)	(250,070)	1,273,192
Change in net unrealized appreciation (depreciation)	4,236,299	(3,340,172)
Net increase (decrease) in net assets resulting from operations	4,200,901	(1,917,385)
Distributions to shareholders from distributable earnings:
Class A	(8,941)	(212,490)
Class C	(2,712)	(323,365)
Class R	(132)	(2,400)
Class Y	(90,851)	(1,337,441)
Class R5	(26)	(404)
Class R6	(1,402)	(15,400)
Total distributions to shareholders from distributable earnings	(104,064)	(1,891,500)
Share transactions–net:
Class A	230,899	250,653
Class C	(590,725)	(598,785)
Class R	11,299	54,645
Class Y	671,872	2,652,842
Class R6	34,921	128,645
Net increase in net assets resulting from share transactions	358,266	2,488,000
Net increase (decrease) in net assets	4,455,103	(1,320,885)
Net assets:
Beginning of period	41,787,290	43,108,175
End of period	$ 46,242,393	$41,787,290
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 8.81	$ 0.04	$ 0.86	$ 0.90	$(0.02)	$ —	$(0.02)	$ 9.69	10.17%	$ 5,210	1.37% (d)	2.10% (d)	0.95% (d)	0%
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	—	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36	2.12	0.29	94
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	—	(1.28)	9.60	6.55	4,645	1.41	2.30	(0.66)	25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	—	(0.22)	10.26	8.21	5,865	1.63	2.19	(1.31)	75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70 (e)	2.03 (e)	(1.64) (e)	0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73	2.06	(1.68)	0
Class C
Six months ended 04/30/19	8.71	0.01	0.84	0.85	(0.00)	—	(0.00)	9.56	9.81	6,133	2.12 (d)	2.85 (d)	0.20 (d)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	—	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11	2.87	(0.46)	94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	—	(1.19)	9.57	5.90	7,398	2.16	3.05	(1.41)	25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	—	(0.12)	10.20	7.41	7,540	2.38	2.94	(2.06)	75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45 (e)	2.78 (e)	(2.39) (e)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48	2.81	(2.43)	0
Class R
Six months ended 04/30/19	8.80	0.03	0.85	0.88	(0.01)	—	(0.01)	9.67	10.03	122	1.62 (d)	2.35 (d)	0.70 (d)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	—	(0.42)	(0.42)	8.80	(4.24)	100	1.61	2.37	0.04	94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	—	(1.25)	9.61	6.42	54	1.66	2.55	(0.91)	25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	—	(0.19)	10.25	7.86	42	1.88	2.44	(1.56)	75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95 (e)	2.28 (e)	(1.89) (e)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98	2.31	(1.93)	0
Class Y
Six months ended 04/30/19	8.87	0.05	0.87	0.92	(0.03)	—	(0.03)	9.76	10.37	34,247	1.12 (d)	1.85 (d)	1.20 (d)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11	1.87	0.54	94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.64	6.93	30,657	1.16	2.05	(0.41)	25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	38,019	1.38	1.94	(1.06)	75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45 (e)	1.78 (e)	(1.39) (e)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48	1.81	(1.43)	0
Class R5
Six months ended 04/30/19	8.88	0.06	0.84	0.90	(0.03)	—	(0.03)	9.75	10.13	9	1.12 (d)	1.79 (d)	1.20 (d)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.88	(3.79)	8	1.11	1.82	0.54	94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.65	6.93	9	1.15	1.97	(0.40)	25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.30	8.50	10	1.38	1.83	(1.06)	75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45 (e)	1.65 (e)	(1.39) (e)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48	1.69	(1.43)	0
Class R6
Six months ended 04/30/19	8.86	0.06	0.86	0.92	(0.03)	—	(0.03)	9.75	10.38	522	1.12 (d)	1.79 (d)	1.20 (d)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.86	(3.80)	440	1.11	1.82	0.54	94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	—	(1.31)	9.63	6.83	345	1.15	1.97	(0.40)	25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	234	1.38	1.83	(1.06)	75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45 (e)	1.65 (e)	(1.39) (e)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48	1.69	(1.43)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,024, $6,019, $106, $30,584, $9 and $473 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
13	Invesco Macro Allocation Strategy Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The
14	Invesco Macro Allocation Strategy Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
K.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into
15	Invesco Macro Allocation Strategy Fund

an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
N.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 1.10%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco
16	Invesco Macro Allocation Strategy Fund

Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $127,516 and reimbursed class level expenses of $2,920, $3,498, $62, $17,776, $3 and $152 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2019, IDI advised the Fund that IDI retained $249 in front-end sales commissions from the sale of Class A shares and $162 from Class C shares for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
17	Invesco Macro Allocation Strategy Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$ —	$14,210,162	$—	$14,210,162
Money Market Funds	31,786,852	—	—	31,786,852
Total Investments in Securities	31,786,852	14,210,162	—	45,997,014
Other Investments - Assets*
Futures Contracts	2,170,920	—	—	2,170,920
Swap Agreements	—	191,457	—	191,457
	2,170,920	191,457	—	2,362,377
Other Investments - Liabilities*
Futures Contracts	(84,943)	—	—	(84,943)
Swap Agreements	—	(40,262)	—	(40,262)
	(84,943)	(40,262)	—	(125,205)
Total Other Investments	2,085,977	151,195	—	2,237,172
Total Investments	$33,872,829	$14,361,357	$—	$48,234,186

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 754,584	$ 1,154,827	$ 261,509	$ 2,170,920
Unrealized appreciation on swap agreements — OTC	191,457	-	-	191,457
Total Derivative Assets	946,041	1,154,827	261,509	2,362,377
Derivatives not subject to master netting agreements	(754,584)	(1,154,827)	(261,509)	(2,170,920)
Total Derivative Assets subject to master netting agreements	$ 191,457	$ -	$ -	$ 191,457
	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ (73,251)	$ -	$ (11,692)	$ (84,943)
Unrealized depreciation on swap agreements — OTC	(40,262)	-	-	(40,262)
Total Derivative Liabilities	(113,513)	-	(11,692)	(125,205)
Derivatives not subject to master netting agreements	73,251	-	11,692	84,943
Total Derivative Liabilities subject to master netting agreements	$ (40,262)	$ -	$ -	$ (40,262)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
18	Invesco Macro Allocation Strategy Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Barclays Bank PLC	$ 41,003	$ (36,720)	$ 4,283	$–	$ –	$ 4,283
Goldman Sachs International	186	–	186	–	–	186
JPMorgan Chase Bank, N.A.	–	(3,542)	(3,542)	–	3,542	–
Merrill Lynch International	735	–	735	–	–	735
Morgan Stanley Capital Services LLC	153,700	(1,017)	152,683	–	–	152,683
Total	$ 195,624	$(41,279)	$154,345	$–	$3,542	$157,887
(a) The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$ (608,100)	$(1,182,558)	$1,364,537	$ (426,121)
Swap agreements	158,668	-	-	158,668
Change in Net Unrealized Appreciation:
Futures contracts	1,116,448	2,641,829	318,318	4,076,595
Swap agreements	163,200	-	-	163,200
Total	$ 830,216	$ 1,459,271	$ 1,682,855	$3,972,342
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Swap Agreements
Average notional value	$60,112,868	$5,989,831
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $89.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
19	Invesco Macro Allocation Strategy Fund

NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$910,157	$836,160	$1,746,317

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
There were no securities purchased or sold by the Fund during the six months ended April 30, 2019. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,763,688
Aggregate unrealized (depreciation) of investments	(127,393)
Net unrealized appreciation of investments	$ 3,636,295
Cost of investments for tax purposes is $44,601,041.
20	Invesco Macro Allocation Strategy Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	138,637	$ 1,244,658	137,213	$ 1,303,714
Class C	27,256	243,244	132,510	1,242,058
Class R	1,195	11,178	5,576	52,649
Class Y	1,042,883	9,582,812	1,572,203	14,966,087
Class R6	8,270	75,249	23,579	221,955
Issued as reinvestment of dividends:
Class A	738	6,626	20,650	191,636
Class C	275	2,441	31,175	287,742
Class R	13	121	215	1,996
Class Y	6,331	57,167	103,763	967,067
Class R6	153	1,376	1,610	14,997
Automatic conversion of Class C shares to Class A shares:
Class A	12,347	110,830	-	-
Class C	(12,488)	(110,830)	-	-
Reacquired:
Class A	(123,943)	(1,131,215)	(131,930)	(1,244,697)
Class C	(81,404)	(725,580)	(229,173)	(2,128,585)
Class Y	(986,986)	(8,968,107)	(1,408,612)	(13,280,312)
Class R6	(4,584)	(41,704)	(11,341)	(108,307)
Net increase in share activity	28,693	$ 358,266	247,438	$ 2,488,000

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
21	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,101.70	$ 7.14	$1,018.00	$ 6.85	1.37%
Class C	1,000.00	1,098.10	11.03	1,014.28	10.59	2.12
Class R	1,000.00	1,100.30	8.44	1,016.76	8.10	1.62
Class Y	1,000.00	1,103.70	5.84	1,019.24	5.61	1.12
Class R5	1,000.00	1,102.50	5.84	1,019.24	5.61	1.12
Class R6	1,000.00	1,103.80	5.84	1,019.24	5.61	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
22	Invesco Macro Allocation Strategy Fund

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•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco MLP Fund
Nasdaq:
A: ILPAX ■ C: ILPCX ■ R: ILPRX ■ Y: ILPYX ■ R5: ILPFX ■ R6: ILPQX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.81%
Class C Shares	2.62
Class R Shares	2.68
Class Y Shares	2.94
Class R5 Shares	2.94
Class R6 Shares	2.94
S&P 500 Index▼ (Broad Market Index)	9.76
Alerian MLP Index▼ (Style-Specific Index)	3.61
Lipper Energy MLP Funds Index■ (Peer Group Index)	4.38
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
    The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco MLP Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (8/29/14)	–9.11%
1 Year	–1.16
Class C Shares
Inception (8/29/14)	–8.69%
1 Year	2.95
Class R Shares
Inception (8/29/14)	–8.23%
1 Year	4.26
Class Y Shares
Inception (8/29/14)	–7.78%
1 Year	4.79
Class R5 Shares
Inception (8/29/14)	–7.78%
1 Year	4.79
Class R6 Shares
Inception (8/29/14)	–7.78%
1 Year	4.79
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.69%, 2.44%, 1.94%, 1.44%, 1.44% and 1.44%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.98%, 5.73%, 5.23%, 4.73%, 4.66% and 4.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/29/14)	–8.90%
1 Year	8.51
Class C Shares
Inception (8/29/14)	–8.47%
1 Year	12.94
Class R Shares
Inception (8/29/14)	–8.00%
1 Year	14.51
Class Y Shares
Inception (8/29/14)	–7.54%
1 Year	15.09
Class R5 Shares
Inception (8/29/14)	–7.54%
1 Year	15.09
Class R6 Shares
Inception (8/29/14)	–7.57%
1 Year	14.88
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
3	Invesco MLP Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco MLP Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Units		Value
Master Limited Partnerships–85.99%
Gathering & Processing MLP–9.82%
DCP Midstream, L.P.	16,868	$ 524,595
Enable Midstream Partners, L.P.	5,456	75,948
EQM Midstream Partners, L.P.	10,856	499,376
Noble Midstream Partners L.P.	2,429	83,630
		1,183,549
General Partner (MLP)–18.65%
Energy Transfer L.P.	96,570	1,460,138
Western Midstream Partners, L.P.	24,950	787,921
		2,248,059
Natural Gas Pipelines & Storage (MLP)–2.33%
Cheniere Energy Partners, L.P.	3,324	145,658
PBF Logistics L.P.	6,352	135,234
		280,892
Pipelines & Midstream Diversified–22.46%
Enterprise Products Partners L.P.	51,135	1,463,995
Plains All American Pipeline, L.P.	53,709	1,243,364
		2,707,359
Refined Products Pipelines & Terminals–29.09%
Andeavor Logistics L.P.	9,248	310,085
Buckeye Partners, L.P.	14,629	489,486
Genesis Energy, L.P.	15,803	350,511
Magellan Midstream Partners, L.P.	14,882	922,833
MPLX L.P.	31,121	1,003,964
NuStar Energy L.P.	6,318	171,786
Phillips 66 Partners L.P.	5,200	257,556
		3,506,221
Refinery Logistics–3.64%
BP Midstream Partners L.P.	17,911	258,993
Units		Value
Refinery Logistics–(continued)
Shell Midstream Partners, L.P.	8,903	$ 179,039
		438,032
Total Master Limited Partnerships (Cost $10,035,595)		10,364,112
Shares
Common Stock & Other Equity interests–12.55%
General Partner (C-Corp.)–2.68%
ONEOK, Inc.	2,391	162,420
Williams Cos., Inc. (The)	5,687	161,113
		323,533
Global Infrastructure–2.64%
Cheniere Energy, Inc.(b)	4,940	317,889
Natural Gas Pipelines & Storage–7.23%
EnLink Midstream LLC(b)	38,837	454,005
Tallgrass Energy, L.P.	17,294	417,477
		871,482
Total Common Stock & Other Equity interests (Cost $1,470,052)		1,512,904

Money Market Funds–1.39%
Invesco Government & Agency Portfolio,Institutional Class, 2.34%(c)	58,557	58,557
Invesco Liquid Assets Portfolio,Institutional Class, 2.48%(c)	41,822	41,835
Invesco Treasury Portfolio,Institutional Class, 2.32%(c)	66,922	66,922
Total Money Market Funds (Cost $167,314)		167,314
TOTAL INVESTMENTS IN SECURITIES—99.93% (Cost $11,672,961)		12,044,330
OTHER ASSETS LESS LIABILITIES–0.07%		8,205
NET ASSETS–100.00%		$12,052,535

Notes to Schedule of Investments:
(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco MLP Fund

Portfolio Composition
By MLP Sector, based on Net Assets
as of April 30, 2019
Refined Products Pipelines & Terminals	29.09%
Pipelines & Midstream Diversified	22.46
General Partner (MLP)	18.65
Gathering & Processing MLP	9.82
Natural Gas Pipelines & Storage	7.23
Refinery Logistics	3.64
General Partner (C-Corp.)	2.68
Global Infrastructure	2.64
Natural Gas Pipelines & Storage (MLP)	2.33
Money Market Funds Plus Other Assets Less Liabilities	1.46
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco MLP Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $11,505,647)	$11,877,016
Investments in affiliated money market funds, at value (Cost $167,314)	167,314
Receivable for:
Fund shares sold	575
Fund expenses absorbed	118,792
Dividends	98,012
Deferred tax asset, net	0
Other assets	25,815
Total assets	12,287,524
Liabilities:
Payable for:
Fund shares reacquired	400
Accrued fees to affiliates	12,177
Accrued trustees’ and officers’ fees and benefits	1,749
Accrued other operating expenses	220,663
Total liabilities	234,989
Net assets applicable to shares outstanding	$12,052,535
Net assets consist of:
Shares of beneficial interest	$15,915,135
Distributable earnings, net of taxes	(3,862,600)
$12,052,535
Net Assets:
Class A	$ 4,361,338
Class C	$ 1,381,646
Class R	$ 646,494
Class Y	$ 5,652,406
Class R5	$ 5,326
Class R6	$ 5,325
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	819,514
Class C	259,904
Class R	121,544
Class Y	1,062,174
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$ 5.32
Maximum offering price per share (Net asset value of $5.32 ÷ 94.50%)	$ 5.63
Class C:
Net asset value and offering price per share	$ 5.32
Class R:
Net asset value and offering price per share	$ 5.32
Class Y:
Net asset value and offering price per share	$ 5.32
Class R5:
Net asset value and offering price per share	$ 5.32
Class R6:
Net asset value and offering price per share	$ 5.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco MLP Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of return of capital distributions of $280,544)	$ 39,983
Dividends from affiliated money market funds	2,283
Total investment income	42,266
Expenses:
Advisory fees	58,082
Administrative services fees	8,924
Custodian fees	1,594
Distribution fees:
Class A	5,289
Class C	6,618
Class R	1,321
Transfer agent fees — A, C, R and Y	9,651
Transfer agent fees — R5	3
Transfer agent fees — R6	2
Trustees’ and officers’ fees and benefits	11,436
Registration and filing fees	40,542
Reports to shareholders	5,855
Professional services fees	97,437
Taxes	2,785
Other	8,202
Total expenses, before waivers and taxes	257,741
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(182,005)
Net expenses, before taxes	75,736
Net investment income (loss), before taxes	(33,470)
Net tax expense	(23,605)
Net investment income (loss), net of taxes	(57,075)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(273,863)
Net tax expense	0
Net realized gain (loss), net of taxes	(273,863)
Change in net unrealized appreciation of:
Investment securities	760,765
Net tax expense	0
Net change in net unrealized appreciation of investment securities, net of taxes	760,765
Net realized and unrealized gain, net of taxes	486,902
Net increase in net assets resulting from operations	$ 429,827
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco MLP Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss), net of taxes	$ (57,075)	$ (115,730)
Net realized gain (loss), net of taxes	(273,863)	132,277
Change in net unrealized appreciation, net of taxes	760,765	261,179
Net increase in net assets resulting from operations	429,827	277,726
Return of capital:
Class A	(124,509)	(255,736)
Class C	(35,638)	(58,447)
Class R	(15,421)	(22,183)
Class Y	(167,892)	(322,823)
Class R5	(165)	(336)
Class R6	(165)	(336)
Total return of capital	(343,790)	(659,861)
Share transactions–net:
Class A	238,384	671,753
Class C	8,200	376,989
Class R	197,488	108,397
Class Y	361,432	410,086
Net increase in net assets resulting from share transactions	805,504	1,567,225
Net increase in net assets	891,541	1,185,090
Net assets:
Beginning of period	11,160,994	9,975,904
End of period	$12,052,535	$11,160,994
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco MLP Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Return of capital	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses reimbursements, before taxes(c)	Tax expense (benefit)	Ratio of expenses to average net assets with fee waivers and/or expenses reimbursements, after taxes(c)	Ratio of expenses to average net assets without fee waivers and/or expenses reimbursements, after taxes(c)	Ratio of net investment (loss) to average net assets, before taxes	Ratio of net investment (loss) to average net assets, after taxes	Portfolio turnover (d)
Class A
Six months ended 04/30/19	$ 5.33	$(0.03)	$ 0.18	$ 0.15	$ (0.16)	$5.32	2.81%	$4,361	1.53% (e)	0.20% (e)(f)	1.73% (e)(f)	4.86% (e)(f)	(0.80)% (e)	(1.00)% (e)(g)	32%
Year ended 10/31/18	5.46	(0.06)	0.25	0.19	(0.32)	5.33	3.44	4,097	1.28	0.11	1.39	5.10	(0.92)	(1.03)	97
Year ended 10/31/17	6.06	(0.06)	(0.21)	(0.27)	(0.33)	5.46	(4.88)	3,619	1.33	0	1.33	4.90	(0.95)	(0.95)	93
Year ended 10/31/16	6.45	(0.07)	0.02	(0.05)	(0.34)	6.06	(0.14)	4,050	1.50	0	1.50	4.75	(1.28)	(1.28)	57
Year ended 10/31/15	9.35	(0.09)	(2.51)	(2.60)	(0.30)	6.45	(28.30)	2,489	1.50	0	1.50	6.37	(1.16)	(1.16)	107
Year ended 10/31/14(h)	10.00	(0.01)	(0.64)	(0.65)	—	9.35	(6.50)	1,931	1.49 (i)	0	1.49 (i)	72.56	(0.54)	(0.54) (i)	5
Class C
Six months ended 04/30/19	5.33	(0.05)	0.18	0.13	(0.14)	5.32	2.43	1,382	2.28 (e)	0.20 (e)(f)	2.48 (e)(f)	5.61 (e)(f)	(1.55) (e)	(1.75) (e)(g)	32
Year ended 10/31/18	5.46	(0.10)	0.25	0.15	(0.28)	5.33	2.66	1,391	2.03	0.11	2.14	5.85	(1.67)	(1.78)	97
Year ended 10/31/17	6.05	(0.10)	(0.21)	(0.31)	(0.28)	5.46	(5.45)	1,088	2.08	0	2.08	5.65	(1.70)	(1.70)	93
Year ended 10/31/16	6.45	(0.12)	0.02	(0.10)	(0.30)	6.05	(1.08)	1,283	2.25	0	2.25	5.50	(2.03)	(2.03)	57
Year ended 10/31/15	9.34	(0.16)	(2.49)	(2.65)	(0.24)	6.45	(28.78)	205	2.25	0	2.25	7.12	(1.91)	(1.91)	107
Year ended 10/31/14(h)	10.00	(0.02)	(0.64)	(0.66)	—	9.34	(6.60)	1,713	2.24 (i)	0	2.24 (i)	73.31	(1.29)	(1.29) (i)	5
Class R
Six months ended 04/30/19	5.33	(0.03)	0.17	0.14	(0.15)	5.32	2.68	646	1.78 (e)	0.20 (e)(f)	1.98 (e)(f)	5.11 (e)(f)	(1.05) (e)	(1.25) (e)(g)	32
Year ended 10/31/18	5.46	(0.07)	0.25	0.18	(0.31)	5.33	3.18	443	1.53	0.11	1.64	5.35	(1.17)	(1.28)	97
Year ended 10/31/17	6.06	(0.07)	(0.22)	(0.29)	(0.31)	5.46	(5.12)	347	1.58	0	1.58	5.15	(1.20)	(1.20)	93
Year ended 10/31/16	6.45	(0.09)	0.03	(0.06)	(0.33)	6.06	(0.39)	241	1.75	0	1.75	5.00	(1.53)	(1.53)	57
Year ended 10/31/15	9.35	(0.11)	(2.51)	(2.62)	(0.28)	6.45	(28.48)	35	1.75	0	1.75	6.62	(1.41)	(1.41)	107
Year ended 10/31/14(h)	10.00	(0.01)	(0.64)	(0.65)	—	9.35	(6.50)	21	1.74 (i)	0	1.74 (i)	72.80	(0.79)	(0.79) (i)	5
Class Y
Six months ended 04/30/19	5.33	(0.02)	0.17	0.15	(0.16)	5.32	2.94	5,652	1.28 (e)	0.20 (e)(f)	1.48 (e)(f)	4.61 (e)(f)	(0.55) (e)	(0.75) (e)(g)	32
Year ended 10/31/18	5.47	(0.04)	0.24	0.20	(0.34)	5.33	3.52	5,219	1.03	0.11	1.14	4.85	(0.67)	(0.78)	97
Year ended 10/31/17	6.07	(0.04)	(0.22)	(0.26)	(0.34)	5.47	(4.61)	4,912	1.08	0	1.08	4.65	(0.70)	(0.70)	93
Year ended 10/31/16	6.46	(0.06)	0.03	(0.03)	(0.36)	6.07	0.14	3,545	1.25	0	1.25	4.50	(1.03)	(1.03)	57
Year ended 10/31/15	9.36	(0.07)	(2.51)	(2.58)	(0.32)	6.46	(28.07)	2,094	1.25	0	1.25	6.12	(0.91)	(0.91)	107
Year ended 10/31/14(h)	10.00	(0.01)	(0.63)	(0.64)	—	9.36	(6.40)	1,628	1.24 (i)	0	1.24 (i)	72.31	(0.29)	(0.29) (i)	5
Class R5
Six months ended 04/30/19	5.33	(0.02)	0.17	0.15	(0.16)	5.32	2.94	5	1.28 (e)	0.20 (e)(f)	1.48 (e)(f)	4.55 (e)(f)	(0.55) (e)	(0.75) (e)(g)	32
Year ended 10/31/18	5.46	(0.04)	0.25	0.21	(0.34)	5.33	3.71	5	1.03	0.11	1.14	4.78	(0.67)	(0.78)	97
Year ended 10/31/17	6.06	(0.04)	(0.22)	(0.26)	(0.34)	5.46	(4.63)	5	1.08	0	1.08	4.57	(0.70)	(0.70)	93
Year ended 10/31/16	6.46	(0.06)	0.02	(0.04)	(0.36)	6.06	(0.03)	6	1.25	0	1.25	4.44	(1.03)	(1.03)	57
Year ended 10/31/15	9.36	(0.07)	(2.51)	(2.58)	(0.32)	6.46	(28.07)	6	1.25	0	1.25	6.10	(0.91)	(0.91)	107
Year ended 10/31/14(h)	10.00	(0.01)	(0.63)	(0.64)	—	9.36	(6.40)	9	1.24 (i)	0	1.24 (i)	72.28	(0.29)	(0.29) (i)	5
Class R6
Six months ended 04/30/19	5.33	(0.02)	0.17	0.15	(0.16)	5.32	2.94	5	1.28 (e)	0.20 (e)(f)	1.48 (e)(f)	4.55 (e)(f)	(0.55) (e)	(0.75) (e)(g)	32
Year ended 10/31/18	5.46	(0.04)	0.25	0.21	(0.34)	5.33	3.71	5	1.03	0.11	1.14	4.78	(0.67)	(0.78)	97
Year ended 10/31/17	6.06	(0.04)	(0.22)	(0.26)	(0.34)	5.46	(4.63)	5	1.08	0	1.08	4.57	0.70	(0.70)	93
Year ended 10/31/16	6.46	(0.06)	0.02	(0.04)	(0.36)	6.06	(0.03)	6	1.25	0	1.25	4.44	(1.03)	(1.03)	57
Year ended 10/31/15	9.36	(0.07)	(2.51)	(2.58)	(0.32)	6.46	(28.07)	6	1.25	0	1.25	6.10	(0.91)	(0.91)	107
Year ended 10/31/14(h)	10.00	(0.01)	(0.63)	(0.64)	—	9.36	(6.40)	9	1.24 (i)	0	1.24 (i)	72.23	(0.29)	(0.29) (i)	5

(a)	Calculated using average shares outstanding net of taxes, if any.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Includes interest expense and dividends on short sales expense.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,267, $1,334, $533, $5,568, $5 and $5 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.
(h)	Commencement date of August 29, 2014.
(i)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco MLP Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is capital appreciation and, secondarily, income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco MLP Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions –Distributions, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The estimated characterization of the distribution paid will be either ordinary income or a return of capital. The actual tax character of a distribution made by the Fund will not be determined until after the Fund’s fiscal year end. It is anticipated that a significant portion of a distribution will be return of capital.
E.	Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.
The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.
MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.
F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded. For the year ended October 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the rate applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.
The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year capital gains (carrybacks), unrealized net gains, future
12	Invesco MLP Fund

reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance. The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
H.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	1.00%
Next $1.5 billion	0.95%
Next $2 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 1.00%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $58,082, reimbursed fund level expenses of $114,267 and reimbursed class level expenses of $3,464, $1,083, $433, $4,521, $3 and $2 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
13	Invesco MLP Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $628 in front-end sales commissions from the sale of Class A shares and $0 and $22 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of April 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $150.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
14	Invesco MLP Fund

NOTE 7—Tax Information
Total taxes have been computed by applying the federal statutory tax rate of 21% plus a blended state tax rate of 1.87% net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).
The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:
Provision at statutory rates	$ 94,884	21.00%
State and other taxes, net of federal tax benefit	8,459	1.87
Permanent differences, current period	(5,508)	-1.22
Valuation Allowance	(97,835)	-21.65
Return to provision	23,605	5.22
Total Tax Expense	$ 23,605	5.22%

Components of the Fund’s Net Deferred Tax Asset (Liability) at Period-End:
Deferred Tax Assets:
Net operating loss carryforward	$ 108,985
Capital loss carryforward	657,280
Charitable Contribution Carryforwards	101
Total Deferred Tax Assets	766,366
Valuation allowance	(422,253)
Deferred Tax Asset, Net	$ 344,113
Deferred Tax Liabilities:
Unrealized gains (losses) on investment securities	$(344,113)
Total Net Deferred Tax Asset (Liability)	$ 0

As of April 30, 2019 the Fund has capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
October 31, 2014	$ 29,726	October 31, 2019
October 31, 2015	1,269,605	October 31, 2020
October 31, 2016	639,915	October 31, 2021
October 31, 2017	186,841	October 31, 2022
October 31, 2018	251,191	October 31, 2023
October 31, 2019	496,441	October 31, 2024
Total	$2,873,719

As of April 30, 2019 the Fund has a net operating loss carryforwards ("NOL"), which does not expire, as follows:

From Fiscal Year Ended	Amount
October 31, 2019	$476,498
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The Tax Act also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The NOL estimated at April 30, 2019 has an indefinite carryforward and is subject to the 80% limitation.
The impact of the 2017 Tax Act is based upon our analysis and interpretations of currently available information. Uncertainties remain regarding the impact of the 2017 Tax Act due to future regulatory and rule making processes, prospects of additional corrective or supplemental legislation, and potential trade or litigation. These uncertainties, along with our completion of the calculations and potential changes in our initial assumptions as new information becomes available, could cause the actual charge to ultimately differ materially from the provisional amount recorded in 2017 related to the enactment of the 2017 Tax Act.
At April 30, 2019, based on the net unrealized losses on the Fund’s investment secuirties, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at April 30, 2019 based on historical evidence it is unlikely the DTA will be realized.
Tax Character of Distributions to Shareholders Paid During the Six Months Ended April 30, 2019 and Fiscal Year Ended October 31, 2018
	2019	2018
Return of capital	343,790	659,861
15	Invesco MLP Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $4,195,096 and $3,744,677, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,811,522
Aggregate unrealized (depreciation) of investments	(188,766)
Net unrealized appreciation of investments	$ 1,622,756
Cost of investments for tax purposes is $10,421,574.
16	Invesco MLP Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	127,231	$ 637,132	529,504	$ 3,114,265
Class C	57,364	302,337	173,020	998,685
Class R	38,412	197,736	24,579	138,529
Class Y	191,391	917,941	225,310	1,242,819
Issued as reinvestment of dividends:
Class A	14,125	74,878	35,490	195,954
Class C	4,730	24,986	10,034	55,546
Class R	2,865	15,270	3,951	21,875
Class Y	20,318	107,830	46,708	258,103
Automatic conversion of Class C shares to Class A shares:
Class A	29,464	154,417	-	-
Class C	(29,521)	(154,417)	-	-
Reacquired:
Class A	(119,567)	(628,043)	(459,066)	(2,638,466)
Class C	(33,818)	(164,706)	(121,232)	(677,242)
Class R	(2,894)	(15,518)	(8,938)	(52,007)
Class Y	(128,515)	(664,339)	(191,742)	(1,090,836)
Net increase in share activity	171,585	$ 805,504	267,618	$ 1,567,225

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 13% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
17	Invesco MLP Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,028.10	$ 8.70	$1,016.22	$ 8.65	1.73%
Class C	1,000.00	1,026.20	12.46	1,012.50	12.37	2.48
Class R	1,000.00	1,026.80	9.95	1,014.98	9.89	1.98
Class Y	1,000.00	1,029.40	7.45	1,017.46	7.40	1.48
Class R5	1,000.00	1,029.40	7.45	1,017.46	7.40	1.48
Class R6	1,000.00	1,029.40	7.45	1,017.46	7.40	1.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco MLP Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MLP-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Multi-Asset Income Fund
Nasdaq:
A: PIAFX ■ C: PICFX ■ R: PIRFX ■ Y: PIYFX ■ R5: IPNFX ■ R6: PIFFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
21	Financial Statements
24	Financial Highlights
25	Notes to Financial Statements
35	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	8.81%
Class C Shares	8.51
Class R Shares	8.67
Class Y Shares	9.05
Class R5 Shares	8.94
Class R6 Shares	9.05
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	5.49
Custom Invesco Multi-Asset Income Index■ (Style-Specific Index)	7.86
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	5.53
Source(s): ▼FactSet Research Systems Inc.; ■ Invesco, FactSet Research Systems Inc.; ♦ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Custom Invesco Multi-Asset Income Index is composed of the following indexes: S&P 500 and Bloomberg Barclays U.S. Universal.
     The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
    The S&P 500® Index is considered representative of the US stock market.
    The Bloomberg Barclays U.S. Universal Index is composed of US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	5.46%
5 Years	4.76
1 Year	1.67
Class C Shares
Inception (12/14/11)	5.49%
5 Years	5.18
1 Year	5.91
Class R Shares
Inception (12/14/11)	6.01%
5 Years	5.71
1 Year	7.35
Class Y Shares
Inception (12/14/11)	6.54%
5 Years	6.24
1 Year	7.99
Class R5 Shares
Inception (12/14/11)	6.54%
5 Years	6.24
1 Year	7.98
Class R6 Shares
Inception	6.52%
5 Years	6.24
1 Year	7.99
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.86%, 1.61%, 1.11%, 0.61%, 0.61% and 0.61%, respectively.1 The total annual Fund operating expense ratio set forth in the
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	5.40%
5 Years	4.87
1 Year	1.34
Class C Shares
Inception (12/14/11)	5.42%
5 Years	5.27
1 Year	5.48
Class R Shares
Inception (12/14/11)	5.95%
5 Years	5.81
1 Year	7.11
Class Y Shares
Inception (12/14/11)	6.48%
5 Years	6.30
1 Year	7.55
Class R5 Shares
Inception (12/14/11)	6.48%
5 Years	6.30
1 Year	7.55
Class R6 Shares
Inception	6.45%
5 Years	6.30
1 Year	7.55
most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.26%, 0.76%, 0.70% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
3	Invesco Multi-Asset Income Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Multi-Asset Income Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–47.06%
Aerospace & Defense–0.71%
Bombardier, Inc. (Canada),
8.75%,12/01/2021 (b)	$ 138,000	$ 153,180
5.75%,03/15/2022 (b)	173,000	175,811
6.13%,01/15/2023 (b)	516,000	516,645
7.50%,03/15/2025 (b)	862,000	867,387
TransDigm UK Holdings PLC, 6.88%, 05/15/2026(b)	801,000	807,008
TransDigm, Inc.,
6.50%,07/15/2024	245,000	249,134
6.25%,03/15/2026 (b)	833,000	869,444
Triumph Group, Inc., 7.75%, 08/15/2025	800,000	800,000
		4,438,609
Agricultural & Farm Machinery–0.13%
Titan International, Inc., 6.50%, 11/30/2023	830,000	800,950
Agricultural Products–0.06%
Kernel Holding S.A. (Ukraine), REGS, 8.75%, 01/31/2022(b)	350,000	359,186
Airlines–0.07%
Air Canada (Canada), 7.75%, 04/15/2021(b)	425,000	455,813
Alternative Carriers–0.33%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	535,000	559,075
Series Y, 7.50%, 04/01/2024	677,000	729,048
Level 3 Financing, Inc.,
5.38%,05/01/2025	496,000	506,466
5.25%,03/15/2026	277,000	281,935
		2,076,524
Aluminum–0.12%
Novelis Corp., 6.25%, 08/15/2024(b)	731,000	762,981
Apparel Retail–0.17%
Hot Topic, Inc., 9.25%, 06/15/2021(b)	354,000	354,000
L Brands, Inc.,
5.63%,02/15/2022	396,000	412,335
6.88%,11/01/2035	270,000	240,975
6.75%,07/01/2036	30,000	26,250
		1,033,560
Apparel, Accessories & Luxury Goods–0.04%
William Carter Co. (The), 5.63%, 03/15/2027(b)	264,000	273,900
Principal Amount		Value
Asset Management & Custody Banks–0.12%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	$ 414,000	$ 437,111
Regionalcare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	300,000	319,219
		756,330
Auto Parts & Equipment–0.20%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	100,000	102,500
Dana, Inc., 5.50%, 12/15/2024	520,000	529,100
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	281,000	251,495
Hertz Corp. (The), 7.63%, 06/01/2022(b)	384,000	397,200
		1,280,295
Automobile Manufacturers–0.22%
Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	461,000	482,412
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	872,000	893,800
		1,376,212
Automotive Retail–0.29%
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	177,000	178,991
Murphy Oil USA, Inc., 5.63%, 05/01/2027	590,000	616,550
Penske Automotive Group, Inc., 5.50%, 05/15/2026	1,018,000	1,019,273
		1,814,814
Broadcasting–0.36%
AMC Networks, Inc.,
5.00%,04/01/2024	565,000	573,475
4.75%,08/01/2025	286,000	285,168
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	274,000	295,577
Gray Escrow, Inc., 7.00%, 05/15/2027(b)	249,000	269,465
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	492,000	500,708
TV Azteca, S.A.B. de C.V. (Mexico), REGS, 8.25%, 08/09/2024(b)	350,000	342,125
		2,266,518
Building Products–0.11%
Standard Industries, Inc.,
6.00%,10/15/2025 (b)	384,000	402,801
5.00%,02/15/2027 (b)	314,000	309,290
		712,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Multi-Asset Income Fund

Principal Amount		Value
Cable & Satellite–1.94%
Altice Financing S.A. (Luxembourg),
6.63%,02/15/2023 (b)	$ 200,000	$ 205,500
7.50%,05/15/2026 (b)	600,000	610,500
Altice Luxembourg S.A. (Luxembourg), 7.75%, 05/15/2022(b)	750,000	765,938
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%,09/01/2023	510,000	522,750
5.75%,02/15/2026 (b)	1,855,000	1,945,431
CSC Holdings, LLC,
7.75%,07/15/2025 (b)	340,000	366,244
10.88%,10/15/2025 (b)	400,000	461,000
5.50%,05/15/2026 (b)	415,000	427,191
6.50%,02/01/2029 (b)	727,000	781,979
DISH DBS Corp.,
7.88%,09/01/2019	725,000	735,875
5.88%,11/15/2024	2,145,000	1,858,106
Intelsat Jackson Holdings SA (Luxembourg), 8.00%, 02/15/2024(b)	175,000	183,094
Sirius XM Radio, Inc., 6.00%, 07/15/2024(b)	332,000	344,035
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	200,000	199,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), 5.00%, 01/15/2025(b)	700,000	719,250
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	202,500
UPCB Finance IV Ltd. (Netherlands), 5.38%, 01/15/2025(b)	200,000	204,940
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	400,000	415,500
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	200,000	205,506
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	539,000	559,886
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	400,000	401,000
		12,115,725
Casinos & Gaming–0.51%
Boyd Gaming Corp.,
6.38%,04/01/2026	278,000	293,637
6.00%,08/15/2026	180,000	187,650
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	200,000	186,727
MGM Resorts International,
6.63%,12/15/2021	45,000	48,375
7.75%,03/15/2022	150,000	166,313
4.63%,09/01/2026	1,092,000	1,086,212
Scientific Games International, Inc., 10.00%, 12/01/2022	383,000	404,544
Principal Amount		Value
Casinos & Gaming–(continued)
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	$ 447,000	$ 467,562
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	334,000	338,071
		3,179,091
Coal & Consumable Fuels–0.15%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	911,000	922,387
Commodity Chemicals–0.12%
Koppers, Inc., 6.00%, 02/15/2025(b)	506,000	492,237
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	247,000	230,945
		723,182
Communications Equipment–0.30%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	790,000	805,326
Hughes Satellite Systems Corp.,
7.63%,06/15/2021	357,000	381,990
5.25%,08/01/2026	686,000	692,833
		1,880,149
Construction & Engineering–0.02%
William Lyon Homes, Inc., 6.00%, 09/01/2023	116,000	115,420
Construction Machinery & Heavy Trucks–0.28%
Meritor, Inc., 6.25%, 02/15/2024	858,000	888,571
Terex Corp., 5.63%, 02/01/2025(b)	832,000	843,440
		1,732,011
Consumer Finance–0.49%
Ally Financial, Inc.,
8.00%,03/15/2020	280,000	292,250
5.13%,09/30/2024	1,100,000	1,164,955
Navient Corp.,
8.00%,03/25/2020	705,000	732,319
7.25%,01/25/2022	230,000	247,250
7.25%,09/25/2023	592,000	643,060
		3,079,834
Copper–0.38%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	833,000	808,010
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,010,000	953,188
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	633,000	611,636
		2,372,834
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Multi-Asset Income Fund

Principal Amount		Value
Data Processing & Outsourced Services–0.01%
First Data Corp., 5.00%, 01/15/2024(b)	$ 60,000	$ 61,544
Diversified Banks–2.89%
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	200,000	218,378
Barclays PLC (United Kingdom), REGS, 7.88%(b)(c)	207,000	218,763
Citigroup Global Markets Holdings, Inc., 7.10%, 06/26/2019(b)	15,000,000	15,097,811
Credit Agricole S.A. (France), REGS, 8.13%(b)(c)	447,000	510,107
Dresdner Funding Trust I (Germany), REGS, 8.15%, 06/30/2031(b)	346,000	444,610
ING Groep N.V. (Netherlands), REGS, 6.88%(b)(c)	223,000	232,945
Royal Bank of Scotland Group PLC (The) (United Kingdom),
8.63% (c)	473,000	509,658
6.13%	285,000	305,200
Societe Generale S.A. (France), REGS, 7.38%(b)(c)	246,000	256,455
Standard Chartered PLC (United Kingdom), REGS, 7.50%(b)(c)	207,000	218,838
		18,012,765
Diversified Capital Markets–0.04%
Credit Suisse Group AG (Switzerland), REGS, 7.13%(b)(c)	224,000	233,622
Diversified Chemicals–0.09%
Chemours Co. (The), 7.00%, 05/15/2025	220,000	233,200
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	354,000	346,035
		579,235
Diversified Metals & Mining–0.20%
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	437,000	456,665
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	390,000	425,407
Vedanta Resources Ltd (India), 6.38%, 07/30/2022(b)	350,000	342,738
		1,224,810
Diversified REITs–3.17%
Colony Capital, Inc., 5.00%, 04/15/2023	115,000	108,516
Morgan Stanley Finance LLC, 8.35%, 07/24/2019	19,500,000	19,654,834
		19,763,350
Electric Utilities–0.39%
Duke Energy Corp.,
5.13%,01/15/2073	19,900	496,505
5.63%,09/15/2078	19,300	500,449
Principal Amount		Value
Electric Utilities–(continued)
NextEra Energy Capital Holdings, Inc.,
, 5.00%, 01/15/2073	$ 23,200	$ 557,728
Series K, Investment Units, 5.25%, 06/01/2076	34,500	888,375
		2,443,057
Electrical Components & Equipment–0.11%
EnerSys, 5.00%, 04/30/2023(b)	693,000	703,395
Electronic Equipment & Instruments–0.07%
Itron, Inc., 5.00%, 01/15/2026(b)	443,000	440,785
Environmental & Facilities Services–0.41%
Core & Main L.P., 6.13%, 08/15/2025(b)	803,000	800,993
GFL Environmental Inc. (Canada), 7.00%, 06/01/2026(b)	1,381,000	1,349,927
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	381,000	381,000
		2,531,920
Fertilizers & Agricultural Chemicals–0.08%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	460,000	481,390
Financial Exchanges & Data–0.03%
MSCI, Inc., 5.25%, 11/15/2024(b)	202,000	209,070
Food Distributors–0.09%
US Foods, Inc., 5.88%, 06/15/2024(b)	568,000	582,910
Food Retail–0.19%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%,06/15/2024	737,000	763,716
7.50%,03/15/2026 (b)	380,000	404,700
		1,168,416
Gas Utilities–0.44%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,025,000	1,076,158
Ferrellgas L.P./Ferrellgas Finance Corp.,
6.50%,05/01/2021	550,000	493,625
6.75%,06/15/2023	109,000	97,010
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	1,072,000	1,069,320
		2,736,113
Health Care Equipment–0.12%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	695,000	710,638
Teleflex, Inc., 4.88%, 06/01/2026	56,000	57,400
		768,038
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Multi-Asset Income Fund

Principal Amount		Value
Health Care Facilities–1.09%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	$ 575,000	$ 598,000
Community Health Systems, Inc.,
6.25%,03/31/2023	338,000	330,395
8.00%,03/15/2026 (b)	373,000	363,675
Encompass Health Corp., 5.75%, 09/15/2025	540,000	556,999
HCA, Inc.,
7.50%,02/15/2022	116,000	127,890
5.38%,02/01/2025	270,000	284,850
5.25%,04/15/2025	749,000	803,236
5.88%,02/15/2026	790,000	850,980
5.38%,09/01/2026	169,000	178,718
5.50%,06/15/2047	878,000	935,725
Tenet Healthcare Corp.,
6.00%,10/01/2020	100,000	103,750
8.13%,04/01/2022	350,000	374,748
6.75%,06/15/2023	1,235,000	1,264,331
		6,773,297
Health Care REITs–0.12%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	736,000	739,680
Health Care Services–0.65%
DaVita, Inc., 5.00%, 05/01/2025	380,000	373,232
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	679,000	683,244
Heartland Dental, LLC, 8.50%, 05/01/2026(b)	581,000	553,403
MEDNAX, Inc., 6.25%, 01/15/2027(b)	686,000	701,435
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	716,000	721,513
Polaris Intermediate Corp., 8.50%, 12/01/2022(b)	344,000	343,570
Surgery Center Holdings, Inc.,
6.75%,07/01/2025 (b)	171,000	159,885
10.00%,04/15/2027 (b)	265,000	272,950
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	315,000	269,325
		4,078,557
Home Improvement Retail–0.14%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	921,000	856,530
Homebuilding–0.51%
Beazer Homes USA, Inc.,
8.75%,03/15/2022	538,000	563,555
6.75%,03/15/2025	395,000	382,656
5.88%,10/15/2027	72,000	65,340
KB Home, 8.00%, 03/15/2020	199,000	207,457
Principal Amount		Value
Homebuilding–(continued)
Lennar Corp.,
8.38%,01/15/2021	$ 50,000	$ 54,495
5.38%,10/01/2022	702,000	737,977
5.25%,06/01/2026	255,000	265,519
Meritage Homes Corp.,
7.15%,04/15/2020	65,000	67,194
6.00%,06/01/2025	216,000	230,040
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	569,000	588,250
		3,162,483
Household Products–0.32%
Reynolds Group Issuer, Inc./LLC,
5.13%,07/15/2023 (b)	41,000	41,646
7.00%,07/15/2024 (b)	1,288,000	1,333,885
Spectrum Brands, Inc., 5.75%, 07/15/2025	635,000	651,669
		2,027,200
Independent Power Producers & Energy Traders–0.24%
AES Corp. (The), 5.50%, 04/15/2025	279,000	290,297
Calpine Corp., 5.38%, 01/15/2023	234,000	236,340
NRG Energy, Inc.,
6.25%,05/01/2024	404,000	417,766
7.25%,05/15/2026	200,000	218,500
6.63%,01/15/2027	313,000	336,084
		1,498,987
Industrial Machinery–0.29%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	784,000	768,320
EnPro Industries, Inc., 5.75%, 10/15/2026(b)	277,000	285,310
Mueller Industries, Inc., 6.00%, 03/01/2027	755,000	760,662
		1,814,292
Integrated Oil & Gas–0.09%
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	591,000	593,955
Integrated Telecommunication Services–0.96%
Altice France S.A. (France),
6.25%,05/15/2024 (b)	466,000	479,397
7.38%,05/01/2026 (b)	600,000	609,375
Cincinnati Bell, Inc.,
7.00%,07/15/2024 (b)	502,000	465,620
8.00%,10/15/2025 (b)	72,000	66,060
CommScope, Inc.,
6.00%,03/01/2026 (b)	300,000	318,375
8.25%,03/01/2027 (b)	130,000	140,725
Frontier Communications Corp.,
10.50%,09/15/2022	940,000	690,900
11.00%,09/15/2025	378,000	246,645
8.00%,04/01/2027 (b)	669,000	693,251
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Multi-Asset Income Fund

Principal Amount		Value
Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy),
6.38%,11/15/2033	$ 47,000	$ 45,928
7.20%,07/18/2036	355,000	365,473
T-Mobile USA, Inc.,
6.38%,03/01/2025	350,000	364,774
6.50%,01/15/2026	1,409,000	1,510,730
		5,997,253
Investment Banking & Brokerage–2.24%
Goldman Sachs Group, Inc. (The), 6.80%, 07/12/2019	14,000,000	13,954,436
Leisure Products–0.05%
Mattel, Inc., 6.75%, 12/31/2025(b)	286,000	286,804
Managed Health Care–0.22%
Centene Corp., 5.38%, 06/01/2026(b)	276,000	288,765
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	392,000	391,510
WellCare Health Plans, Inc.,
5.25%,04/01/2025	420,000	435,225
5.38%,08/15/2026 (b)	238,000	249,852
		1,365,352
Metal & Glass Containers–0.16%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	600,000	606,000
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	405,000	380,578
		986,578
Movies & Entertainment–0.32%
AMC Entertainment Holdings, Inc., 5.75%, 06/15/2025	785,000	759,566
Netflix, Inc.,
5.75%,03/01/2024	423,000	456,066
5.88%,11/15/2028	722,000	763,515
		1,979,147
Multi-line Insurance–0.02%
Acrisure LLC / Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	94,000	98,465
Multi-Utilities–0.34%
Algonquin Power & Utilities Corp. (Canada), 6.88% (3 mo. USD LIBOR + 3.68%), 10/17/2078(e)	11,900	318,682
Dominion Energy, Inc., Series A, Investment Units, 5.25%, 07/30/2076	30,000	757,500
Principal Amount		Value
Multi-Utilities–(continued)
DTE Energy Co.,
Series B, Investment Units, 5.38%, 06/01/2076	$ 15,000	$ 381,900
Series E, Investment Units, 5.25%, 12/01/2077	14,100	359,409
Series F, Investment Units, 6.00%, 12/15/2076	12,300	326,319
		2,143,810
Office REITs–0.05%
Office Properties Income Trust, 5.88%, 05/01/2046	11,900	298,809
Oil & Gas Drilling–0.52%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	192,000	124,320
Ensco Rowan plc,
4.50%,10/01/2024	27,000	21,735
7.75%,02/01/2026	874,000	758,195
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	351,000	352,460
Noble Holding International Ltd., 7.75%, 01/15/2024	881,000	801,710
Precision Drilling Corp. (Canada),
6.50%,12/15/2021	50,956	51,338
7.75%,12/15/2023	25,000	26,125
5.25%,11/15/2024	560,000	533,400
Transocean, Inc., 7.50%, 04/15/2031	647,000	566,125
		3,235,408
Oil & Gas Equipment & Services–0.19%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	510,000	516,375
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	312,000	260,520
SESI, L.L.C., 7.13%, 12/15/2021	487,000	416,385
		1,193,280
Oil & Gas Exploration & Production–2.11%
Antero Resources Corp., 5.00%, 03/01/2025	210,000	207,900
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	614,000	675,400
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	828,000	835,245
California Resources Corp., 8.00%, 12/15/2022(b)	401,000	308,269
Callon Petroleum Co., 6.13%, 10/01/2024	849,000	876,338
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	661,000	686,614
Denbury Resources, Inc.,
9.00%,05/15/2021 (b)	300,000	306,000
5.50%,05/01/2022	198,000	150,975
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Multi-Asset Income Fund

Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	$ 611,000	$ 418,535
Gulfport Energy Corp.,
6.63%,05/01/2023	230,000	222,525
6.00%,10/15/2024	616,000	543,238
Jagged Peak Energy LLC, 5.88%, 05/01/2026	742,000	748,492
Oasis Petroleum, Inc., 6.88%, 01/15/2023	997,000	1,006,970
Parsley Energy, LLC/Parsley Finance Corp.,
6.25%,06/01/2024 (b)	533,000	553,987
5.63%,10/15/2027 (b)	593,000	609,307
QEP Resources, Inc., 5.63%, 03/01/2026	438,000	411,361
Range Resources Corp., 4.88%, 05/15/2025	1,266,000	1,171,050
SM Energy Co.,
6.13%,11/15/2022	457,000	463,855
6.63%,01/15/2027	74,000	70,115
Southwestern Energy Co.,
7.50%,04/01/2026	463,000	472,260
7.75%,10/01/2027	327,000	332,723
Tullow Oil PLC (Ghana), 7.00%, 03/01/2025(b)	295,000	301,638
Whiting Petroleum Corp.,
6.25%,04/01/2023	710,000	728,637
6.63%,01/15/2026	150,000	149,816
WPX Energy, Inc., 5.25%, 09/15/2024	869,000	901,587
		13,152,837
Oil & Gas Refining & Marketing–0.12%
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	345,000	352,762
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	385,000	392,219
		744,981
Oil & Gas Storage & Transportation–0.37%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	350,000	358,540
Energy Transfer Partners, L.P., Series A, 6.25%(c)	242,000	230,695
Plains All American Pipeline, L.P., Series B, 6.13%(c)	351,000	336,684
SemGroup Corp., 6.38%, 03/15/2025	535,000	512,263
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.,
5.13%,02/01/2025	642,000	661,260
5.88%,04/15/2026	227,000	239,556
		2,338,998
Principal Amount		Value
Other Diversified Financial Services–0.25%
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	$ 623,000	$ 653,371
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	390,000	397,800
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	425,000	436,156
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	101,000	104,628
		1,591,955
Packaged Foods & Meats–0.20%
B&G Foods, Inc., 5.25%, 04/01/2025	286,000	281,696
JBS Investments GmbH, 7.25%, 04/03/2024(b)	590,000	613,511
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	357,000	373,065
		1,268,272
Paper Packaging–0.07%
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)	461,000	433,340
Paper Products–0.23%
Mercer International, Inc. (Canada),
7.75%,12/01/2022	24,000	24,930
6.50%,02/01/2024	476,000	492,660
5.50%,01/15/2026	163,000	161,777
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	720,000	741,600
		1,420,967
Pharmaceuticals–0.62%
Bausch Health Cos., Inc.,
5.88%,05/15/2023 (b)	150,000	151,718
6.13%,04/15/2025 (b)	500,000	507,500
5.50%,11/01/2025 (b)	307,000	315,347
9.00%,12/15/2025 (b)	1,179,000	1,310,164
9.25%,04/01/2026 (b)	301,000	335,615
5.75%,08/15/2027 (b)	126,000	131,607
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	200,000	164,000
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	525,000	535,500
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	450,000	442,325
		3,893,776
Publishing–0.15%
Meredith Corp., 6.88%, 02/01/2026	886,000	925,870
Railroads–0.14%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	876,000	854,100
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Multi-Asset Income Fund

Principal Amount		Value
Restaurants–0.24%
1011778 BC ULC/ New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	$ 1,023,000	$ 1,016,606
IRB Holding Corp., 6.75%, 02/15/2026(b)	482,000	479,590
		1,496,196
Security & Alarm Services–0.05%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	322,000	311,535
Sovereign Debt–15.83%
Abu Dhabi Government International Bond (United Arab Emirates),
REGS, 3.13%,10/11/2027(b)	900,000	896,184
4.13%,10/11/2047 (b)	700,000	714,386
Angolan Government International Bond (Angola),
REGS, 9.50%,11/12/2025(b)	800,000	899,396
8.25%,05/09/2028 (b)	700,000	734,546
9.38%,05/08/2048 (b)	700,000	753,651
Argentine Republic Government International Bond (Argentina),
7.50%,04/22/2026	800,000	603,500
7.13%,07/06/2036	1,100,000	758,709
7.63%,04/22/2046	1,000,000	698,750
Bahrain Government International Bond (Bahrain),
REGS, 6.75%,09/20/2029(b)	700,000	744,188
6.00%,09/19/2044 (b)	800,000	752,022
7.50%,09/20/2047 (b)	1,000,000	1,070,140
Brazilian Government International Bond (Brazil),
8.25%,01/20/2034	625,000	796,094
5.63%,01/07/2041	800,000	801,000
5.63%,02/21/2047	900,000	884,812
Chile Government International Bond (Chile),
3.13%,01/21/2026	700,000	704,463
3.24%,02/06/2028	900,000	907,209
3.86%,06/21/2047	900,000	905,859
China Government International Bond (China),
REGS, 2.63%,11/02/2027(b)	800,000	777,745
3.50%,10/19/2028 (b)	900,000	938,051
4.00%,10/19/2048 (b)	800,000	823,661
Colombia Government International Bond (Colombia),
7.38%,09/18/2037	700,000	914,375
6.13%,01/18/2041	800,000	943,000
5.63%,02/26/2044	600,000	674,625
Principal Amount		Value
Sovereign Debt–(continued)
Costa Rica Government International Bond (Costa Rica),
REGS, 5.63%,04/30/2043(b)	$ 1,100,000	$ 935,000
7.00%,04/04/2044 (b)	800,000	770,000
7.16%,03/12/2045 (b)	800,000	781,000
Croatia Government International Bond (Croatia),
REGS, 5.50%,04/04/2023(b)	1,200,000	1,301,274
6.00%,01/26/2024 (b)	1,100,000	1,233,401
Dominican Republic International Bond (Dominican Repubic),
REGS, 7.45%,04/30/2044(b)	725,000	822,875
6.85%,01/27/2045 (b)	850,000	913,750
6.50%,02/15/2048 (b)	800,000	833,808
Ecuador Government International Bond (Ecuador),
REGS, 9.65%,12/13/2026(b)	800,000	855,000
9.63%,06/02/2027 (b)	800,000	851,000
8.88%,10/23/2027 (b)	800,000	817,000
Egypt Government International Bond (Egypt),
REGS, 8.50%,01/31/2047(b)	800,000	815,824
7.90%,02/21/2048 (b)	800,000	775,352
8.70%,03/01/2049 (b)	900,000	930,640
El Salvador Government International Bond (El Salvador),
REGS, 8.25%,04/10/2032(b)	697,000	755,374
7.65%,06/15/2035 (b)	830,000	862,162
7.63%,02/01/2041 (b)	800,000	823,000
Emirate of Dubai Government International Bonds (United Arab Emirates), REGS, 5.25%, 01/30/2043(b)	800,000	849,877
Hungary Government International Bond (Hungary),
5.75%,11/22/2023	750,000	832,751
5.38%,03/25/2024	710,000	782,340
7.63%,03/29/2041	610,000	919,133
Indonesia Government International Bond (Indonesia),
REGS, 8.50%,10/12/2035(b)	550,000	793,265
6.63%,02/17/2037 (b)	700,000	871,837
7.75%,01/17/2038 (b)	650,000	900,516
Jordan Government International Bond (Jordan),
REGS, 6.13%,01/29/2026(b)	800,000	805,712
5.75%,01/31/2027 (b)	1,000,000	978,340
7.38%,10/10/2047 (b)	800,000	781,470
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Multi-Asset Income Fund

Principal Amount		Value
Sovereign Debt–(continued)
Kazakhstan Government International Bond (Kazakhstan),
REGS, 5.13%,07/21/2025(b)	$ 750,000	$ 828,663
4.88%,10/14/2044 (b)	850,000	914,668
6.50%,07/21/2045 (b)	700,000	910,371
Kenya Government International Bond (Kenya),
REGS, 6.88%,06/24/2024(b)	700,000	716,170
7.25%,02/28/2028 (b)	700,000	696,609
8.25%,02/28/2048 (b)	1,100,000	1,089,555
Lebanon Government International Bond (Lebanon),
REGS, 6.65%,04/22/2024(b)	900,000	774,000
6.75%,11/29/2027 (b)	933,000	762,410
6.65%,02/26/2030 (b)	1,069,000	851,191
Mexico Government International Bond (Mexico),
4.60%,01/23/2046	850,000	821,100
5.75%,10/12/2110	850,000	875,500
Series A, 6.05%, 01/11/2040	712,000	817,910
Mongolia Government International Bond (Mongolia),
REGS, 5.13%,12/05/2022(b)	900,000	886,360
5.63%,05/01/2023 (b)	700,000	692,865
8.75%,03/09/2024 (b)	800,000	886,568
Nigeria Government International Bond (Nigeria),
REGS, 7.70%,02/23/2038(b)	1,000,000	989,360
7.63%,11/28/2047 (b)	800,000	768,708
9.25%,01/21/2049 (b)	700,000	763,847
Oman Government International Bond (Oman),
REGS, 5.63%,01/17/2028(b)	800,000	762,610
6.50%,03/08/2047 (b)	800,000	717,473
6.75%,01/17/2048 (b)	1,000,000	909,470
Pakistan Government International Bond (Pakistan),
REGS, 8.25%,04/15/2024(b)	800,000	867,000
8.25%,09/30/2025 (b)	610,000	662,721
6.88%,12/05/2027 (b)	1,000,000	995,772
Panama Government International Bond (Panama),
7.13%,01/29/2026	750,000	917,437
8.88%,09/30/2027	569,000	790,199
3.88%,03/17/2028	800,000	829,908
Paraguay Government International Bond (Paraguay),
REGS, 5.00%,04/15/2026(b)	800,000	848,000
6.10%,08/11/2044 (b)	800,000	903,472
5.60%,03/13/2048 (b)	700,000	749,875
Principal Amount		Value
Sovereign Debt–(continued)
Peruvian Government International Bond (Peru),
4.13%,08/25/2027	$ 800,000	$ 864,000
8.75%,11/21/2033	521,000	808,853
5.63%,11/18/2050	702,000	898,560
Philippine Government International Bond (Philippines),
9.50%,02/02/2030	587,000	904,246
7.75%,01/14/2031	600,000	844,878
6.38%,10/23/2034	650,000	860,785
Poland Government International Bond (Poland), 3.25%, 04/06/2026	804,000	821,691
Qatar Government International Bond (Qatar),
REGS, 6.40%,01/20/2040(b)	600,000	783,762
5.75%,01/20/2042 (b)	725,000	884,714
5.10%,04/23/2048 (b)	700,000	782,858
Republic of Poland Government International Bond (Poland),
3.00%,03/17/2023	824,000	832,677
4.00%,01/22/2024	795,000	836,380
Republic of South Africa Government International Bond (South Africa),
6.25%,03/08/2041	800,000	826,177
5.38%,07/24/2044	850,000	783,999
6.30%,06/22/2048	900,000	903,946
Romanian Government International Bond (Romania),
REGS, 4.88%,01/22/2024(b)	752,000	802,167
6.13%,01/22/2044 (b)	730,000	847,494
5.13%,06/15/2048 (b)	850,000	860,816
Russian Foreign Bond (Russia),
REGS, 5.63%,04/04/2042(b)	800,000	888,760
5.88%,09/16/2043 (b)	800,000	915,419
Russian Foreign Bond - Eurobond (Russia), REGS, 5.25%, 06/23/2047(b)	800,000	829,608
Saudi Government International Bond (Saudi Arabia),
REGS, 4.50%,10/26/2046(b)	700,000	692,355
4.63%,10/04/2047 (b)	1,000,000	1,007,430
5.00%,04/17/2049 (b)	800,000	847,699
Slovenia Government International Bond (Slovenia), REGS, 5.25%, 02/18/2024(b)	1,200,000	1,334,568
Sri Lanka Government International Bond (Sri Lanka),
REGS, 6.13%,06/03/2025(b)	850,000	824,992
6.85%,11/03/2025 (b)	950,000	950,734
6.83%,07/18/2026 (b)	850,000	842,117
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Multi-Asset Income Fund

Principal Amount		Value
Sovereign Debt–(continued)
Trinidad & Tobago Government International Bond (Trinidad),
REGS, 4.38%,01/16/2024(b)	$ 1,200,000	$ 1,221,000
4.50%,08/04/2026 (b)	1,300,000	1,296,750
Turkey Government International Bond (Turkey),
8.00%,02/14/2034	810,000	814,374
6.88%,03/17/2036	848,000	761,203
7.25%,03/05/2038	800,000	741,504
Ukraine Government International Bond (Ukraine),
REGS, 7.75%,09/01/2025(b)	850,000	802,884
7.75%,09/01/2026 (b)	800,000	746,820
7.75%,09/01/2027 (b)	900,000	831,875
		98,785,954
Specialized Consumer Services–0.20%
ServiceMaster Co., LLC (The),
5.13%,11/15/2024 (b)	942,000	953,775
7.45%,08/15/2027	254,000	268,922
		1,222,697
Specialized REITs–0.46%
Equinix, Inc., 5.88%, 01/15/2026	595,000	629,213
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	653,000	649,735
Iron Mountain, Inc.,
6.00%,08/15/2023	203,000	208,709
5.75%,08/15/2024	115,000	116,150
5.25%,03/15/2028 (b)	173,000	171,270
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	865,000	828,237
SBA Communications Corp.,
4.88%,07/15/2022	79,000	80,284
4.88%,09/01/2024	200,000	203,878
		2,887,476
Specialty Chemicals–0.15%
Element Solutions Inc., 5.88%, 12/01/2025(b)	444,000	456,765
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	458,000	466,739
		923,504
Steel–0.28%
AK Steel Corp., 7.63%, 10/01/2021	250,000	250,000
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	574,000	571,848
United States Steel Corp., 6.88%, 08/15/2025	951,000	897,173
		1,719,021
Technology Hardware, Storage & Peripherals–0.10%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	620,000	655,933
Principal Amount		Value
Textiles–0.12%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	$ 739,000	$ 738,076
Trading Companies & Distributors–0.47%
AerCap Global Aviation Trust (Ireland), 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(e)	200,000	205,000
BMC East, LLC, 5.50%, 10/01/2024(b)	576,000	581,040
H&E Equipment Services, Inc., 5.63%, 09/01/2025	213,000	216,994
Herc Rentals, Inc., 7.75%, 06/01/2024(b)	338,000	359,657
United Rentals North America, Inc.,
5.88%,09/15/2026	600,000	628,500
6.50%,12/15/2026	325,000	348,562
5.50%,05/15/2027	85,000	87,763
5.25%,01/15/2030	506,000	509,795
		2,937,311
Trucking–0.06%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
6.38%,04/01/2024 (b)	200,000	208,750
5.25%,03/15/2025 (b)	180,000	179,325
		388,075
Wireless Telecommunication Services–0.87%
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	207,000	137,862
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	196,000	77,420
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%,08/01/2023	1,222,000	1,107,437
8.50%,10/15/2024 (b)	404,000	400,717
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	382,000	382,812
Sprint Capital Corp., 8.75%, 03/15/2032	267,000	281,018
Sprint Communications, Inc., 11.50%, 11/15/2021	235,000	271,425
Sprint Corp.,
7.25%,09/15/2021	1,104,000	1,159,200
7.88%,09/15/2023	1,458,000	1,519,965
7.63%,02/15/2025	84,000	85,050
		5,422,906
Total U.S. Dollar Denominated Bonds & Notes (Cost $292,225,049)		293,666,939
Shares
Preferred Stocks–19.64%
Alternative Carriers–0.53%
Qwest Corp., 6.50%, Pfd.	38,300	883,581
Qwest Corp., 6.75%, Pfd.	39,700	955,579
Qwest Corp., 6.13%, Pfd.	16,800	382,368
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Multi-Asset Income Fund

Shares		Value
Alternative Carriers–(continued)
Qwest Corp., 6.88%, Pfd.	19,700	$ 503,729
Qwest Corp., 6.63%, Pfd.	23,200	572,344
		3,297,601
Asset Management & Custody Banks–1.16%
Affiliated Managers Group, Inc., 5.88%, Pfd.	11,100	280,941
Apollo Global Management LLC, 6.38%, Series A, Pfd.	11,400	286,938
Apollo Global Management LLC, 6.38%, Series B, Pfd.	11,600	291,624
Apollo Investment Corp., 6.88%, Pfd.	5,300	139,231
Ares Management Corp., 7.00%, Series A, Pfd.	11,900	312,018
Bank of New York Mellon Corp. (The), 5.20%, Pfd.	22,600	566,130
BrightSphere Investment Group PLC, 5.13%, Pfd.	5,400	127,440
Carlyle Group L.P. (The), 5.88%, Series A, Pfd.	15,100	351,226
KKR & Co., Inc., 6.75%, Series A, Pfd.	10,300	272,847
KKR & Co., Inc., 6.50%, Series B, Pfd.	10,300	271,508
Legg Mason, Inc., 6.38%, Pfd.	9,500	254,600
Legg Mason, Inc., 5.45%, Pfd.	19,900	496,505
Northern Trust Corp., 5.85%, Series C, Pfd.	16,200	412,290
Oaktree Capital Group, LLC, 6.63%, Series A, Pfd.	8,000	202,800
Oaktree Capital Group, LLC, 6.55%, Series B, Pfd.	9,300	234,267
Prospect Capital Corp., 6.25%, Pfd.	9,500	240,445
State Street Corp., 5.35%, Series G, Pfd.	25,600	658,432
State Street Corp., 5.25%, Series C, Pfd.	11,600	289,304
State Street Corp., 5.90%, Series D, Pfd.	20,900	550,088
State Street Corp., 6.00%, Series E, Pfd.	38,300	982,778
		7,221,412
Consumer Finance–0.59%
Capital One Financial Corp., 5.20%, Series G, Pfd.	36,400	906,724
Capital One Financial Corp., 6.00%, Series H, Pfd.	36,400	949,676
Capital One Financial Corp., 6.00%, Series B, Pfd.	15,200	385,776
Capital One Financial Corp., 6.25%, Series C, Pfd.	12,300	313,896
Capital One Financial Corp., 6.70%, Series D, Pfd.	17,200	443,932
Capital One Financial Corp., 6.20%, Series F, Pfd.	17,100	445,113
Navient Corp., 6.00%, Pfd.	12,200	264,374
		3,709,491
Diversified Banks–5.38%
Bank of America Corp., 6.20%, Series CC, Pfd.	49,800	1,308,744
Shares		Value
Diversified Banks–(continued)
Bank of America Corp., 6.00%, Series EE, Pfd.	45,900	$ 1,204,875
Bank of America Corp., 6.00%, Series GG, Pfd.	48,900	1,304,652
Bank of America Corp., 5.88%, Series HH, Pfd.	39,700	1,041,728
Bank of America Corp., 6.63%, Series W, Pfd.	47,900	1,231,988
Bank of America Corp., 6.50%, Series Y, Pfd.	57,400	1,476,328
Citigroup, Inc., 6.30%, Series S, Pfd.	39,600	1,039,896
Citigroup, Inc., 7.13%, Series J, Pfd.	36,400	1,008,644
Citigroup, Inc., 6.88%, Series K, Pfd.	59,400	1,646,568
ING Groep N.V., 6.38%, Pfd.	30,000	758,700
JPMorgan Chase & Co., 5.45%, Series P, Pfd.	7,000	180,600
JPMorgan Chase & Co., 6.30%, Series W, Pfd.	12,300	318,447
JPMorgan Chase & Co., 6.13%, Series Y, Pfd.	50,500	1,308,960
JPMorgan Chase & Co., 6.10%, Series AA, Pfd.	76,800	2,014,464
JPMorgan Chase & Co., 6.15%, Series BB, Pfd.	82,400	2,172,888
JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	73,500	1,948,485
JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	71,500	1,910,480
US Bancorp, 5.50%, Series K, Pfd.	20,900	542,564
US Bancorp, 6.50%, Series F, Pfd.	65,500	1,752,125
Wells Fargo & Co., 5.70%, Series W, Pfd.	26,600	685,216
Wells Fargo & Co., 5.50%, Series X, Pfd.	67,500	1,727,325
Wells Fargo & Co., 5.63%, Series Y, Pfd.	38,300	981,246
Wells Fargo & Co., 5.20%, Pfd.	59,600	1,488,212
Wells Fargo & Co., 5.13%, Series O, Pfd.	49,800	1,233,048
Wells Fargo & Co., 5.25%, Series P, Pfd.	19,100	478,837
Wells Fargo & Co., 5.85%, Series Q, Pfd.	24,700	649,610
Wells Fargo & Co., 6.63%, Series R, Pfd.	24,700	688,389
Wells Fargo & Co., 6.00%, Series T, Pfd.	34,500	888,030
Wells Fargo & Co., 6.00%, Series V, Pfd.	22,500	592,650
		33,583,699
Diversified Capital Markets–0.34%
Deutsche Bank Contingent Capital Trust V, 8.05%, Pfd.	83,600	2,139,324
Diversified REITs–0.31%
PS Business Parks, Inc., 5.20%, Series W, Pfd.	11,100	269,175
PS Business Parks, Inc., 5.25%, Series X, Pfd.	8,100	200,070
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	8,200	197,784
PS Business Parks, Inc., 5.75%, Series U, Pfd.	8,900	226,416
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Multi-Asset Income Fund

Shares		Value
Diversified REITs–(continued)
VEREIT, Inc., 6.70%, Series F, Pfd.	41,000	$ 1,029,510
		1,922,955
Electric Utilities–1.41%
Alabama Power Co., 5.00%, Series A, Pfd.	11,600	306,124
Duke Energy Corp., 5.75%, Series A, Pfd.	39,700	1,032,994
Entergy Arkansas LLC, 4.88%, Pfd.	16,300	411,738
Entergy Arkansas LLC, 4.90%, Pfd.	8,800	226,248
Entergy Louisiana, LLC, 4.88%, Pfd.	14,100	356,025
Entergy Louisiana, LLC, 5.25%, Pfd.	10,500	265,545
Entergy Mississippi, Inc., 4.90%, Pfd.	13,600	344,760
Entergy Texas, Inc., 5.63%, Pfd.	7,000	181,790
Georgia Power Co., 5.00%, Series 2017A, Pfd.	12,000	305,760
Interstate Power & Light Co., 5.10%, Series D, Pfd.	9,000	229,410
NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	27,300	701,610
PPL Capital Funding, Inc., 5.90%, Series B, Pfd.	17,400	442,830
SCE Trust III, 5.75%, Series H, Pfd.	9,000	219,600
SCE Trust IV, 5.38%, Series J, Pfd.	20,300	470,351
SCE Trust V, 5.45%, Series K, Pfd.	15,500	363,940
SCE Trust VI, 5.00%, Pfd.	32,200	700,350
Southern Co. (The), 5.25%, Pfd.	40,200	1,025,100
Southern Co. (The), 5.25%, Pfd.	18,500	465,645
Southern Co. (The), 6.25%, Pfd.	28,100	733,410
		8,783,230
Health Care REITs–0.08%
Senior Housing Properties Trust, 5.63%, Pfd.	24,200	520,300
Industrial Machinery–0.12%
Stanley Black & Decker, Inc., 5.75%, Investment Units	28,700	723,527
Integrated Telecommunication Services–0.34%
AT&T, Inc., 5.35%, Pfd.	51,600	1,323,540
AT&T, Inc., 5.63%, Pfd.	31,600	818,124
		2,141,664
Internet & Direct Marketing Retail–0.12%
eBay, Inc., 6.00%, Pfd.	29,100	754,854
Investment Banking & Brokerage–1.43%
Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	31,600	825,392
Charles Schwab Corp. (The), 6.00%, Series C, Pfd.	21,300	558,699
Goldman Sachs Group, Inc. (The), 6.30%, Series N, Pfd.	40,200	1,049,622
Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.	19,200	499,200
Shares		Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.	38,300	$ 1,032,951
Morgan Stanley, 5.85%, Series K, Pfd.	50,600	1,328,756
Morgan Stanley, 7.13%, Series E, Pfd.	11,400	316,350
Morgan Stanley, 6.88%, Series F, Pfd.	25,700	708,292
Morgan Stanley, 6.63%, Series G, Pfd.	17,600	448,272
Morgan Stanley, 6.38%, Series I, Pfd.	59,600	1,613,372
Stifel Financial Corp., 6.25%, Series A, Pfd.	6,500	172,900
Stifel Financial Corp., 5.20%, Pfd.	9,300	226,641
Stifel Financial Corp., 6.25%, Series B, Pfd.	5,700	149,169
		8,929,616
Leisure Products–0.09%
Brunswick Corp., 6.50%, Pfd.	7,000	182,560
Brunswick Corp., 6.63%, Pfd.	4,700	122,952
Brunswick Corp., 6.38%, Pfd.	9,800	254,310
		559,822
Life & Health Insurance–0.92%
Aegon N.V., 6.38%, Pfd.	31,600	810,540
Aegon N.V., 6.50%, Pfd.	14,000	354,480
Brighthouse Financial, Inc., 6.25%, Pfd.	13,200	338,712
Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	15,900	419,919
MetLife, Inc., 5.63%, Series E, Pfd.	31,100	812,332
Prudential Financial, Inc., 5.63%, Pfd.	23,800	619,276
Prudential Financial, Inc., 5.75%, Pfd.	18,500	467,680
Prudential Financial, Inc., 5.70%, Pfd.	29,700	749,925
Prudential PLC, 6.75%, Pfd.	17,100	447,165
Prudential PLC, 6.50%, Pfd.	4,300	113,176
Torchmark Corp., 6.13%, Pfd.	11,200	297,472
Unum Group, 6.25%, Pfd.	11,600	302,876
		5,733,553
Mortgage REITs–0.05%
Wells Fargo Real Estate Investment Corp., 6.38%, Series A, Pfd.	12,300	317,217
Multi-line Insurance–0.31%
American Financial Group, Inc., 6.00%, Pfd.	10,600	278,144
American Financial Group, Inc., 5.88%, Pfd.	6,000	157,740
American International Group, Inc., 5.85%, Series A, Pfd.	19,900	517,400
Hartford Financial Services Group, Inc. (The), 7.88%, Pfd.	24,000	663,600
Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	12,700	333,629
		1,950,513
Multi-Sector Holdings–0.11%
PartnerRe Ltd., 7.25%, Series H, Pfd.	24,800	662,656
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Multi-Asset Income Fund

Shares		Value
Multi-Utilities–0.36%
CMS Energy Corp., 5.63%, Pfd.	8,600	$ 226,008
CMS Energy Corp., 5.88%, Pfd.	10,700	284,192
CMS Energy Corp., 5.88%, Pfd.	24,500	640,675
DTE Energy Co., 5.25%, Pfd.	5,000	126,400
Integrys Holding, Inc., 6.00%, Pfd.	17,750	462,387
NiSource, Inc., 6.50%, Series B, Pfd.	19,900	524,962
		2,264,624
Office REITs–0.22%
Boston Properties, Inc., 5.25%, Series B, Pfd.	9,000	228,060
SL Green Realty Corp., 6.50%, Series I, Pfd.	9,900	253,638
Vornado Realty Trust, 5.40%, Series L, Pfd.	35,200	869,088
		1,350,786
Office Services & Supplies–0.06%
Pitney Bowes, Inc., 6.70%, Pfd.	16,100	386,078
Oil & Gas Refining & Marketing–0.13%
NuStar Energy L.P., 8.50%, Series A, Pfd.	26,800	628,728
NuStar Energy L.P., 9.00%, Series C, Pfd.	7,700	182,259
		810,987
Oil & Gas Storage & Transportation–0.31%
DCP Midstream, L.P., 7.88%, Series B, Pfd.	7,100	175,725
DCP Midstream, L.P., 7.95%, Series C, Pfd.	4,200	104,328
Enbridge Inc., 6.38%, Series B, Pfd.	23,400	618,462
Energy Transfer Operating L.P., 7.63%, Series D, Pfd.	17,700	439,314
Energy Transfer Partners, L.P., 7.38%, Series C, Pfd.	17,400	426,822
Targa Resources Partners L.P., 9.00%, Series A, Pfd.	6,200	170,438
		1,935,089
Property & Casualty Insurance–1.02%
Allstate Corp. (The), 5.63%, Series G, Pfd.	30,800	790,020
Allstate Corp. (The), 5.10%, Pfd.	17,900	455,555
Allstate Corp. (The), 5.63%, Series A, Pfd.	6,600	169,950
Allstate Corp. (The), 6.63%, Series E, Pfd.	28,200	716,280
Allstate Corp. (The), 6.25%, Series F, Pfd.	15,900	411,492
Arch Capital Group Ltd., 5.25%, Series E, Pfd.	15,100	353,642
Arch Capital Group Ltd., 5.45%, Series F, Pfd.	14,800	362,008
Argo Group U.S., Inc., 6.50%, Pfd.	6,800	174,624
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	11,500	286,235
Shares		Value
Property & Casualty Insurance–(continued)
Aspen Insurance Holdings Ltd., 5.95%, Pfd.	9,000	$ 237,420
Assured Guaranty Municipal Holdings, Inc., 6.25%, Pfd.	17,300	451,011
AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	29,000	711,370
Hanover Insurance Group, Inc. (The), 6.35%, Pfd.	6,600	169,686
Kemper Corp., 7.38%, Pfd.	5,900	150,863
W. R. Berkley Corp., 5.75%, Pfd.	17,100	431,433
W. R. Berkley Corp., 5.63%, Pfd.	11,600	290,928
WR Berkley Corp., 5.70%, Pfd.	8,000	201,280
		6,363,797
Real Estate Operating Companies–0.03%
Brookfield Property Partners L.P., 6.50%, Series A, Pfd.	6,400	160,640
Regional Banks–2.01%
Associated Banc-Corp., 5.88%, Series E, Pfd.	4,300	111,542
BB&T Corp., 5.63%, Series H, Pfd.	60,600	1,577,418
BB&T Corp., 5.85%, Series D, Pfd.	11,300	287,585
BB&T Corp., 5.63%, Series E, Pfd.	45,900	1,170,450
BB&T Corp., 5.20%, Series G, Pfd.	5,000	124,050
BOK Financial Corp., 5.38%, Pfd.	7,100	182,612
Citizens Financial Group, Inc., 6.35%, Series D, Pfd.	11,600	306,124
Commerce Bancshares, Inc., 6.00%, Series B, Pfd.	6,900	182,712
Cullen/Frost Bankers, Inc., 5.38%, Pfd.	7,100	186,517
Fifth Third Bancorp, 6.63%, Series I, Pfd.	17,900	514,267
First Horizon National Corp., 6.20%, Series A, Pfd.	4,500	118,125
First Republic Bank, 5.50%, Series G, Pfd.	5,600	142,352
First Republic Bank, 5.13%, Series H, Pfd.	7,900	197,895
First Republic Bank, 5.50%, Series I, Pfd.	11,900	301,308
First Republic Bank, 5.50%, Series D, Pfd.	7,500	192,150
First Republic Bank, 5.70%, Series F, Pfd.	3,700	96,792
FNB Corp., 7.25%, Pfd.	5,600	158,480
Hancock Whitney Corp., 5.95%, Pfd.	5,300	139,390
Huntington Bancshares, Inc., 6.25%, Series D, Pfd.	19,900	517,798
Huntington Bancshares, Inc., 5.88%, Series C, Pfd.	8,200	217,628
KeyCorp, 6.13%, Series E, Pfd.	19,900	543,071
KeyCorp, 5.65%, Series F, Pfd.	16,000	402,240
MB Financial, Inc., 6.00%, Series C, Pfd.	8,200	201,474
People’s United Financial, Inc., 5.63%, Series A, Pfd.	9,500	245,100
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.	71,400	1,899,954
PNC Financial Services Group, Inc. (The), 5.38%, Series Q, Pfd.	5,500	138,270
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Multi-Asset Income Fund

Shares		Value
Regional Banks–(continued)
Regions Financial Corp., 6.38%, Series A, Pfd.	14,300	$ 366,366
Regions Financial Corp., 6.38%, Series B, Pfd.	24,700	686,166
Synovus Financial Corp., 6.30%, Series D, Pfd.	8,600	230,394
TCF Financial Corp., 5.70%, Series C, Pfd.	6,900	172,776
Texas Capital Bancshares, Inc., 6.50%, Series A, Pfd.	10,100	263,711
Valley National Bancorp, 5.50%, Series B, Pfd.	3,900	98,748
Valley National Bancorp, 6.25%, Series A, Pfd.	4,700	130,613
Webster Financial Corp., 5.25%, Series F, Pfd.	5,300	129,320
Wintrust Financial Corp., 6.50%, Series D, Pfd.	5,400	150,768
Zions Bancorp., 6.30%, Series G, Pfd.	5,300	146,810
		12,530,976
Reinsurance–0.32%
Enstar Group Ltd., 7.00%, Series D, Pfd.	16,200	418,770
Enstar Group Ltd., 7.00%, Series E, Pfd.	4,100	106,026
Reinsurance Group of America, Inc., 5.75%, Pfd.	19,900	537,897
Reinsurance Group of America, Inc., 6.20%, Pfd.	11,600	310,532
RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	11,800	299,130
RenaissanceRe Holdings Ltd., 5.38%, Series E, Pfd.	14,100	350,244
		2,022,599
Residential REITs–0.14%
American Homes 4 Rent, 5.88%, Series F, Pfd.	6,300	156,555
American Homes 4 Rent, 5.88%, Series G, Pfd.	4,500	112,275
American Homes 4 Rent, 6.50%, Series D, Pfd.	10,600	280,370
American Homes 4 Rent, 6.35%, Series E, Pfd.	9,100	240,240
American Homes 4 Rent, 6.25%, Series H, Pfd.	4,000	102,240
		891,680
Retail REITs–0.44%
CBL & Associates Properties, Inc., 7.38%, Series D, Pfd.	22,100	172,159
Federal Realty Investment Trust, 5.00%, Series C, Pfd.	6,600	158,928
Kimco Realty Corp., 5.13%, Series L, Pfd.	13,800	322,230
Kimco Realty Corp., 5.25%, Class M, Pfd.	13,800	320,298
Kimco Realty Corp., 6.00%, Series I, Pfd.	3,762	95,141
Kimco Realty Corp., 5.50%, Series J, Pfd.	9,900	243,243
National Retail Properties, Inc., 5.20%, Series F, Pfd.	14,100	338,541
Shares		Value
Retail REITs–(continued)
National Retail Properties, Inc., 5.70%, Series E, Pfd.	11,200	$ 277,760
SITE Centers Corp., 6.50%, Series J, Pfd.	8,800	223,608
SITE Centers Corp., 6.38%, Series A, Pfd.	11,600	295,452
Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	7,800	189,774
Washington Prime Group, Inc., 7.50%, Series H, Pfd.	4,400	94,600
		2,731,734
Specialized REITs–0.83%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	13,100	322,915
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	8,400	224,448
Digital Realty Trust, Inc., 5.88%, Series G, Pfd.	10,600	267,120
Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	10,900	278,168
EPR Properties, 5.75%, Series G, Pfd.	6,300	154,728
Public Storage, 5.40%, Series B, Pfd.	24,900	629,970
Public Storage, 5.13%, Series C, Pfd.	24,300	598,995
Public Storage, 4.95%, Series D, Pfd.	30,600	744,192
Public Storage, 4.90%, Series E, Pfd.	32,500	773,175
Public Storage, 5.15%, Series F, Pfd.	9,700	239,299
Public Storage, 5.05%, Series G, Pfd.	11,600	288,028
Public Storage, 5.88%, Series A, Pfd.	8,400	213,696
Public Storage, 5.20%, Series W, Pfd.	7,700	190,344
Public Storage, 5.60%, Series H, Pfd.	10,900	283,727
		5,208,805
Specialty Stores–0.04%
QVC, Inc., 6.38%, Pfd.	10,000	244,900
Thrifts & Mortgage Finance–0.09%
New York Community Bancorp, Inc., 6.38%, Series A, Pfd.	20,500	544,275
Trading Companies & Distributors–0.07%
Air Lease Corp., 6.15%, Series A, Pfd.	9,600	252,000
GATX Corp., 5.63%, Pfd.	6,800	179,656
		431,656
Wireless Telecommunication Services–0.28%
Telephone and Data Systems, Inc., 7.00%, Pfd.	20,900	530,860
Telephone and Data Systems, Inc., 5.88%, Pfd.	10,600	247,298
Telephone and Data Systems, Inc., 6.88%, Pfd.	6,500	165,945
United States Cellular Corp., 7.25%, Pfd.	12,300	325,212
United States Cellular Corp., 6.95%, Pfd.	5,300	132,924
United States Cellular Corp., 7.25%, Pfd.	13,200	347,292
		1,749,531
Total Preferred Stocks (Cost $122,109,260)		122,579,591
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Multi-Asset Income Fund

Shares		Value
Common Stocks & Other Equity Interests–8.93%
Industrial REITs–0.50%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	118,396	$ 3,148,150
Mortgage REITs–8.43%
AG Mortgage Investment Trust, Inc.	61,818	1,057,706
AGNC Investment Corp.	151,790	2,700,344
Annaly Capital Management, Inc.	383,925	3,873,803
Anworth Mortgage Asset Corp.	124,061	519,816
Apollo Commercial Real Estate Finance, Inc.	144,692	2,711,528
Arbor Realty Trust, Inc.	226,649	3,096,025
Ares Commercial Real Estate Corp.	37,561	570,927
Blackstone Mortgage Trust, Inc., Class A	93,605	3,331,402
Capstead Mortgage Corp.	144,463	1,240,937
Cherry Hill Mortgage Investment Corp.	29,583	510,603
Chimera Investment Corp.	174,094	3,337,382
Dynex Capital, Inc.	90,170	550,037
Ellington Residential Mortgage REIT	50,382	595,515
Granite Point Mortgage Trust, Inc.	57,970	1,114,763
KKR Real Estate Finance Trust, Inc.	53,605	1,081,213
Ladder Capital Corp.	156,849	2,729,173
MFA Financial, Inc.	382,999	2,876,323
New Residential Investment Corp.	188,124	3,162,364
New York Mortgage Trust, Inc.	173,171	1,090,977
Orchid Island Capital, Inc.	163,798	1,076,153
PennyMac Mortgage Investment Trust	131,108	2,753,268
Ready Capital Corp.	36,453	550,805
Redwood Trust, Inc.	165,538	2,708,202
Starwood Property Trust, Inc.	149,896	3,455,103
TPG RE Finance Trust, Inc.	136,909	2,698,476
Two Harbors Investment Corp.	190,161	2,635,631
Western Asset Mortgage Capital Corp.	53,342	561,158
		52,589,634
Total Common Stocks & Other Equity Interests (Cost $52,683,531)		55,737,784
Principal Amount
Exchange-Traded Notes–8.81%
ETRACS Alerian MLP Infrastructure Index ETN (linked to the Alerian MLP Infrastructure Index – 0.21%), 7.02%, 04/02/2040(e)	$ 1,195,000	26,349,750
JPMorgan Alerian MLP Index ETN (linked to the Alerian MLP Index – 0.21%), 7.20%, 05/24/2024(e)	1,140,000	28,591,200
Total Exchange-Traded Notes (Cost $59,130,518)		54,940,950
	Principal Amount		Value
U.S. Treasury Securities–8.56%
U.S. Treasury Bills–0.05%
2.43%, 06/27/2019(f)(g)		$ 300,000	$ 298,860
U.S. Treasury STRIPS–8.51%
3.00%, 11/15/2047(f)(g)		124,200,000	53,100,843
Total U.S. Treasury Securities (Cost $47,827,604)			53,399,703
	Shares
Exchange-Traded Funds–1.32%
Vanguard Real Estate ETF (Cost $ 7,751,973)		95,000	8,243,150
	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.18%(h)
Brewers–0.03%
Sunshine Mid B.V. (Netherlands) 6.50%, 05/15/2026(b)	EUR	200,000	231,719
Diversified Banks–0.08%
CaixaBank, S.A. (Spain), REGS 6.75%(b)(c)	EUR	200,000	240,729
Erste Group Bank AG (Austria), REGS 6.50%(b)(c)	EUR	200,000	252,506
			493,235
Food Retail–0.05%
Iceland Bondco PLC (United Kingdom) 4.63%, 03/15/2025(b)	GBP	250,000	301,167
Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China) 5.38%, 05/01/2023(b)	EUR	100,000	114,133
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,204,488)			1,140,254
	Shares
Money Market Funds–4.88%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(i)		10,663,514	10,663,514
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(i)		7,614,874	7,617,159
Invesco Treasury Portfolio, Institutional Class, 2.32%(i)		12,186,873	12,186,873
Total Money Market Funds (Cost $30,466,922)			30,467,546
TOTAL INVESTMENTS IN SECURITIES–99.38% (Cost $613,399,345)			620,175,917
OTHER ASSETS LESS LIABILITIES–0.62%			3,872,107
NET ASSETS–100.00%			$624,048,024
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Multi-Asset Income Fund

Investment Abbreviations:
ETF	– Exchange-Traded Fund
ETN	– Exchange Traded Notes
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
MLP	– Master Limited Partnership
Pfd.	– Preferred
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
STRIPS	– Separately Traded Registered Interest and Principal Security
UK	– United Kingdom
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $154,893,250, which represented 24.82% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(f)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1M and 1P.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	177	June-2019	$ 14,108,670	$ 572,593	$ 572,593
E-Mini S&P 500 Index	183	June-2019	26,978,775	1,703,578	1,703,578
EURO STOXX 50 Index	890	June-2019	34,458,710	1,966,010	1,966,010
FTSE 100 Index	369	June-2019	35,469,897	1,419,146	1,419,146
Hang Seng Index	62	May-2019	11,644,758	26,087	26,087
Tokyo Stock Price Index	133	June-2019	19,282,284	148,428	148,428
Subtotal				5,835,842	5,835,842
Interest Rate Risk
Long Gilt	163	June-2019	27,062,126	(70,010)	(70,010)
U.S. Treasury Long Bonds	39	June-2019	5,751,281	(31,771)	(31,771)
Subtotal				(101,781)	(101,781)
Total Futures Contracts				$5,734,061	$5,734,061

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
05/28/2019	Citibank N.A.	GBP	164,512	USD	214,823	$ 3
05/28/2019	Goldman Sachs International	EUR	1,115,981	USD	1,274,381	19,985
Total Forward Foreign Currency Contracts						$19,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Multi-Asset Income Fund

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation(b)
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Buy	5.00%	Quarterly	12/20/2023	2.923%	USD	2,425,000	$75,803	$203,804	$128,001

(a)	Implied credit spreads represent the current level, as of April 30, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	The daily variation margin receivable at period end is recorded in the Statement of Assets and Liabilities.

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
Portfolio Composition
By security type, based on Net Assets
as of April 30, 2019
U.S. Dollar Denominated Bonds & Notes	47.06%
Preferred Stocks	19.64
Common Stocks & Other Equity Interests	8.93
Exchange-Traded Notes	8.81
U.S. Treasury Securities	8.56
Exchange-Traded Fund	1.32
Security types each less than 1% of portfolio	0.18
Money Market Funds Plus Other Assets Less Liabilities	5.50
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $582,932,423)	$589,708,371
Investments in affiliated money market funds, at value (Cost $30,466,922)	30,467,546
Other investments:
Variation margin receivable—centrally cleared swap agreements	1,514
Unrealized appreciation on forward foreign currency contracts outstanding	19,988
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	38,100
Foreign currencies, at value (Cost $525,649)	532,615
Receivable for:
Fund shares sold	1,754,135
Dividends	297,331
Interest	3,678,749
Investment for trustee deferred compensation and retirement plans	34,152
Other assets	45,386
Total assets	626,577,887
Liabilities:
Other investments:
Variation margin payable - futures contracts	125,417
Payable for:
Investments purchased	780,050
Fund shares reacquired	873,515
Amount due custodian	176,600
Accrued fees to affiliates	245,457
Accrued trustees’ and officers’ fees and benefits	2,320
Accrued other operating expenses	287,809
Trustee deferred compensation and retirement plans	38,695
Total liabilities	2,529,863
Net assets applicable to shares outstanding	$624,048,024
Net assets consist of:
Shares of beneficial interest	$ 640,916,360
Distributable earnings	(16,868,336)
$624,048,024
Net Assets:
Class A	$149,719,528
Class C	$ 91,809,628
Class R	$ 2,915,503
Class Y	$324,181,202
Class R5	$ 111,987
Class R6	$ 55,310,176
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,079,008
Class C	8,640,801
Class R	274,209
Class Y	30,479,594
Class R5	10,524
Class R6	5,200,066
Class A:
Net asset value per share	$ 10.63
Maximum offering price per share (Net asset value of $10.63 ÷ 94.50%)	$ 11.25
Class C:
Net asset value and offering price per share	$ 10.63
Class R:
Net asset value and offering price per share	$ 10.63
Class Y:
Net asset value and offering price per share	$ 10.64
Class R5:
Net asset value and offering price per share	$ 10.64
Class R6:
Net asset value and offering price per share	$ 10.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Multi-Asset Income Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Interest	$ 9,443,795
Dividends	7,907,682
Dividends from affiliated money market funds	249,328
Total investment income	17,600,805
Expenses:
Advisory fees	1,384,399
Administrative services fees	51,972
Custodian fees	5,676
Distribution fees:
Class A	165,843
Class C	424,601
Class R	6,380
Transfer agent fees — A, C, R and Y	323,089
Transfer agent fees — R5	85
Transfer agent fees — R6	860
Trustees’ and officers’ fees and benefits	15,105
Registration and filing fees	54,140
Licensing fees	126,101
Reports to shareholders	24,153
Professional services fees	29,621
Other	44,695
Total expenses	2,656,720
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(391,665)
Net expenses	2,265,055
Net investment income	15,335,750
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,418,996)
Foreign currencies	22,719
Forward foreign currency contracts	76,121
Futures contracts	(4,058,471)
Option contracts written	56,496
Swap agreements	(108,502)
(12,430,633)
Change in net unrealized appreciation (depreciation) of:
Investment securities	32,109,784
Foreign currencies	(2,362)
Forward foreign currency contracts	(54,445)
Futures contracts	12,680,188
Swap agreements	206,281
44,939,446
Net realized and unrealized gain	32,508,813
Net increase in net assets resulting from operations	$ 47,844,563
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 15,335,750	$ 30,272,833
Net realized gain (loss)	(12,430,633)	(9,527,766)
Change in net unrealized appreciation (depreciation)	44,939,446	(40,573,906)
Net increase (decrease) in net assets resulting from operations	47,844,563	(19,828,839)
Distributions to shareholders from distributable earnings:
Class A	(4,028,541)	(9,472,855)
Class C	(2,278,310)	(4,242,332)
Class R	(74,706)	(111,408)
Class Y	(9,097,684)	(19,669,652)
Class R5	(4,209)	(4,901)
Class R6	(1,715,754)	(3,632,822)
Total distributions to shareholders from distributable earnings	(17,199,204)	(37,133,970)
Share transactions–net:
Class A	10,390,052	(44,754,951)
Class C	1,806,213	18,810,856
Class R	551,667	801,652
Class Y	20,546,998	(11,409,554)
Class R5	(43,851)	126,787
Class R6	(1,579,051)	(2,001,854)
Net increase (decrease) in net assets resulting from share transactions	31,672,028	(38,427,064)
Net increase (decrease) in net assets	62,317,387	(95,389,873)
Net assets:
Beginning of period	561,730,637	657,120,510
End of period	$624,048,024	$ 561,730,637
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Multi-Asset Income Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$10.07	$0.28	$ 0.59	$ 0.87	$(0.31)	$ —	$(0.31)	$10.63	8.81%	$149,720	0.85% (d)	1.00% (d)	5.43% (d)	34%
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)	131,971	0.85	1.00	4.76	59
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	—	(0.49)	11.01	9.64	191,395	0.86	1.06	4.53	40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	—	(0.50)	10.51	9.44	91,585	1.04	1.28	4.60	101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99	1.27	4.52	120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88	1.28	4.69	89
Class C
Six months ended 04/30/19	10.06	0.24	0.60	0.84	(0.27)	—	(0.27)	10.63	8.51	91,810	1.60 (d)	1.75 (d)	4.68 (d)	34
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)	85,370	1.60	1.75	4.01	59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	—	(0.41)	11.00	8.83	74,211	1.61	1.81	3.78	40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	—	(0.42)	10.50	8.62	24,238	1.79	2.03	3.85	101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74	2.02	3.77	120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63	2.03	3.94	89
Class R
Six months ended 04/30/19	10.07	0.26	0.60	0.86	(0.30)	—	(0.30)	10.63	8.67	2,916	1.10 (d)	1.25 (d)	5.18 (d)	34
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)	2,220	1.10	1.25	4.51	59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	—	(0.46)	11.01	9.37	1,608	1.11	1.31	4.28	40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	—	(0.47)	10.51	9.28	538	1.29	1.53	4.35	101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24	1.52	4.27	120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13	1.53	4.44	89
Class Y
Six months ended 04/30/19	10.07	0.29	0.60	0.89	(0.32)	—	(0.32)	10.64	9.05	324,181	0.60 (d)	0.75 (d)	5.68 (d)	34
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	288,116	0.60	0.75	5.01	59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	328,798	0.61	0.81	4.78	40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	—	(0.52)	10.51	9.71	31,049	0.79	1.03	4.85	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74	1.02	4.77	120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63	1.03	4.94	89
Class R5
Six months ended 04/30/19	10.08	0.29	0.59	0.88	(0.32)	—	(0.32)	10.64	8.94	112	0.60 (d)	0.75 (d)	5.68 (d)	34
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)	150	0.60	0.69	5.01	59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	—	(0.52)	11.01	9.81	30	0.61	0.72	4.78	40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	—	(0.52)	10.52	9.82	19	0.79	0.90	4.85	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74	0.89	4.77	120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63	0.90	4.94	89
Class R6
Six months ended 04/30/19	10.07	0.29	0.60	0.89	(0.32)	—	(0.32)	10.64	9.05	55,310	0.60 (d)	0.62 (d)	5.68 (d)	34
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	53,904	0.60	0.63	5.01	59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	61,077	0.61	0.69	4.78	40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71	49,388	0.79	0.90	4.85	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74	0.89	4.77	120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63	0.90	4.94	89

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $133,774, $85,624, $2,573, $288,291, $128 and $54,442 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Multi-Asset Income Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,
25	Invesco Multi-Asset Income Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.
The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.
MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.
F.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain
26	Invesco Multi-Asset Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Exchange-traded Notes – The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates, and economic legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer, and counterparty risk.
K.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
L.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities.
27	Invesco Multi-Asset Income Fund

When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument
28	Invesco Multi-Asset Income Fund

subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
Q.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%
29	Invesco Multi-Asset Income Fund

For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $67,632 and reimbursed class level expenses of $84,495, $54,082, $1,625, $182,091, $85 and $860 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $54,545 in front-end sales commissions from the sale of Class A shares and $3,885 and $10,263 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
30	Invesco Multi-Asset Income Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$ 293,666,939	$—	$ 293,666,939
Preferred Stocks	122,117,204	462,387	—	122,579,591
Common Stocks & Other Equity Interests	55,737,784	—	—	55,737,784
Exchange-Traded Notes	54,940,950	—	—	54,940,950
U.S. Treasury Securities	—	53,399,703	—	53,399,703
Exchange-Traded Fund	8,243,150	—	—	8,243,150
Non-U.S. Dollar Denominated Bonds & Notes	—	1,140,254	—	1,140,254
Money Market Funds	30,467,546	—	—	30,467,546
Total Investments in Securities	271,506,634	348,669,283	—	620,175,917
Other Investments - Assets*
Futures Contracts	5,835,842	—	—	5,835,842
Forward Foreign Currency Contracts	—	19,988	—	19,988
Swap Agreements	—	128,001	—	128,001
	5,835,842	147,989	—	5,983,831
Other Investments - Liabilities*
Futures Contracts	(101,781)	—	—	(101,781)
Total Other Investments	5,734,061	147,989	—	5,882,050
Total Investments	$ 277,240,695	$348,817,272	$—	$ 626,057,967

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded	$ -	$ -	$ 5,835,842	$ -	$ 5,835,842
Unrealized appreciation on swap agreements — Centrally Cleared	128,001	-	-	-	128,001
Unrealized appreciation on forward foreign currency contracts outstanding	-	19,988	-	-	19,988
Total Derivative Assets	128,001	19,988	5,835,842	-	5,983,831
Derivatives not subject to master netting agreements	(128,001)	-	(5,835,842)	-	(5,963,843)
Total Derivative Assets subject to master netting agreements	$ -	$19,988	$ -	$ -	$ 19,988
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded	$ -	$ -	$ -	$(101,781)	$ (101,781)
Derivatives not subject to master netting agreements	-	-	-	101,781	101,781
Total Derivative Liabilities subject to master netting agreements	$ -	$ -	$ -	$ -	$ -
31	Invesco Multi-Asset Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts
Counterparty				Non-Cash	Cash
Citibank N.A.	$ 3	$–	$ 3	$–	$–	$ 3
Goldman Sachs International	19,985	–	19,985	–	–	19,985
Total	$ 19,988	$–	$ 19,988	$–	$–	$ 19,988
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ 76,121	$ -	$ -	$ 76,121
Futures contracts	-	-	-	(4,058,471)	(4,058,471)
Options written	-	-	-	56,496	56,496
Swap agreements	(108,502)	-	-	-	(108,502)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(54,445)	-	-	(54,445)
Futures contracts	-	-	12,511,484	168,704	12,680,188
Swap agreements	206,281	-	-	-	206,281
Total	$ 97,779	$ 21,676	$12,511,484	$(3,833,271)	$ 8,797,668
The table below summarizes the six month average notional value of forward foreign currency contracts, futures contracts and swap agreements, two month average notional value of options purchased and one and one half day average notional value of options written outstanding during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Swaptions Written	Swap Agreements
Average notional value	$1,966,761	$206,511,826	$1,175,342	$741,370	$5,445,833
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $795.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian
32	Invesco Multi-Asset Income Fund

bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,084,345	$6,344,389	$15,428,734

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $116,797,603 and $104,163,634, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $65,985,480 and $65,095,760, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 22,166,265
Aggregate unrealized (depreciation) of investments	(11,622,361)
Net unrealized appreciation of investments	$ 10,543,904
Cost of investments for tax purposes is $615,589,866.
33	Invesco Multi-Asset Income Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	2,902,495	$ 30,029,246	6,711,689	$ 72,173,241
Class C	1,513,541	15,562,940	3,387,904	36,193,139
Class R	65,355	671,581	106,045	1,135,961
Class Y	9,864,748	101,884,198	17,453,638	186,994,732
Class R5	—	—	12,597	131,905
Class R6	88,308	881,550	901,885	9,518,938
Issued as reinvestment of dividends:
Class A	312,156	3,189,490	800,753	8,552,192
Class C	149,090	1,521,687	289,651	3,084,082
Class R	7,277	74,407	10,392	110,374
Class Y	654,809	6,694,634	1,427,830	15,212,966
Class R5	381	3,886	382	4,023
Class R6	167,736	1,714,298	341,361	3,632,071
Automatic conversion of Class C shares to Class A shares:
Class A	225,891	2,296,780	-	-
Class C	(226,113)	(2,296,780)	-	-
Reacquired:
Class A	(2,465,378)	(25,125,464)	(11,796,159)	(125,480,384)
Class C	(1,279,984)	(12,981,634)	(1,940,964)	(20,466,365)
Class R	(18,862)	(194,321)	(42,138)	(444,683)
Class Y	(8,643,824)	(88,031,834)	(20,140,304)	(213,617,252)
Class R5	(4,703)	(47,737)	(867)	(9,141)
Class R6	(407,155)	(4,174,899)	(1,439,258)	(15,152,863)
Net increase (decrease) in share activity	2,905,768	$ 31,672,028	(3,915,563)	$ (38,427,064)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
34	Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,088.10	$4.40	$1,020.58	$4.26	0.85%
Class C	1,000.00	1,085.10	8.27	1,016.86	8.00	1.60
Class R	1,000.00	1,086.70	5.69	1,019.34	5.51	1.10
Class Y	1,000.00	1,090.50	3.11	1,021.82	3.01	0.60
Class R5	1,000.00	1,089.40	3.11	1,021.82	3.01	0.60
Class R6	1,000.00	1,090.50	3.11	1,021.82	3.01	0.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
35	Invesco Multi-Asset Income Fund

36

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•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ■ C: TGRCX ■ R: TGRRX ■ Y: TGRDX ■ R5: TGRSX ■ R6: TGRUX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	11.45%
Class C Shares	11.01
Class R Shares	11.36
Class Y Shares	11.54
Class R5 Shares	11.63
Class R6 Shares	11.63
MSCI EAFE Index▼ (Broad Market Index)	7.45
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	9.70
Lipper Pacific Region Funds Index■ (Peer Group Index)	10.41
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Pacific Growth Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	2.70%
10 Years	7.75
5 Years	6.24
1 Year	–11.90
Class C Shares
Inception (7/28/97)	2.63%
10 Years	7.57
5 Years	6.64
1 Year	–8.34
Class R Shares
Inception (3/31/08)	3.30%
10 Years	8.09
5 Years	7.18
1 Year	–6.96
Class Y Shares
Inception (7/28/97)	3.22%
10 Years	8.63
5 Years	7.71
1 Year	–6.57
Class R5 Shares
10 Years	8.68%
5 Years	7.83
1 Year	–6.43
Class R6 Shares
10 Years	8.43%
5 Years	7.60
1 Year	–6.43
Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	2.60%
10 Years	8.76
5 Years	5.72
1 Year	–14.86
Class C Shares
Inception (7/28/97)	2.53%
10 Years	8.58
5 Years	6.13
1 Year	–11.38
Class R Shares
Inception (3/31/08)	3.11%
10 Years	9.10
5 Years	6.65
1 Year	–10.12
Class Y Shares
Inception (7/28/97)	3.12%
10 Years	9.66
5 Years	7.18
1 Year	–9.71
Class R5 Shares
10 Years	9.70%
5 Years	7.30
1 Year	–9.62
Class R6 Shares
10 Years	9.45%
5 Years	7.05
1 Year	–9.62
includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.54%, 2.30%, 1.80%, 1.30%, 1.22% and 1.22%, respectively. The expense ratios pre-
sented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
3	Invesco Pacific Growth Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Pacific Growth Fund

Schedule of Investments
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.63%
Australia–6.83%
Australia & New Zealand Banking Group Ltd.	45,376	$ 870,069
BHP Group Ltd.	39,566	1,044,979
Coca-Cola Amatil Ltd.	69,794	432,971
CSL Ltd.	5,901	826,034
Macquarie Group Ltd.	9,961	946,978
Rio Tinto Ltd.	13,260	891,484
Santos Ltd.	112,610	570,774
Woolworths Group Ltd.	19,168	430,373
		6,013,662
China–26.63%
Alibaba Group Holding Ltd., ADR(a)	26,600	4,936,162
Autohome, Inc., ADR(a)	14,300	1,651,507
Brilliance China Automotive Holdings Ltd.	750,000	822,809
China Animal Healthcare Ltd.(a)(b)	349,000	0
China Construction Bank Corp., Class H	2,450,000	2,160,865
China Vanke Co., Ltd., Class H	202,000	778,929
Hengan International Group Co. Ltd.	175,000	1,542,582
Minth Group Ltd.	124,000	391,215
New Oriental Education & Technology Group, Inc., ADR(a)	11,000	1,050,060
Ping An Insurance (Group) Co. of China Ltd., Class H	285,000	3,431,349
Sinopharm Group Co. Ltd., Class H	290,000	1,138,589
Tencent Holdings Ltd.	89,600	4,439,031
Weibo Corp., ADR(a)	16,000	1,096,000
		23,439,098
Hong Kong–6.46%
AIA Group Ltd.	297,600	3,037,838
CK Asset Holdings Ltd.	125,000	1,003,850
CK Hutchison Holdings Ltd.	157,000	1,646,627
		5,688,315
India–5.24%
Bajaj Finance Ltd.	22,600	1,005,963
Eicher Motors Ltd.	2,360	693,679
HDFC Bank Ltd.	46,300	1,542,662
Maruti Suzuki India Ltd.	9,100	872,192
Titan Co. Ltd.	30,000	499,707
		4,614,203
Indonesia–1.02%
PT Telekomunikasi Indonesia Persero Tbk	3,350,000	893,981
Japan–33.78%
Aida Engineering, Ltd.	114,800	894,077
Shares		Value
Japan–(continued)
Benesse Holdings, Inc.	37,500	$ 1,028,786
Daikin Industries, Ltd.	11,300	1,437,084
Daiwa House Industry Co., Ltd.	20,700	580,554
Dentsu, Inc.	9,600	389,317
East Japan Railway Co.	13,100	1,233,209
Fukushima Industries Corp.	30,200	1,045,939
H.I.S. Co., Ltd.	28,400	905,557
Hitachi High-Technologies Corp.	31,100	1,390,070
Kakaku.com, Inc.	53,300	1,096,283
KOKUYO Co., Ltd.	41,400	526,399
Komatsu Ltd.	51,200	1,332,057
Konoike Transport Co., Ltd.	71,200	1,151,886
Mitsubishi Corp.	44,200	1,216,513
Nidec Corp.	10,400	1,484,355
Nifco, Inc.	40,800	1,141,584
Omron Corp.	20,000	1,074,610
Otsuka Corp.	26,300	1,031,743
Paltac Corp.	19,300	1,064,270
Pilot Corp.	14,300	588,280
Recruit Holdings Co., Ltd.	30,000	901,562
Resorttrust, Inc.	47,300	655,616
SCSK Corp.	24,500	1,162,363
Sekisui Chemical Co., Ltd.	77,400	1,242,476
Seria Co., Ltd.	23,400	697,661
Sompo Holdings, Inc.	34,400	1,281,123
Sumitomo Metal Mining Co., Ltd.	31,200	984,417
Terumo Corp.	20,800	627,603
Yamaha Motor Co., Ltd.	48,500	991,866
Yaskawa Electric Corp.	15,700	573,450
		29,730,710
Philippines–1.00%
Jollibee Foods Corp.	150,000	876,757
Singapore–2.90%
ComfortDelgro Corp. Ltd.	590,000	1,166,899
Singapore Technologies Engineering Ltd.	270,000	786,119
Singapore Telecommunications Ltd.	260,000	600,250
		2,553,268
South Korea–6.62%
AMOREPACIFIC Group	6,350	408,783
Green Cross Corp., Rts.	3,050	375,979
Hanssem Co., Ltd.	8,900	784,745
KEPCO Plant Service & Engineering Co., Ltd.	6,400	200,796
LG Chem Ltd.	2,574	797,445
NCSoft Corp.	1,450	652,913
Ottogi Corp.	959	596,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Pacific Growth Fund

Shares		Value
South Korea–(continued)
Samsung Electronics Co., Ltd.	51,200	$ 2,006,169
		5,822,844
Taiwan–7.15%
Asustek Computer, Inc.	114,000	870,652
Hon Hai Precision Industry Co., Ltd.	369,000	1,037,704
Largan Precision Co., Ltd.	7,000	1,053,364
MediaTek, Inc.	105,000	1,004,094
President Chain Store Corp.	39,000	363,483
Taiwan Semiconductor Manufacturing Co., Ltd.	232,143	1,960,929
		6,290,226
Total Common Stocks & Other Equity Interests (Cost $70,246,234)		85,923,064
Shares		Value
Money Market Funds–1.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(c)	372,875	$ 372,875
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(c)	266,333	266,413
Invesco Treasury Portfolio, Institutional Class, 2.32%(c)	426,142	426,142
Total Money Market Funds (Cost $1,065,426)		1,065,430
TOTAL INVESTMENTS IN SECURITIES—98.84% (Cost $71,311,660)		86,988,494
OTHER ASSETS LESS LIABILITIES–1.16%		1,024,377
NET ASSETS–100.00%		$88,012,871
Investment Abbreviations:
ADR	– American Depositary Receipt
Rts.	– Rights
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Consumer Discretionary	21.19%
Industrials	17.74
Financials	16.22
Information Technology	14.96
Communication Services	12.30
Consumer Staples	4.28
Materials	4.23
Health Care	3.37
Real Estate	2.69
Energy	0.65
Money Market Funds Plus Other Assets Less Liabilities	2.37
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Pacific Growth Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $70,246,234)	$85,923,064
Investments in affiliated money market funds, at value (Cost $1,065,426)	1,065,430
Foreign currencies, at value (Cost $970,363)	970,431
Receivable for:
Fund shares sold	43,998
Dividends	279,776
Investment for trustee deferred compensation and retirement plans	45,552
Other assets	154,033
Total assets	88,482,284
Liabilities:
Payable for:
Fund shares reacquired	101,279
Amount due custodian	64,159
Accrued foreign taxes	85,251
Accrued fees to affiliates	51,573
Accrued trustees’ and officers’ fees and benefits	1,596
Accrued other operating expenses	71,551
Trustee deferred compensation and retirement plans	94,004
Total liabilities	469,413
Net assets applicable to shares outstanding	$88,012,871
Net assets consist of:
Shares of beneficial interest	$73,913,982
Distributable earnings	14,098,889
$88,012,871
Net Assets:
Class A	$70,013,471
Class C	$ 3,840,830
Class R	$ 487,866
Class Y	$10,423,368
Class R5	$ 16,108
Class R6	$ 3,231,228
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,323,101
Class C	139,225
Class R	16,406
Class Y	339,054
Class R5	523
Class R6	104,910
Class A:
Net asset value per share	$ 30.14
Maximum offering price per share (Net asset value of $30.14 ÷ 94.50%)	$ 31.89
Class C:
Net asset value and offering price per share	$ 27.59
Class R:
Net asset value and offering price per share	$ 29.74
Class Y:
Net asset value and offering price per share	$ 30.74
Class R5:
Net asset value and offering price per share	$ 30.80
Class R6:
Net asset value and offering price per share	$ 30.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Pacific Growth Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $49,438)	$ 523,808
Dividends from affiliated money market funds (includes securities lending income of $365)	11,089
Total investment income	534,897
Expenses:
Advisory fees	375,130
Administrative services fees	12,406
Custodian fees	16,366
Distribution fees:
Class A	81,190
Class C	24,552
Class R	1,107
Transfer agent fees — A, C, R and Y	61,997
Transfer agent fees — R5	5
Transfer agent fees — R6	1,352
Trustees’ and officers’ fees and benefits	12,839
Registration and filing fees	43,055
Reports to shareholders	16,514
Professional services fees	32,245
Other	11,840
Total expenses	690,598
Less: Fees waived and expense offset arrangement(s)	(982)
Net expenses	689,616
Net investment income (loss)	(154,719)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(571,995)
Foreign currencies	(8,407)
(580,402)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $85,251)	10,187,406
Foreign currencies	(61,829)
10,125,577
Net realized and unrealized gain	9,545,175
Net increase in net assets resulting from operations	$ 9,390,456
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Pacific Growth Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss)	$ (154,719)	$ 961,010
Net realized gain (loss)	(580,402)	4,894,927
Change in net unrealized appreciation (depreciation)	10,125,577	(20,948,288)
Net increase (decrease) in net assets resulting from operations	9,390,456	(15,092,351)
Distributions to shareholders from distributable earnings:
Class A	(4,776,595)	—
Class C	(411,734)	—
Class R	(30,987)	—
Class Y	(739,334)	—
Class R5	(1,204)	—
Class R6	(344,323)	—
Total distributions to shareholders from distributable earnings	(6,304,177)	—
Share transactions–net:
Class A	2,471,579	(5,091,409)
Class B	—	(127,047)
Class C	(2,345,469)	1,691,625
Class R	59,391	194,398
Class Y	(3,876,067)	(2,389,945)
Class R6	(1,947,606)	6,592,803
Net increase (decrease) in net assets resulting from share transactions	(5,638,172)	870,425
Net increase (decrease) in net assets	(2,551,893)	(14,221,926)
Net assets:
Beginning of period	90,564,764	104,786,690
End of period	$88,012,871	$ 90,564,764
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Pacific Growth Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 29.27	$(0.05)	$ 3.10	$ 3.05	$(0.22)	$(1.96)	$ (2.18)	$ 30.14	11.45%	$70,013	1.60% (d)	1.60% (d)	(0.36)% (d)	30%
Year ended 10/31/18	33.63	0.28 (e)	(4.64)	(4.36)	—	—	—	29.27	(12.97) (f)	65,057	1.54 (f)	1.54 (f)	0.82 (e)(f)	54
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	—	—	33.63	28.09	80,319	1.75	1.75	(0.32)	59
Year ended 10/31/16	24.03	0.04	2.24	2.28	—	—	—	26.31	9.49	65,107	1.64	1.64	0.17	31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	—	—	24.03	(1.84)	66,599	1.78	1.78	0.21	137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	—	—	24.51	4.10 (f)	73,457	1.77 (f)	1.77 (f)	0.60 (f)	63
Class C
Six months ended 04/30/19	26.86	(0.14)	2.83	2.69	—	(1.96)	(1.96)	27.59	11.01	3,841	2.35 (d)	2.35 (d)	(1.11) (d)	30
Year ended 10/31/18	31.09	0.02 (e)	(4.25)	(4.23)	—	—	—	26.86	(13.60)	6,080	2.30	2.30	0.06 (e)	54
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	—	—	—	31.09	27.11 (g)	5,535	2.49 (g)	2.49 (g)	(1.06) (g)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	—	—	—	24.46	8.71 (g)	4,477	2.37 (g)	2.37 (g)	(0.56) (g)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	—	—	22.50	(2.55)	4,880	2.53	2.53	(0.54)	137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	—	—	23.09	3.28 (g)	4,638	2.52 (g)	2.52 (g)	(0.15) (g)	63
Class R
Six months ended 04/30/19	28.86	(0.09)	3.07	2.98	(0.14)	(1.96)	(2.10)	29.74	11.36	488	1.86 (d)	1.86 (d)	(0.62) (d)	30
Year ended 10/31/18	33.24	0.19 (e)	(4.57)	(4.38)	—	—	—	28.86	(13.18)	409	1.80	1.80	0.56 (e)	54
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	—	—	—	33.24	27.75	283	2.00	2.00	(0.57)	59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	—	—	—	26.02	9.24	242	1.89	1.89	(0.08)	31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	—	—	23.82	(2.10)	245	2.03	2.03	(0.04)	137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	—	—	24.33	3.78	344	2.03	2.03	0.34	63
Class Y
Six months ended 04/30/19	29.88	(0.02)	3.15	3.13	(0.31)	(1.96)	(2.27)	30.74	11.54	10,423	1.36 (d)	1.36 (d)	(0.12) (d)	30
Year ended 10/31/18	34.24	0.37 (e)	(4.73)	(4.36)	—	—	—	29.88	(12.73)	13,911	1.30	1.30	1.06 (e)	54
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	—	—	34.24	28.43	18,505	1.50	1.50	(0.07)	59
Year ended 10/31/16	24.41	0.11	2.27	2.38	—	—	—	26.79	9.75	10,501	1.39	1.39	0.42	31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	—	—	24.41	(1.59)	3,587	1.53	1.53	0.46	137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	—	—	24.90	4.34	2,944	1.53	1.53	0.84	63
Class R5
Six months ended 04/30/19	29.94	(0.00)	3.16	3.16	(0.34)	(1.96)	(2.30)	30.80	11.63	16	1.27 (d)	1.27 (d)	(0.03) (d)	30
Year ended 10/31/18	34.29	0.40 (e)	(4.75)	(4.35)	—	—	—	29.94	(12.69)	16	1.22	1.22	1.14 (e)	54
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	—	—	34.29	28.53	18	1.42	1.42	0.01	59
Year ended 10/31/16	24.42	0.13	2.29	2.42	—	—	—	26.84	9.91	14	1.28	1.28	0.53	31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	—	—	24.42	(1.47)	13	1.39	1.39	0.60	137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	—	—	24.92	4.48	13	1.37	1.37	1.00	63
Class R6
Six months ended 04/30/19	29.94	(0.00)	3.16	3.16	(0.34)	(1.96)	(2.30)	30.80	11.63	3,231	1.27 (d)	1.27 (d)	(0.03) (d)	30
Year ended 10/31/18	34.29	0.39 (e)	(4.74)	(4.35)	—	—	—	29.94	(12.69)	5,091	1.22	1.22	1.14 (e)	54
Year ended 10/31/17(h)	27.48	0.00	6.81	6.81	—	—	—	34.29	24.78	12	1.39 (i)	1.39 (i)	0.04 (i)	59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $66,311, $4,961, $447, $11,057, $15 and $4,160 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.11%, $(0.22) and (0.65)%, $(0.05) and (0.15)%, $0.13 and 0.35%, $0.16 and 0.43%, and $0.15 and 0.43% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the years ended October 31, 2018 and 2014.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for Class C Shares for the years ended October 31, 2017, 2016 and 2014, respectively.
(h)	Commencement date of April 04, 2017.
(i)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Pacific Growth Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco Pacific Growth Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the
12	Invesco Pacific Growth Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.87%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be
13	Invesco Pacific Growth Fund

terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $526.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares; and (3) Class R — up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.
For the six months ended April 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $1,259 in front-end sales commissions from the sale of Class A shares and $20 and $4,173 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
14	Invesco Pacific Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ 4,021,705	$ 1,991,957	$ —	$ 6,013,662
China	15,237,464	8,201,634	0	23,439,098
Hong Kong	1,003,850	4,684,465	—	5,688,315
India	3,920,524	693,679	—	4,614,203
Indonesia	—	893,981	—	893,981
Japan	1,031,743	28,698,967	—	29,730,710
Philippines	876,757	—	—	876,757
Singapore	2,553,268	—	—	2,553,268
South Korea	3,019,230	2,803,614	—	5,822,844
Taiwan	4,329,297	1,960,929	—	6,290,226
Money Market Funds	1,065,430	—	—	1,065,430
Total Investments	$37,059,268	$49,929,226	$0	$ 86,988,494
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $456.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $25,949,923 and $39,337,244, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
15	Invesco Pacific Growth Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,793,970
Aggregate unrealized (depreciation) of investments	(2,472,629)
Net unrealized appreciation of investments	$15,321,341
Cost of investments for tax purposes is $71,667,153.
16	Invesco Pacific Growth Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	102,913	$ 2,971,724	393,005	$ 13,799,458
Class B(b)	—	—	61	2,081
Class C	59,017	1,475,199	119,211	3,897,312
Class R	2,133	59,142	9,845	335,050
Class Y	67,157	1,905,443	426,480	15,401,637
Class R6	10,424	295,483	222,544	8,326,947
Issued as reinvestment of dividends:
Class A	152,715	4,045,416	—	—
Class C	15,418	375,127	—	—
Class R	1,126	29,440	—	—
Class Y	25,103	677,779	—	—
Class R6	12,560	339,498	—	—
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	3,073	116,562
Class B	—	—	(3,339)	(116,562)
Automatic conversion of Class C shares to Class A shares:
Class A	89,631	2,480,445	-	-
Class C	(97,649)	(2,480,445)	-	-
Reacquired:
Class A	(244,524)	(7,026,006)	(562,139)	(19,007,429)
Class B(b)	—	—	(381)	(12,566)
Class C	(63,914)	(1,715,350)	(70,877)	(2,205,687)
Class R	(1,028)	(29,191)	(4,192)	(140,652)
Class Y	(218,813)	(6,459,289)	(501,340)	(17,791,582)
Class R6	(88,123)	(2,582,587)	(52,858)	(1,734,144)
Net increase (decrease) in share activity	(175,854)	$ (5,638,172)	(20,907)	$ 870,425

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
17	Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,114.50	$ 8.39	$1,016.86	$ 8.00	1.60%
Class C	1,000.00	1,110.10	12.29	1,013.14	11.73	2.35
Class R	1,000.00	1,113.60	9.75	1,015.57	9.30	1.86
Class Y	1,000.00	1,115.40	7.13	1,018.05	6.80	1.36
Class R5	1,000.00	1,116.30	6.66	1,018.50	6.36	1.27
Class R6	1,000.00	1,116.30	6.66	1,018.50	6.36	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
18	Invesco Pacific Growth Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MS-PGRO-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco Select Companies Fund
Nasdaq:
A: ATIAX ■ C: ATICX ■ R: ATIRX ■ Y: ATIYX ■ R5: ATIIX ■ R6: ATISX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	4.76%
Class C Shares	4.35
Class R Shares	4.61
Class Y Shares	4.85
Class R5 Shares	4.99
Class R6 Shares	4.98
S&P 500 Index▼ (Broad Market Index)	9.76
Russell 2000 Value Index▼ (Style-Specific Index)	6.06
Lipper Small-Cap Core Funds Index■ (Peer Group Index)	6.67
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco Select Companies Fund

Average Annual Total Returns
As of 4/30/2019, including maximum applicablesales charges
Class A Shares
Inception (11/4/03)	9.52%
10 Years	14.86
5 Years	4.93
1 Year	-2.72
Class C Shares
Inception (11/4/03)	9.39%
10 Years	14.65
5 Years	5.33
1 Year	1.26
Class R Shares
Inception (4/30/04)	9.59%
10 Years	15.22
5 Years	5.86
1 Year	2.70
Class Y Shares
Inception (10/3/08)	12.87%
10 Years	15.79
5 Years	6.38
1 Year	3.19
Class R5 Shares
Inception (4/30/04)	10.30%
10 Years	15.94
5 Years	6.49
1 Year	3.36
Class R6 Shares
10 Years	15.60%
5 Years	6.31
1 Year	3.40
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end,including maximum applicable sales charges
Class A Shares
Inception (11/4/03)	9.48%
10 Years	16.57
5 Years	4.36
1 Year	-5.75
Class C Shares
Inception (11/4/03)	9.36%
10 Years	16.35
5 Years	4.74
1 Year	-2.00
Class R Shares
Inception (4/30/04)	9.55%
10 Years	16.93
5 Years	5.28
1 Year	-0.56
Class Y Shares
Inception (10/3/08)	12.83%
10 Years	17.53
5 Years	5.81
1 Year	-0.04
Class R5 Shares
Inception (4/30/04)	10.26%
10 Years	17.67
5 Years	5.91
1 Year	0.11
Class R6 Shares
10 Years	17.33%
5 Years	5.72
1 Year	0.16
Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.50%, 1.00%, 0.93% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.94% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco Select Companies Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco Select Companies Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.14%
Airlines–3.25%
Spirit Airlines, Inc. (b)	230,684	$ 12,544,596
Application Software–4.84%
Nuance Communications, Inc. (b)	1,109,274	18,669,081
Cable & Satellite–5.58%
Liberty Broadband Corp., Class A(b)	218,853	21,532,947
Commodity Chemicals–1.77%
Chemtrade Logistics Income Fund (Canada)	1,045,784	6,830,343
Communications Equipment–5.58%
CommScope Holding Co., Inc. (b)	868,253	21,515,309
Consumer Finance–6.15%
Encore Capital Group, Inc. (b)	839,883	23,735,094
Data Processing & Outsourced Services–17.61%
Alliance Data Systems Corp.	66,710	10,680,271
Equiniti Group PLC REGS (United Kingdom)(c)	6,024,269	16,858,222
Global Payments, Inc.	150,386	21,966,883
Sabre Corp.	888,242	18,439,904
		67,945,280
Diversified Support Services–2.76%
Performant Financial Corp. (b)(d)	5,527,196	10,667,488
Electrical Components & Equipment–5.09%
Regal Beloit Corp.	230,867	19,642,164
Health Care Supplies–4.77%
Cooper Cos., Inc. (The)	63,545	18,422,966
Home Furnishings–2.17%
Tempur Sealy International, Inc. (b)	136,150	8,359,610
IT Consulting & Other Services–5.12%
Booz Allen Hamilton Holding Corp.	333,163	19,753,234
Life Sciences Tools & Services–4.65%
Charles River Laboratories International, Inc. (b)	127,827	17,955,859
Shares		Value
Office Services & Supplies–3.55%
Interface, Inc.	853,006	$ 13,682,216
Oil & Gas Equipment & Services–1.21%
ION Geophysical Corp. (b)	364,693	4,664,423
Oil & Gas Storage & Transportation–4.40%
GasLog Ltd. (Monaco)	1,085,147	16,960,848
Real Estate Services–4.45%
Colliers International Group, Inc. (Canada)	267,453	17,184,709
Specialty Chemicals–5.04%
Axalta Coating Systems Ltd. (b)	720,716	19,444,918
Systems Software–2.14%
TiVo Corp.	879,815	8,243,867
Technology Distributors–5.41%
Insight Enterprises, Inc. (b)	368,613	20,856,123
Trading Companies & Distributors–0.60%
SiteOne Landscape Supply, Inc. (b)	34,424	2,316,735
Total Common Stocks & Other Equity Interests (Cost $312,860,315)		370,927,810

Money Market Funds–3.60%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(e)	4,853,713	4,853,713
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(e)	3,465,501	3,466,541
Invesco Treasury Portfolio, Institutional Class, 2.32%(e)	5,547,100	5,547,100
Total Money Market Funds (Cost $13,866,966)		13,867,354
TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $326,727,281)		384,795,164
OTHER ASSETS LESS LIABILITIES–0.26%		1,013,599
NET ASSETS–100.00%		$ 385,808,763

Investment Abbreviations:
REGS	– Regulation S
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Select Companies Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2019 represented 4.37% of the Fund’s Net Assets.
(d)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2019 represented 2.76% of the Fund’s Net Assets. See Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Information Technology	40.70%
Industrials	15.25
Health Care	9.42
Materials	6.81
Financials	6.15
Energy	5.61
Communication Services	5.58
Real Estate	4.45
Consumer Discretionary	2.17
Money Market Funds Plus Other Assets Less Liabilities	3.86
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Select Companies Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $268,402,200)	$360,260,322
Investments in affiliates, at value (Cost $58,325,081)	24,534,842
Foreign currencies, at value (Cost $143,685)	144,223
Receivable for:
Investments sold	3,072,453
Fund shares sold	265,220
Dividends	370,761
Investment for trustee deferred compensation and retirement plans	156,305
Other assets	42,625
Total assets	388,846,751
Liabilities:
Payable for:
Investments purchased	433,525
Fund shares reacquired	1,866,977
Amount due custodian	237,985
Accrued fees to affiliates	275,665
Accrued trustees’ and officers’ fees and benefits	1,888
Accrued other operating expenses	52,584
Trustee deferred compensation and retirement plans	169,364
Total liabilities	3,037,988
Net assets applicable to shares outstanding	$ 385,808,763
Net assets consist of:
Shares of beneficial interest	$311,299,345
Distributable earnings	74,509,418
$ 385,808,763
Net Assets:
Class A	$230,017,006
Class C	$ 23,647,489
Class R	$ 14,269,959
Class Y	$ 94,030,655
Class R5	$ 22,365,094
Class R6	$ 1,478,560
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,863,952
Class C	1,605,712
Class R	845,413
Class Y	5,097,866
Class R5	1,152,517
Class R6	76,048
Class A:
Net asset value per share	$ 17.88
Maximum offering price per share (Net asset value of $17.88 ÷ 94.50%)	$ 18.92
Class C:
Net asset value and offering price per share	$ 14.73
Class R:
Net asset value and offering price per share	$ 16.88
Class Y:
Net asset value and offering price per share	$ 18.45
Class R5:
Net asset value and offering price per share	$ 19.41
Class R6:
Net asset value and offering price per share	$ 19.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Select Companies Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $2,649)	$ 1,520,613
Dividends from affiliated money market funds	225,753
Total investment income	1,746,366
Expenses:
Advisory fees	1,398,892
Administrative services fees	36,603
Custodian fees	1,552
Distribution fees:
Class A	269,748
Class C	171,139
Class R	36,976
Transfer agent fees — A, C, R and Y	433,754
Transfer agent fees — R5	10,938
Transfer agent fees — R6	110
Trustees’ and officers’ fees and benefits	14,027
Registration and filing fees	45,015
Reports to shareholders	8,813
Professional services fees	9,449
Other	4,820
Total expenses	2,441,836
Less: Fees waived and expense offset arrangement(s)	(16,259)
Net expenses	2,425,577
Net investment income (loss)	(679,211)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	17,961,684
Foreign currencies	(20,408)
17,941,276
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,693,954)
Foreign currencies	563
(1,693,391)
Net realized and unrealized gain	16,247,885
Net increase in net assets resulting from operations	$ 15,568,674
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Select Companies Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income (loss)	$ (679,211)	$ (1,154,242)
Net realized gain	17,941,276	24,073,091
Change in net unrealized appreciation (depreciation)	(1,693,391)	(6,917,389)
Net increase in net assets resulting from operations	15,568,674	16,001,460
Distributions to shareholders from distributable earnings:
Class A	(12,086,276)	(32,431,701)
Class B	—	(169,180)
Class C	(3,239,305)	(13,319,235)
Class R	(947,329)	(3,056,204)
Class Y	(5,237,286)	(10,068,006)
Class R5	(1,200,012)	(3,307,865)
Class R6	(43,534)	(1,367)
Total distributions to shareholders from distributable earnings	(22,753,742)	(62,353,558)
Share transactions–net:
Class A	11,730,244	(6,611,839)
Class B	—	(1,130,324)
Class C	(23,130,694)	(35,866,971)
Class R	(1,797,107)	(4,126,871)
Class Y	(221,419)	23,695,448
Class R5	(611,396)	(1,602,493)
Class R6	712,640	758,179
Net increase (decrease) in net assets resulting from share transactions	(13,317,732)	(24,884,871)
Net increase (decrease) in net assets	(20,502,800)	(71,236,969)
Net assets:
Beginning of period	406,311,563	477,548,532
End of period	$385,808,763	$ 406,311,563
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Select Companies Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$18.20	$(0.03)	$ 0.74	$ 0.71	$ (1.03)	$ 17.88	4.76%	$230,017	1.29% (d)	1.30% (d)	(0.37)% (d)	12%
Year ended 10/31/18	20.30	(0.04)	0.61	0.57	(2.67)	18.20	2.76	220,107	1.24	1.25	(0.19)	12
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	(0.64)	20.30	25.71	250,619	1.27	1.28	(0.39)	16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	(4.20)	16.72	5.22	305,003	1.24	1.25	(0.53)	20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	(2.47)	20.44	(10.79)	475,536	1.17	1.20	(0.86)	14
Year ended 10/31/14	23.95	(0.06)	2.71	2.65	(1.13)	25.47	11.66	754,310	1.16	1.20	(0.28)	10
Class C
Six months ended 04/30/19	15.25	(0.08)	0.59	0.51	(1.03)	14.73	4.35	23,647	2.04 (d)	2.05 (d)	(1.12) (d)	12
Year ended 10/31/18	17.54	(0.15)	0.53	0.38	2.67	15.25	2.01	49,959	1.99	2.00	(0.94)	12
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	(0.64)	17.54	24.77	95,457	2.02	2.03	(1.14)	16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	(4.20)	14.63	4.39	99,413	1.99	2.00	(1.28)	20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	(2.47)	18.57	(11.45)	125,947	1.92	1.95	(1.61)	14
Year ended 10/31/14	22.37	(0.23)	2.52	2.29	(1.13)	23.53	10.83	180,853	1.91	1.95	(1.03)	10
Class R
Six months ended 04/30/19	17.27	(0.05)	0.69	0.64	(1.03)	16.88	4.61	14,270	1.54 (d)	1.55 (d)	(0.62) (d)	12
Year ended 10/31/18	19.43	(0.08)	0.59	0.51	(2.67)	17.27	2.55	16,427	1.49	1.50	(0.44)	12
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	(0.64)	19.43	25.45	22,747	1.52	1.53	(0.64)	16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	(4.20)	16.06	4.90	29,623	1.49	1.50	(0.78)	20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	(2.47)	19.86	(11.03)	45,561	1.42	1.45	(1.11)	14
Year ended 10/31/14	23.48	(0.12)	2.65	2.53	(1.13)	24.88	11.37	70,177	1.41	1.45	(0.53)	10
Class Y
Six months ended 04/30/19	18.72	(0.01)	0.77	0.76	(1.03)	18.45	4.90	94,031	1.04 (d)	1.05 (d)	(0.12) (d)	12
Year ended 10/31/18	20.75	0.01	0.63	0.64	(2.67)	18.72	3.07	95,958	0.99	1.00	0.06	12
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	(0.64)	20.75	26.00	80,572	1.02	1.03	(0.14)	16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	(4.20)	17.04	5.44	81,269	0.99	1.00	(0.28)	20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	(2.47)	20.71	(10.56)	147,927	0.92	0.95	(0.61)	14
Year ended 10/31/14	24.11	(0.01)	2.74	2.73	(1.13)	25.71	11.92	304,629	0.91	0.95	(0.03)	10
Class R5
Six months ended 04/30/19	19.62	0.00	0.82	0.82	(1.03)	19.41	4.99	22,365	0.89 (d)	0.90 (d)	0.03 (d)	12
Year ended 10/31/18	21.62	0.03	0.64	0.67	(2.67)	19.62	3.09	23,088	0.92	0.93	0.13	12
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	(0.64)	21.62	26.15	26,943	0.92	0.93	(0.04)	16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	(4.20)	17.71	5.54	32,996	0.89	0.90	(0.18)	20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	(2.47)	21.33	(10.47)	51,659	0.85	0.88	(0.54)	14
Year ended 10/31/14	24.69	0.01	2.81	2.82	(1.13)	26.38	12.01	66,042	0.84	0.88	0.04	10
Class R6
Six months ended 04/30/19	19.65	0.01	0.81	0.82	(1.03)	19.44	4.98	1,479	0.82 (d)	0.83 (d)	0.10 (d)	12
Year ended 10/31/18	21.63	0.04	0.65	0.69	(2.67)	19.65	3.19	772	0.84	0.85	0.21	12
Year ended 10/31/17(e)	20.05	0.01	1.57	1.58	—	21.63	7.88	11	0.84 (f)	0.85 (f)	0.04 (f)	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $217,587, $34,511, $14,913, $91,340, $22,067 and $879 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Select Companies Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
11	Invesco Select Companies Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
12	Invesco Select Companies Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $13,485.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
13	Invesco Select Companies Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $15,731 in front-end sales commissions from the sale of Class A shares and $3,010 and $328 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$370,927,810	$—	$—	$370,927,810
Money Market Funds	13,867,354	—	—	13,867,354
Total Investments	$384,795,164	$—	$—	$384,795,164
NOTE 4—Investments in Other Affiliates
The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the six months ended April 30, 2019.
	Value 10/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 04/30/19	Dividend Income
Performant Financial Corp.	$11,496,568	$–	$–	$(829,080)	$–	$10,667,488	$–
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,774.
14	Invesco Select Companies Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $43,167,781 and $49,887,712, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$124,119,366
Aggregate unrealized (depreciation) of investments	(66,249,900)
Net unrealized appreciation of investments	$ 57,869,466
Cost of investments for tax purposes is $326,925,698.
15	Invesco Select Companies Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	962,749	$ 16,155,955	1,490,770	$ 28,520,738
Class B(b)	—	—	778	12,773
Class C	143,722	1,970,422	210,020	3,381,331
Class R	146,235	2,428,088	172,246	3,147,900
Class Y	697,782	12,084,582	2,689,477	53,051,246
Class R5	82,971	1,562,647	277,970	5,703,058
Class R6	44,876	872,639	90,603	1,846,098
Issued as reinvestment of dividends:
Class A	753,553	11,702,682	1,729,041	31,606,869
Class B(b)	—	—	10,306	159,223
Class C	245,264	3,146,737	847,400	13,066,901
Class R	64,126	941,375	175,781	3,055,075
Class Y	312,629	5,005,191	498,347	9,348,985
Class R5	71,182	1,197,993	167,857	3,298,381
Class R6	2,530	42,664	—	—
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	57,801	1,120,189
Class B	—	—	(68,385)	(1,120,189)
Automatic conversion of Class C shares to Class A shares:
Class A	1,097,882	18,321,703	-	-
Class C	(1,329,536)	(18,321,703)	-	-
Reacquired:
Class A	(2,041,343)	(34,450,096)	(3,534,201)	(67,859,635)
Class B(b)	—	—	(10,939)	(182,131)
Class C	(729,854)	(9,926,150)	(3,224,768)	(52,315,203)
Class R	(316,250)	(5,166,570)	(567,572)	(10,329,846)
Class Y	(1,038,504)	(17,311,192)	(1,944,459)	(38,704,783)
Class R5	(178,245)	(3,372,036)	(515,697)	(10,603,932)
Class R6	(10,629)	(202,663)	(51,840)	(1,087,919)
Net increase (decrease) in share activity	(1,018,860)	$(13,317,732)	(1,499,464)	$(24,884,871)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
16	Invesco Select Companies Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,047.60	$ 6.55	$1,018.40	$ 6.46	1.29%
Class C	1,000.00	1,043.50	10.34	1,014.68	10.19	2.04
Class R	1,000.00	1,046.10	7.81	1,017.16	7.70	1.54
Class Y	1,000.00	1,048.50	5.28	1,019.64	5.21	1.04
Class R5	1,000.00	1,049.90	4.52	1,020.38	4.46	0.89
Class R6	1,000.00	1,049.80	4.17	1,020.73	4.11	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
17	Invesco Select Companies Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco U.S. Managed Volatility Fund
Nasdaq:
R6: USMVX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
22	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class R6 Shares	7.50%
S&P 500 Index▼ (Broad Market Index)	9.76
Invesco US Large Cap Index■ (Style-Specific Index)	9.80
Lipper S&P 500 Funds Index♦ (Peer Group Index)	10.01
Source(s): ▼FactSet Research Systems Inc.;■ RIMES Technologies Corp.;♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.
    The Lipper S&P 500 Fund Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
2	Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 4/30/19
Class R6 Shares
Inception (12/18/17)	6.53%
1 Year	10.89
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 0.15%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 2.56%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end
Class R6 Shares
Inception (12/18/17)	3.73%
1 Year	6.51
3	Invesco U.S. Managed Volatility Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)
April 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.85%
Advertising–0.07%
Omnicom Group, Inc.	60	$ 4,802
Aerospace & Defense–2.77%
Arconic, Inc.	128	2,749
Boeing Co. (The)	158	59,675
General Dynamics Corp.	77	13,762
Harris Corp.	32	5,392
L3 Technologies, Inc.	21	4,590
Lockheed Martin Corp.	78	26,000
Northrop Grumman Corp.	46	13,336
Raytheon Co.	82	14,562
Textron, Inc.	64	3,392
TransDigm Group, Inc. (b)	14	6,755
United Technologies Corp.	239	34,084
		184,297
Agricultural & Farm Machinery–0.22%
Deere & Co.	87	14,410
Agricultural Products–0.13%
Archer-Daniels-Midland Co.	151	6,735
Bunge Ltd.	38	1,991
		8,726
Air Freight & Logistics–0.62%
C.H. Robinson Worldwide, Inc.	37	2,997
Expeditors International of Washington, Inc.	45	3,574
FedEx Corp.	69	13,073
United Parcel Service, Inc. Class B	200	21,244
		40,888
Airlines–0.11%
American Airlines Group, Inc.	31	1,060
Delta Air Lines, Inc.	45	2,623
Southwest Airlines Co.	37	2,006
United Continental Holdings, Inc. (b)	19	1,688
		7,377
Alternative Carriers–0.05%
CenturyLink, Inc.	290	3,312
Apparel Retail–0.48%
Gap, Inc. (The)	68	1,773
L Brands, Inc.	61	1,564
Ross Stores, Inc.	98	9,571
TJX Cos., Inc. (The)	341	18,714
		31,622
Shares		Value
Apparel, Accessories & Luxury Goods–0.19%
Tapestry, Inc.	78	$ 2,517
VF Corp.	107	10,102
		12,619
Application Software–1.81%
Adobe, Inc. (b)	138	39,916
Autodesk, Inc. (b)	59	10,514
Citrix Systems, Inc.	36	3,635
Intuit, Inc.	69	17,323
salesforce.com, inc. (b)	208	34,393
Splunk, Inc. (b)	40	5,522
Workday, Inc., Class A(b)	43	8,842
		120,145
Asset Management & Custody Banks–0.93%
Ameriprise Financial, Inc.	37	5,430
Bank of New York Mellon Corp. (The)	255	12,663
BlackRock, Inc.	44	21,351
Franklin Resources, Inc.	76	2,629
Northern Trust Corp.	58	5,716
State Street Corp.	105	7,104
T. Rowe Price Group, Inc.	62	6,665
		61,558
Auto Parts & Equipment–0.03%
BorgWarner, Inc.	55	2,297
Automobile Manufacturers–0.52%
Ford Motor Co.	1,086	11,349
General Motors Co.	388	15,112
Tesla, Inc. (b)	35	8,354
		34,815
Automotive Retail–0.28%
AutoZone, Inc. (b)	7	7,198
CarMax, Inc. (b)	46	3,582
O’Reilly Automotive, Inc. (b)	21	7,950
		18,730
Biotechnology–2.32%
AbbVie, Inc.	420	33,344
Alexion Pharmaceuticals, Inc. (b)	62	8,440
Amgen, Inc.	169	30,305
Biogen, Inc. (b)	53	12,150
BioMarin Pharmaceutical, Inc. (b)	47	4,020
Celgene Corp. (b)	193	18,269
Gilead Sciences, Inc.	357	23,219
Incyte Corp. (b)	57	4,378
Regeneron Pharmaceuticals, Inc. (b)	23	7,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco U.S. Managed Volatility Fund

Shares		Value
Biotechnology–(continued)
Vertex Pharmaceuticals, Inc. (b)	71	$ 11,998
		154,015
Brewers–0.05%
Molson Coors Brewing Co. Class B	52	3,338
Broadcasting–0.17%
CBS Corp. Class B	93	4,768
Fox Corp., Class A(b)	169	6,589
		11,357
Building Products–0.14%
Johnson Controls International PLC	248	9,300
Cable & Satellite–1.27%
Charter Communications, Inc., Class A(b)	46	17,075
Comcast Corp., Class A	1,263	54,978
Liberty Broadband Corp. Class C(b)	49	4,837
Liberty Media Corp.-Liberty SiriusXM Series C(b)	126	5,060
Sirius XM Holdings, Inc.	369	2,144
		84,094
Casinos & Gaming–0.21%
Las Vegas Sands Corp.	102	6,839
MGM Resorts International	137	3,649
Wynn Resorts, Ltd.	25	3,611
		14,099
Commodity Chemicals–0.18%
Dow, Inc. (b)	203	11,516
Westlake Chemical Corp.	10	698
		12,214
Communications Equipment–1.22%
Arista Networks, Inc. (b)	16	4,997
Cisco Systems, Inc.	1,200	67,140
Juniper Networks, Inc.	91	2,527
Motorola Solutions, Inc.	45	6,521
		81,185
Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	61	4,539
Construction Machinery & Heavy Trucks–0.53%
Caterpillar, Inc.	155	21,610
Cummins, Inc.	42	6,984
PACCAR, Inc.	92	6,594
		35,188
Construction Materials–0.13%
Martin Marietta Materials, Inc.	17	3,772
Vulcan Materials Co.	36	4,540
		8,312
Consumer Finance–0.85%
Ally Financial, Inc.	109	3,238
Shares		Value
Consumer Finance–(continued)
American Express Co.	233	$ 27,315
Capital One Financial Corp.	129	11,975
Discover Financial Services	88	7,171
Synchrony Financial	188	6,518
		56,217
Copper–0.07%
Freeport-McMoRan, Inc.	389	4,789
Data Processing & Outsourced Services–4.09%
Alliance Data Systems Corp.	14	2,241
Automatic Data Processing, Inc.	120	19,727
Fidelity National Information Services, Inc.	87	10,086
Fiserv, Inc. (b)	106	9,247
FleetCor Technologies, Inc. (b)	24	6,263
Global Payments, Inc.	41	5,989
Mastercard, Inc., Class A	281	71,442
Paychex, Inc.	86	7,251
PayPal Holdings, Inc. (b)	316	35,635
Square, Inc., Class A(b)	93	6,772
Total System Services, Inc.	48	4,908
Visa, Inc., Class A	491	80,735
Western Union Co. (The)	118	2,294
Worldpay, Inc., Class A(b)	81	9,494
		272,084
Distillers & Vintners–0.20%
Brown-Forman Corp. Class B	81	4,316
Constellation Brands, Inc., Class A	43	9,102
		13,418
Distributors–0.06%
Genuine Parts Co.	40	4,102
Diversified Banks–4.79%
Bank of America Corp.	2,671	81,679
Citigroup, Inc.	647	45,743
JPMorgan Chase & Co.	915	106,186
U.S. Bancorp	452	24,101
Wells Fargo & Co.	1,252	60,609
		318,318
Diversified Chemicals–0.05%
Eastman Chemical Co.	38	2,997
Diversified Support Services–0.08%
Cintas Corp.	24	5,211
Drug Retail–0.18%
Walgreens Boots Alliance, Inc.	218	11,678
Electric Utilities–1.87%
American Electric Power Co., Inc.	134	11,464
Avangrid, Inc.	15	768
Duke Energy Corp.	204	18,588
Edison International	88	5,612
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco U.S. Managed Volatility Fund

Shares		Value
Electric Utilities–(continued)
Entergy Corp.	52	$ 5,039
Eversource Energy	85	6,091
Exelon Corp.	267	13,604
FirstEnergy Corp.	152	6,389
NextEra Energy, Inc.	137	26,638
PPL Corp.	200	6,242
Southern Co. (The)	295	15,700
Xcel Energy, Inc.	139	7,853
		123,988
Electrical Components & Equipment–0.49%
AMETEK, Inc.	61	5,378
Eaton Corp. PLC	117	9,690
Emerson Electric Co.	168	11,926
Rockwell Automation, Inc.	32	5,783
		32,777
Electronic Components–0.22%
Amphenol Corp., Class A	81	8,064
Corning, Inc.	213	6,784
		14,848
Environmental & Facilities Services–0.30%
Republic Services, Inc.	87	7,206
Waste Management, Inc.	121	12,988
		20,194
Fertilizers & Agricultural Chemicals–0.04%
Mosaic Co. (The)	95	2,480
Financial Exchanges & Data–0.85%
CME Group, Inc., Class A	98	17,532
Intercontinental Exchange, Inc.	155	12,610
Moody’s Corp.	55	10,814
S&P Global, Inc.	70	15,446
		56,402
Food Distributors–0.15%
Sysco Corp.	139	9,781
Food Retail–0.08%
Kroger Co. (The)	214	5,517
Footwear–0.45%
NIKE, Inc. Class B	341	29,950
General Merchandise Stores–0.41%
Dollar General Corp.	71	8,952
Dollar Tree, Inc. (b)	62	6,899
Target Corp.	149	11,536
		27,387
Gold–0.11%
Newmont Goldcorp Corp.	229	7,113
Shares		Value
Health Care Distributors–0.24%
AmerisourceBergen Corp.	42	$ 3,140
Cardinal Health, Inc.	82	3,994
Henry Schein, Inc. (b)	41	2,626
McKesson Corp.	51	6,082
		15,842
Health Care Equipment–3.00%
Abbott Laboratories	495	39,382
ABIOMED, Inc. (b)	12	3,329
Baxter International, Inc.	136	10,377
Becton, Dickinson and Co.	74	17,815
Boston Scientific Corp. (b)	381	14,143
Danaher Corp.	175	23,177
Edwards Lifesciences Corp. (b)	57	10,036
IDEXX Laboratories, Inc. (b)	23	5,336
Intuitive Surgical, Inc. (b)	33	16,851
Medtronic PLC	382	33,925
Stryker Corp.	97	18,324
Zimmer Biomet Holdings, Inc.	55	6,774
		199,469
Health Care Facilities–0.14%
HCA Healthcare, Inc.	74	9,415
Health Care REITs–0.27%
HCP, Inc.	129	3,842
Ventas, Inc.	96	5,866
Welltower, Inc.	109	8,124
		17,832
Health Care Services–0.70%
Cigna Corp.	105	16,678
CVS Health Corp.	357	19,414
DaVita, Inc. (b)	44	2,430
Laboratory Corp. of America Holdings (b)	27	4,318
Quest Diagnostics, Inc.	37	3,566
		46,406
Health Care Supplies–0.14%
Align Technology, Inc. (b)	20	6,493
DENTSPLY SIRONA, Inc.	59	3,017
		9,510
Health Care Technology–0.09%
Cerner Corp. (b)	85	5,648
Home Furnishings–0.03%
Mohawk Industries, Inc. (b)	17	2,316
Home Improvement Retail–1.36%
Home Depot, Inc. (The)	315	64,166
Lowe’s Cos., Inc.	229	25,909
		90,075
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco U.S. Managed Volatility Fund

Shares		Value
Homebuilding–0.12%
D.R. Horton, Inc.	92	$ 4,077
Lennar Corp., Class A	81	4,214
		8,291
Hotel & Resort REITs–0.06%
Host Hotels & Resorts, Inc.	198	3,810
Hotels, Resorts & Cruise Lines–0.44%
Carnival Corp.	117	6,419
Hilton Worldwide Holdings, Inc.	78	6,785
Marriott International, Inc., Class A	78	10,641
Royal Caribbean Cruises Ltd.	45	5,442
		29,287
Household Appliances–0.04%
Whirlpool Corp.	17	2,360
Household Products–1.75%
Church & Dwight Co., Inc.	66	4,947
Clorox Co. (The)	35	5,590
Colgate-Palmolive Co.	249	18,125
Kimberly-Clark Corp.	93	11,939
Procter & Gamble Co. (The)	708	75,388
		115,989
Housewares & Specialties–0.03%
Newell Brands, Inc.	123	1,769
Hypermarkets & Super Centers–1.08%
Costco Wholesale Corp.	122	29,955
Walmart, Inc.	404	41,547
		71,502
Industrial Conglomerates–1.52%
3M Co.	160	30,321
General Electric Co.	2,492	25,344
Honeywell International, Inc.	204	35,420
Roper Technologies, Inc.	28	10,072
		101,157
Industrial Gases–0.61%
Air Products and Chemicals, Inc.	61	12,553
Linde PLC (United Kingdom)	156	28,121
		40,674
Industrial Machinery–0.69%
Dover Corp.	39	3,823
Fortive Corp.	81	6,993
Illinois Tool Works, Inc.	93	14,474
Ingersoll-Rand PLC	66	8,092
Parker-Hannifin Corp.	36	6,519
Stanley Black & Decker, Inc.	41	6,011
		45,912
Industrial REITs–0.20%
Prologis, Inc.	173	13,264
Shares		Value
Insurance Brokers–0.20%
Marsh & McLennan Cos., Inc.	139	$ 13,106
Integrated Oil & Gas–2.58%
Chevron Corp.	530	63,632
Exxon Mobil Corp.	1,192	95,694
Occidental Petroleum Corp.	206	12,129
		171,455
Integrated Telecommunication Services–1.96%
AT&T, Inc.	2,056	63,654
Verizon Communications, Inc.	1,165	66,626
		130,280
Interactive Home Entertainment–0.26%
Activision Blizzard, Inc.	207	9,980
Electronic Arts, Inc. (b)	79	7,477
		17,457
Interactive Media & Services–5.11%
Alphabet, Inc., Class A(b)	169	202,624
Facebook, Inc., Class A(b)	656	126,870
Snap, Inc., Class A(b)	185	2,061
Twitter, Inc. (b)	195	7,783
		339,338
Internet & Direct Marketing Retail–3.95%
Amazon.com, Inc. (b)	116	223,477
Booking Holdings, Inc. (b)	13	24,115
eBay, Inc.	227	8,796
Expedia Group, Inc.	32	4,155
Qurate Retail, Inc. (b)	105	1,790
		262,333
Internet Services & Infrastructure–0.14%
Akamai Technologies, Inc. (b)	41	3,283
VeriSign, Inc. (b)	32	6,318
		9,601
Investment Banking & Brokerage–0.94%
Charles Schwab Corp. (The)	329	15,062
E*TRADE Financial Corp.	67	3,394
Goldman Sachs Group, Inc. (The)	95	19,562
Morgan Stanley	355	17,129
TD Ameritrade Holding Corp.	141	7,414
		62,561
IT Consulting & Other Services–1.27%
Accenture PLC, Class A	180	32,881
Cognizant Technology Solutions Corp., Class A	158	11,528
DXC Technology Co.	71	4,667
International Business Machines Corp.	250	35,067
		84,143
Life & Health Insurance–0.63%
Aflac, Inc.	206	10,378
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco U.S. Managed Volatility Fund

Shares		Value
Life & Health Insurance–(continued)
Lincoln National Corp.	56	$ 3,737
MetLife, Inc.	256	11,809
Principal Financial Group, Inc.	75	4,287
Prudential Financial, Inc.	113	11,945
		42,156
Life Sciences Tools & Services–1.01%
Agilent Technologies, Inc.	86	6,751
Illumina, Inc. (b)	40	12,480
IQVIA Holdings, Inc. (b)	51	7,084
Mettler-Toledo International, Inc. (b)	7	5,217
Thermo Fisher Scientific, Inc.	114	31,629
Waters Corp. (b)	19	4,057
		67,218
Managed Health Care–1.45%
Anthem, Inc.	71	18,675
Centene Corp. (b)	112	5,775
Humana, Inc.	37	9,450
UnitedHealth Group, Inc.	268	62,463
		96,363
Metal & Glass Containers–0.08%
Ball Corp.	89	5,335
Mortgage REITs–0.06%
Annaly Capital Management, Inc.	388	3,915
Movies & Entertainment–1.77%
Netflix, Inc. (b)	121	44,835
Viacom, Inc. Class B	99	2,862
Walt Disney Co. (The)	510	69,855
		117,552
Multi-line Insurance–0.25%
American International Group, Inc.	237	11,274
Hartford Financial Services Group, Inc. (The)	97	5,074
		16,348
Multi-Sector Holdings–1.25%
Berkshire Hathaway, Inc. Class B(b)	383	83,000
Multi-Utilities–0.96%
Ameren Corp.	65	4,730
Consolidated Edison, Inc.	89	7,668
Dominion Energy, Inc.	232	18,066
DTE Energy Co.	50	6,286
NiSource, Inc.	100	2,778
Public Service Enterprise Group, Inc.	136	8,112
Sempra Energy	76	9,724
WEC Energy Group, Inc.	85	6,667
		64,031
Office REITs–0.13%
Boston Properties, Inc.	42	5,780
Shares		Value
Office REITs–(continued)
Vornado Realty Trust	46	$ 3,180
		8,960
Oil & Gas Equipment & Services–0.44%
Baker Hughes, a GE Co., Class A	142	3,411
Halliburton Co.	235	6,657
National Oilwell Varco, Inc.	104	2,719
Schlumberger Ltd.	380	16,218
		29,005
Oil & Gas Exploration & Production–1.25%
Anadarko Petroleum Corp.	134	9,762
Apache Corp.	102	3,357
Cabot Oil & Gas Corp.	112	2,900
Concho Resources, Inc.	53	6,115
ConocoPhillips	319	20,135
Continental Resources, Inc. (b)	24	1,104
Devon Energy Corp.	110	3,535
EOG Resources, Inc.	160	15,368
EQT Corp.	66	1,350
Hess Corp.	75	4,809
Marathon Oil Corp.	218	3,715
Noble Energy, Inc.	127	3,436
Pioneer Natural Resources Co.	45	7,491
		83,077
Oil & Gas Refining & Marketing–0.50%
Marathon Petroleum Corp.	186	11,322
Phillips 66	124	11,690
Valero Energy Corp.	114	10,335
		33,347
Oil & Gas Storage & Transportation–0.48%
Cheniere Energy, Inc. (b)	68	4,376
Kinder Morgan, Inc.	548	10,889
ONEOK, Inc.	111	7,540
Williams Cos., Inc. (The)	327	9,264
		32,069
Packaged Foods & Meats–1.05%
Campbell Soup Co.	51	1,973
Conagra Brands, Inc.	135	4,155
General Mills, Inc.	160	8,235
Hershey Co. (The)	41	5,119
Hormel Foods Corp.	143	5,711
JM Smucker Co. (The)	30	3,679
Kellogg Co.	93	5,608
Kraft Heinz Co. (The)	261	8,676
Mondelez International, Inc., Class A	407	20,696
Tyson Foods, Inc., Class A	78	5,851
		69,703
Paper Packaging–0.11%
International Paper Co.	108	5,056
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco U.S. Managed Volatility Fund

Shares		Value
Paper Packaging–(continued)
WestRock Co.	67	$ 2,571
		7,627
Personal Products–0.17%
Coty, Inc., Class A	122	1,320
Estee Lauder Cos., Inc. (The), Class A	59	10,137
		11,457
Pharmaceuticals–4.60%
Allergan PLC	90	13,230
Bristol-Myers Squibb Co.	450	20,893
Eli Lilly and Co.	268	31,367
Johnson & Johnson	749	105,759
Merck & Co., Inc.	721	56,750
Perrigo Co. PLC	37	1,773
Pfizer, Inc.	1,549	62,905
Zoetis, Inc.	130	13,239
		305,916
Property & Casualty Insurance–0.60%
Allstate Corp. (The)	88	8,718
Loews Corp.	73	3,744
Markel Corp. (b)	4	4,286
Progressive Corp. (The)	161	12,582
Travelers Cos., Inc. (The)	72	10,350
		39,680
Railroads–1.07%
CSX Corp.	219	17,439
Kansas City Southern	27	3,325
Norfolk Southern Corp.	73	14,893
Union Pacific Corp.	202	35,762
		71,419
Real Estate Services–0.07%
CBRE Group, Inc., Class A(b)	91	4,738
Regional Banks–1.16%
BB&T Corp.	211	10,803
Citizens Financial Group, Inc.	124	4,489
Comerica, Inc.	44	3,458
Fifth Third Bancorp	210	6,052
First Republic Bank	45	4,753
Huntington Bancshares, Inc.	272	3,786
KeyCorp	274	4,809
M&T Bank Corp.	36	6,122
PNC Financial Services Group, Inc. (The)	124	16,979
Regions Financial Corp.	277	4,302
SunTrust Banks, Inc.	118	7,727
SVB Financial Group (b)	14	3,524
		76,804
Research & Consulting Services–0.19%
Equifax, Inc.	33	4,157
Nielsen Holdings PLC	95	2,425
Shares		Value
Research & Consulting Services–(continued)
Verisk Analytics, Inc., Class A	44	$ 6,210
		12,792
Residential REITs–0.30%
AvalonBay Communities, Inc.	38	7,636
Equity Residential	98	7,489
Essex Property Trust, Inc.	18	5,085
		20,210
Restaurants–1.32%
Chipotle Mexican Grill, Inc. (b)	8	5,504
McDonald’s Corp.	214	42,280
Starbucks Corp.	346	26,877
Yum China Holdings, Inc. (China)	93	4,421
Yum! Brands, Inc.	83	8,665
		87,747
Retail REITs–0.31%
Realty Income Corp.	86	6,021
Simon Property Group, Inc.	85	14,764
		20,785
Semiconductor Equipment–0.38%
Applied Materials, Inc.	253	11,150
KLA-Tencor Corp.	44	5,609
Lam Research Corp.	42	8,712
		25,471
Semiconductors–3.51%
Analog Devices, Inc.	100	11,624
Broadcom, Inc.	106	33,750
Intel Corp.	1,237	63,136
Maxim Integrated Products, Inc.	74	4,440
Microchip Technology, Inc.	62	6,193
Micron Technology, Inc. (b)	309	12,997
NVIDIA Corp.	153	27,693
QUALCOMM, Inc.	343	29,543
Skyworks Solutions, Inc.	47	4,144
Texas Instruments, Inc.	267	31,461
Xilinx, Inc.	70	8,410
		233,391
Soft Drinks–1.76%
Coca-Cola Co. (The)	1,202	58,970
Keurig Dr Pepper, Inc.	49	1,424
Monster Beverage Corp. (b)	108	6,437
PepsiCo, Inc.	394	50,452
		117,283
Specialized REITs–1.14%
American Tower Corp.	122	23,827
Crown Castle International Corp.	115	14,465
Digital Realty Trust, Inc.	55	6,474
Equinix, Inc.	23	10,458
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco U.S. Managed Volatility Fund

Shares		Value
Specialized REITs–(continued)
Public Storage	41	$ 9,068
SBA Communications Corp., Class A(b)	30	6,112
Weyerhaeuser Co.	200	5,360
		75,764
Specialty Chemicals–0.93%
Celanese Corp. Series A	36	3,884
DowDuPont, Inc.	628	24,147
Ecolab, Inc.	79	14,542
PPG Industries, Inc.	64	7,520
Sherwin-Williams Co. (The)	26	11,826
		61,919
Specialty Stores–0.08%
Ulta Beauty, Inc. (b)	16	5,584
Steel–0.07%
Nucor Corp.	84	4,794
Systems Software–5.26%
Microsoft Corp.	2,098	273,999
Oracle Corp.	697	38,565
Palo Alto Networks, Inc. (b)	25	6,221
Red Hat, Inc. (b)	49	8,944
ServiceNow, Inc. (b)	49	13,304
Symantec Corp.	175	4,237
VMware, Inc., Class A	21	4,286
		349,556
Technology Hardware, Storage & Peripherals–4.44%
Apple, Inc.	1,315	263,881
Dell Technologies, Inc. Class C(b)	65	4,382
Hewlett Packard Enterprise Co.	367	5,802
HP, Inc.	425	8,479
NetApp, Inc.	68	4,954
Shares		Value
Technology Hardware, Storage & Peripherals–(continued)
Seagate Technology PLC	76	$ 3,672
Western Digital Corp.	75	3,834
		295,004
Tobacco–1.01%
Altria Group, Inc.	531	28,849
Philip Morris International, Inc.	442	38,260
		67,109
Trading Companies & Distributors–0.13%
Fastenal Co.	77	5,432
W.W. Grainger, Inc.	12	3,384
		8,816
Water Utilities–0.08%
American Water Works Co., Inc.	48	5,193
Wireless Telecommunication Services–0.09%
T-Mobile US, Inc. (b)	83	6,058
Total Common Stocks & Other Equity Interests (Cost $5,992,581)		6,570,488

Money Market Funds–0.95%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(c)	22,218	22,218
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(c)	15,868	15,873
Invesco Treasury Portfolio, Institutional Class, 2.32%(c)	25,393	25,393
Total Money Market Funds (Cost $63,484)		63,484
TOTAL INVESTMENTS IN SECURITIES–99.80% (Cost $6,056,065)		6,633,972
OTHER ASSETS LESS LIABILITIES–0.20%		13,157
NET ASSETS–100.00%		$ 6,647,129
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco U.S. Managed Volatility Fund

Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Information Technology	22.34%
Health Care	13.69
Financials	12.51
Communication Services	10.75
Consumer Discretionary	10.07
Industrials	8.86
Consumer Staples	7.61
Energy	5.25
Utilities	2.91
Real Estate	2.48
Materials	2.38
Money Market Funds Plus Other Assets Less Liabilities	1.15
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $5,992,581)	$6,570,488
Investments in affiliated money market funds, at value (Cost $63,484)	63,484
Receivable for:
Fund shares sold	7,054
Fund expenses absorbed	33,033
Dividends	5,795
Investment for trustee deferred compensation and retirement plans	3,919
Other assets	9,367
Total assets	6,693,140
Liabilities:
Payable for:
Accrued trustees’ and officers’ fees and benefits	1,142
Accrued other operating expenses	40,950
Trustee deferred compensation and retirement plans	3,919
Total liabilities	46,011
Net assets applicable to shares outstanding	$ 6,647,129
Net assets consist of:
Shares of beneficial interest	$ 6,252,876
Distributable earnings	394,253
$ 6,647,129
Net Assets:
Class R6	$ 6,647,129
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	624,641
Class R6:
Net asset value and offering price per share	$ 10.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco U.S. Managed Volatility Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Dividends	$ 62,649
Dividends from affiliated money market funds	548
Total investment income	63,197
Expenses:
Advisory fees	2,971
Administrative services fees	8,640
Custodian fees	6,479
Trustees’ and officers’ fees and benefits	10,794
Registration and filing fees	12,307
Reports to shareholders	9,047
Professional services fees	15,923
Other	6,155
Total expenses	72,316
Less: Fees waived and expenses reimbursed	(67,860)
Net expenses	4,456
Net investment income	58,741
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(23,626)
Futures contracts	(143,139)
(166,765)
Change in net unrealized appreciation of:
Investment securities	537,230
Futures contracts	30,465
567,695
Net realized and unrealized gain	400,930
Net increase in net assets resulting from operations	$ 459,671
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and for the period December 18, 2017 (commencement date) through October 31,2018
(Unaudited)
	April 30, 2019	December 18, 2017 (commencement date) through October 31, 2018
Operations:
Net investment income	$ 58,741	$ 89,033
Net realized gain (loss)	(166,765)	(26,511)
Change in net unrealized appreciation	567,695	10,212
Net increase in net assets resulting from operations	459,671	72,734
Distributions to shareholders from distributable earnings:
Class R6	(138,152)	—
Total distributions to shareholders from distributable earnings	(138,152)	—
Share transactions–net:
Class R6	415,902	5,836,974
Net increase in net assets resulting from share transactions	415,902	5,836,974
Net increase in net assets	737,421	5,909,708
Net assets:
Beginning of period	5,909,708	—
End of period	$ 6,647,129	$5,909,708
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco U.S. Managed Volatility Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class R6
Six months ended 04/30/19	$ 10.14	$0.10	$ 0.64	$0.74	$(0.19)	$(0.05)	$(0.24)	$10.64	7.50%	$ 6,647	0.15% (d)	2.43% (d)	1.98% (d)	4%
Year ended 10/31/18(e)	10.00	0.16	(0.02)	0.14	—	—	—	10.14	1.40	5,910	0.15 (f)	3.40 (f)	1.74 (f)	9

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,992 for Class R6 shares.
(e)	Commencement date of December 18, 2017.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco U.S. Managed Volatility Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.
The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
17	Invesco U.S. Managed Volatility Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
18	Invesco U.S. Managed Volatility Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees of $2,971 and reimbursed Fund expenses of $64,889.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of April 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual
19	Invesco U.S. Managed Volatility Fund

obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(143,139)
Change in Net Unrealized Appreciation:
Futures contracts	30,465
Total	$ (112,674)
The table below summarizes the two month average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$2,123,738
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of October 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $444,200 and $259,677, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 799,905
Aggregate unrealized (depreciation) of investments	(273,259)
Net unrealized appreciation of investments	$ 526,646
Cost of investments for tax purposes is $6,107,326.
20	Invesco U.S. Managed Volatility Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		December 18, 2017 (commencement date) through October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class R6	45,678	$ 451,611	594,574	$5,962,973
Issued as reinvestment of dividends:
Class R6	2,204	21,052	—	—
Reacquired:
Class R6	(5,797)	(56,761)	(12,018)	(125,999)
Net increase in share activity	42,085	$415,902	582,556	$ 5,836,974

(a)	80% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
21	Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class R6	$1,000.00	$1,075.00	$0.77	$1,024.05	$0.75	0.15%

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
22	Invesco U.S. Managed Volatility Fund

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Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	USMGV-SAR-1

Semiannual Report to Shareholders	April 30, 2019
Invesco World Bond Fund
Nasdaq:
A: AUBAX ■ C: AUBCX ■ Y: AUBYX ■ R5: AUBIX ■ R6: AUBFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
25	Fund Expenses
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, October 31, 2018 to April 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	5.06%
Class C Shares	4.67
Class Y Shares	5.20
Class R5 Shares	4.99
Class R6 Shares	5.19
Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	4.28
Lipper Global Income Funds Index ■ (Peer Group Index)	4.26
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment grade, fixed income markets.
    The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
2	Invesco World Bond Fund

Average Annual Total Returns
As of 4/30/19, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	2.79%
10 Years	2.46
5 Years	–0.83
1 Year	–4.56
Class C Shares
Inception (3/31/06)	2.53%
10 Years	2.12
5 Years	–0.71
1 Year	–2.03
Class Y Shares
Inception (10/3/08)	2.77%
10 Years	3.15
5 Years	0.29
1 Year	–0.06
Class R5 Shares
Inception (3/31/06)	3.35%
10 Years	3.12
5 Years	0.21
1 Year	–0.26
Class R6 Shares
10 Years	3.07%
5 Years	0.29
1 Year	–0.06
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospec-
Average Annual Total Returns
As of 3/31/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	2.84%
10 Years	2.54
5 Years	–0.47
1 Year	–6.08
Class C Shares
Inception (3/31/06)	2.58%
10 Years	2.20
5 Years	–0.35
1 Year	–3.69
Class Y Shares
Inception (10/3/08)	2.84%
10 Years	3.23
5 Years	0.65
1 Year	–1.66
Class R5 Shares
Inception (3/31/06)	3.42%
10 Years	3.21
5 Years	0.59
1 Year	–1.86
Class R6 Shares
10 Years	3.15%
5 Years	0.65
1 Year	–1.66

tus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 2.06%, 2.81%, 1.81%, 1.59% and 1.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
3	Invesco World Bond Fund

Letters to Shareholders
Dear Fellow Shareholders:
Bruce Crockett
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
4	Invesco World Bond Fund

Schedule of Investments
April 30, 2019
(Unaudited)
	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–45.40%(a)
Australia–1.21%
Australia Government Bond Series 136, REGS, 4.75%, 04/21/2027(b)	AUD	360,000	$ 312,077
Belgium–0.51%
Solvay Finance S.A. REGS, 5.87% (b)(c)	EUR	100,000	131,093
Canada–2.08%
Canadian Government Bond, 2.00%, 06/01/2028	CAD	700,000	535,703
China–0.45%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 5.38%, 05/01/2023(b)	EUR	100,000	114,133
Egypt–0.52%
Egypt Government International Bond, 6.38%, 04/11/2031(b)	EUR	120,000	132,903
France–8.87%
Electricite de France S.A. REGS, 4.13%, (b)(c)	EUR	100,000	119,196
French Republic Government Bond OAT REGS, 1.85%, 07/25/2027(b)	EUR	1,165,438	1,641,873
Orange S.A. REGS, 5.88% (b)(c)	GBP	200,000	283,567
TOTAL S.A. REGS, 2.63%, (b)(c)	EUR	200,000	235,482
			2,280,118
Germany–0.51%
Evonik Industries AG, REGS , 2.13% (EUAMDB05 + 1.95%), 07/07/2077(b)(d)	EUR	115,000	131,903
India–1.66%
Province of British Columbia, 6.60%, 01/09/2020(b)	INR	30,000,000	427,392
Indonesia–5.26%
Indonesia Treasury Bond,
Series FR54, 9.50%, 07/15/2031	IDR	6,200,000,000	485,769
Series FR72, 8.25%, 05/15/2036	IDR	6,149,000,000	432,095
Series FR75, 7.50%, 05/15/2038	IDR	6,726,000,000	432,931
			1,350,795
Italy–0.49%
Italy Buoni Poliennali del Tesoro, REGS, 3.45%, 03/01/2048(b)	EUR	110,000	125,230
	Principal Amount		Value
Japan–4.04%
Japan Government Forty Year Bond Series 9, 0.40%, 03/20/2056	JPY	78,650,000	$ 658,754
Japan Government Twenty Year Bond Series 147, 1.60%, 12/20/2033	JPY	35,000,000	379,771
			1,038,525
Netherlands–1.95%
Cooperatieve Rabobank U.A. REGS, 5.50%, (b)(c)	EUR	200,000	235,181
Rabobank Capital Funding Trust IV REGS, 5.56%, (b)(c)	GBP	200,000	267,058
			502,239
Russia–3.17%
Russian Federal Bond - OFZ,
Series 6218, 8.50%, 09/17/2031	RUB	17,000,000	271,134
Series 6221, 7.70%, 03/23/2033	RUB	36,576,000	544,695
			815,829
Switzerland–1.43%
Credit Suisse AG REGS, 5.75% (5yr. EUR Swap Rate + 4.00%), 09/18/2025(b)(d)	EUR	100,000	120,151
UBS Group Funding (Switzerland) AG REGS, 5.75%, (b)(c)	EUR	200,000	247,976
			368,127
United Kingdom–9.54%
Direct Line Insurance Group PLC, REGS, 9.25% (6 mo. GBP LIBOR + 7.91%), 04/27/2042(b)(d)	GBP	100,000	155,004
Iceland Bondco PLC, REGS, 4.63%, 03/15/2025(b)	GBP	100,000	120,467
Nationwide Building Society REGS, 6.88%, (b)(c)	GBP	200,000	262,999
NGG Finance PLC REGS, 5.63% (12 yr. GBP Swap Rate + 3.48%), 06/18/2073(b)(d)	GBP	250,000	353,909
United Kingdom Gilt, REGS, 3.50%, 07/22/2068(b)	GBP	150,000	323,674
United Kingdom Gilt Inflation-Linked, REGS, 1.63%, 10/22/2028(b)	GBP	160,000	216,894
United Kingdom Treasury Gilt, REGS, 1.75%, 07/22/2019(b)	GBP	780,000	1,019,368
			2,452,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco World Bond Fund

	Principal Amount		Value
United States–3.71%
Altria Group, Inc., 1.70%, 06/15/2025	EUR	150,000	$ 171,925
Ford Motor Credit Co. LLC 3.02%, 03/06/2024	EUR	100,000	117,824
Medtronic Global Holdings S.C.A., 1.13%, 03/07/2027	EUR	150,000	173,418
MPT Operating Partnership L.P./MPT Finance Corp. 3.33%, 03/24/2025	EUR	100,000	118,796
UGI International LLC, 3.25%, 11/01/2025(b)	EUR	100,000	117,392
Verizon Communications, Inc. 2.88%, 01/15/2038	EUR	200,000	254,137
			953,492
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,708,657)			11,671,874
U.S. Dollar Denominated Bonds & Notes–31.99%
Brazil–4.36%
Banco do Brasil S.A., MTN, 4.75% 03/20/2024(b)		$ 200,000	204,440
Petrobras Global Finance B.V., 5.75% 02/01/2029		424,000	426,120
Suzano Austria GmbH, 6.00% 01/15/2029(b)		200,000	214,500
Vale Overseas Ltd., 6.25% 08/10/2026		251,000	275,347
			1,120,407
Canada–0.59%
Enbridge, Inc., Series 16A, 6.00% (3 mo. USD LIBOR + 3.89%), 01/15/2077(d)		150,000	150,437
Colombia–0.77%
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd., REGS, 8.38% 05/10/2020(b)		200,000	198,550
Finland–2.20%
Nordea Bank Abp,
3.75%, 08/30/2023(b)		307,000	310,896
6.63% (b)(c)		250,000	255,844
			566,740
France–0.99%
BPCE S.A., 4.00% 09/12/2023(b)		250,000	255,827
Germany–1.00%
Landwirtschaftliche Rentenbank, 3.13% 11/14/2023		250,000	258,231
Japan–0.79%
Japan Finance Organization for Municipalities, 3.00% 03/12/2024(b)		200,000	202,545
	Principal Amount	Value
Luxembourg–0.35%
Intelsat Jackson Holdings S.A., 5.50% 08/01/2023	$ 100,000	$ 90,625
Mexico–0.71%
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 8.88% (b)(c)	200,000	181,500
Oman–0.78%
Oztel Holdings SPC Ltd., 6.63% 04/24/2028(b)	206,000	201,653
Russia–1.57%
ALROSA Finance S.A., 4.65% 04/09/2024(b)	200,000	202,028
Evraz PLC, 5.25% 04/02/2024(b)	200,000	202,856
		404,884
South Africa–0.81%
Eskom Holdings SOC Ltd., 6.35% 08/10/2028(b)	200,000	208,232
Switzerland–0.82%
Credit Suisse Group AG, 7.50% (b)(c)	200,000	209,878
Ukraine–0.80%
Ukraine Government International Bond, REGS, 9.75% 11/01/2028(b)	200,000	204,818
United Kingdom–2.83%
Bank of England Euro Note, 2.50% 02/22/2022(b)	110,000	110,571
HSBC Holdings PLC, 6.25% (c)	200,000	204,628
Lloyds Banking Group PLC, 4.55% 08/16/2028	200,000	209,762
Nationwide Building Society, 3.62% (3 mo. USD LIBOR + 1.18%), 04/26/2023(b)(d)	200,000	201,364
		726,325
United States–11.49%
AbbVie, Inc., 4.25% 11/14/2028	88,000	90,213
American Express Co., 3.70% 11/05/2021	288,000	294,223
AT&T, Inc., 4.35% 03/01/2029	315,000	325,958
Bank of America Corp., 3.56% (3 mo. USD LIBOR + 1.06%), 04/23/2027(d)	255,000	256,991
BP Capital Markets America, Inc., 4.23% 11/06/2028	116,000	124,154
Cigna Corp., 4.38% 10/15/2028(b)	161,000	166,230
Citigroup, Inc., 3.35% (3 mo. USD LIBOR + 0.90%), 04/24/2025(d)	290,000	291,710
CVS Health Corp., 4.78% 03/25/2038	214,000	208,750
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco World Bond Fund

Principal Amount		Value
United States–(continued)
Energy Transfer Partners, L.P., Series B , 6.63% (c)	$ 131,000	$ 124,675
Enterprise Products Operating LLC, Series D, 4.88% (3 mo. USD LIBOR + 2.99%), 08/16/2077(d)	75,000	71,778
L Brands, Inc., 5.63% 02/15/2022	100,000	104,125
Mars, Inc., 3.20% 04/01/2030(b)	89,000	87,943
Morgan Stanley, 3.77% (3 mo. USD LIBOR + 1.18%), 01/20/2022(d)	150,000	151,669
Plains All American Pipeline, L.P., Series B, 6.13% (c)	355,000	340,521
Plastipak Holdings, Inc., 6.25% 10/15/2025(b)	120,000	112,800
Southern Co. (The), Series B, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(d)	197,000	201,030
		2,952,770
Zambia–1.13%
First Quantum Minerals Ltd., 7.50% 04/01/2025(b)	300,000	291,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $8,118,404)		8,224,422
U.S. Treasury Securities–11.95%
U.S. Treasury Notes–11.95%
2.25%, 02/15/2027	1,648,392	1,697,660
2.88%, 05/15/2028	1,339,451	1,374,995
Total U.S. Treasury Securities (Cost $2,987,843)		3,072,655

Asset-Backed Securities–2.62%
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.48%, 04/25/2058(b)(e)	234,385	236,412
Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(e)	209,568	213,304
Verus Securitization Trust, Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(e)	219,994	224,633
Total Asset-Backed Securities (Cost $664,763)		674,349
Principal Amount		Value
Collateralized Mortgage Obligations–2.62%
United States–2.62%
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.61%, 10/26/2048(b)(e)(f)	$ 98,882	$ 100,610
COLT Mortgage Loan Trust, Series 2019-1, Class A1, 3.71%, 03/25/2049(b)(e)	95,688	96,527
Residential Mortgage Loan Trust, Series 2019-1, Class M1, 3.94%, 10/25/2058(b)(e)	229,392	231,043
Verus Securitization Trust, Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(e)	241,304	243,899
Total Collateralized Mortgage Obligations (Cost $665,259)		672,079

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.29%
Freddie Mac Multifamily Securitization, Series K038, Class X1, IO, 1.31% Multifamily Structured Pass Through Certificates, IO, 03/25/2024(e) (Cost $76,562)	1,604,499	75,511
Shares
Money Market Funds–0.22%
Invesco Government & Agency Portfolio, Institutional Class, 2.34%(g)	18,762	18,762
Invesco Liquid Assets Portfolio, Institutional Class, 2.48%(g)	14,736	14,740
Invesco Treasury Portfolio, Institutional Class, 2.32%(g)	21,442	21,442
Total Money Market Funds (Cost $54,944)		54,944
TOTAL INVESTMENTS IN SECURITIES—95.09% (Cost $24,276,432)		24,445,834
OTHER ASSETS LESS LIABILITIES–4.91%		1,262,963
NET ASSETS–100.00%		$25,708,797
Investment Abbreviations:
AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
REGS	– Regulation S
RUB	– Russian Ruble
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco World Bond Fund

Notes to Schedule of Investments:
(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $12,464,825, which represented 48.48% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2019.
(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2019.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Euro BTP Italian Government Bonds	3	June-2019	$ 438,972	$13,824	$13,824
Japan 10 year Bonds	2	June-2019	2,742,134	2,855	2,855
U.S. Treasury Ultra Bonds	14	June-2019	1,844,937	27,201	27,201
Subtotal—Long Futures Contracts				43,880	43,880
Short Futures Contracts
Interest Rate Risk
Euro-Bund	15	June-2019	(2,781,177)	1,029	1,029
Euro-OAT	8	June-2019	(1,453,594)	(6,778)	(6,778)
Subtotal—Short Futures Contracts				(5,749)	(5,749)
Total Futures Contracts				$38,131	$38,131

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
06/20/2019	Goldman Sachs International	EUR	678,082	USD	772,628	$ 8,917
06/20/2019	Goldman Sachs International	GBP	3,546,616	USD	4,679,586	42,748
06/20/2019	Goldman Sachs International	SEK	2,575,686	EUR	2,300,673	15,517
06/20/2019	Goldman Sachs International	EUR	2,482,605	JPY	275,705,000	2,366
06/20/2019	Goldman Sachs International	HUF	3,088,619	EUR	2,780,000	42,440
06/20/2019	Goldman Sachs International	NZD	1,021,677	AUD	1,465,000	12,285
06/20/2019	Goldman Sachs International	USD	784,697	ZAR	11,295,000	413
06/20/2019	Goldman Sachs International	JPY	1,007,922	EUR	896,000	1,225
06/20/2019	Goldman Sachs International	NZD	575,942	JPY	64,630,000	6,578
06/20/2019	Goldman Sachs International	ZAR	10,857,864	USD	770,000	15,276
06/20/2019	Goldman Sachs International	HUF	292,815,574	USD	1,029,716	12,296
06/20/2019	Goldman Sachs International	USD	389,179	GBP	300,000	3,040
06/20/2019	Goldman Sachs International	USD	100,000	EUR	89,272	545
Subtotal—Appreciation						163,646
Currency Risk
06/20/2019	Goldman Sachs International	INR	15,150,000	USD	214,842	(1,657)
06/20/2019	Goldman Sachs International	IDR	19,135,445,000	USD	1,327,812	(6,779)
06/20/2019	Goldman Sachs International	USD	346,702	KRW	391,000,000	(11,398)
06/20/2019	Goldman Sachs International	USD	103,626	SEK	957,819	(2,380)
06/20/2019	Goldman Sachs International	EUR	2,588,295	SEK	24,069,162	(44,070)
06/20/2019	Goldman Sachs International	USD	112,675	CAD	149,716	(779)
06/20/2019	Goldman Sachs International	USD	1,059,950	HUF	292,812,924	(42,539)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco World Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
06/20/2019	Goldman Sachs International	USD	5,168,721	GBP	3,911,557	$ (54,760)
06/20/2019	Goldman Sachs International	RUB	53,545,000	USD	815,894	(6,493)
06/20/2019	Goldman Sachs International	USD	3,280,340	JPY	362,500,540	(13,069)
06/20/2019	Goldman Sachs International	USD	23,221	NOK	198,532	(165)
06/21/2019	Goldman Sachs International	USD	56,001	PLN	212,276	(376)
06/20/2019	Goldman Sachs International	AUD	1,036,040	JPY	114,130,000	(7,370)
06/20/2019	Goldman Sachs International	GBP	797,106	USD	1,040,000	(2,134)
06/21/2019	Goldman Sachs International	USD	774,476	BRL	3,010,000	(9,818)
06/20/2019	Goldman Sachs International	JPY	1,635,747	NZD	2,415,000	(21,329)
06/20/2019	Goldman Sachs International	EUR	3,118,975	HUF	887,972,206	(33,617)
06/20/2019	Goldman Sachs International	USD	1,037,125	EUR	915,000	(6,579)
06/20/2019	Goldman Sachs International	JPY	1,565,633	EUR	1,370,000	(22,629)
06/21/2019	Goldman Sachs International	BRL	3,010,000	USD	762,663	(1,996)
06/20/2019	Goldman Sachs International	EUR	366,821	USD	410,000	(3,144)
06/20/2019	Goldman Sachs International	GBP	1,852,868	EUR	1,635,000	(11,399)
Subtotal—Depreciation						(304,480)
Total Forward Foreign Currency Contracts						$(140,834)

Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
USD	—U.S. Dollar
ZAR	—South African Rand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco World Bond Fund

Portfolio Composition
By sector, based on Net Assets
as of April 30, 2019
Soverign Debt	32.48%
Financials	18.22
U.S. Treasury Securities	11.95
Energy	6.20
Materials	6.06
Communication Services	4.49
Utilities	3.43
Collateralized Mortgage Obligations	2.91
Asset-Backed Securities	2.62
Health Care	2.48
Consumer Staples	1.48
Consumer Discretionary	1.32
Industrials	0.77
Real Estate	0.46
Money Market Funds Plus Other Assets Less Liabilities	5.13
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco World Bond Fund

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $24,221,488)	$24,390,890
Investments in affiliated money market funds, at value (Cost $54,944)	54,944
Other investments:
Variation margin receivable — futures contracts	138,552
Unrealized appreciation on forward foreign currency contracts outstanding	163,646
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	125,392
Cash	4,328
Foreign currencies, at value (Cost $925,845)	920,276
Receivable for:
Fund shares sold	5,758
Fund expenses absorbed	11,539
Dividends	796
Interest	277,418
Investment for trustee deferred compensation and retirement plans	41,989
Other assets	38,478
Total assets	26,174,006
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	304,480
Payable for:
Fund shares reacquired	18,331
Accrued fees to affiliates	18,971
Accrued trustees’ and officers’ fees and benefits	1,533
Accrued other operating expenses	77,804
Trustee deferred compensation and retirement plans	44,090
Total liabilities	465,209
Net assets applicable to shares outstanding	$25,708,797
Net assets consist of:
Shares of beneficial interest	$27,243,816
Distributable earnings	(1,535,019)
$25,708,797
Net Assets:
Class A	$20,913,024
Class C	$ 1,944,572
Class Y	$ 2,733,913
Class R5	$ 808
Class R6	$ 116,480
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,090,015
Class C	194,701
Class Y	273,431
Class R5	81
Class R6	11,638
Class A:
Net asset value per share	$ 10.01
Maximum offering price per share (Net asset value of $10.01 ÷ 95.75%)	$ 10.45
Class C:
Net asset value and offering price per share	$ 9.99
Class Y:
Net asset value and offering price per share	$ 10.00
Class R5:
Net asset value and offering price per share	$ 9.97
Class R6:
Net asset value and offering price per share	$ 10.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco World Bond Fund

Statement of Operations
For the six months ended April 30, 2019
(Unaudited)
Investment income:
Interest (net of foreign withholding taxes of $1,398)	$ 504,756
Dividends from affiliated money market funds	7,944
Total investment income	512,700
Expenses:
Advisory fees	81,268
Administrative services fees	9,558
Custodian fees	5,995
Distribution fees:
Class A	24,594
Class C	13,122
Transfer agent fees — A, C and Y	38,084
Transfer agent fees — R6	57
Trustees’ and officers’ fees and benefits	11,277
Registration and filing fees	34,795
Reports to shareholders	12,800
Professional services fees	34,995
Other	12,001
Total expenses	278,546
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(154,625)
Net expenses	123,921
Net investment income	388,779
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(216,967)
Foreign currencies	55,613
Forward foreign currency contracts	(332,187)
Futures contracts	110,151
Option contracts written	7,418
Swap agreements	(73,502)
(449,474)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,410,318
Foreign currencies	26,377
Forward foreign currency contracts	(156,081)
Futures contracts	(15,232)
1,265,382
Net realized and unrealized gain	815,908
Net increase in net assets resulting from operations	$ 1,204,687
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco World Bond Fund

Statement of Changes in Net Assets
For the six months ended April 30, 2019 and the year ended October 31, 2018
(Unaudited)
	April 30, 2019	October 31, 2018
Operations:
Net investment income	$ 388,779	$ 936,741
Net realized gain (loss)	(449,474)	(469,909)
Change in net unrealized appreciation (depreciation)	1,265,382	(1,843,105)
Net increase (decrease) in net assets resulting from operations	1,204,687	(1,376,273)
Distributions to shareholders from distributable earnings:
Class A	(268,513)	(438,683)
Class B	—	(938)
Class C	(26,609)	(54,593)
Class Y	(39,571)	(92,519)
Class R5	(12)	(19)
Class R6	(1,708)	(1,936)
Total distributions to shareholders from distributable earnings	(336,413)	(588,688)
Return of capital:
Class A	—	(122,829)
Class B	—	(4)
Class C	—	(23,715)
Class Y	—	(23,195)
Class R5	—	(5)
Class R6	—	(453)
Total return of capital	—	(170,201)
Share transactions–net:
Class A	1,903,995	(2,234,131)
Class B	—	(222,690)
Class C	(1,760,656)	(240,689)
Class Y	(257,095)	(2,643,691)
Class R6	6,542	101,408
Net increase (decrease) in net assets resulting from share transactions	(107,214)	(5,239,793)
Net increase (decrease) in net assets	761,060	(7,374,955)
Net assets:
Beginning of period	24,947,737	32,322,692
End of period	$25,708,797	$24,947,737
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco World Bond Fund

Financial Highlights
April 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 04/30/19	$ 9.66	$ 0.16	$ 0.33	$ 0.49	$ (0.14)	$ -	$ —	$ (0.14)	$10.01	5.06%	$20,913	0.94% (d)	2.17% (d)	3.16% (d)	85%
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	(0.06)	—	(0.27)	9.66	(4.89)	18,347	0.93	2.21	3.25	131
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	(0.23)	—	(0.27)	10.43	2.63	22,150	0.95	2.21	3.22	245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	(0.08)	—	(0.16)	10.44	8.02	28,870	1.10	1.84	2.36	246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.12)	(0.14)	(0.26)	9.81	(5.38)	26,426	1.10	1.72	1.79	135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	-	(0.22)	(0.34)	10.63	(0.97)	32,668	1.10	1.68	1.83	237
Class C
Six months ended 04/30/19	9.64	0.12	0.33	0.45	(0.10)	-	—	(0.10)	9.99	4.67	1,945	1.69 (d)	2.92 (d)	2.41 (d)	85
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	(0.04)	—	(0.19)	9.64	(5.62)	3,591	1.68	2.96	2.50	131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	(0.16)	—	(0.19)	10.41	1.80	4,147	1.70	2.96	2.47	245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	(0.03)	—	(0.08)	10.42	7.24	5,121	1.85	2.59	1.61	246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.04)	(0.14)	(0.18)	9.79	(6.10)	4,998	1.85	2.47	1.04	135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	-	(0.22)	(0.25)	10.61	(1.63)	6,441	1.85	2.43	1.08	237
Class Y
Six months ended 04/30/19	9.65	0.17	0.33	0.50	(0.15)	-	—	(0.15)	10.00	5.20	2,734	0.69 (d)	1.92 (d)	3.41 (d)	85
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	(0.07)	—	(0.30)	9.65	(4.66)	2,903	0.68	1.96	3.50	131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	(0.26)	—	(0.30)	10.42	2.81	5,797	0.70	1.96	3.47	245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	(0.11)	—	(0.18)	10.44	8.40	10,509	0.85	1.59	2.61	246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85	1.47	2.04	135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	-	(0.22)	(0.36)	10.63	(0.63)	4,989	0.85	1.43	2.08	237
Class R5
Six months ended 04/30/19	9.64	0.16	0.32	0.48	(0.15)	-	—	(0.15)	9.97	4.99	1	0.69 (d)	1.72 (d)	3.41 (d)	85
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	(0.07)	—	(0.30)	9.64	(4.75)	1	0.68	1.73	3.50	131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	(0.26)	—	(0.30)	10.42	2.81	1	0.70	1.77	3.47	245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	(0.11)	—	(0.18)	10.44	8.29	1	0.85	1.30	2.61	246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85	1.16	2.04	135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	-	(0.22)	(0.36)	10.64	(0.63)	118	0.85	1.15	2.08	237
Class R6
Six months ended 04/30/19	9.66	0.17	0.33	0.50	(0.15)	-	—	(0.15)	10.01	5.19	116	0.69 (d)	1.72 (d)	3.41 (d)	85
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	(0.07)	—	(0.30)	9.66	(4.65)	106	0.68	1.73	3.50	131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	(0.26)	—	(0.30)	10.43	2.91	11	0.70	1.77	3.47	245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	(0.11)	—	(0.18)	10.44	8.29	11	0.85	1.30	2.61	246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85	1.16	2.04	135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	-	(0.22)	(0.36)	10.63	(0.72)	12,637	0.85	1.14	2.08	237

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $19,839, $2,646, $2,613, $1 and $114 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco World Bond Fund

Notes to Financial Statements
April 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco World Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,
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bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in
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foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized
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and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since
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entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%
For the six months ended April 30, 2019, the effective advisory fees incurred by the Fund was 0.65%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended April 30, 2019, the Adviser waived advisory fees and reimbursed fund level expenses of $116,483 and reimbursed class level expenses of $29,652, $3,955, $3,906, $0 and $57 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
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The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2019, IDI advised the Fund that IDI retained $815 in front-end sales commissions from the sale of Class A shares and $102 and $511 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of April 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$ —	$ 11,671,874	$—	$ 11,671,874
U.S. Dollar Denominated Bonds & Notes	—	8,224,422	—	8,224,422
U.S. Treasury Securities	—	3,072,655	—	3,072,655
Asset-Backed Securities	—	674,349	—	674,349
Collateralized Mortgage Obligations	—	672,079	—	672,079
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	75,511	—	75,511
Money Market Funds	54,944	—	—	54,944
Total Investments in Securities	54,944	24,390,890	—	24,445,834
Other Investments - Assets*
Futures Contracts	44,909	—	—	44,909
Forward Foreign Currency Contracts	—	163,646	—	163,646
	44,909	163,646	—	208,555
20	Invesco World Bond Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$ (6,778)	$ —	$—	$ (6,778)
Forward Foreign Currency Contracts	—	(304,480)	—	(304,480)
	(6,778)	(304,480)	—	(311,258)
Total Other Investments	38,131	(140,834)	—	(102,703)
Total Investments	$93,075	$24,250,056	$—	$24,343,131

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ 44,909	$ 44,909
Unrealized appreciation on forward foreign currency contracts outstanding	163,646	-	163,646
Total Derivative Assets	163,646	44,909	208,555
Derivatives not subject to master netting agreements	-	(44,909)	(44,909)
Total Derivative Assets subject to master netting agreements	$ 163,646	$ -	$ 163,646
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ -	$ (6,778)	$ (6,778)
Unrealized depreciation on forward foreign currency contracts outstanding	(304,480)	-	(304,480)
Total Derivative Liabilities	(304,480)	(6,778)	(311,258)
Derivatives not subject to master netting agreements	-	6,778	6,778
Total Derivative Liabilities subject to master netting agreements	$(304,480)	$ -	$(304,480)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$163,646	$(304,480)	$(140,834)	$–	$–	$(140,834)
21	Invesco World Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$(332,187)	$ -	$(332,187)
Futures contracts	-	-	110,151	110,151
Options purchased(a)	-	(17,337)	-	(17,337)
Options written	-	7,418	-	7,418
Swap agreements	(59,025)	-	(14,477)	(73,502)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(156,081)	-	(156,081)
Futures contracts	-	-	(15,232)	(15,232)
Total	$(59,025)	$(498,187)	$ 80,442	$ (476,770)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the six months average notional value of forward foreign currency contracts and futures contracts, the two months average notional value of swap agreements and the one month average notional value of options purchased and options written held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$50,470,905	$7,640,068	$1,500,000	$1,500,000	$3,215,984
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $572.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be
22	Invesco World Bond Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of October 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$760,391	$240,875	$1,001,266

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2019 was $15,208,943 and $14,588,780, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $4,980,506 and $6,612,151, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 529,658
Aggregate unrealized (depreciation) of investments	(624,056)
Net unrealized appreciation (depreciation) of investments	$ (94,398)
Cost of investments for tax purposes is $24,437,529.
23	Invesco World Bond Fund

NOTE 10—Share Information
	Summary of Share Activity
	Six months ended April 30, 2019(a)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	399,733	$ 3,962,548	386,231	$ 3,997,153
Class C	24,287	242,056	94,499	976,792
Class Y	71,129	708,393	257,352	2,612,923
Class R6	730	7,125	9,758	99,645
Issued as reinvestment of dividends:
Class A	25,271	249,837	50,935	520,184
Class B(b)	—	—	88	924
Class C	2,328	22,853	6,882	70,106
Class Y	3,097	30,586	8,912	91,682
Class R6	157	1,557	206	2,086
Conversion of Class B shares to Class A shares:(c)
Class A	—	—	18,932	202,956
Class B	—	—	(18,980)	(202,956)
Automatic conversion of Class C shares to Class A shares:
Class A	109,681	1,096,951	-	-
Class C	(109,792)	(1,096,951)	-	-
Reacquired:
Class A	(343,754)	(3,405,341)	(681,579)	(6,954,424)
Class B(b)	—	—	(1,970)	(20,658)
Class C	(94,443)	(928,614)	(127,453)	(1,287,587)
Class Y	(101,478)	(996,074)	(521,993)	(5,348,296)
Class R6	(214)	(2,140)	(31)	(323)
Net increase (decrease) in share activity	(13,268)	$ (107,214)	(518,211)	$(5,239,793)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.
24	Invesco World Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value (11/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,050.60	$ 4.78	$ 1,020.13	$ 4.71	0.94%
Class C	1,000.00	1,046.70	8.58	1,016.41	8.45	1.69
Class Y	1,000.00	1,052.00	3.51	1,021.37	3.46	0.69
Class R5	1,000.00	1,049.90	3.51	1,021.37	3.46	0.69
Class R6	1,000.00	1,051.90	3.51	1,021.37	3.46	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2018 through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
25	Invesco World Bond Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
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•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee (the “Audit Committee”) of the Registrant’s Board of Trustees (the “Board”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments will become effective and supersede the no-action letter 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PwC could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Manager, a PwC Senior Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of June 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 8, 2019